As filed with the U.S. Securities and Exchange Commission on October 11, 2002
                                                      Registration No. 333-70734
--------------------------------------------------------------------------------

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------

                                    FORM S-6
                          REGISTRATION STATEMENT UNDER
                        THE SECURITIES ACT OF 1933    [ ]
                      POST-EFFECTIVE AMENDMENT NO. 3  [X]
                 -----------------------------------------------

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV
                              (Exact name of trust)

                       JOHN HANCOCK LIFE INSURANCE COMPANY
                               (Name of depositor)

                               JOHN HANCOCK PLACE
                 INSURANCE & SEPARATE ACCOUNTS DIV. - LAW SECTOR
                           BOSTON, MASSACHUSETTS 02117
          (Complete address of depositor's principal executive offices)
                              --------------------

                             RONALD J. BOCAGE, ESQ.
                       JOHN HANCOCK LIFE INSURANCE COMPANY
                 INSURANCE & SEPARATE ACCOUNTS DIV. - LAW SECTOR
                        JOHN HANCOCK PLACE, BOSTON, 02117
                (Name and complete address of agent for service)
                            -------------------------

                                    Copy to:
                               THOMAS C. LAUERMAN
                                 Foley & Lardner
                               3000 K Street, N.W.
                             Washington, D.C. 20007

                           --------------------------

It is proposed that this filing become effective (check appropriate box)

     [X] immediately upon filing pursuant to paragraph (b) of Rule 485

     [_] on May 1, 2002 pursuant to paragraph (b) of Rule 485

     [_] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

     [_] on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate check the following box

     [_] this post-effective amendment designates a new effective date for a previously filed amendment.

Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities under the Securities Act of 1933.

                        PROSPECTUS DATED OCTOBER 11, 2002
          ------------------------------------------------------------
                      MEDALLION VARIABLE UNIVERSAL LIFE PLUS
          ------------------------------------------------------------

                a flexible premium variable life insurance policy
                                    issued by
               JOHN HANCOCK LIFE INSURANCE COMPANY ("JOHN HANCOCK")

     The policy provides an investment option with fixed rates of return declared by John Hancock and the following variable investment options:

-------------------------------------------------------------------------------------------------------------------
VARIABLE INVESTMENT OPTION                                             MANAGED BY
--------------------------                                             ----------
  ProFund VP Bull........................................        ProFund Advisors LLC
  ProFund VP OTC.........................................        ProFund Advisors LLC
  ProFund VP Mid-Cap Value...............................        ProFund Advisors LLC
  ProFund VP Mid-Cap Growth..............................        ProFund Advisors LLC
  ProFund VP Small-Cap...................................        ProFund Advisors LLC
  ProFund VP Small-Cap Value.............................        ProFund Advisors LLC
  ProFund VP Small-Cap Growth............................        ProFund Advisors LLC
  ProFund VP Europe 30...................................        ProFund Advisors LLC
  ProFund VP Asia 30.....................................        ProFund Advisors LLC
  ProFund VP Bull Plus...................................        ProFund Advisors LLC
  ProFund VP UltraMid-Cap................................        ProFund Advisors LLC
  ProFund VP UltraSmall-Cap..............................        ProFund Advisors LLC
  ProFund VP UltraOTC....................................        ProFund Advisors LLC
  ProFund VP Bear........................................        ProFund Advisors LLC
  ProFund VP Short Small-Cap.............................        ProFund Advisors LLC
  ProFund VP Short OTC...................................        ProFund Advisors LLC
  ProFund VP U.S. Government Plus........................        ProFund Advisors LLC
  ProFund VP Rising Rates Opportunity....................        ProFund Advisors LLC
  ProFund VP Money Market................................        ProFund Advisors LLC
  ProFund VP Basic Materials.............................        ProFund Advisors LLC
  ProFund VP Biotechnology...............................        ProFund Advisors LLC
  ProFund VP Energy......................................        ProFund Advisors LLC
  ProFund VP Financial...................................        ProFund Advisors LLC
  ProFund VP Healthcare..................................        ProFund Advisors LLC
  ProFund VP Precious Metals.............................        ProFund Advisors LLC
  ProFund VP Real Estate.................................        ProFund Advisors LLC
  ProFund VP Semiconductor...............................        ProFund Advisors LLC
  ProFund VP Technology..................................        ProFund Advisors LLC
  ProFund VP Telecommunications..........................        ProFund Advisors LLC
  ProFund VP Utilities...................................        ProFund Advisors LLC
  VST Large Cap Growth...................................        Independence Investment LLC
  VST Growth & Income....................................        Independence Investment LLC and Putnam Investment
                                                                 Management, LLC
  VST Managed............................................        Independence Investment LLC and Capital Guardian
                                                                 Trust Company
  VST Active Bond........................................        John Hancock Advisers, LLC
--------------------------------------------------------------------------------------------------------------------

  The variable investment options shown on page 1 are those available as of the date of this prospectus. We may add, modify or delete variable investment options in the future.

  When you select one or more of these variable investment options, we invest your money in the corresponding investment option(s) of ProFunds and/or the John Hancock Variable Series Trust I (together, "the Series Funds"). In this prospectus, the investment options of the Series Funds are referred to as "funds".

  Each Series Fund is a so-called "series" type mutual fund registered with the Securities and Exchange Commission ("SEC"). The investment results of each variable investment option you select will depend on those of the corresponding fund of one of the Series Funds. Each of the funds is separately managed and has its own investment objective and strategies. Attached at the end of this prospectus are prospectuses for the Series Funds. The Series Fund prospectuses contain detailed information about each available fund. Be sure to read those prospectuses before selecting any of the variable investment options shown on page 1.

                             * * * * * * * * * * * *

  Please note that the SEC has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                             * * * * * * * * * * * *


                        JOHN HANCOCK LIFE SERVICING OFFICE
                        ----------------------------------

                                 EXPRESS DELIVERY
                                 ----------------
                              529 Main Street (X-4)
                              Charlestown, MA 02129


                  U.S. MAIL                 PHONE: 1-800-732-5543
                  ---------
                 P.O. Box 111
               Boston, MA 02117              FAX:  (see page 24)

                             GUIDE TO THIS PROSPECTUS

  This prospectus contains information that you should know before you buy a policy or exercise any of your rights under the policy. However, please keep in mind that this is a prospectus - - it is not the policy. The prospectus simplifies many policy provisions to better communicate the policy's essential features. Your rights and obligations under the policy will be determined by the language of the policy itself. When you receive your policy, read it carefully.

  This prospectus is arranged in the following way:

     . The section which follows is called "Basic Information". It contains basic information about the policy in a question and answer format. You should read the Basic Information before reading any other section of the prospectus.

     . Behind the Basic Information section are illustrations of hypothetical policy benefits that help clarify how the policy works. These start on page 26.

     . Behind the illustrations is a section called "Additional Information." This section gives more details about the policy. It generally does not repeat information contained in the Basic Information section. A table of contents for the Additional Information section appears on page 33.

     . Behind the Additional Information section are the financial statements for us and for the Separate Account that we use for this policy. These start on page 48.

     . Finally, there is an Alphabetical Index of Key Words and Phrases at the back of the prospectus on page 234.

 After the Alphabetical Index of Key Words and Phrases, this prospectus ends and the prospectuses for the Series Funds begin.

                                BASIC INFORMATION

  This "Basic Information" section provides answers to commonly asked questions about the policy. Here are the page numbers where the questions and answers appear:

Question                                                     Beginning on page
--------                                                     -----------------
..What is the policy?.........................................         5

..Is there anything unusual about this particular product?....         5

..Is this type of product appropriate for you?................         6

..Who owns the policy?........................................         7

..What charges will we deduct from your investment in the
  policy?....................................................         7

..What charges will the Series Fund deduct from your
  investment in the policy?..................................         9

..What other charges can we impose in the future?.............        11

..How can you invest money in the policy?.....................        11

..Is there a minimum amount you must invest?..................        12

..How will the value of your investment in the policy
  change over time?..........................................        14

..How can you change your policy's investment allocations?....        15

..How can you access your investment in the policy?...........        16

..How much will we pay when the insured person dies?..........        18

..Can you add optional benefit riders?........................        19

..How can you change your policy's insurance coverage?........        20

..Can you cancel your policy after it's issued?...............        21

..Can you choose the form in which we pay out policy
  proceeds?..................................................        21

..To what extent can we vary the terms and conditions of
  our policies in particular cases?..........................        22

..How will your policy be treated for income tax purposes?....        23

..How do you communicate with us?.............................        23

..Can you authorize someone else to request transfers on
  your behalf?...............................................        25

 WHAT IS THE POLICY?

  The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary if the insured person dies (we call this the "death benefit") may be similarly affected. If the life insurance protection is provided under a master group policy, the term "policy" as used in this prospectus refers to the certificate you will be issued and not to the master group policy.

  While the insured person is alive, you will have a number of options under the policy. Here are some major ones:

    . Determine when and how much you invest in the various investment options

    .  Borrow or withdraw amounts you have in the investment options

    .  Change the beneficiary who will receive the death benefit

    .  Change the amount of insurance

    . Turn in (i.e., "surrender") the policy for the full amount of its surrender value

    . Choose the form in which we will pay out the death benefit or other proceeds

 Most of these options are subject to limits that are explained later in this prospectus.

 IS THERE ANYTHING UNUSUAL ABOUT THIS PARTICULAR PRODUCT?

  Yes, there is. The investment options of the policy were selected to accommodate individuals who contemplate engaging (either directly or through an investment professional) in active assets allocation or so-called "MARKET TIMING" ACTIVITY. "Market timing" is the practice of making frequent and typically large transfers of policy values among variable investment options in response to changes in the outlook for various markets with an expectation of increasing investment returns. Our other variable life insurance policies are not designed to accommodate such activity. By issuing this product, we don't in any way endorse or recommend the practice of market timing. However, we acknowledge that there are those who do believe in the efficacy of the practice and this product is designed to meet the needs of such persons.

  The reason this product can accommodate market timing activity is the presence of those investment options offered by ProFunds. These are clearly identifiable on page 1 of this prospectus since each contains the designation "ProFund VP". The ProFund investment options are not subject to the same restrictions on number, frequency and aggregate amount of transfers that apply to the other investment options. However, the ProFund investment options are subject to special restrictions as to the time of day by which any transfer request must be received. Transfer requests involving other investment options must be received before the end of our "business day" (currently 4:00 p.m. Eastern Standard Time) in order to be processed at that day's prices. Transfer requests involving ProFund investment options must be received by an earlier time (see "ProFund Transfer Requests" on page 24).

 IS THIS TYPE OF PRODUCT APPROPRIATE FOR YOU?

  You should apply for this type of product only if you feel you can tolerate significant volatility in your investment results. If you decide to apply for this type of product, you should seriously consider engaging the services of an investment professional to advise you on the proper use of investment options as part of an overall strategic or tactical asset allocation strategy. Of course, such investment professionals generally charge a fee for their services. The fee may or may not be charged to you directly. You should also keep in mind that the policy's primary purpose is to provide life insurance and that there are charges assessed for life insurance coverage. This is not simply an investment vehicle.

  Market timing is not for everybody. There are special risks associated with the practice. The principal risk of market timing is that the person or firm directing the transfers may misread the various markets and make ill-advised transfers, thereby resulting in investment results that are less favorable than they would have been in the absence of the market timing activity. Moreover, the potential negative impact of bad decisions is magnified by the fact that market timing decisions involve large amounts of assets and are concentrated in select markets. In addition, there are those who assert that (i) the frequency of transfers into and out of funds, in and of itself, increases the volatility of investment results and (ii) the mere fact of being "out of the market" as a result of market timing activity has a statistically significant negative impact on investment results. All of these risks, as well as all the other risks mentioned below, will be present whether you direct the transfers yourself or engage the services of an investment professional for that purpose.

  You should also be aware that the investment strategies of some of the ProFund VP funds are designed to magnify (both positively and negatively) the investment results of the benchmarks to which the funds relate. These so-called "leveraged" funds are the ProFunds VP Bull Plus, UltraMid-Cap, UltraSmall-Cap, UltraOTC, Bear, Short Small-Cap, Short OTC, U.S. Government Plus and Rising Rates Opportunity funds. The investment results of such leveraged funds are expected to exhibit significantly greater volatility than other investment options available under the policy. Indeed, when compared to a broad universe of open-end mutual funds, the ProFunds leveraged funds are considered to be among the most volatile. For example, the ProFunds VP UltraOTC fund is 4 times as volatile as the average domestic equity mutual fund. The leveraged investment techniques employed by these funds (including the borrowing costs incurred in creating leverage) should cause investors to lose more money in adverse environments. For example, if a fund seeks to track a benchmark by a factor of 2 and the benchmark suffers a 5% loss in value, the fund would be expected to lose 10% of its value before consideration of the borrowing costs. Factoring in the borrowing costs, the loss would be even greater than 10%. Similarly, a 5% gain in the benchmark would be expected to produce something less than a 10% gain in the fund due to the combined effect of the leverage factor and the borrowing costs.

  You should also keep in mind that none of the ProFund VP funds seek to provide correlation with their benchmarks over any period of time other than daily. Because of the effect of fund level fees and the compounding of returns, the performance of these funds should differ significantly from their benchmarks over time. This is particularly true for the leveraged funds due to the multiplier effect of the leverage factors involved.

  In addition to all of the risks mentioned above, there are specific investment risks associated with the various funds of the Series Funds (such as Active Trading Risk, Correlation Risk, Swap Counterparty Credit Risk and Risks of Aggressive Investment Techniques) that are described in detail in the attached Series Fund prospectuses. You should read those prospectuses very carefully before applying for the policy.

 WHO OWNS THE POLICY?

  That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

 WHAT CHARGES WILL WE DEDUCT FROM YOUR INVESTMENT IN THE POLICY?

Deductions from premium payments

..  Premium tax charge - A charge to cover state premium taxes we currently
   --------------------
   expect to pay, on average. This charge is currently 2.35% of each premium.

..  DAC tax charge - A charge to cover the increased Federal income tax
   ----------------
   burden that we currently expect will result from receipt of premiums. This charge is currently 1.25% of each premium.

..  Premium sales charge - A charge to help defray our sales costs. The
   ----------------------
   charge is 4% of a certain portion of the premium you pay. The portion of each year's premium that is subject to the charge is called the "Target Premium". It's determined at the time the policy is issued and will appear in the "Policy Specifications" section of the policy. We currently waive one half of this charge for policies with a Total Sum Insured (excluding any Premium Cost Recovery Benefit) of $250,000 or higher, but continuation of that waiver is not guaranteed. Also, we currently intend to stop making this charge on premiums received after the 10th policy year, but this is not guaranteed either. Because policies of this type were first offered for sale on May 1, 2000, no termination of this charge has yet occurred.

..  Optional enhanced cash value rider charge - A charge to cover the cost of
   -------------------------------------------
   this rider, if elected, equal to 4% of premium paid in the first policy year that does not exceed the Target Premium. We may vary the charge where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the rider. These include the type of variations discussed under "Reduced charges for eligible classes" on page 40. No variation in the charge will exceed the maximum stated above.

Deductions from account value

..  Issue charge - A monthly charge to help defray our administrative costs.
   --------------
   This is a flat dollar charge of $20 and is deducted only during the first policy year.

..  Maintenance charge - A monthly charge to help defray our administrative
   --------------------
   costs. This is a flat dollar charge of up to $8 (currently $6).

..  Insurance charge - A monthly charge for the cost of insurance. To
   ------------------
   determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table and the ratio of Basic Sum Insured to Additional Sum Insured on the date we issue your policy. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of the insured person, the Total Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as the insured person's attained age increases. (The insured person's "attained age" on any date is his or her age on the birthday nearest that date.) We currently apply three "bands" of insurance rates, based on a policy's Total Sum Insured (excluding any Premium Cost Recovery Benefit) on the date of issue, but continuation of that practice is not guaranteed. The lowest band of rates is for policies of $1 million or more, next lower for policies between $250,000 to $999,999, and the highest band is for policies between $100,000 to $249,999. The insurance charge for death benefit Option B will tend to be higher than the insurance charge for death benefit Option A (see "How much will we pay when the insured person dies?" on page 18).

..  Extra mortality charge - A monthly charge specified in your policy for
   ------------------------
   additional mortality risk if the insured person is subject to certain types of special insurance risk.

..  Asset-based risk charge - A monthly charge for mortality and expense
   -------------------------
   risks we assume. The charge is a percentage of that portion of your account value allocated to variable investment options. The current percentages are. 050% for policy years 1 - 10,. 035% for policy year 11, decreasing by. 001% each year thereafter through policy year 28, and. 017% for policy year 29 and each policy year thereafter. These percentages equate to effective annual rates of. 60% for policy years 1 - 10,. 40% for policy year 11, grading down to. 20% for policy years 29 and thereafter. The reductions after policy year 10 have not occurred yet under any policy, since no policy has been outstanding for 10 years. We guarantee that this charge will never exceed. 075% of that portion of your account value allocated to variable investment options. This percentage equates to an effective annual rate of. 90%. This charge does not apply to the fixed investment option.

..  Optional benefits charge - Monthly charges for optional insurance
   --------------------------
   benefits (other than the optional enhanced cash value rider) added to the policy by means of a rider. Some of the riders we currently offer are described under "Can you add optional benefit riders?" on page 19.

..  ASI reduction charge - A charge we deduct if you decrease the Additional
   ----------------------
   Sum Insured during the first 9 policy years. A table in your policy will state the maximum rate for the charge per $1,000 of Additional Sum Insured surrendered, based on the insured person's issue age, insurance risk characteristics and (usually) gender. The rates are shown in the policy and generally range from less than $1 per $1,000 for issue age 40 or less, and increase for issue ages thereafter, to over $10 per $1,000 for issue ages after 70. We do not deduct this charge if the Additional Sum Insured is reduced because of a withdrawal of surrender value or surrender of the policy.

..  Contingent deferred sales charge ("CDSC") - A charge we deduct if the
   -------------------------------------------
   policy lapses or is surrendered within the first 10 policy years. We deduct this charge to compensate us for sales expenses that we would otherwise not recover in the event of early lapse or surrender. The charge is a percentage of the premiums we received in the first policy year that do not exceed the first year Target Premium, as shown in the following table:

  POLICY YEAR(S)              PERCENTAGE OF FIRST YEAR TARGET PREMIUM
  --------------              ---------------------------------------

      1-5                                    100%

      6                                       80%

      7                                       70%

      8                                       60%

      9                                       40%

     10                                       20%

     11 and later                              0%

  The above table applies only if the insured person is less than attained age 45 at issue. For older issue ages, the maximum is reached earlier and the percentage may decrease to zero in fewer than 10 policy years. Regardless of issue age, there is a further limitation on the CDSC that can be charged if surrender or lapse occurs in the second policy year. A pro-rata portion of the CDSC may also be charged in the case of withdrawals that reduce Basic Sum Insured (see "Partial withdrawals" on page 16) and requested reductions in Basic Sum Insured (see "Decrease in coverage" on page 20). The pro-rata charge is calculated by dividing the reduction in Basic Sum Insured by the Basic Sum Insured immediately prior to the reduction and then multiplying the applicable CDSC by that ratio.

..  Partial withdrawal charge - A charge for each partial withdrawal of
   ---------------------------
   account value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of $20 or 2% of the withdrawal amount.

 WHAT CHARGES WILL THE SERIES FUNDS DEDUCT FROM YOUR INVESTMENT IN THE POLICY?

  The funds must pay investment management fees and other operating expenses. These fees and expenses are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will
earn on any variable investment options you select.   We may also receive
payments from a fund or its affiliates at an annual rate of up to approximately 0.35% of the average net assets that holders of our variable life insurance policies and variable annuity contracts have invested in that fund. Any such payments do not, however, result in any charge to you in addition to what is disclosed below.

  The following figures for the funds are based on historical fund expenses, as a percentage (rounded to two decimal places) of each fund's average daily net assets for 2001, except as indicated in the Notes appearing at the end of this table. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.


                                                                                                       --------------
                                                                                       Total Fund        Total Fund
                                                                   Other Operating     Operating          Operating
                                     Investment  Distribution and  Expenses Absent   Expenses Absent    Expenses With
                                     Management      Service           Expense           Expense           Expense
Fund Name                                Fee       (12b-1) Fees       Limitation       Limitation        Limitation
---------                            ----------  ----------------  ---------------  ----------------   --------------
PROFUNDS (NOTE 1):
ProFund VP Bull...................     0.75%          0.25%             1.25%            2.25%             1.98%
ProFund VP OTC....................     0.75%          0.25%             0.91%            1.91%             1.91%
ProFund VP Mid-Cap Value..........     0.75%          0.25%             0.96%            1.96%             1.96%
ProFund VP Mid-Cap Growth.........     0.75%          0.25%             0.96%            1.96%             1.96%
ProFund VP Small-Cap..............     0.75%          0.25%             1.65%            2.65%             2.25%
ProFund VP Small-Cap Value........     0.75%          0.25%             0.97%            1.97%             1.97%
ProFund VP Small-Cap Growth.......     0.75%          0.25%             0.97%            1.97%             1.97%
ProFund VP Europe 30..............     0.75%          0.25%             0.89%            1.89%             1.89%
ProFund VP Asia 30................     0.75%          0.25%             0.94%            1.94%             1.94%
ProFund VP Bull Plus..............     0.75%          0.25%             0.94%            1.94%             1.94%
ProFund VP UltraMid-Cap...........     0.75%          0.25%             0.97%            1.97%             1.97%
ProFund VP UltraSmall-Cap.........     0.75%          0.25%             1.11%            2.11%             1.98%
ProFund VP UltraOTC...............     0.75%          0.25%             0.95%            1.95%             1.95%
ProFund VP Bear...................     0.75%          0.25%             0.89%            1.89%             1.89%
ProFund VP Short Small-Cap........     0.75%          0.25%             0.95%            1.95%             1.95%
ProFund VP Short OTC..............     0.75%          0.25%             0.95%            1.95%             1.95%
ProFund VP U.S. Government Plus...     0.50%          0.25%             0.95%            1.70%             1.70%
ProFund VP Rising Rates
  Opportunity.....................     0.75%          0.25%             0.95%            1.95%             1.95%
ProFund VP Money Market...........     0.75%          0.25%             0.60%            1.60%             1.60%
ProFund VP Basic Materials........     0.75%          0.25%             0.96%            1.96%             1.96%
ProFund VP Biotechnology..........     0.75%          0.25%             1.03%            2.03%             1.98%
ProFund VP Energy.................     0.75%          0.25%             1.05%            2.05%             1.98%
ProFund VP Financial..............     0.75%          0.25%             1.10%            2.10%             1.98%
ProFund VP Healthcare.............     0.75%          0.25%             1.06%            2.06%             1.98%
ProFund VP Precious Metals........     0.75%          0.25%             0.96%            1.96%             1.96%
ProFund VP Real Estate............     0.75%          0.25%             0.99%            1.99%             1.98%
ProFund VP Semiconductor..........     0.75%          0.25%             0.96%            1.96%             1.96%
ProFund VP Technology.............     0.75%          0.25%             1.10%            2.10%             1.98%
ProFund VP Telecommunications.....     0.75%          0.25%             1.17%            2.17%             1.98%
ProFund VP Utilities..............     0.75%          0.25%             1.05%            2.05%             1.98%

JOHN HANCOCK VARIABLE SERIES TRUST
 I    (NOTE 2):
VST Large Cap Growth..............     0.80%           N/A              0.03%            0.83%             0.83%
VST Growth & Income...............     0.67%           N/A              0.05%            0.72%             0.72%
VST Managed.......................     0.67%           N/A              0.06%            0.73%             0.73%
VST Active Bond...................     0.62%           N/A              0.05%            0.67%             0.67%
                                                                                                       -------------

  NOTES TO FUND EXPENSE TABLE

(1) The ProFund VP Mid-Cap Value, Mid-Cap Growth, Small-Cap Value, Small-Cap Growth, Asia 30, Basic Materials, Precious Metals and Semiconductor funds commenced operations on May 1, 2002.

    "Other Operating Expenses" shown for those funds are based on estimated amounts for the fiscal year ending December 31, 2002.
    With respect to the ProFund VP Bull, Biotechnology, Energy, Financial, Healthcare, Real Estate, Technology, Telecommunications, Utilities and UltraSmall-Cap funds, ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2002. With respect to the ProFund VP Small-Cap fund, ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 2.25% through December 31, 2002. After December 31, 2002, any of the expense limitations may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be repaid to ProFund Advisors from time to time through the next three fiscal years to the extent that the repayment will not cause the fund's expenses to exceed the stated limit during the respective year. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investor.

(2) Under its current investment management agreements with the John Hancock Variable Series Trust I, John Hancock Life Insurance Company reimburses a fund when the fund's "other fund expenses" exceed 0.10% of the fund's average daily net assets. Percentages shown for the VST Large Cap Growth fund are calculated as if the current management fee schedule, which applies to this fund effective October 1, 2002, was in effect for all of 2001.

 WHAT OTHER CHARGES COULD WE IMPOSE IN THE FUTURE?

  Except for the premium and DAC tax charges, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

  We also reserve the right to increase the premium tax charge and the DAC tax charge in order to correspond, respectively, with changes in the state premium tax levels or in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

  Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

 HOW CAN YOU INVEST MONEY IN THE POLICY?

Premium Payments

  We call the investments you make in the policy "premiums" or "premium payments". The amount we require as your first premium depends upon the specifics of your policy and the insured person. Except as noted below, you can make any other premium payments you wish at any time. That's why the policy is called a "flexible premium" policy.

Maximum premium payments

  Federal tax law limits the amount of premium payments you can make relative to the amount of your policy's insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. More discussion of these tax law requirements begins on page 41. Also, we may refuse to accept any amount of an additional premium if:

    . that amount of premium would increase our insurance risk exposure, and

    . the insured person doesn't provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance.

 In no event, however, will we refuse to accept any premium necessary to prevent the policy or the guaranteed death benefit feature from terminating.

Ways to pay premiums

  If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Life." We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to the John Hancock Life Servicing Office at the appropriate address shown on page 2 of this prospectus.

  We will also accept premiums:

    .  by wire or by exchange from another insurance company,

    . via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or

    . if we agree to it, through a salary deduction plan with your employer.

 You can obtain information on these other methods of premium payment by contacting your John Hancock representative or by contacting the John Hancock Life Servicing Office.

 IS THERE A MINIMUM AMOUNT YOU MUST INVEST?

Planned Premiums

  The Policy Specifications page of your policy will show the "Planned Premium" for the policy. You choose this amount in the policy application. You will also choose how often to pay premiums-- annually, semi-annually, quarterly or monthly. The premium reminder notice we send you is based on the amount and period you choose. However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see "Guaranteed death benefit feature" and "Lapse and reinstatement" on page 13).

Guaranteed death benefit feature

  This feature guarantees that your Basic Sum Insured will not terminate (i.e., "lapse"), regardless of adverse investment performance, if on each "grace period testing date" the amount of cumulative premiums you have paid (less all withdrawals from the policy and all outstanding loans) equals or exceeds the sum of all Guaranteed Death Benefit Premium ("GDB Premium") due to date. If the Guaranteed Death Benefit test is not satisfied on any grace period testing date, the guaranteed death benefit feature will not be "in effect" on that date. We currently test on a quarterly basis, but reserve the right to test on each monthly deduction date. (The term "monthly deduction date" is defined on page 36 under "Procedures for issuance of a policy".)

  Your policy will show two types of GDB Premium (or such other types as permitted by your state):

    . Age 65/10 Year GDB Premium - is used on each testing date until the policy anniversary nearest the insured person's 65th birthday (or, if longer, until the 10th policy anniversary). The GDB premium that is "due" during this period is equal to the Age 65/10 Year GDB Premium times the number of elapsed policy months on a testing date.

    . Age 100 GDB Premium - is used on each testing date that occurs on and after the policy anniversary nearest the insured person's 65th birthday (or on and after the 10th policy anniversary) until the policy anniversary nearest the insured person's 100th birthday. The GDB premium that is "due" during this period is equal to the number of elapsed policy months on the testing date, measured from the Date of Issue, times the Age 100 GDB Premium.

  The Age 100 GDB Premium is higher than the Age 65/10 Year GDB Premium, but neither will ever be greater than the so-called "guideline premium" for the policy as defined in Section 7702 of the Internal Revenue Code.

  The guaranteed death benefit feature applies only to the Basic Sum Insured in effect when we issue the policy. It does not apply to any amount of Additional Sum Insured and it will not be in effect if you increase the Basic Sum Insured (see "How much will we pay when the insured person dies?" on page 18). The amount of the Basic Sum Insured that is guaranteed will be reduced to the extent that we pay it to you under a living care or life-time care additional benefit rider while the insured is living (see "Can you add additional benefit riders?" on page 19). If there are monthly charges that remain unpaid because of this feature, we will deduct such charges when there is sufficient surrender value to pay them.

  If an insufficient amount of GDB premium has been paid on a grace period testing date, and your policy would lapse for failure to pay charges then due, we will provide you with a notification as described in the next section, "Lapse and reinstatement".

Lapse and reinstatement

  Either your entire policy or the Additional Sum Insured portion of your Total Sum Insured can lapse for failure to pay charges due under the policy. If the guaranteed death benefit feature is in effect, the Additional Sum Insured and any additional benefit riders (unless otherwise stated therein) will lapse if the policy's surrender value is not sufficient to pay the charges on a grace period testing date. If the guaranteed death benefit feature is not in effect, the entire policy will lapse if the policy's surrender value is not sufficient to pay the charges on a grace period testing date. In either case, we will notify you of how much you will need to pay to keep the Additional Sum Insured or the policy in force. You will have a 61 day "grace period" to make these payments. If you pay these amounts during the grace period, you may also continue the Guaranteed Death Benefit feature by paying the GDB Premium described in your policy.

   If you don't pay at least the required amount by the end of the grace period, the Additional Sum Insured and any additional benefit riders (unless otherwise stated therein) or your policy will lapse. If your policy lapses, all coverage under the policy will cease. Even if the policy or the Additional Sum Insured terminates in this way, you can still reactivate (i.e., "reinstate") it within 3 years from the beginning of the grace period. You will have to provide evidence that the insured person still meets our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the guaranteed death benefit is not in effect and the insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During a grace period, you cannot make a partial withdrawal or policy loan.

  HOW WILL THE VALUE OF YOUR INVESTMENT IN THE POLICY CHANGE OVER TIME?

  From each premium payment you make, we deduct the charges described under "Deductions from premium payments" below. We invest the rest in the investment options you've elected. Special investment rules apply to premiums processed prior to the 20th day after your policy becomes effective. (See "Commencement of investment performance" beginning on page 36.)

  Over time, the amount you've invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of a Series Fund and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under "What charges will we deduct from your investment in the policy?" on page 7.

  The amount you've invested in the fixed investment option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. Amounts you invest in the fixed investment option will not be subject to the asset-based risk charge described on page 8. Otherwise, the charges applicable to the fixed investment option are the same as those applicable to the variable investment options.

  At any time, the "account value" of your policy is equal to:

    .  the amount you invested,

    . plus or minus the investment experience of the investment options you've chosen,

    .  minus all charges we deduct, and

    .  minus all withdrawals you have made.

 If you take a loan on the policy, however, your account value will be computed somewhat differently. This is discussed beginning on page 38.

 HOW CAN YOU CHANGE YOUR POLICY'S INVESTMENT ALLOCATIONS?

Future premium payments

  At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing account value

  You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you. Without our approval, the maximum amount you may transfer to or from any investment option (other than a ProFund Investment option) in any policy year is $1,000,000.

  Under our current rules, you can make transfers out of any variable investment option anytime you wish. However, we reserve the right to impose limits on the number and frequency of transfers into and out of variable investment options (other than ProFund investment options) and to impose a charge of up to $25 for any transfer beyond an annual limit (which will not be less than 12). Transfers under the dollar cost averaging program or the asset rebalancing program would not be counted toward any such limit.

  Transfers out of the fixed investment option are currently subject to the following restrictions:

..  You can only make such a transfer once in each policy year.

.. Any transfer request received within 6 months of the last transfer out of the fixed investment option will not be processed until such 6 month period has expired.

..  The most you can transfer at any one time is the greater of (i) $500 (ii)
   20% of the assets in your fixed investment option, or (iii) the amount transferred out of your fixed investment option during the previous policy year.

  We reserve the right to impose limits on:

..  the minimum amount of each transfer out of the fixed investment option;
   and

.. the maximum amount of any transfer into the fixed investment option after the second policy year.

Dollar cost averaging

  This is a program of automatic monthly transfers out of the ProFund VP Money Market investment option into one or more of the other variable investment options. You choose the investment options and the dollar amount and timing of the transfers. The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. Obviously, the success of this strategy depends on market trends and is not guaranteed.

Asset Rebalancing

  This is a program that automatically re-sets the percentage of your account value allocated to the variable investment options. Over time, the variations in the investment results for each variable investment option you've elected will shift the percentage allocations among them. The rebalancing program will periodically transfer your account value among the variable investment options to reestablish the preset percentages you have chosen. Rebalancing would usually result in transferring amounts from a variable investment option with relatively higher investment performance since the last rebalancing to one with relatively lower investment performance. However, rebalancing can also result in transferring amounts from a variable investment option with relatively lower current investment performance to one with relatively higher current investment performance. Rebalancing and dollar cost averaging cannot be in effect at the same time.

 HOW CAN YOU ACCESS YOUR INVESTMENT IN THE POLICY?

Full surrender

  You may surrender your policy in full at any time. If you do, we will pay you the account value, less any policy loans and less any CDSC charge that then applies. This is called your "surrender value." You must return your policy when you request a full surrender.

Partial withdrawals

  You may make a partial withdrawal of your surrender value at any time after the first policy year. Each partial withdrawal must be at least $1,000. There is a charge (usually $20) for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Unless we agree otherwise, each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your surrender value to fall below 3 months' worth of monthly charges (see "Deductions from account value" on page
8). We also reserve the right to refuse any partial withdrawal that would cause the policy's Total Sum Insured to fall below $100,000, or the policy's Basic Sum Insured to fall below $100,000. Under the Option A death benefit, the reduction of your account value occasioned by a partial withdrawal could cause the minimum insurance amount to become less than your Total Sum Insured (see "How much will we pay when the insured person dies?" on page 18). If that happens, we will automatically reduce your Total Sum Insured. The calculation of that reduction is explained in the policy, and will be implemented by first reducing any Additional Sum Insured in effect. If the reduction in Total Sum Insured would cause your policy to fail the Internal Revenue Code's definition of life insurance, we will not permit the partial withdrawal. If the withdrawal results in a reduction in Basic Sum Insured, a pro-rata portion of the applicable CDSC will be deducted from the account value (see "Contingent deferred sales charge ('CDSC')" on page 9).

Policy loans

  You may borrow from your policy at any time by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. The maximum amount you can borrow is the greater of (i) 75% of the surrender value of your policy or (ii) the amount determined as follows:

    .  We first determine the surrender value of your policy.

    . We then subtract an amount equal to 12 times the monthly charges then being deducted from account value.

    . We then multiply the resulting amount by.75% in policy years 1 through 10,. 50% in policy years 11 through 20, and 0% thereafter (although we reserve the right to increase the percentage after policy year 20 to as much as. 25%).

    .  We then subtract the third item above from the second item above.

  The minimum amount of each loan is $300. The interest charged on any loan is currently an effective annual rate of 4.75% in the first 10 policy years, 4.50% in policy years 11 through 20, and 4.0% thereafter. However, we reserve the right to increase the percentage after policy year 20 to as much as 4.25%. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.0%. However, if we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law.

  You can repay all or part of a loan at any time. Unless we agree otherwise, each repayment will be allocated among the investment options as follows:

    . The same proportionate part of the loan as was borrowed from the fixed investment option will be repaid to the fixed investment option.

    . The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. Policy loans may result in adverse tax consequences under certain circumstances (see "Tax Considerations" beginning on page 41).

 HOW MUCH WILL WE PAY WHEN THE INSURED PERSON DIES?

   In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called the "Total Sum Insured" of insurance. Total Sum Insured is composed of the Basic Sum Insured and any Additional Sum Insured you elect. The maximum amount of Additional Sum Insured you can have when we issue the policy is generally limited to 400% of the Basic Sum Insured. There are a number of factors you should consider in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured. These factors are discussed under "Basic Sum Insured vs. Additional Sum Insured" on page 36.

  When the insured person dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit. You choose which one you want in the application. The two death benefit options are:

    . Option A - The death benefit will equal the greater of (1) the Total Sum Insured or (2) the minimum insurance amount under the "guideline premium and cash value corridor test" or under the "cash value accumulation test" (as described below).

    . Option B - The death benefit will equal the greater of (1) the Total Sum Insured amount plus your policy's account value on the date of death, or (2) the minimum insurance amount under the "guideline premium and cash value corridor test".

  For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A than under Option B for the same premium payments.

The minimum insurance amount

  In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. There are two tests that can be applied under Federal tax law - -the "guideline premium and cash value corridor test" and the "cash value accumulation test."
 When you elect the Option A death benefit, you must elect which test you wish to have applied. If you elect the Option B death benefit, the guideline premium and cash value corridor test will automatically be applied. Under the guideline premium and cash value corridor test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called "corridor factor" applicable on that date. The corridor factors are derived by applying the "guideline premium and cash value corridor test." The corridor factor starts out at 2.50 for ages at or below 40 and decreases as attained age increases, reaching a low of 1.0 at age 95. A table showing the factor for each age will appear in the policy. Under the cash value accumulation test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called "death benefit factor" applicable on that date. The death benefit factors are derived by applying the "cash value accumulation test." The death benefit factor decreases as attained age increases. A table showing the factor for each age will appear in the policy.

  As noted above, you have to elect which test will be applied if you elect the Option A death benefit. The cash value accumulation test may be preferable if you want an increasing death benefit in later policy years and/or want to fund the policy at the "7 pay" limit for the full 7 years (see "Tax Considerations" beginning on page 41). The guideline premium and cash value corridor test may be preferable if you want the account value under the policy to increase without increasing the death benefit as quickly as might otherwise be required.

When the insured person reaches 100

  On the policy anniversary nearest the insured person's 100th birthday, the death benefit will become equal to the account value on the date of death. Death benefit Options A and B (as described above) will cease to apply. Also, we will stop deducting any monthly charges (other than the asset-based risk charge) and will stop accepting any premium payments.

 CAN YOU ADD OPTIONAL BENEFIT RIDERS?

  When you apply for a policy, you can request any of the optional benefit riders that we then make available. Availability of any rider, the benefits it provides and the charges for it may vary by state. Our rules and procedures will govern eligibility for any rider and, in some cases, the configuration of the actual rider benefits. Each rider contains specific details that you should review before you decide to choose the rider. Charges for most riders will be deducted from the policy's account value. We may change these charges (or the rates that determine them), but not above any applicable maximum amount stated in the Policy Specifications page of your policy. We may add to, delete from, or modify the following list of additional benefit riders:

.. Disability Waiver of Charges Rider - Provides for the waiver of monthly deductions if the insured person becomes totally and permanently disabled, as defined in the rider, prior to age 60. If the insured person becomes totally and permanently disabled after age 60, monthly deductions are only waived until age 65. Benefits under this rider do not reduce the Guaranteed Death Benefit Premium payment requirements described on page 13 that are necessary for the guaranteed death benefit feature to remain in effect.

.. Living Care Benefit Rider - Provides for an advance payment to you of a portion of the death benefit if the insured person becomes terminally ill, as defined in the rider, with death expected within 24 months. Advances under the rider are discounted for interest at the rates specified in the rider, and we may use a portion of any advance to repay loans under your policy. The maximum advance is $1,000,000.

..  Children's Insurance Benefit Rider - Provides term insurance up through age
   21 on each covered child of the insured person. A child must be more than 14 days old and less than 15 years old to begin coverage.

.. Accidental Death Benefit Rider - Provides for an additional insurance benefit if the insured person's death is due to accidental causes between the policy anniversaries nearest the insured person's 5th and 70th birthdays.

.. Optional Enhanced Cash Value Rider - While this rider is in effect, we will pay an Enhanced Cash Value Benefit in addition to the policy surrender value if:

    . you surrender the policy before the "contingent deferred sales charge" is equal to zero; and

    . the surrender is not the result of an exchange under Section 1035 of the Internal Revenue Code,

  The Enhanced Cash Value Benefit is equal to the "contingent deferred sales charge" in effect on the date of your surrender, up to a maximum amount equal to your account value on the date of surrender less any indebtedness. We describe the "contingent deferred sales charge," and the period it is in effect, on page 9.

  The Enhanced Cash Value Benefit does not increase (a) the death benefit payable under the policy, (b) the maximum amount you may borrow from the policy or (c) the maximum amount you may withdraw from the policy through partial withdrawals.

 HOW CAN YOU CHANGE YOUR POLICY'S INSURANCE COVERAGE?

Increase in coverage

  You may request an increase in the Additional Sum Insured. As to when such an increase would take effect, see "Effective date of other policy transactions" on page 38). Generally, each such increase must be at least $50,000. However, you will have to provide us with evidence that the insured person still meets our requirements for issuing insurance coverage. Unless we consent otherwise, you may not increase the Additional Sum Insured if the increase would cause the entire Additional Sum Insured to equal or exceed 800% of the Basic Sum Insured.

Decrease in coverage

  After the first policy year, you may request a reduction in the Total Sum Insured, but only if:

    .  the remaining Basic Sum Insured will be at least $100,000, and

    . the remaining Additional Sum Insured will not exceed 800% of the Basic Sum Insured, and

    . the remaining Total Sum Insured will at least equal the minimum required by the tax laws to maintain the policy's life insurance status.

  As to when any reduction in Total Sum Insured would take effect, see "Effective date of other policy transactions" on page 38. Any reduction in Total Sum Insured will be implemented by first reducing any Additional Sum Insured. If there is any reduction in Basic Sum Insured, a pro-rata portion of the applicable CDSC will be deducted from the account value (see "Contingent deferred sales charge ('CDSC')" on page 9).

Change of death benefit option

  If the "guideline premium and cash value corridor test" applies to your policy, you may change your coverage from death benefit Option A to Option B or vice-versa on any policy anniversary, but only if there is no change in the Federal tax law test used to determine the minimum insurance amount. If you change from Option A to Option B, we will require evidence that the insured person still meets our requirements for issuing coverage. This is because such a change increases our insurance risk exposure.

   If the "cash value accumulation test" applies to your policy, you can never change to either Option A under the "guideline premium and cash value corridor test" or to Option B.

  Please read "the minimum insurance amount" on page 18 for more information about the "guideline premium and cash value corridor test" and the "cash value accumulation test."

Tax consequences

  Please read "Tax considerations" starting on page 41 to learn about possible tax consequences of changing your insurance coverage under the policy.

 CAN YOU CANCEL YOUR POLICY AFTER IT'S ISSUED?

  You have the right to cancel your policy within 10 days (or longer in some states) after you receive it. This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to:

    .   John Hancock at one of the addresses shown on page 2, or

    .   the John Hancock representative who delivered the policy to you.

  In most states, you will receive a refund of any premiums you've paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by John Hancock or the Series Funds prior to that date. The date of cancellation will be the date of such mailing or delivery.

 CAN YOU CHOOSE THE FORM IN WHICH WE PAY OUT POLICY PROCEEDS?

Choosing a payment option

  You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

    .  Option 1 - Proceeds left with us to accumulate with interest

    . Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

    .  Option 2B - Equal monthly payments for a specified period of time

    . Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

    .  Option 4 - Equal monthly payments for life with no refund

    . Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven't been paid out

  You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For options 1 and 2A, the interest will be at least an effective annual rate of 3 1/2%. If no alternative payment option has been chosen, proceeds will be paid as a single sum.

Changing a payment option

  You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact

  There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

 TO WHAT EXTENT CAN WE VARY THE TERMS AND CONDITIONS OF OUR POLICIES IN PARTICULAR CASES?

  Listed below are some variations we can make in the terms of our policies. Any variation will be made only in accordance with uniform rules that we apply fairly to all of our customers.

State law insurance requirements

  Insurance laws and regulations apply to us in every state in which its policies are sold. As a result, various terms and conditions of your insurance coverage may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

Variations in expenses or risks

  We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under "Reduced charges for eligible classes" on page 40. No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

 HOW WILL YOUR POLICY BE TREATED FOR INCOME TAX PURPOSES?

  Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution should generally be treated as a return of the premiums you've paid and should not be subject to income tax. Amounts you borrow are generally not taxable to you.

  However, some of the tax rules change if your policy is found to be a "modified endowment contract." This can happen if you've paid more than a certain amount of premiums that is prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind.

  For further information about the tax consequences of owning a policy or adding the Long-Term Care Acceleration Rider, please read "Tax considerations" beginning of page 41.

 HOW DO YOU COMMUNICATE WITH US?

General Rules

  These general rules apply to any transaction other than a request to transfer existing account value to or from a ProFund investment option (a "ProFund transfer request"). Special rules apply to ProFund transfer requests. (See "ProFund Transfer Requests" below).

  All checks and money orders for premium payments and loan repayments should be mailed or expressed to the John Hancock Life Servicing Office at the appropriate address shown on page 2.

  Under our current rules, certain requests must be made in writing and be signed and dated by you. They include the following:

    .  surrenders or partial withdrawals

    .  change of death benefit option

    .  increase or decrease in Total Sum Insured

    .  change of beneficiary

    .  election of payment option for policy proceeds

    .  tax withholding elections

    .  election of telephone transaction privilege.

  The following requests may be made either in writing (signed and dated by you) or by telephone or fax if a special form is completed (see "Telephone Transactions" below):

    .  loans

    . transfers of account value among investment options (other than ProFund transfer requests)

    . change of allocation among investment options for new premium payments

  You should mail or express all written requests to our Life Servicing Office at the appropriate address shown on page 2. You should also send notice of the insured person's death and related documentation to our Life Servicing Office. We don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

  We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Life Servicing Office or your John Hancock representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Standard Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone and Facsimile Transactions (except for ProFund transfer requests)

  If you complete a special authorization form, you can request loans, transfers among investment options (other than ProFund transfer requests) and changes of allocation among investment options simply by telephoning us at 1-800-732-5543 or by faxing us at 1-617-886-3048. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

  As mentioned on page 5, only the ProFund investment options are designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we reserve the right to change our telephone transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether with respect to all policies like yours or with respect to any class of such policies.

ProFund Transfer Requests

  Any written ProFund transfer request may be mailed or expressed to the John Hancock Life Servicing Office at the appropriate address shown on page 2. We don't consider any such request to be received until such time as it has arrived at the proper place and in the proper and complete form. If you complete a special authorization form, you can make a ProFund transfer request by faxing us at 1-617-572-7515 or by e-mailing us at JHSSMVULService@jhancock.com. There is a risk you will be unable to place a given request due to equipment malfunction or heavy phone line usage. If this occurs, you will have to submit your request by mail or express mail.

  Any ProFund transfer request must include your name, daytime telephone number, policy number and the names of the investment options involved. We cannot process any request that doesn't include this required information. ANY PROFUND TRANSFER REQUEST THAT ARRIVES AFTER THE "CUT-OFF TIME" AND PRIOR TO THE END OF OUR BUSINESS DAY WILL NOT BE ACCEPTED. UNDER OUR CURRENT ADMINISTRATIVE RULES, THE CUT-OFF TIME IS 3:00 P.M. EASTERN STANDARD TIME. We reserve the right to change the cut-off time. We will notify you of any such change. We are currently developing a special electronic submission procedure through a special Internet website. If we are successful in that development, the expectation is that requests submitted through the website will have a later cut-off time than requests submitted by other means. However, there is no guarantee as to when, or even whether, that website development project will be completed.

 CAN YOU AUTHORIZE SOMEONE ELSE TO REQUEST TRANSFERS ON YOUR BEHALF?

  We anticipate that a number of those persons buying this type of policy will wish to engage the services of an investment professional and delegate to that investment professional the authority to request transfers among investment options. If you wish to make such a delegation, you must notify us in writing on a special authorization form we will provide. We will not be responsible for acting on instructions from your investment professional while the delegation remains in effect. Your delegation will remain in effect until we receive written notice from you revoking the delegation or until the authorization form terminates in accordance with its terms.

  The investment professional to whom you delegate authority may be a firm or person who is appointed by us as an authorized seller of our variable life insurance policies. However, in providing investment advice or in making transfers among investment options, the investment professional will be acting on your behalf, not on our behalf. We will not be responsible for any recommendations the investment professional makes, for any market timing or asset allocation programs the investment professional chooses to follow, or for any specific transfers the investment professional makes on your behalf.

  If your investment professional also represents other owners of policies like yours, we may require your investment professional to enter into a special administrative agreement with us as a condition of our accepting transfer requests on your behalf. The agreement may impose limitations on the investment professional's ability to request such transfers. Such limitations would be intended to minimize the detrimental impact of an investment professional who is in a position to transfer large amounts of money for multiple clients. The agreement may prohibit or limit transfers involving particular investment options, require advance notice of transfers above a certain dollar amount, or impose other trading restrictions. We may also require that the investment professional transmit all requests in a specific manner (e.g., by using the electronic functionality available on a specified Internet website). We will reserve the right to modify, suspend or terminate any such agreement at any time upon notice to the investment professional. If we terminate an agreement with your investment professional, we will notify you of that fact. We may require that your investment professional provide a proper identification (such as a Personal Identification Number) before we allow the investment professional to perform transfers on your behalf.

                 ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES,
                    SURRENDER VALUES AND ACCUMULATED PREMIUMS

  The following tables illustrate the changes in death benefit, account value and surrender value of the policy under certain hypothetical circumstances that we assume solely for this purpose. Each table separately illustrates the operation of a policy for a specified issue age, premium payment schedule and Total Sum Insured. The amounts shown are for the end of each policy year and assume that all of the account value is invested in funds that achieve investment returns at constant gross annual rates of 0%, 6% and 12% (i.e., before any fees or expenses deducted from Series Fund assets). After the deduction of average fees and expenses at the Series Fund level (as described below) the corresponding net annual rates of return would be -1.80%, 4.09% and 9.98%. Investment return reflects investment income and all realized and unrealized capital gains and losses. The tables assume annual Planned Premiums that are paid at the beginning of each policy year for an insured person who is a 35 year old male standard non-smoker underwriting risk when the policy is issued.

  Tables are provided for each of the two death benefit options. The tables headed "Current Charges" assume that the current rates for all charges deducted by John Hancock will apply in each year illustrated, including the intended waiver of the premium sales charge after the tenth policy year and the intended reduction in the asset-based risk charge after the tenth policy year. The tables headed "Maximum Charges" are the same, except that the maximum permitted rates for all years are used for all charges. The tables do not reflect any charge that we reserve the right to make but are not currently making. The tables assume that (i) no optional rider benefits and no Additional Sum Insured have been elected, (ii) no loans or withdrawals are made, (iii) no increases or decreases in coverage are requested, and (iv) no change in the death benefit option is requested.

  With respect to fees and expenses deducted from assets of the Series Funds, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of 0.74%, and (2) an assumed average asset charge for all other operating expenses of the Series Funds equivalent to an effective annual rate of 1.07%. These rates are the arithmetic average for all funds that are available as investment options. In other words, they are based on the hypothetical assumption that policy account values are allocated equally among the variable investment options. The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options. The charge shown above for all other operating expenses of the Series Funds reflects waivers and/or reimbursements to certain funds as described in the footnotes to the table beginning on page 10. We currently expect those waiver/reimbursement arrangements to continue indefinitely, but that is not guaranteed. Without those arrangements, the assumed average asset charge for all other operating expenses shown above would be higher. This would result in lower values than those shown in the following tables.

  The second column of each table shows the amount you would have at the end of each Policy year if an amount equal to the assumed Planned Premiums were invested to earn interest, after taxes, at 5% compounded annually. This is not a policy value. It is included for comparison purposes only.

  Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a comparable illustration reflecting your proposed insured person's issue age, sex and underwriting risk classification, and the Basic Sum Insured, Additional Sum Insured and annual Planned Premium amount requested.

FLEXIBLE PREMIUM VARIABLE LIFE
$100,000 TOTAL SUM INSURED

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK CLASS

OPTION A DEATH BENEFIT
GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
PLANNED PREMIUM:  $ 760 *
USING CURRENT CHARGES

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -------------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -------------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1            798      100,000   100,000    100,000      213        239        265        0          0           0
   2          1,636      100,000   100,000    100,000      650        723        799        0          0          39
   3          2,516      100,000   100,000    100,000    1,067      1,213      1,372      307        453         612
   4          3,439      100,000   100,000    100,000    1,463      1,710      1,988      703        950       1,228
   5          4,409      100,000   100,000    100,000    1,836      2,210      2,647    1,076      1,450       1,887
   6          5,428      100,000   100,000    100,000    2,187      2,715      3,355    1,579      2,107       2,747
   7          6,497      100,000   100,000    100,000    2,514      3,221      4,113    1,982      2,689       3,581
   8          7,620      100,000   100,000    100,000    2,816      3,728      4,926    2,360      3,272       4,470
   9          8,799      100,000   100,000    100,000    3,093      4,234      5,796    2,789      3,930       5,492
  10         10,037      100,000   100,000    100,000    3,343      4,738      6,729    3,191      4,586       6,577
  11         11,337      100,000   100,000    100,000    3,600      5,278      7,776    3,600      5,278       7,776
  12         12,702      100,000   100,000    100,000    3,833      5,820      8,906    3,833      5,820       8,906
  13         14,135      100,000   100,000    100,000    4,038      6,361     10,126    4,038      6,361      10,126
  14         15,640      100,000   100,000    100,000    4,214      6,898     11,443    4,214      6,898      11,443
  15         17,220      100,000   100,000    100,000    4,359      7,430     12,866    4,359      7,430      12,866
  16         18,879      100,000   100,000    100,000    4,531      8,014     14,461    4,531      8,014      14,461
  17         20,621      100,000   100,000    100,000    4,659      8,582     16,179    4,659      8,582      16,179
  18         22,450      100,000   100,000    100,000    4,734      9,124     18,025    4,734      9,124      18,025
  19         24,370      100,000   100,000    100,000    4,752      9,636     20,010    4,752      9,636      20,010
  20         26,387      100,000   100,000    100,000    4,716     10,116     22,153    4,716     10,116      22,153
  25         38,086      100,000   100,000    100,000    4,583     12,945     36,836    4,583     12,945      36,836
  30         53,018      100,000   100,000    100,000    3,308     15,319     60,216    3,308     15,319      60,216
  35         72,076           **   100,000    113,090       **     16,238     98,339       **     16,238      98,339
  40         96,398           **   100,000    167,240       **     13,647    159,276       **     13,647     159,276
  45        127,441           **   100,000    268,849       **      4,349    256,047       **      4,349     256,047



---------
   * The illustrations assume that Planned Premiums are equal to the Target Premium and are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.
   ** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

FLEXIBLE PREMIUM VARIABLE LIFE
$100,000 TOTAL SUM INSURED

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK CLASS

OPTION A DEATH BENEFIT
GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
PLANNED PREMIUM:  $ 760 *
USING MAXIMUM CHARGES

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -------------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -------------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1            798      100,000   100,000    100,000      186       212         237        0         0            0
   2          1,636      100,000   100,000    100,000      597       666         739        0         0            0
   3          2,516      100,000   100,000    100,000      987     1,125       1,276      227       365          516
   4          3,439      100,000   100,000    100,000    1,355     1,588       1,850      595       828        1,090
   5          4,409      100,000   100,000    100,000    1,700     2,051       2,462      940     1,291        1,702
   6          5,428      100,000   100,000    100,000    2,023     2,516       3,116    1,415     1,908        2,508
   7          6,497      100,000   100,000    100,000    2,321     2,979       3,812    1,789     2,447        3,280
   8          7,620      100,000   100,000    100,000    2,594     3,441       4,555    2,138     2,985        4,099
   9          8,799      100,000   100,000    100,000    2,840     3,897       5,345    2,536     3,593        5,041
  10         10,037      100,000   100,000    100,000    3,060     4,349       6,189    2,908     4,197        6,037
  11         11,337      100,000   100,000    100,000    3,252     4,792       7,087    3,252     4,792        7,087
  12         12,702      100,000   100,000    100,000    3,413     5,224       8,043    3,413     5,224        8,043
  13         14,135      100,000   100,000    100,000    3,542     5,644       9,060    3,542     5,644        9,060
  14         15,640      100,000   100,000    100,000    3,639     6,049      10,145    3,639     6,049       10,145
  15         17,220      100,000   100,000    100,000    3,702     6,436      11,299    3,702     6,436       11,299
  16         18,879      100,000   100,000    100,000    3,727     6,802      12,528    3,727     6,802       12,528
  17         20,621      100,000   100,000    100,000    3,710     7,139      13,834    3,710     7,139       13,834
  18         22,450      100,000   100,000    100,000    3,645     7,440      15,220    3,645     7,440       15,220
  19         24,370      100,000   100,000    100,000    3,527     7,699      16,689    3,527     7,699       16,689
  20         26,387      100,000   100,000    100,000    3,348     7,906      18,243    3,348     7,906       18,243
  25         38,086      100,000   100,000    100,000    1,336     7,843      27,484    1,336     7,843       27,484
  30         53,018           **   100,000    100,000       **     4,625      39,841       **     4,625       39,841
  35         72,076           **        **    100,000       **        **      56,850       **        **       56,850
  40         96,398           **        **    100,000       **        **      83,076       **        **       83,076
  45        127,441           **        **    134,888       **        **     128,465       **        **      128,465




---------
   * The illustrations assume that Planned Premiums are equal to the Target Premium and are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.

   ** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

FLEXIBLE PREMIUM VARIABLE LIFE
$100,000 TOTAL SUM INSURED

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK CLASS

OPTION B DEATH BENEFIT
GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
PLANNED PREMIUM:  $ 760 *
USING CURRENT CHARGES

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -------------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -------------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1            798      100,212   100,238    100,264      212        238        264        0          0           0
   2          1,636      100,648   100,720    100,796      648        720        796        0          0          36
   3          2,516      101,062   101,208    101,367    1,062      1,208      1,367      302        448         607
   4          3,439      101,455   101,701    101,977    1,455      1,701      1,977      695        941       1,217
   5          4,409      101,825   102,196    102,630    1,825      2,196      2,630    1,065      1,436       1,870
   6          5,428      102,171   102,694    103,329    2,171      2,694      3,329    1,563      2,086       2,721
   7          6,497      102,492   103,191    104,074    2,492      3,191      4,074    1,960      2,659       3,542
   8          7,620      102,787   103,686    104,869    2,787      3,686      4,869    2,331      3,230       4,413
   9          8,799      103,054   104,178    105,717    3,054      4,178      5,717    2,750      3,874       5,413
  10         10,037      103,295   104,666    106,622    3,295      4,666      6,622    3,143      4,514       6,470
  11         11,337      103,541   105,185    107,632    3,541      5,185      7,632    3,541      5,185       7,632
  12         12,702      103,761   105,703    108,717    3,761      5,703      8,717    3,761      5,703       8,717
  13         14,135      103,951   106,214    109,879    3,951      6,214      9,879    3,951      6,214       9,879
  14         15,640      104,111   106,717    111,126    4,111      6,717     11,126    4,111      6,717      11,126
  15         17,220      104,239   107,210    112,461    4,239      7,210     12,461    4,239      7,210      12,461
  16         18,879      104,394   107,751    113,958    4,394      7,751     13,958    4,394      7,751      13,958
  17         20,621      104,503   108,270    115,554    4,503      8,270     15,554    4,503      8,270      15,554
  18         22,450      104,556   108,754    117,248    4,556      8,754     17,248    4,556      8,754      17,248
  19         24,370      104,550   109,195    119,044    4,550      9,195     19,044    4,550      9,195      19,044
  20         26,387      104,486   109,595    120,954    4,486      9,595     20,954    4,486      9,595      20,954
  25         38,086      104,229   111,916    133,810    4,229     11,916     33,810    4,229     11,916      33,810
  30         53,018      102,808   113,383    152,802    2,808     13,383     52,802    2,808     13,383      52,802
  35         72,076           **   112,728    180,283       **     12,728     80,283       **     12,728      80,283
  40         96,398           **   107,609    219,095       **      7,609    119,095       **      7,609     119,095
  45        127,441           **        **    273,896       **         **    173,896       **         **     173,896



---------
   * The illustrations assume that Planned Premiums are equal to the Target Premium and are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.
   ** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

FLEXIBLE PREMIUM VARIABLE LIFE
$100,000 TOTAL SUM INSURED

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK CLASS

OPTION B DEATH BENEFIT
GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
PLANNED PREMIUM:  $ 760 *
USING MAXIMUM CHARGES

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -------------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -------------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1            798      100,186   100,211    100,236      186       211        236         0         0           0
   2          1,636      100,595   100,664    100,736      595       664        736         0         0           0
   3          2,516      100,983   101,121    101,270      983     1,121      1,270       223       361         510
   4          3,439      101,348   101,579    101,840    1,348     1,579      1,840       588       819       1,080
   5          4,409      101,690   102,038    102,445    1,690     2,038      2,445       930     1,278       1,685
   6          5,428      102,008   102,496    103,090    2,008     2,496      3,090     1,400     1,888       2,482
   7          6,497      102,300   102,951    103,775    2,300     2,951      3,775     1,768     2,419       3,243
   8          7,620      102,566   103,402    104,502    2,566     3,402      4,502     2,110     2,946       4,046
   9          8,799      102,804   103,845    105,271    2,804     3,845      5,271     2,500     3,541       4,967
  10         10,037      103,016   104,282    106,089    3,016     4,282      6,089     2,864     4,130       5,937
  11         11,337      103,197   104,706    106,954    3,197     4,706      6,954     3,197     4,706       6,954
  12         12,702      103,346   105,116    107,868    3,346     5,116      7,868     3,346     5,116       7,868
  13         14,135      103,463   105,510    108,834    3,463     5,510      8,834     3,463     5,510       8,834
  14         15,640      103,546   105,885    109,854    3,546     5,885      9,854     3,546     5,885       9,854
  15         17,220      103,593   106,236    110,929    3,593     6,236     10,929     3,593     6,236      10,929
  16         18,879      103,602   106,560    112,063    3,602     6,560     12,063     3,602     6,560      12,063
  17         20,621      103,567   106,850    113,252    3,567     6,850     13,252     3,567     6,850      13,252
  18         22,450      103,482   107,097    114,494    3,482     7,097     14,494     3,482     7,097      14,494
  19         24,370      103,344   107,294    115,788    3,344     7,294     15,788     3,344     7,294      15,788
  20         26,387      103,143   107,429    117,129    3,143     7,429     17,129     3,143     7,429      17,129
  25         38,086      101,035   106,854    124,412    1,035     6,854     24,412     1,035     6,854      24,412
  30         53,018           **   102,895    131,856       **     2,895     31,856        **     2,895      31,856
  35         72,076           **        **    136,759       **        **     36,759        **        **      36,759
  40         96,398           **        **    133,374       **        **     33,374        **        **      33,374
  45        127,441           **        **    109,499       **        **      9,499        **        **       9,499



---------
   * The illustrations assume that Planned Premiums are equal to the Target Premium and are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.
   ** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

FLEXIBLE PREMIUM VARIABLE LIFE
$100,000 TOTAL SUM INSURED

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK CLASS

OPTION A DEATH BENEFIT
CASH VALUE ACCUMULATION TEST
PLANNED PREMIUM:  $  760 *
USING CURRENT CHARGES

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -------------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -------------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1            798      100,000   100,000    100,000      213        239        265        0          0           0
   2          1,636      100,000   100,000    100,000      650        723        799        0          0          39
   3          2,516      100,000   100,000    100,000    1,067      1,213      1,372      307        453         612
   4          3,439      100,000   100,000    100,000    1,463      1,710      1,988      703        950       1,228
   5          4,409      100,000   100,000    100,000    1,836      2,210      2,647    1,076      1,450       1,887
   6          5,428      100,000   100,000    100,000    2,187      2,715      3,355    1,579      2,107       2,747
   7          6,497      100,000   100,000    100,000    2,514      3,221      4,113    1,982      2,689       3,581
   8          7,620      100,000   100,000    100,000    2,816      3,728      4,926    2,360      3,272       4,470
   9          8,799      100,000   100,000    100,000    3,093      4,234      5,796    2,789      3,930       5,492
  10         10,037      100,000   100,000    100,000    3,343      4,738      6,729    3,191      4,586       6,577
  11         11,337      100,000   100,000    100,000    3,600      5,278      7,776    3,600      5,278       7,776
  12         12,702      100,000   100,000    100,000    3,833      5,820      8,906    3,833      5,820       8,906
  13         14,135      100,000   100,000    100,000    4,038      6,361     10,126    4,038      6,361      10,126
  14         15,640      100,000   100,000    100,000    4,214      6,898     11,443    4,214      6,898      11,443
  15         17,220      100,000   100,000    100,000    4,359      7,430     12,866    4,359      7,430      12,866
  16         18,879      100,000   100,000    100,000    4,531      8,014     14,461    4,531      8,014      14,461
  17         20,621      100,000   100,000    100,000    4,659      8,582     16,179    4,659      8,582      16,179
  18         22,450      100,000   100,000    100,000    4,734      9,124     18,025    4,734      9,124      18,025
  19         24,370      100,000   100,000    100,000    4,752      9,636     20,010    4,752      9,636      20,010
  20         26,387      100,000   100,000    100,000    4,716     10,116     22,153    4,716     10,116      22,153
  25         38,086      100,000   100,000    100,000    4,583     12,945     36,836    4,583     12,945      36,836
  30         53,018      100,000   100,000    102,463    3,308     15,319     60,201    3,308     15,319      60,201
  35         72,076           **   100,000    145,897       **     16,238     96,391       **     16,238      96,391
  40         96,398           **   100,000    206,359       **     13,647    150,759       **     13,647     150,759
  45        127,441           **   100,000    293,338       **      4,349    232,329       **      4,349     232,329



---------
   * The illustrations assume that Planned Premiums are equal to the Target Premium and are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.
   ** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

FLEXIBLE PREMIUM VARIABLE LIFE
$100,000 TOTAL SUM INSURED

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK CLASS

OPTION A DEATH BENEFIT
CASH VALUE ACCUMULATION TEST
PLANNED PREMIUM:  $  760 *
USING MAXIMUM CHARGES

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -------------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -------------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1            798      100,000   100,000    100,000      186       212         237        0         0            0
   2          1,636      100,000   100,000    100,000      597       666         739        0         0            0
   3          2,516      100,000   100,000    100,000      987     1,125       1,276      227       365          516
   4          3,439      100,000   100,000    100,000    1,355     1,588       1,850      595       828        1,090
   5          4,409      100,000   100,000    100,000    1,700     2,051       2,462      940     1,291        1,702
   6          5,428      100,000   100,000    100,000    2,023     2,516       3,116    1,415     1,908        2,508
   7          6,497      100,000   100,000    100,000    2,321     2,979       3,812    1,789     2,447        3,280
   8          7,620      100,000   100,000    100,000    2,594     3,441       4,555    2,138     2,985        4,099
   9          8,799      100,000   100,000    100,000    2,840     3,897       5,345    2,536     3,593        5,041
  10         10,037      100,000   100,000    100,000    3,060     4,349       6,189    2,908     4,197        6,037
  11         11,337      100,000   100,000    100,000    3,252     4,792       7,087    3,252     4,792        7,087
  12         12,702      100,000   100,000    100,000    3,413     5,224       8,043    3,413     5,224        8,043
  13         14,135      100,000   100,000    100,000    3,542     5,644       9,060    3,542     5,644        9,060
  14         15,640      100,000   100,000    100,000    3,639     6,049      10,145    3,639     6,049       10,145
  15         17,220      100,000   100,000    100,000    3,702     6,436      11,299    3,702     6,436       11,299
  16         18,879      100,000   100,000    100,000    3,727     6,802      12,528    3,727     6,802       12,528
  17         20,621      100,000   100,000    100,000    3,710     7,139      13,834    3,710     7,139       13,834
  18         22,450      100,000   100,000    100,000    3,645     7,440      15,220    3,645     7,440       15,220
  19         24,370      100,000   100,000    100,000    3,527     7,699      16,689    3,527     7,699       16,689
  20         26,387      100,000   100,000    100,000    3,348     7,906      18,243    3,348     7,906       18,243
  25         38,086      100,000   100,000    100,000    1,336     7,843      27,484    1,336     7,843       27,484
  30         53,018           **   100,000    100,000       **     4,625      39,841       **     4,625       39,841
  35         72,076           **        **    100,000       **        **      56,850       **        **       56,850
  40         96,398           **        **    112,421       **        **      82,131       **        **       82,131
  45        127,441           **        **    146,277       **        **     115,854       **        **      115,854



---------
   * The illustrations assume that Planned Premiums are equal to the Target Premium and are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.
   ** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

                              ADDITIONAL INFORMATION

  This section of the prospectus provides additional detailed information that is not contained in the Basic Information section on pages 4 through 25.


CONTENTS OF THIS SECTION                                    BEGINNING ON PAGE
------------------------                                    -----------------
Description of us..............................................     34
How we support the policy and investment options...............     34
Procedures for issuance of a policy............................     35
Basic Sum Insured vs. Additional Sum Insured...................     36
Commencement of investment performance.........................     36
How we process certain policy transactions.....................     37
Effects of policy loans........................................     38
Additional information about how certain policy charges work...     39
How we market the policies.....................................     40
Tax considerations.............................................     41
Reports that you will receive..................................     43
Voting privileges that you will have...........................     44
Changes that we can make as to your policy.....................     44
Adjustments we make to death benefits..........................     45
When we pay policy proceeds....................................     45
Other details about exercising rights and paying benefits......     45
Legal matters..................................................     46
Registration statement filed with the SEC......................     46
Accounting and actuarial experts...............................     46
Financial statements of John Hancock and the Account...........     46
List of our Directors and Executive Officers of John Hancock...     47

 DESCRIPTION OF JOHN HANCOCK

  We are John Hancock Life Insurance Company, a Massachusetts stock life insuarnce company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock Life Insurance Company became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation.

  Our Home Office is at John Hancock Place, Boston, Massachusetts 02117. We are authorized to transact a life insurance and annuity business in all states and in the District of Columbia. As of December 31, 2001, our assets were approximately $81 billion.

  We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

 HOW WE SUPPORT THE POLICY AND INVESTMENT OPTIONS

Separate Account UV

  The variable investment options shown on page 1 are in fact subaccounts of Separate Account UV (the "Account"), a separate account established by us under Massachusetts law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or of us.

  The Account's assets are our property. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

  The assets in each subaccount are invested in the corresponding fund of one of the Series Funds. New subaccounts may be added as new funds are added to the Series Funds and made available to policy owners. Existing subaccounts may be deleted if existing funds are deleted from the Series Funds.

  We will purchase and redeem Series Fund shares for the Account at their net asset value without any sales or redemption charges. Shares of a Series Fund represent an interest in one of the funds of the Series Fund which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

  On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern Standard Time).

Our general account

  Our obligations under the policy's fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to the fixed investment option will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account.

  Because of exemptive and exclusionary provisions, interests in our fixed investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed investment option. Disclosure regarding the fixed investment option may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

 PROCEDURES FOR ISSUANCE OF A POLICY

  Generally, the policy is available with a minimum Basic Sum Insured at issue of $100,000. At the time of issue, the insured person must have an attained age of no more than 80. All insured persons must meet certain health and other insurance risk criteria called "underwriting standards".

  Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured person in either the premium rates or the charges or values under the policy. The illustrations set forth in this prospectus are sex-distinct and, therefore, may not reflect the rates, charges, or values that would apply to such policies.

Minimum Initial Premium

  The Minimum Initial Premium must be received by us at our Life Servicing Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The Minimum Initial Premium is determined by us based on the characteristics of the insured person, the Basic Sum Insured and the Additional Sum Insured at issue, and the policy options you have selected.

Commencement of insurance coverage

  After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured person's rate class should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the insured person dies (except for the circumstances described under "Temporary insurance coverage prior to policy delivery" on page 36).

  The policy will take effect only if all of the following conditions are satisfied:

..  The policy is delivered to and received by the applicant.

..  The Minimum Initial Premium is received by us.

.. Each insured person is living and still meets our health criteria for issuing insurance.

 If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the "date of issue." That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

  In order to preserve a younger age at issue for the insured person, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as "backdating" and is allowed under state insurance laws.

Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

  The conditions for coverage described above under "Commencement of insurance coverage" must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (if it is used to preserve the insured person's younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

  If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary term life insurance coverage on the insured person for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

  Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

 BASIC SUM INSURED VS. ADDITIONAL SUM INSURED

  As noted earlier in this prospectus, you should consider a number of factors in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured.

  The amount of sales charge deducted from premiums and the amount of compensation paid to the selling insurance agent will be less if coverage is included as Additional Sum Insured, rather than as Basic Sum Insured. On the other hand, the amount of any Additional Sum Insured is not included in the guaranteed death benefit feature. Therefore, if the policy's surrender value is insufficient to pay the monthly charges as they fall due (including the charges for the Additional Sum Insured), the Additional Sum Insured coverage will lapse, even if the Basic Sum Insured stays in effect pursuant to the guaranteed death benefit feature.

  Generally, you will incur lower sales charges and have more flexible coverage with respect to the Additional Sum Insured than with respect to the Basic Sum Insured. If this is your priority, you may wish to maximize the proportion of the Additional Sum Insured. However, if your priority is to take advantage of the guaranteed death benefit feature, the proportion of the Policy's Total Sum Insured that is guaranteed can be increased by taking out more coverage as Basic Sum Insured at the time of policy issuance.

  Any decision you make to modify the amount of Additional Sum Insured coverage after issue can have significant tax consequences (see "Tax Considerations" beginning on page 41).

 COMMENCEMENT OF INVESTMENT PERFORMANCE

  Any premium payment processed prior to the twentieth day after the policy's date of issue will automatically be allocated to the VST Money Market subaccount of the Account which, in turn, will invest in the Money Market Fund of the John Hancock Variable Series Trust I. This is the only way in which the VST Money Market subaccount is used in the policy, It is NOT an investment option you can select.

   On the later of the date such payment is received or the twentieth day following the date of issue, the portion of the VST Money Market subaccount attributable to such payment will be reallocated automatically among the investment options you have chosen. If you have not chosen the investment option(s) to which the money will be reallocated, the money will be reallocated automatically to the ProFund VP Money Market investment option.

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

  All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.

 HOW WE PROCESS CERTAIN POLICY TRANSACTIONS

Premium payments

  We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

  (1) We will process a payment received prior to a policy's date of issue as if received on the business day immediately preceding the date of issue.

  (2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

  (3) We will process the portion of any premium payment for which we require evidence of the insured person's continued insurability only after we have received such evidence and found it satisfactory to us.

  (4) If we receive any premium payment that we think will cause a policy to become a modified endowment or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

.. The tax problem resolves itself prior to the date the refund is to be made; or

.. The tax problem relates to modified endowment status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

  In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

  (5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

Transfers among investment options

  Any reallocation among investment options must be such that the total in all investment options after reallocation equals 100% of account value. Transfers out of any investment option will be effective at the end of the business day in which we receive at our Life Servicing Office notice satisfactory to us.

  We have the right to defer transfers of amounts out of the fixed investment option for up to six months.

Dollar cost averaging

   Scheduled transfers under this option may be made from the ProFund VP Money Market investment option to not more than nine other variable investment options. However, the amount transferred to any one investment option must be at least $100.

  Once we receive the election in form satisfactory to us at our Life Servicing Office, transfers will begin on the second monthly deduction date following its receipt. If you have any questions with respect to this provision, call 1-800-732-5543.

  Once elected, the scheduled monthly transfer option will remain in effect for so long as you have at least $2,500 of your account value in the ProFund VP Money Market investment option, or until we receive written notice from you of cancellation of the option or notice of the death of the insured person. The dollar cost averaging and rebalancing options cannot be in effect at the same time. We reserve the right to modify, terminate or suspend the dollar cost averaging program at any time.

Asset Rebalancing

  This option can be elected in the application or by sending the appropriate form to our Life Servicing Office. You must specify the frequency for rebalancing (quarterly, semi-annually or annually), the preset percentage for each variable investment option and a future beginning date. The first rebalancing will occur on the monthly deduction date that occurs on or next follows the beginning date you select.

  Once elected, rebalancing will continue until we receive notice of cancellation of the option or notice of the death of the last surviving insured person. If you cancel rebalancing, you will have to wait 30 days before you can start it again.

  The fixed investment option does not participate in and is not affected by rebalancing.The rebalancing and dollar cost averaging options cannot be in effect at the same time. We reserve the right to modify, terminate or suspend the rebalancing program at any time.

Telephone transfers and policy loans

  Once you have completed a written authorization, you may request a transfer or policy loan by telephone or by fax (see "How do you communicate with us?" beginning on page 23). If the fax request option becomes unavailable, another means of telecommunication will be substituted.

  If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

  If the website referred to on page 25 is completed and made available to you, such availability will be subject to its own special risks and its own set of conditions and restrictions which you will have to agree to in order to gain access.

Effective date of other policy transactions

  The following transactions take effect on the policy anniversary on or next following the date we approve your request:

..  Additional Sum Insured increases.

..  Change of death benefit Option from A to B.

  A change from Option B to Option A is effective on the policy anniversary on or next following the date we receive the request.

  The following transactions take effect on the monthly deduction date on or next following the date we approve your request:

..  Total Sum Insured decreases

..  Reinstatements of lapsed policies

  We process loans, surrenders, partial withdrawals and loan repayments as of the day we receive such request or repayment.

 EFFECTS OF POLICY LOANS

  The account value, the surrender value, and any death benefit above the Total Sum Insured are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment

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

options and the special loan account will generally have different rates of investment return.

  The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

  Whenever the outstanding loan equals or exceeds the surrender value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Also, taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. Policy loans may also result in adverse tax consequences under certain circumstances (see "Tax considerations" beginning on page 41).

 ADDITIONAL INFORMATION ABOUT HOW CERTAIN POLICY CHARGES WORK

Sales expenses and related charges

  The sales charges (i.e., the premium sales charge and the CDSC) help to compensate us for the cost of selling our policies. (See "What charges will we deduct from your investment in the policy?" in the Basic Information section of this prospectus.) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the policies, or from our general assets. (See "How we market the policies" on page 40.) Similarly, administrative expenses not fully recovered by the issue charge and the maintenance charge may also be recovered from such other sources.

Effect of premium payment pattern

  You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less than one Target Premium in any policy year, or paying more than one Target Premium in any policy year could reduce your total sales charges over time. For example, if the Target Premium was $1,000 and you paid a premium of $1,000 for ten years, you would pay total premium sales charges of $400 and be subject to a maximum CDSC of $1,000. If you paid $2,000 every other policy year for ten policy years, you would pay total premium sales charges of only $200 and be subject to a maximum CDSC of $1,000. However, delaying the payment of Target Premiums to later policy years could increase the risk that the guaranteed death benefit feature will lapse and the account value will be insufficient to pay policy charges. As a result, the policy or any Additional Sum Insured may lapse and eventually terminate. Conversely, accelerating the payment of Target Premiums to earlier policy years could cause aggregate premiums paid to exceed the policy's 7-pay premium limit and, as a result, cause the policy to become a modified endowment, with adverse tax consequences to you upon receipt of policy distributions. (See "Tax considerations" beginning on page 41.)

Monthly charges

  Unless we agree otherwise, we will deduct the monthly charges described in the Basic Information section from your policy's investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

  The insurance under the policy continues in full force during any grace period but, if the insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

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

Reduced charges for eligible classes

  The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

 HOW WE MARKET THE POLICIES

  Signator Investors, Inc.("Signator"), a subsidiary of John Hancock, acts as principal distributor of the policies sold through this prospectus. Signator is registered as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. Signator's address is 200 Clarendon Street, John Hancock Place, Boston, Massachusetts 02117.

  You can purchase a policy through representatives of broker-dealers and certain financial institutions who have entered into selling agreements with Signator and us. We pay compensation to these broker-dealers for promoting, marketing and selling our products through their representatives who are authorized by applicable law to sell variable life insurance polices. In turn, the broker-dealers pay a portion of the compensation to these representatives, under their own arrangements. The most common schedule of gross commissions (inclusive of overrides and expense allowance payments paid to such broker-dealers and financial institutions) for minimum face amounts of less than $250,000 is as follows:

.. 97.5% of first year premiums paid up to the Target Premium plus 5.85% of any excess premium payments,

..  6% of premiums paid in each of policy years 2 through 4 up to the target
   Premium plus 3% of any excess premium payments, and

..  3% of all premiums paid in policy years 5 through 10.

  In situations where the broker-dealer or financial institutions provides some or all of the additional marketing services required, we may pay an additional gross first year commission of up to 20% of premiums paid up to the Target Premium. In such instances, we may also pay an additional gross renewal commission. The additional gross renewal commission would not be expected to exceed 0.10% of account value less policy loans in policy years 2 and thereafter. For limited periods of time, we may pay additional compensation to broker-dealers or financial institutions as part of special sales promotions.

  Signator also pays its branch office principals, who are also independent general agents of ours, for sales of the policies to Signator customers. In turn, the branch office principals pay a portion of their compensation to their assigned marketing representatives, under their own arrangements. The most common schedule of gross commission (inclusive of overrides and expense allowance payments paid to such branch office principals) is as follows:

.. 89% of the Target Premium paid in the first policy year, 11% of the Target Premium paid in each of policy years 2 through 4, and

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

   3% of the Target Premium paid in each policy year thereafter,

.. 5.89% of any premium paid in the first policy year in excess of the Target Premium, and

.. 3% to 3.25% of any premium paid in any other policy year in excess of the Target Premium.

  Representatives who meet certain productivity and persistency standards may be eligible for additional compensation. From time to time, Signator, at its expense, may provide significant additional amounts to financial services firms which sell or arrange for the sale of the policies. Such amounts may include, for example, financial assistance to financial services firms in connection with their conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, and/or other events or activities sponsored by the financial services firms.

   We offer these contracts on a continuous basis, but Signator is not obligated to sell any particular amount of policies. Signator also serves as principal underwriter for John Hancock Variable Annuity Accounts U, I and V, and John Hancock Variable Life Accounts S, U and V, all of which are registered under the 1940 Act. Signator is also the principal underwriter for the John Hancock Variable Series Trust I.

  We reimburse Signator for certain direct and indirect expenses actually incurred in connection with the marketing of these contracts. John Hancock performs insurance underwriting and determines whether to accept or reject the application for a policy and each insured person's risk classification. Officers and employees of John Hancock are covered by a blanket bond by a commercial carrier in the amount of $25 million.

 TAX CONSIDERATIONS

  This description of federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax advisor. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.

Policy proceeds

  We believe the policy will receive the same federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines life insurance for federal tax purposes. If certain standards are met at issue and over the life of the policy, the policy will satisfy that definition. We will monitor compliance with these standards.

  If the policy complies with the definition of life insurance, we believe the death benefit proceeds under the policy will be excludable from the beneficiary's gross income under Section 101 of the Code.

Other policy distributions

  Increases in account value as a result of interest or investment experience will not be subject to federal income tax unless and until values are actually received through distributions. In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. But under certain circumstances within the first 15 policy years, the owner may be taxed on a distribution even if total withdrawals do not exceed total premiums paid. Any taxable distribution will be ordinary income to the owner (rather than capital gains).

  Distributions for tax purposes can include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership.

  We also believe that, except as noted below, loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

  It is possible that, despite our monitoring, a policy might fail to qualify as life insurance under Section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income credited to the policy for the period of the disqualification and for subsequent periods.

  Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws depend on the circumstances of each owner or beneficiary.

  Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

Diversification rules and ownership of the Account

  Your policy will not qualify for the tax benefit of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have "investment control" over the underlying assets.

  The Treasury Department explained in its temporary regulations regarding diversification that such regulations " do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account". As the variable policy owner, you will be treated as the owner of Account assets if you have the ability to exercise investment control over them. If you are found to have such ability, you will be taxed on any income or gains the assets generate. Although the Treasury Department announced several years ago that it would provide further guidance on this issue, it had not yet done so as of the date of this prospectus.

  The ownership rights under your policy are similar to, but different in certain respects from, those described in Internal Revenue Service rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy's proportionate share of the assets of the Account.

  We do not know what will be in future Treasury Department regulations or other guidance. We cannot guarantee that the funds will be able to operate as currently described in the Series Funds' prospectuses, or that a Series Fund will not have to change any fund's investment objectives or policies. We have reserved the right to modify your policy if we believe it will prevent you from being considered the owner of your policy's proportionate share of the assets of the Account, but we are under no obligation to do so

7-pay premium limit

  At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

  The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a "modified endowment", which can have adverse tax consequences.

  The owner will be taxed on distributions and loans from a "modified endowment" to the extent of any income (gain) to the owner (on an income-first basis). The distributions and loans affected will be those made on or after, and within the two year period prior to, the time the policy becomes a modified endowment. Additionally, a 10% penalty tax may be imposed on taxable portions of such distributions or loans that are made before the owner attains age 591/2.

  Furthermore, any time there is a "material change" in a policy (generally the result of such things as an increase in the Additional Sum Insured, the addition of certain other policy benefits after issue, a change in death benefit option, or reinstatement of a lapsed policy), the policy will have a new 7-pay limit as if it were a newly-issued policy. If a prescribed portion of the policy's then account value, plus all other premiums paid within 7 years after the material change, at any time exceed the new 7-pay limit, the policy will become a modified endowment.

  Moreover, if benefits under a policy are reduced (such as a reduction in the Total Sum Insured or death benefit or the reduction or cancellation of certain rider benefits) during the 7 years in which a 7-pay test is being applied, the 7-pay limit will generally be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the policy will become a modified endowment.

  All modified endowments issued by the same insurer (or its affiliates) to the owner during any calendar year generally are required to be treated as one contract for the purpose of applying the modified endowment rules. A policy received in exchange for a modified endowment will itself also be a modified endowment. You should consult your tax advisor if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 plans

  The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

 REPORTS THAT YOU WILL RECEIVE

  At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit, the Basic Sum Insured and the Additional Sum Insured, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

  Semiannually we will send you a report containing the financial statements of the Series Funds, including a list of securities held in each fund.

 VOTING PRIVILEGES THAT YOU WILL HAVE

  All of the assets in the subaccounts of the Account are invested in shares of the corresponding funds of the Series Funds. We will vote the shares of each of the funds of a Series Fund which are deemed attributable to variable life insurance policies at regular and special meetings of the Series Fund's shareholders in accordance with instructions received from owners of such policies. Shares of the Series Fund held in the Account which are not attributable to such policies, as well as shares for which instructions from owners are not received, will be represented by us at the meeting. We will vote such shares for and against each matter in the same proportions as the votes based upon the instructions received from the owners of such policies.

  We determine the number of a fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's account value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for a Series Fund's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of a Series Fund, ratification of the selection of independent auditors, approval of Series Fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions.

  However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

 CHANGES THAT WE CAN MAKE AS TO YOUR POLICY

Changes relating to a Series Fund or the Account

  The voting privileges described in this prospectus reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by John Hancock to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be John Hancock or an affiliate, (3) to deregister the Account under the 1940 Act, (4) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. We would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Other permissible changes

  We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

  In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

.. Changes necessary to comply with or obtain or continue exemptions under the federal securities laws

..  Combining or removing investment options

..  Changes in the form of organization of any separate account

  Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

 ADJUSTMENTS WE MAKE TO DEATH BENEFITS

  If the insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of the insured person, we will adjust the amount of any death benefit as described in the policy.

 WHEN WE PAY POLICY PROCEEDS

General

  We will pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive documentation of the insured person's death, we will pay the proceeds as a single sum.

Delay to challenge coverage

  We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

  We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

  We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

 OTHER DETAILS ABOUT EXERCISING RIGHTS AND PAYING BENEFITS

Joint ownership

  If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Assigning your policy

  You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

Your beneficiary

  You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the insured person's death. You may change the beneficiary during the insured person's lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

 LEGAL MATTERS

  The legal validity of the policies described in this prospectus has been passed on by Ronald J. Bocage, Vice President and Counsel for John Hancock. The law firm of Foley & Lardner, Washington, D.C., has advised us on certain Federal securities law matters in connection with the policies.

 REGISTRATION STATEMENT FILED WITH THE SEC

  This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

 ACCOUNTING AND ACTUARIAL EXPERTS

  Ernst & Young LLP, independent auditors, have audited the consolidated financial statements and schedules of John Hancock at December 31, 2001 and 2000, and for each of the three years in the period ended December 31, 2001, and the financial statements of the Account at December 31, 2001 and for each of the periods indicated therein, as set forth in their reports. We've included these financial statements and schedules in this prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

  Actuarial matters included in this prospectus have been examined by Paul J. Strong, F.S.A., MAAA, Vice President and Actuary of John Hancock.

 FINANCIAL STATEMENTS OF JOHN HANCOCK AND THE ACCOUNT

  The financial statements of John Hancock included herein should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of John Hancock to meet its obligations under the policies.

  In addition to those financial statements of John Hancock and the Account included herein that have been audited by Ernst & Young LLP, this prospectus also contains unaudited financial statements of both John Hancock and the Account for a period subsequent to the audited financial statements.

            LIST OF DIRECTORS AND EXECUTIVE OFFICERS OF JOHN HANCOCK

  The Directors and Executive Officers of John Hancock and their principal occupations during the past five years are as follows:



Directors                                Principal Occupations
---------                                ---------------------
David F. D'Alessandro.....  Chairman of the Board, President and Chief Executive
                            Officer, John Hancock
Foster L. Aborn...........  Director, formerly Vice Chairman of the Board and Chief
                            Investment Officer, John Hancock
Wayne A. Budd.............  Executive Vice President and General Counsel, John
                            Hancock; formerly Group President, Bell Atlantic - New
                            England (telecommunications)
John M. Connors, Jr.......  Chairman and Chief Executive Officer and Director,
                            Hill, Holliday, Connors, Cosmopoulos, Inc.
                            (advertising).
John M. DeCiccio..........  Executive Vice President and Chief Investment Officer,
                            John Hancock
Richard B. DeWolfe........  Chairman and Chief Executive Officer of The DeWolfe
                            Companies, Inc. (real estate)
Robert E. Fast............  Senior Partner, Hale and Dorr (law firm)
Thomas P. Glynn...........  Chief Operating Officer, Partners HealthCare System,
                            Inc. (health care)
Michael C. Hawley.........  Retired Chairman and Chief Executive Officer, The
                            Gillette Company (razors, etc.)
Edward H. Linde...........  President and Chief Executive Officer, Boston
                            Properties, Inc. (real estate)
Judith A.  McHale.........  President and Chief Operating Officer, Discovery
                            Communications, Inc. (multimedia communications)
R. Robert Popeo...........  Chairman, Mintz, Levin, Cohn, Ferris, Glovsky and Popeo
                            (law firm)
Richard F. Syron..........  Chairman, President and Chief Executive Officer, Thermo
                            Electron Corp. (scientific and industrial instruments)
Robert J. Tarr, Jr........  Formerly Chairman, President and Chief Executive
                            Officer, HomeRuns.com (online grocer)



Other Executive
---------------
Officers
--------
Thomas E. Moloney.........  Senior Executive Vice President and Chief Financial
                            Officer
Michael Bell..............  Senior Executive Vice President - Retail; Founder and
                            Director of Monitor Company (management consulting)
Derek Chilvers............  Executive Vice President; Chairman and Chief Executive
                            Officer of John Hancock International Holdings, Inc.
Maureen R. Ford...........  Executive Vice President; Chairman and Chief Executive
                            Officer of John Hancock Funds, Inc.
James E. Collins .........  Vice President and Secretary
Robert F. Walters.........  Executive Vice President and Chief Information Officer


  The business address of all Directors and officers of John Hancock is John Hancock Place, Boston, Massachusetts 02117.

                         UNAUDITED FINANCIAL STATEMENTS

                                       FOR

                       JOHN HANCOCK LIFE INSURANCE COMPANY

                              SECOND QUARTER 2002

                       JOHN HANCOCK LIFE INSURANCE COMPANY

                           CONSOLIDATED BALANCE SHEETS


                                                     JUNE 30,
                                                       2002       DECEMBER 31,
                                                    (UNAUDITED)       2001
                                                    -----------  --------------
                                                          (IN MILLIONS)
ASSETS
Investments
Fixed maturities:
 Held-to-maturity--at amortized cost
  (fair value: June 30--$1,889.4; December
  31--$1,908.2) . . . . . . . . . . . . . . . . .    $ 1,856.4     $ 1,923.5
 Available-for-sale--at fair value
  (cost: June 30--$38,403.1; December
  31--$35,778.0). . . . . . . . . . . . . . . . .     39,018.1      36,072.1
Equity securities:
 Available-for-sale--at fair value
  (cost: June 30--$343.9; December 31--$433.1). .        403.3         562.3
 Trading securities--at fair value
  (cost: June 30--$0.9; December 31--$2.7). . . .          0.8           1.4
Mortgage loans on real estate . . . . . . . . . .      9,904.2       9,667.0
Real estate . . . . . . . . . . . . . . . . . . .        327.6         380.4
Policy loans. . . . . . . . . . . . . . . . . . .      1,937.3       1,927.0
Short-term investments. . . . . . . . . . . . . .        130.2          78.6
Other invested assets . . . . . . . . . . . . . .      2,047.7       1,676.9
                                                     ---------     ---------
  Total Investments . . . . . . . . . . . . . . .     55,625.6      52,289.2
Cash and cash equivalents . . . . . . . . . . . .        610.2       1,025.3
Accrued investment income . . . . . . . . . . . .        813.3         745.9
Premiums and accounts receivable. . . . . . . . .        107.9         117.2
Deferred policy acquisition costs . . . . . . . .      3,339.6       3,186.3
Reinsurance recoverable . . . . . . . . . . . . .      2,767.2       2,464.3
Other assets. . . . . . . . . . . . . . . . . . .      2,339.0       2,298.4
Separate account assets . . . . . . . . . . . . .     17,555.7      18,998.1
                                                     ---------     ---------
  Total Assets. . . . . . . . . . . . . . . . . .    $83,158.5     $81,124.7
                                                     =========     =========

The accompanying notes are an integral part of these unaudited consolidated financial statements.

                       JOHN HANCOCK LIFE INSURANCE COMPANY


                                                     JUNE 30,
                                                       2002       DECEMBER 31,
                                                    (UNAUDITED)       2001
                                                    -----------  --------------
                                                          (IN MILLIONS)
LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities
Future policy benefits. . . . . . . . . . . . . .    $31,706.2     $29,715.0
Policyholders' funds. . . . . . . . . . . . . . .     21,701.0      20,530.3
Unearned revenue. . . . . . . . . . . . . . . . .        366.5         346.0
Unpaid claims and claim expense reserves. . . . .        173.5         203.8
Dividends payable to policyholders. . . . . . . .        467.9         472.8
Short-term debt . . . . . . . . . . . . . . . . .         39.1         124.6
Long-term debt. . . . . . . . . . . . . . . . . .        606.6         618.7
Income taxes. . . . . . . . . . . . . . . . . . .        837.0         803.9
Other liabilities . . . . . . . . . . . . . . . .      3,898.0       3,675.5
Separate account liabilities. . . . . . . . . . .     17,555.7      18,998.1
                                                     ---------     ---------
  Total Liabilities . . . . . . . . . . . . . . .     77,351.5      75,488.7
Minority interest . . . . . . . . . . . . . . . .         28.8          28.8
Commitments and contingencies--Note 4
Shareholder's Equity
Common stock, $10,000 par value; 1,000 shares
 authorized . . . . . . . . . . . . . . . . . . .         10.0          10.0
Additional paid in capital. . . . . . . . . . . .      4,763.2       4,763.4
Retained earnings . . . . . . . . . . . . . . . .        730.6         608.2
Accumulated other comprehensive income. . . . . .        274.4         225.6
                                                     ---------     ---------
  Total Shareholder's Equity. . . . . . . . . . .      5,778.2       5,607.2
                                                     ---------     ---------
  Total Liabilities and Shareholder's Equity. . .    $83,158.5     $81,124.7
                                                     =========     =========

The accompanying notes are an integral part of these unaudited consolidated financial statements.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

                  UNAUDITED CONSOLIDATED STATEMENTS OF INCOME

                                    THREE MONTHS ENDED     SIX MONTHS ENDED
                                         JUNE 30,              JUNE 30,
                                   --------------------  ----------------------
                                     2002       2001       2002        2001
                                   ---------  ---------  ---------  -----------
                                                 (IN MILLIONS)
REVENUES
Premiums........................   $  500.5   $  472.2   $  949.3    $  926.6
Universal life and
 investment-type product charges      150.0      147.3      298.3       295.4
Net investment income...........      888.8      913.9    1,776.5     1,831.9
Net realized investment and other
 gains (losses), net of related
 amortization of deferred policy
 acquisition costs, amounts
 credited to participating pension
 contractholders and the
 policyholder dividend obligation
 ($(12.6) and $(13.0) for the three
 months ended June 30, 2002 and
 2001 and $(34.9) and $(9.6) for
 the six months ended June 30,
 2002 and 2001, respectively)...     (125.4)     (12.6)    (211.5)      (37.6)
Investment management revenues,
 commissions and other fees.....      135.5      150.7      271.4       297.4
Other revenue...................       48.9       56.5      119.5        58.6
                                   --------   --------   --------    --------
 Total revenues.................    1,598.3    1,728.0    3,203.5     3,372.3
BENEFITS AND EXPENSES
Benefits to policyholders,
 excluding amounts related to net
 realized investment and other
 gains (losses) credited to
 participating pension
 contractholders and the
 policyholder dividend
 obligation ($(3.7) and $(12.2)
 for the three months ended
 June 30, 2002 and 2001 and
 $(10.5) and $(8.3) for the six
 months ended June 30, 2002
 and 2001, respectively)........      964.3      952.4    1,868.5     1,905.9
Other operating costs and
 expenses.......................      299.8      326.7      624.5       610.6
Amortization of deferred policy
 acquisition costs, excluding
 amounts related to net realized
 investment and other gains
 (losses) ($(8.9) and $(0.8)
 for the three months ended
 June 30, 2002 and 2001 and
 $(24.4) and $(1.3) for the
 six months ended June 30,
 2002 and 2001, respectively)...       64.8       53.0      122.5       127.0
Dividends to policyholders......      143.5      139.5      281.8       270.6
                                   --------   --------   --------    --------
  Total benefits and expenses...    1,472.4    1,471.6    2,897.3     2,914.1
                                   --------   --------   --------    --------
Income before income taxes and
 cumulative effect of accounting
 change.........................      125.9      256.4      306.2       458.2
Income taxes....................       24.3       74.4       72.8       134.9
                                   --------   --------   --------    --------
Income before cumulative effect
 of accounting change...........      101.6      182.0      233.4       323.3
Cumulative effect of accounting
 change, net of tax--Note 1.....         --         --         --         7.2
                                   --------   --------   --------    --------
Net income......................   $  101.6   $  182.0   $  233.4    $  330.5
                                   ========   ========   ========    ========

The accompanying notes are an integral part of these unaudited consolidated financial statements.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

      UNAUDITED CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY

                            AND COMPREHENSIVE INCOME

                                                       ACCUMULATED
                                ADDITIONAL                OTHER          TOTAL
                        COMMON   PAID IN    RETAINED  COMPREHENSIVE  SHAREHOLDER'S   OUTSTANDING
                        STOCK    CAPITAL    EARNINGS  INCOME (LOSS)     EQUITY         SHARES
                        ------  ----------  --------  -------------  -------------  -------------
                                  (IN MILLIONS, EXCEPT FOR OUTSTANDING SHARE AMOUNTS)
BALANCE AT APRIL 1,
 2001 . . . . . . . .   $10.0   $4,764.2    $ 182.8      $316.5        $5,273.5         1,000
Demutualization
 transaction. . . . .               (0.1)                                  (0.1)
Comprehensive income:
 Net income . . . . .                         182.0                       182.0
Other comprehensive
 income, net of tax:
 Net unrealized gains
  (losses). . . . . .                                      (5.0)           (5.0)
 Net accumulated gains
  (losses) on cash
  flow hedges . . . .                                     (17.4)          (17.4)
 Foreign currency
  translation                                              (0.1)
  adjustment. . . . .                                                      (0.1)
                                                                       --------
Comprehensive income.                                                     159.5
                        -----   --------    -------      ------        --------         -----
BALANCE AT JUNE 30,
 2001 . . . . . . . .   $10.0   $4,764.1    $ 364.8      $294.0        $5,432.9         1,000
                        =====   ========    =======      ======        ========         =====
BALANCE AT APRIL 1,
 2002 . . . . . . . .   $10.0   $4,763.3    $ 729.0      $131.6        $5,633.9         1,000
Demutualization
 transaction. . . . .               (0.1)                                  (0.1)
Comprehensive income:
 Net income . . . . .                         101.6                       101.6
Other comprehensive
 income, net of tax:
 Net unrealized gains
  (losses)                                                113.4           113.4
 Net accumulated gains
  (losses) on cash
  flow hedges . . . .                                      28.0            28.0
Foreign currency
 translation
 adjustment . . . . .                                       0.1             0.1
Minimum pension
 liability. . . . . .                                       1.3             1.3
                                                                       --------
Comprehensive income.                                                     244.4
Dividend paid to
 parent company . . .                        (100.0)                     (100.0)
                        -----   --------    -------      ------        --------         -----
BALANCE AT JUNE 30,
 2002 . . . . . . . .   $10.0   $4,763.2    $ 730.6      $274.4        $5,778.2         1,000
                        =====   ========    =======      ======        ========         =====

The accompanying notes are an integral part of these unaudited consolidated financial statements.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

      UNAUDITED CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY

                      AND COMPREHENSIVE INCOME (CONTINUED)



                                                       ACCUMULATED
                                ADDITIONAL                OTHER          TOTAL
                        COMMON   PAID IN    RETAINED  COMPREHENSIVE  SHAREHOLDER'S   OUTSTANDING
                        STOCK    CAPITAL    EARNINGS  INCOME (LOSS)     EQUITY         SHARES
                        ------  ----------  --------  -------------  -------------  -------------
                                  (IN MILLIONS, EXCEPT FOR OUTSTANDING SHARE AMOUNTS)
BALANCE AT JANUARY 1,
 2001 . . . . . . . .   $10.0   $4,764.6    $ 284.3      $ 66.7        $5,125.6         1,000
Demutualization
 transactions . . . .               (0.5)                                  (0.5)
Comprehensive income:
 Net income . . . . .                         330.5                       330.5
Other comprehensive
 income, net of tax:
 Net unrealized gains                                      19.0            19.0
 Net accumulated gains
  (losses) on cash
  flow hedges . . . .                                     (20.0)          (20.0)
 Foreign currency
  translation                                               0.7
  adjustment. . . . .                                                       0.7
                                                                       --------
Comprehensive income.                                                     330.2
Dividend paid to
 parent company . . .                        (250.0)                     (250.0)
Change in accounting
 principle--
 Note 1 . . . . . . .                                     227.6           227.6
                        -----   --------    -------      ------        --------         -----
BALANCE AT JUNE 30,
 2001 . . . . . . . .   $10.0   $4,764.1    $ 364.8      $294.0        $5,432.9         1,000
                        =====   ========    =======      ======        ========         =====

BALANCE AT JANUARY 1,
 2002 . . . . . . . .   $10.0   $4,763.4    $ 608.2      $225.6        $5,607.2         1,000
Demutualization
 transactions . . . .               (0.2)                                  (0.2)
Comprehensive income:
 Net income . . . . .                         233.4                       233.4
Other comprehensive
 income, net of tax:
 Net unrealized gains                                      30.3            30.3
 Net accumulated gains
  on cash flow hedges                                      15.8            15.8
 Foreign currency
  translation
  adjustment. . . . .                                       0.2             0.2
Minimum pension
 liability. . . . . .                                       2.5             2.5
                                                                       --------
Comprehensive income.                                                     282.2
Dividend paid to
 parent company . . .                        (111.0)                     (111.0)
                        -----   --------    -------      ------        --------         -----
BALANCE AT JUNE 30,
 2002 . . . . . . . .   $10.0   $4,763.2    $ 730.6      $274.4        $5,778.2         1,000
                        =====   ========    =======      ======        ========         =====

The accompanying notes are an integral part of these unaudited consolidated financial statements.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

                UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS



                                                         SIX MONTHS ENDED
                                                             JUNE 30,
                                                     ------------------------
                                                        2002          2001
                                                     -----------  -----------
                                                          (IN MILLIONS)
Cash flows from operating activities:
 Net income. . . . . . . . . . . . . . . . . . . .   $    233.4    $    330.5
  Adjustments to reconcile net income to net cash
   provided by operating activities:
   Amortization of discount--fixed maturities. . .        (41.3)        (67.9)
   Net realized investment and other losses. . . .        211.5          37.6
   Change in deferred policy acquisition costs . .       (126.4)        (79.6)
   Depreciation and amortization . . . . . . . . .         27.0          36.4
   Net cash flows from trading securities. . . . .          0.6          (0.1)
   Increase in accrued investment income . . . . .        (67.4)       (151.4)
   Premiums and accounts receivable. . . . . . . .          9.3        (194.1)
   Increase in other assets and other liabilities,
    net. . . . . . . . . . . . . . . . . . . . . .        (98.1)        (42.9)
   Increase in policy liabilities and accruals, net     1,120.9       1,192.9
   Increase in income taxes. . . . . . . . . . . .         18.3         167.6
                                                     ----------    ----------
    Net cash provided by operating activities. . .      1,287.8       1,229.0
Cash flows from investing activities:
 Sales of:
  Fixed maturities available-for-sale. . . . . . .      1,936.1      10,228.9
  Equity securities available-for-sale . . . . . .        169.4         267.6
  Real estate. . . . . . . . . . . . . . . . . . .         35.9           0.5
  Short-term investments and other invested assets         61.8         108.4
 Maturities, prepayments and scheduled redemptions of:
  Fixed maturities held-to-maturity. . . . . . . .         84.5         116.6
  Fixed maturities available-for-sale. . . . . . .      1,583.8       1,584.9
  Short-term investments and other invested assets         73.6          99.8
  Mortgage loans on real estate. . . . . . . . . .        605.2         740.8
 Purchases of:
  Fixed maturities held-to-maturity. . . . . . . .        (11.8)        (31.9)
  Fixed maturities available-for-sale. . . . . . .     (6,526.1)    (16,270.5)
  Equity securities available-for-sale . . . . . .        (81.5)       (112.5)
  Real estate. . . . . . . . . . . . . . . . . . .         (3.2)         (2.5)
  Short-term investments and other invested assets       (341.7)       (254.7)
  Mortgage loans on real estate issued . . . . . .       (816.7)       (610.7)
  Cash paid related to acquisition of business . .           --         (41.0)
  Cash received on sale of subsidiary. . . . . . .           --          12.8
  Other, net . . . . . . . . . . . . . . . . . . .       (273.3)        138.0
                                                     ----------    ----------
   Net cash used in investing activities . . . . .   $ (3,504.0)   $ (4,025.5)
                                                     ==========    ==========

The accompanying notes are an integral part of these unaudited consolidated financial statements.

                       JOHN HANCOCK LIFE INSURANCE COMPANY


                                                          SIX MONTHS ENDED
                                                              JUNE 30,
                                                       ----------------------
                                                          2002         2001
                                                       ----------  ----------
                                                           (IN MILLIONS)
Cash flows from financing activities:
 Dividends paid to parent. . . . . . . . . . . . . .   $  (111.0)   $  (250.0)
 Universal life and investment-type contract deposits    4,906.3      5,251.6
 Universal life and investment-type contract
  maturities and withdrawals . . . . . . . . . . . .    (2,898.3)    (4,101.2)
 Issuance of short-term debt . . . . . . . . . . . .         9.3         58.6
 Repayment of short-term debt. . . . . . . . . . . .       (91.6)          --
 Repayment of long-term debt . . . . . . . . . . . .       (13.6)       (14.0)
 Net increase in commercial paper. . . . . . . . . .          --       (222.2)
                                                       ---------    ---------
  Net cash provided by financing activities. . . . .     1,801.1        722.8
                                                       ---------    ---------
  Net decrease in cash and cash equivalents. . . . .      (415.1)    (2,073.7)
Cash and cash equivalents at beginning of year . . .     1,025.3      2,966.3
                                                       ---------    ---------
Cash and cash equivalents at end of period . . . . .   $   610.2    $   892.6
                                                       =========    =========

The accompanying notes are an integral part of these unaudited consolidated financial statements.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

            NOTES TO THE UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 Business

  John Hancock Life Insurance Company, (the Company) is a diversified financial services organization that provides a broad range of insurance and investment products, and investment management and advisory services. The Company is a wholly owned subsidiary of John Hancock Financial Services, Inc. (JHFS).

 Basis of Presentation

  The accompanying unaudited consolidated financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States for interim financial information and with the instructions to Form 10-Q and Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States for complete financial statements. In the opinion of management, these unaudited consolidated financial statements contain all adjustments, consisting of only normal and recurring adjustments, necessary for a fair presentation of the financial position and results of operations. Operating results for the three and six month periods ended June 30, 2002 are not necessarily indicative of the results that may be expected for the year ending December 31, 2002. These unaudited consolidated financial statements should be read in conjunction with the Company's annual audited financial statements as of December 31, 2001 included in the Company's Form 10-K for the year ended December 31, 2001 filed with the United States Securities and Exchange Commission (hereafter referred to as the Company's 2001 Form 10-K). All of the Company's United States Securities and Exchange Commission filings are available on the internet at www.sec.gov, under the name Hancock John Life.

  The balance sheet at December 31, 2001 has been derived from the audited financial statements at that date but does not include all of the information and footnotes required by accounting principles generally accepted in the United States for complete financial statements.

  Certain prior year amounts have been reclassified to conform to the current year presentation.

  During the fourth quarter of 2001, the Company transferred its remaining ownership interest of both John Hancock Canadian Holdings Limited and certain other international subsidiaries held by the Company, with a combined carrying value at December 31, 2001 of $300.1 million, to JHFS in the form of a dividend. The transfer has been accounted for as a transfer of entities under common control. As a result of the transfer, all prior period consolidated financial data has been restated to exclude the results of operations, financial position, and cash flows of these transferred foreign subsidiaries from the Company's financial statements. No gain or loss was recognized on the transaction.

  On April 2, 2001, a subsidiary of the Company, Signature Fruit Company, LLC (Signature Fruit), purchased certain assets and assumed certain liabilities out of bankruptcy proceedings of Tri Valley Growers, Inc., a cooperative association, for approximately $53.0 million. The acquisition was recorded under the purchase method of accounting and, accordingly, the operating results have been included in the Company's consolidated results of operations from the date of acquisition. The purchase price was allocated to the assets acquired and the liabilities assumed based on estimated fair values. The unaudited pro forma revenues, for the six month period ended June 30, 2001, assuming the transaction had taken place at the beginning of the year of acquisition, were approximately $3,425.6 million, a change of $53.3 million from reported balances. The unaudited pro forma net income for the six month period ended June 30, 2001 was approximately $329.3 million, a change of $(1.2) million from reported balances. The net losses related to the acquired operations included in the Company's results for the three and six month periods ended June 30, 2002 were $2.1 million and $1.2 million, respectively.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

 Deferred Policy Acquisition Costs

  Costs that vary with, and are related primarily to, the production of new business have been deferred to the extent that they are deemed recoverable. Such costs include commissions, certain costs of policy issue and underwriting, and certain agency expenses. The Company tests the recoverability of its deferred policy acquisition costs quarterly with a model that uses data such as market performance, lapse rates and expense levels. As of June 30, 2002 the Company's deferred policy acquisition costs are deemed recoverable. For participating traditional life insurance policies, such costs are being amortized over the life of the contracts at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the contracts. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. For universal life insurance contracts and investment-type products, such costs are being amortized generally in proportion to the present value of expected gross profits arising principally from surrender charges and investment results, and mortality and expense margins. The effects on the amortization of deferred policy acquisition costs of revisions to estimated gross margins and profits are reflected in earnings in the period such estimated gross margins and profits are revised. For non-participating term life and long-term care insurance products, such costs are being amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. Present values of expected gross profits or expected gross margins are discounted at the latest revised interest rate and is applied to the remaining benefit period. At June 30, 2002, the average discount rate is 8.4% for participating traditional life insurance products and 6.2% for universal life products, and the total amortization period life is 30 years for participating traditional life insurance products and universal life products. Amortization of deferred policy acquisition costs was $64.8 million and $53.0 million for the three month periods ended June 30, 2002 and 2001, respectively, and $122.5 million and $127.0 million for the six month periods ended June 30, 2002 and 2001, respectively.

  Amortization of deferred policy acquisition costs is allocated to: (1) net realized investment and other gains (losses) for those products in which such gains (losses) have a direct impact on the amortization of deferred policy acquisition costs; (2) unrealized investment gains and losses, net of tax, to provide for the effect on the deferred policy acquisition cost asset that would result from the realization of unrealized gains and losses on assets backing participating traditional life insurance and universal life and investment-type contracts; and (3) a separate component of benefits and expenses to reflect amortization related to the gross margins or profits, excluding realized gains and losses, relating to policies and contracts in force.

  Net realized investment and other gains (losses) related to certain products have a direct impact on the amortization of deferred policy acquisition costs as such gains and losses affect the amount and timing of profit emergence. Accordingly, to the extent that such amortization results from net realized investment and other gains (losses), management believes that presenting realized investment gains and losses net of related amortization of deferred policy acquisition costs provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

 Severance

  During the three and six month periods ended June 30, 2002, the Company continued its ongoing Competitive Position Project. This project was initiated in the first quarter of 1999 to reduce costs and increase future operating efficiency by consolidating portions of the Company's operations and is expected to continue through 2003. The project consists primarily of reducing staff in the home office and terminating certain operations outside the home office.

  Since the inception of the project, approximately 1,100 employees have been terminated. As of June 30, 2002 and December 31, 2001, the liability for employee termination costs, included in other liabilities was $14.9 million and $18.0 million, respectively. Employee termination costs net of related curtailment pension and other post employment benefit related gains are included in other operating costs and expenses and were $1.8 million and $7.0 million for the three month period ended June 30, 2002 and 2001 and $6.8 million and $30.6 million for six month periods ended June 30, 2002 and 2001, respectively. Benefits paid since the inception of the project are $82.8 million.

 Cumulative Effect of Accounting Changes

  During the first quarter of 2001, the Company changed the method of accounting for the recognition of deferred gains and losses considered in the calculation of the annual expense for its employee pension plan under Statement of Financial Accounting Standards (SFAS) No. 87, "Employers' Accounting for Pensions," and for its postretirement health and welfare plans under SFAS No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions." The Company changed the method of recognizing gains and losses from deferral within a 10% corridor and amortization of gains (losses) outside this corridor over the future working careers of the participants to a deferral within a 5% corridor and amortization of gains and losses outside this corridor over the future working careers of the participants. The new method is preferable because in the Company's situation, it produces results that respond more quickly to changes in the market value of the plan assets while providing some measure to mitigate the impact of extreme short term swings in those markets values. As a result, the Company recorded a credit of $18.6 million (net of tax of $9.9 million), related to its employee benefit pension plans, and a credit of $4.7 million (net of tax of $2.6 million), related to its postretirement health and welfare plans. The total credit recorded as a cumulative effect of an accounting change was $23.3 million (net of tax of $12.5 million).

  On January 1, 2001, the Company adopted SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities", as amended by SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities, an amendment of FASB Statement 133". The adoption of SFAS No. 133, as amended, resulted in a charge to operations accounted for as a cumulative effect of accounting change of $16.1 million (net of tax benefit of $8.3 million) as of January 1, 2001. In addition, as of January 1, 2001, a $227.6 million (net of tax of $122.6 million) cumulative effect of accounting change was recorded in accumulated other comprehensive income for (1) the transition adjustment in the adoption of SFAS No. 133, as amended, an increase of $40.5 million (net of tax of $21.8 million), and (2) the reclassification of $12.1 billion in securities from the held-to-maturity category to the available-for-sale category, an increase of $187.1 million (net of tax of $100.8 million).

                       JOHN HANCOCK LIFE INSURANCE COMPANY

 Recent Accounting Pronouncements

  On January 1, 2002, the Company adopted SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS No. 142 requires that goodwill and other intangible assets deemed to have indefinite lives no longer be amortized to earnings, but instead be reviewed at least annually for impairment. Intangible assets with definite lives will continue to be amortized over their useful lives. The Company has performed the required impairment tests of goodwill as of January 1, 2002 based on the guidance in SFAS No. 142. The Company evaluated the goodwill of each reporting unit for impairment using valuations of reporting units based on earnings and book value multiples and by reference to similar multiples of publicly traded peers. No goodwill impairments resulted from these required impairment tests.

  In December 2000, the American Institute of Certified Public Accountants (AICPA) issued Statement of Position (SOP) 00-3, "Accounting by Insurance Enterprises for Demutualizations and Formations of Mutual Insurance Holding Companies and Certain Long-Duration Participating Contracts." The SOP details accounting requirements for the demutualization of mutual insurance companies. The SOP required demutualized insurance companies to standardize the presentation of demutualization expenses and presentation of the closed block in their financial statements. The adoption of SOP 00-3 also resulted in the recognition of a policyholder dividend obligation, which represents cumulative actual closed block earnings in excess of expected periodic amounts calculated at the date of the demutualization. Adoption of SOP 00-3 resulted in an increase of net income of $2.4 million and $2.5 million for the three month and six month periods ended June 30, 2001, respectively. Previously reported net income for the three month period ended June 30, 2001 included mortality and lapse experience that was better than expected at the date of demutualization, offset by lower than expected net investment income and lower net realized investment and other gains (losses). Previously reported net income for the six month period ended June 30, 2001 included better than expected net investment income and mortality and lapse experience, offset by lower net realized investment and other gains (losses).

NOTE 2. RELATED PARTY TRANSACTIONS

  Certain directors of the Company are members or directors of other entities that periodically perform services for or have other transactions with Company. Such transactions are either subject to bidding procedures or are otherwise entered into on terms comparable to those that would be available to unrelated third parties and are not material to the Company's results of operations or financial condition.

  The Company provides JHFS, with personnel, property, and facilities in carrying out certain of its corporate functions. The Company annually determines a fee (the parent company service fee) for these services and facilities based on a number of criteria, which are periodically revised to reflect continuing changes in the Company's operations. The parent company service fee is included in other operating costs and expenses within the Company's income statements. The Company charged JHFS a service fee of $5.0 million and $11.1 million for the three month periods ended June 30, 2002 and 2001, respectively and $11.8 million and $16.7 million for the six month periods ended June 30, 2002 and 2001, respectively. As of June 30, 2002, JHFS was current in its payment to the Company, related to these services.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

  During the six month period ended June 30, 2002, the Company purchased $100.0 million of corporate owned life insurance from an affiliate and wholly owned subsidiary of JHFS, John Hancock Insurance Company of Vermont (JHIC of Vermont), to provide insurance coverage on key management employees. The death benefit on this COLI product would cover the cost of replacing these employees, including recruiting, training, and development. There were no such purchases for the three months ended June 30, 2001.

  The Company has reinsured certain portions of its long term care insurance and group pension businesses with John Hancock Reassurance Company, Ltd. of Bermuda (JHReCo), an affiliate and wholly owned subsidiary of JHFS. The Company entered into these reinsurance contracts in order to facilitate its capital management process. These reinsurance contracts are primarily written on a funds withheld basis where the related financial assets remain invested at the Company. As a result, the Company recorded a liability for coinsurance amounts withheld from JHReCo of $1,465.5 million and $1,158.9 million at June 30, 2002 and December 31, 2001, respectively, which are included with other liabilities in the consolidated balance sheets. Included in other reinsurance recoverables on the consolidated balance sheets are $1,851.5 million and $1,504.6 million at June 30, 2002 and December 31, 2001, respectively, due from JHReCo. Premiums ceded to JHReCo were $264.3 million and $96.8 million for the three month periods ended June 30, 2002 and 2001, respectively and $375.1 million and $554.8 million for the six month periods ended June 30, 2002 and 2001, respectively.

  In the first quarter of 2002, the Company began reinsuring certain portions of its group pension businesses with JHIC of Vermont. The Company entered into this reinsurance contract in order to facilitate its capital management process. This reinsurance contracts is primarily written on a funds withheld basis where the related financial assets remain invested at the Company. As a result, the Company recorded a liability for coinsurance amounts withheld from JHIC of Vermont of $0.5 million at June 30, 2002, which is included with other liabilities in the consolidated balance sheets. At June 30, 2002, the Company had not recorded any reinsurance recoverable from JHIC of Vermont. the reinsurance recoverable, from JHIC of Vermont, is typically recorded with other reinsurance recoverables on the consolidated balance sheet. Premiums ceded by the Company to JHIC of Vermont were $0.3 million and $0.4 million for the three and six month periods ended June 30, 2002, respectively.

NOTE 3. SEGMENT INFORMATION

  The Company operates in the following five business segments: two segments primarily serve retail customers, two segments serve institutional customers and our fifth segment is the Corporate and Other Segment, which includes our international operations. Our retail segments are the Protection Segment and the Asset Gathering Segment. Our institutional segments are the Guaranteed and Structured Financial Products Segment (G&SFP) and the Investment Management Segment. For additional information about the Company's business segments please refer to the Company's 2001 Form 10-K.

  The following table summarizes selected financial information by segment for the periods and dates indicated and reconciles segment revenues and segment after-tax operating income to amounts reported in the unaudited consolidated statements of income. Included in the Protection Segment for all periods presented are the assets, liabilities, revenues and expenses of the closed block. For additional information on the closed block, see Note 5--Closed Block in the notes to the unaudited consolidated financial statements and the related footnote in the Company's 2001 Form 10-K.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

  Amounts reported as segment adjustments in the tables below primarily relate to: (i) certain net realized investment and other gains (losses), net of related amortization adjustment for deferred policy acquisition costs, amounts credited to participating pension contractholder accounts and policyholder dividend obligation (the adjustment for net realized investment and other gains (losses) excludes gains and losses from mortgage securitizations because management views the related gains and losses as an integral part of the core business of those operations); (ii) benefits to policyholders and expenses incurred relating to the settlement of a class action lawsuit against the Company involving a dispute regarding disclosure of costs on various modes of life insurance policy premium payment; (iii) restructuring costs related to reducing staff in the home office and terminating certain operations outside the home office and (iv) cumulative effect of accounting changes.


                                      ASSET                 INVESTMENT  CORPORATE
                        PROTECTION  GATHERING     G&SFP     MANAGEMENT  AND OTHER   CONSOLIDATED
                        ----------  ----------  ----------  ----------  ---------  --------------
                                                     (IN MILLIONS)
AS OF OR FOR THE THREE
 MONTHS ENDED JUNE 30, 2002
REVENUES:
 Revenues from
  external customers .  $   473.5   $   142.1   $    18.0   $   22.9    $  180.2     $   836.7
 Net investment income      326.0       140.5       428.7        3.6       (10.0)        888.8
 Inter-segment
  revenues. . . . . .          --          --          --        6.8        (6.8)           --
                        ---------   ---------   ---------   --------    --------     ---------
 Segment revenues . .       799.5       282.6       446.7       33.3       163.4       1,725.5
 Net realized
  investment and other
  gains (losses). . .       (28.3)      (20.7)      (86.7)       0.6         7.9        (127.2)
                        ---------   ---------   ---------   --------    --------     ---------
 Revenues . . . . . .   $   771.2   $   261.9   $   360.0   $   33.9    $  171.3     $ 1,598.3
                        =========   =========   =========   ========    ========     =========
NET INCOME:
 Segment after-tax
  operating income. .   $    78.7   $    40.6   $    72.1   $    7.4    $    5.2     $   204.0
 Net realized
  investment and other
  gains (losses). . .       (18.4)      (13.2)      (55.9)       0.5         4.9         (82.1)
 Class action lawsuit       (18.7)         --          --         --        (0.8)        (19.5)
 Restructuring charges       (0.9)       (0.5)       (0.2)      (0.2)        1.0          (0.8)
                        ---------   ---------   ---------   --------    --------     ---------
 Net income . . . . .   $    40.7   $    26.9   $    16.0   $    7.7    $   10.3     $   101.6
                        =========   =========   =========   ========    ========     =========
SUPPLEMENTAL
 INFORMATION:
 Equity in net income
  of investees accounted
  for by the equity
  method. . . . . . .   $     5.3   $     2.4   $    11.4   $    0.2    $    0.4     $    19.7
 Amortization of
  deferred policy
  acquisition costs,
  excluding amounts
  related to net
  realized investment
  and other gains . .        35.3        28.8         0.7         --          --          64.8
 Segment assets . . .   $29,743.1   $15,294.0   $33,463.7   $2,089.8    $2,567.9     $83,158.5

                       JOHN HANCOCK LIFE INSURANCE COMPANY


                                      ASSET                 INVESTMENT  CORPORATE
                        PROTECTION  GATHERING     G&SFP     MANAGEMENT  AND OTHER   CONSOLIDATED
                        ----------  ----------  ----------  ----------  ---------  --------------
                                                     (IN MILLIONS)
AS OF OR FOR THE THREE
 MONTHS ENDED JUNE 30, 2001
REVENUES:
 Revenues from
  external customers.   $   429.1   $   172.1   $    21.3   $   20.6    $  183.5     $   826.6
 Net investment income      309.0       122.8       464.4        3.7        14.0         913.9
 Inter-segment
  revenues. . . . . .          --          --          --        6.6        (6.6)           --
                        ---------   ---------   ---------   --------    --------     ---------
 Segment revenues . .       738.1       294.9       485.7       30.9       190.9       1,740.5
 Net realized
  investment and other
  gains (losses). . .       (24.0)      (18.1)       (9.1)      (0.1)       38.8         (12.5)
                        ---------   ---------   ---------   --------    --------     ---------
 Revenues . . . . . .   $   714.1   $   276.8   $   476.6   $   30.8    $  229.7     $ 1,728.0
                        =========   =========   =========   ========    ========     =========
 NET INCOME:
 Segment after-tax
  operating income. .   $    76.8   $    37.4   $    58.9   $    4.6    $   17.9     $   195.6
 Net realized
  investment and other
  gains (losses). . .       (15.2)      (11.2)       (6.2)        --        23.3          (9.3)
 Restructuring charges       (1.6)       (1.9)       (0.6)      (0.1)       (0.1)         (4.3)
                        ---------   ---------   ---------   --------    --------     ---------
 Net income . . . . .   $    60.0   $    24.3   $    52.1   $    4.5    $   41.1     $   182.0
                        =========   =========   =========   ========    ========     =========
SUPPLEMENTAL
 INFORMATION:
 Equity in net income
  of investees
  accounted for by the
  equity method . . .   $     2.5   $     2.8   $     4.7   $    0.4    $   15.7     $    26.1
 Amortization of
  deferred policy
  acquisition costs,
  excluding amounts
  related to net
  realized investment
  and other gains . .        37.9        13.6         0.9         --         0.6          53.0
 Segment assets . . .   $27,809.8   $14,306.0   $32,160.1   $2,961.6    $2,860.5     $80,098.0

                       JOHN HANCOCK LIFE INSURANCE COMPANY


                                      ASSET                 INVESTMENT  CORPORATE
                        PROTECTION  GATHERING     G&SFP     MANAGEMENT  AND OTHER   CONSOLIDATED
                        ----------  ----------  ----------  ----------  ---------  --------------
                                                     (IN MILLIONS)
AS OF OR FOR THE SIX
 MONTHS ENDED JUNE 30, 2002
REVENUES:
 Revenues from
  external customers.   $   935.7   $   287.4   $    31.1   $   39.8    $  345.5     $ 1,639.5
 Net investment income      646.4       271.0       848.2        7.6         3.3       1,776.5
 Inter-segment
  revenues. . . . . .          --          --          --       16.5       (16.5)           --
                        ---------   ---------   ---------   --------    --------     ---------
 Segment revenues . .     1,582.1       558.4       879.3       63.9       332.3       3,416.0
 Net realized
  investment and other
  gains (losses). . .       (57.2)      (44.4)     (108.2)       0.6        (3.3)       (212.5)
                        ---------   ---------   ---------   --------    --------     ---------
 Revenues . . . . . .   $ 1,524.9   $   514.0   $   771.1   $   64.5    $  329.0     $ 3,203.5
                        =========   =========   =========   ========    ========     =========
NET INCOME:
 Segment after-tax
  operating income. .   $   149.5        80.6       136.2       12.3        14.7         393.3
 Net realized
  investment and other
  gains (losses). . .       (36.9)      (28.0)      (69.4)       0.5        (2.2)       (136.0)
 Class action lawsuit       (18.7)         --          --         --        (0.8)        (19.5)
 Restructuring charges       (4.1)       (1.9)       (0.5)      (0.2)        2.3          (4.4)
                        ---------   ---------   ---------   --------    --------     ---------
 Net income . . . . .   $    89.8   $    50.7   $    66.3   $   12.6    $   14.0     $   233.4
                        =========   =========   =========   ========    ========     =========
SUPPLEMENTAL
 INFORMATION:
 Equity in net income
  of investees
  accounted for by the
  equity method . . .   $     9.5   $     5.1   $    18.8   $    0.1    $   11.4     $    44.9
 Amortization of
  deferred policy
  acquisition costs,
  excluding amounts
  related to net
  realized investment
  and other gains
  (losses). . . . . .        71.1        50.4         1.1         --        (0.1)        122.5
 Segment assets . . .   $29,743.1   $15,294.0   $33,463.7   $2,089.8    $2,567.9     $83,185.5

                       JOHN HANCOCK LIFE INSURANCE COMPANY


                                      ASSET                 INVESTMENT  CORPORATE
                        PROTECTION  GATHERING     G&SFP     MANAGEMENT  AND OTHER   CONSOLIDATED
                        ----------  ----------  ----------  ----------  ---------  --------------
                                                     (IN MILLIONS)
AS OF OR FOR THE SIX
 MONTHS ENDED JUNE 30, 2001
REVENUES:
 Revenues from
  external customers.   $   846.0   $   341.2   $    57.2   $   42.6    $  293.5     $ 1,580.5
 Net investment income      622.3       242.6       931.2        9.2        26.6       1,831.9
 Inter-segment
  revenues. . . . . .          --          --          --       14.7       (14.7)           --
                        ---------   ---------   ---------   --------    --------     ---------
 Segment revenues . .     1,468.3       583.8       988.4       66.5       305.4       3,412.4
 Net realized
  investment and other
  gains (losses). . .       (33.9)      (11.2)      (23.5)      (0.1)       28.6         (40.1)
                        ---------   ---------   ---------   --------    --------     ---------
 Revenues . . . . . .   $ 1,434.4   $   572.6   $   964.9   $   66.4    $  334.0     $ 3,372.3
                        =========   =========   =========   ========    ========     =========
NET INCOME:
 Segment after-tax
  operating income. .   $   145.1   $    68.9   $   117.3   $   10.0    $   25.7     $   367.0
 Net realized
  investment and other
  gains (losses). . .       (20.7)       (6.6)      (14.4)      (0.1)       17.4         (24.4)
 Restructuring charges       (2.8)      (15.1)       (0.7)      (0.5)       (0.2)        (19.3)
 Cumulative effect of
  accounting changes,
  net of tax. . . . .        11.7        (0.5)       (1.2)      (0.2)       (2.6)          7.2
                        ---------   ---------   ---------   --------    --------     ---------
 Net income . . . . .   $   133.3   $    46.7   $   101.0   $    9.2    $   40.3     $   330.5
                        =========   =========   =========   ========    ========     =========
SUPPLEMENTAL INFORMATION:
 Equity in net income
  of investees accounted
  for by the equity
  method. . . . . . .   $     4.8   $     3.9   $     8.1   $    0.4    $   28.3     $    45.5
 Amortization of
  deferred policy
  acquisition costs,
  excluding amounts
  related to net
  realized investment
  and other gains . .        88.4        37.0         1.5         --         0.1         127.0
 Segment assets . . .   $27,809.8   $14,306.0   $32,160.1   $2,961.6    $2,860.5     $80,098.0

                       JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 4. CONTINGENCIES AND OTHER MATTERS

 Class Action

  During 1997, the Company entered into a court-approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, the Company specifically denied any wrongdoing. The total reserve held in connection with the settlement to provide for relief to class members and for legal and administrative costs associated with the settlement amounted to $25.4 million and $52.7 million at June 30, 2002 and December 31, 2001, respectively. There were no costs related to the settlement incurred for the three and six months ended June 30, 2002 or 2001. An adjustment of $19.5 million, after-tax, was recorded to the settlement reserve in the fourth quarter of 2001. The estimated reserve is based on a number of factors, including the estimated cost per claim and the estimated costs to administer the claims.

  During 1996, management determined that it was probable that a settlement would occur and that a minimum loss amount could be reasonably estimated. Accordingly, the Company recorded its best estimate based on the information available at the time. The terms of the settlement agreement were negotiated throughout 1997 and approved by the court on December 31, 1997. In accordance with the terms of the settlement agreement, the Company contacted class members during 1998 to determine the actual type of relief to be sought by class members. The majority of the responses from class members were received by the fourth quarter of 1998. The type of relief sought by class members differed from the Company's initial estimates. In 1999, the Company updated its estimate of the cost of claims subject to alternative dispute resolution (ADR) relief and revised its reserve estimate accordingly. The reserve estimate was further evaluated quarterly, and was adjusted in the fourth quarter of 2001. The adjustment to the reserve in the fourth quarter of 2001 was the result of the Company being able to better estimate the cost of settling the remaining claims, which on average tend to be larger, more complicated claims. The better estimate comes from experience with actual settlements on similar claims.

  Administration of the ADR component of the settlement continues to date. Although some uncertainty remains as to the cost of claims in the final phase (i.e., arbitration) of the ADR process, it is expected that the final cost of the settlement will not differ materially from the amounts presently provided for by the Company.

 Harris Trust

  Since 1983, the Company has been involved in complex litigation known as Harris Trust and Savings Bank, as Trustee of Sperry Master Retirement Trust No. 2 v. John Hancock Mutual Life Insurance Company (S.D.N.Y. Civ. 83-5491). After successive appeals to the Second Circuit and to the U.S. Supreme Court, the case was remanded to the District Court and tried by a Federal District Court judge in 1997. The judge issued an opinion in November 2000.

  In that opinion the Court found against the Company and awarded the Trust approximately $13.8 million in relation to this claim together with unspecified additional pre-judgment interest on this amount from October 1988. The Court also found against the Company on issues of liability valuation and ERISA law. Damages in the amount of approximately $5.7 million, together with unspecified pre-judgment interest from December 1996, were awarded on these issues. As part of the relief, the judge ordered the removal of Hancock as a fiduciary to the plan. On April 11, 2001, the Court entered a judgment against the Company for approximately $84.9 million, which includes damages to the plaintiff, pre-judgment interest, attorney's fees and other costs.

  The Company believes that the underlying case was incorrectly decided and there are promising grounds for challenging the District Court's decision. Therefore, on May 14, 2001 the Company filed an appeal and believes that it is probable that the Appeals Court will reverse the lower court's decision. On April 29, 2002, the Appeals Court heard oral arguments from the parties in the case. Notwithstanding what the Company believes to be the merits of its position in this case, if unsuccessful, its ultimate liability, including fees, costs and interest could have a material adverse impact on net income. However, the Company does not believe that any such liability would be material in relation to its financial position or liquidity.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

 Reinsurance Recoverable

  On February 28, 1997, the Company sold a major portion of its group insurance business to UNICARE Life & Health Insurance Company (UNICARE), a wholly owned subsidiary of WellPoint Health Networks, Inc. The business sold included the Company's group accident and health business and related group life business and Cost Care, Inc., Hancock Association Services Group and Tri-State, Inc., all of which were indirect wholly owned subsidiaries of the Company. The Company retained its long-term care operations. The insurance business sold was transferred to UNICARE through a 100% coinsurance agreement. The Company remains liable to its policyholders to the extent that UNICARE does not meet its contractual obligations under the coinsurance agreement.

  Through the Company's group health insurance operations, the Company entered into a number of reinsurance arrangements in respect of personal accident insurance and the occupational accident component of workers compensation insurance, a portion of which was originated through a pool managed by Unicover Managers, Inc. Under these arrangements, the Company both assumed risks as a reinsurer, and also passed 95% of these risks on to other companies. This business had originally been reinsured by a number of different companies, and has become the subject of widespread disputes. The disputes concern the placement of the business with reinsurers and recovery of the reinsurance. The Company is engaged in disputes, including a number of legal proceedings, in respect of this business. The risk to the Company is that other companies that reinsured the business from the Company may seek to avoid their reinsurance obligations. However, the Company believes that it has a reasonable legal position in this matter. During the fourth quarter of 1999 and early 2000, the Company received additional information about its exposure to losses under the various reinsurance programs. As a result of this additional information and in connection with global settlement discussions initiated in late 1999 with other parties involved in the reinsurance programs, during the fourth quarter of 1999 the Company recognized a charge for uncollectible reinsurance of $133.7 million, after tax, as its best estimate of its remaining loss exposure. The Company believes that any exposure to loss from this issue, in addition to amounts already provided for as of June 30, 2002, would not be material.

  Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurers.

 Other Matters

  On July 19, 2002, the Company announced it had entered into a class action lawsuit settlement agreement involving policyholders who paid premiums on a monthly, quarterly or semiannual basis, rather than annually. The class action lawsuit, known as the "Modal Premium" action, was filed in a New Mexico state court and is applicable to all United States policyholders in the class. As a result of the settlement, the Company has established a $30.0 million reserve as of June 30, 2002 to provide for relief to class members and for legal and administrative costs associated with the settlement. In entering into the settlement, the Company specifically denied any wrongdoing. Although some uncertainty remains as to the entire cost of claims, it is expected that the final cost of the settlement will not differ materially from the amounts presently provided for by the Company.

  In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of June 30, 2002. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 5. CLOSED BLOCK

  In connection with the Company's plan of reorganization for its demutualization and initial public offering, the Company created a closed block for the benefit of policies included therein. Additional information regarding the creation of the closed block and relevant accounting issues is contained in the notes to consolidated financial statements of the Company's December 31, 2001 Form 10-K. The following table sets forth certain summarized financial information relating to the closed block as of the dates indicated.


                                                     JUNE 30,
                                                       2002       DECEMBER 31,
                                                    (UNAUDITED)       2001
                                                    -----------  --------------
                                                          (IN MILLIONS)
LIABILITIES
Future policy benefits. . . . . . . . . . . . . .   $10,328.7      $10,198.7
Policyholder dividend obligation. . . . . . . . .       229.0          251.2
Policyholders' funds. . . . . . . . . . . . . . .     1,483.8        1,460.9
Policyholder dividends payable. . . . . . . . . .       440.0          433.4
Other closed block liabilities. . . . . . . . . .       103.6           53.7
                                                    ---------      ---------
  Total closed block liabilities. . . . . . . . .    12,585.1       12,397.9
                                                    =========      =========

ASSETS
Investments
Fixed maturities:
 Held-to-maturity--at amortized cost
  (fair value: June 30--$100.1; December
  31--$100.7) . . . . . . . . . . . . . . . . . .        95.2          103.3
 Available-for-sale--at fair value
  (cost: June 30--$5,470.1; December 31--$5,204.0)    5,622.8        5,320.7
Equity securities:
 Available-for-sale--at fair value
  (cost: June 30--$8.5; December 31--$8.8). . . .        11.7           13.4
Mortgage loans on real estate . . . . . . . . . .     1,839.0        1,837.0
Policy loans. . . . . . . . . . . . . . . . . . .     1,551.5        1,551.9
Other invested assets . . . . . . . . . . . . . .       133.4           83.1
                                                    ---------      ---------
  Total investments . . . . . . . . . . . . . . .     9,253.6        8,909.4

Cash and cash equivalents . . . . . . . . . . . .        53.5          192.1
Accrued investment income . . . . . . . . . . . .       163.2          158.9
Other closed block assets . . . . . . . . . . . .       328.7          297.5
                                                    ---------      ---------
  Total closed block assets . . . . . . . . . . .     9,799.0        9,557.9
                                                    =========      =========

Excess of reported closed block liabilities over
 asset designated to the closed block . . . . . .     2,786.1        2,840.0
                                                    ---------      ---------
Portion of above representing other comprehensive
 income:
 Unrealized appreciation (depreciation), net of
  tax of $52.9 million and $43.3 million at June
  30 and December 31, respectively. . . . . . . .        98.1           80.1
 Allocated to the policyholder dividend
  obligation, net of tax of $57.5 million and
  $50.8 million at June 30 and December 31,
  respectively. . . . . . . . . . . . . . . . . .      (106.9)         (94.4)
                                                    ---------      ---------
  Total . . . . . . . . . . . . . . . . . . . . .        (8.8)         (14.3)
                                                    ---------      ---------
Maximum future earnings to be recognized from
 closed block assets
 and liabilities. . . . . . . . . . . . . . . . .   $ 2,777.3      $ 2,825.7
                                                    =========      =========

                       JOHN HANCOCK LIFE INSURANCE COMPANY


                                                     JUNE 30,
                                                       2002       DECEMBER 31,
                                                    (UNAUDITED)       2001
                                                    -----------  --------------
                                                          (IN MILLIONS)
Change in the policyholder dividend obligation:
 Balance at beginning of period . . . . . . . . .     $251.2         $ 77.0
  Impact on net income before income taxes. . . .      (41.4)          42.5
  Unrealized investment gains (losses). . . . . .       19.2           67.1
  Cumulative effect of change in accounting
   principle (1). . . . . . . . . . . . . . . . .         --           64.6
                                                      ------         ------
 Balance at end of period . . . . . . . . . . . .     $229.0         $251.2
                                                      ======         ======

---------
(1) The cumulative effect of change in accounting principle represents the impact of transferring fixed maturities from held-to-maturity to available-for-sale as part of the adoption of SFAS No. 133 effective January 1, 2001.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

  The following table sets forth certain summarized financial information relating to the closed block for the period indicated:

                                      THREE MONTHS ENDED    SIX MONTHS ENDED
                                           JUNE 30,             JUNE 30,
                                     --------------------  --------------------
                                       2002       2001       2002       2001
                                     ---------  ---------  --------  ----------
                                                  (IN MILLIONS)
REVENUES
 Premiums. . . . . . . . . . . . .    $231.6     $211.7    $468.0     $445.3
 Net investment income . . . . . .     166.7      163.4     333.2      332.4
 Net realized investment and other
  gains (losses), net of amounts
  credited to the policyholder
  dividend obligation of $3.8
  million and $(10.8) million
  for the three months ended June
  30, 2002 and 2001, respectively
  and $(2.6) million and $(7.8)
  million for the six months
  ended June 30, 2002 and 2001,
  respectively . . . . . . . . . .      (1.5)      (1.5)     (2.7)      (2.9)
 Other closed block revenues . . .        --         --        --        0.3
                                      ------     ------    ------     ------
  Total closed block revenues. . .     396.8      373.6     798.5      775.1
BENEFITS AND EXPENSES
 Benefits to policyholders . . . .     251.1      215.1     509.5      468.7
 Change in the policyholder
  dividend obligation  . . . . . .     (17.7)       3.3     (35.7)       5.0
 Other closed block operating costs
  and expenses . . . . . . . . . .      (0.7)      (1.6)     (2.2)      (3.9)
 Dividends to policyholders. . . .     127.5      118.3     253.5      228.1
                                      ------     ------    ------     ------
  Total benefits and expenses. . .     360.2      335.1     725.1      697.9
                                      ------     ------    ------     ------
 Closed block revenues, net of
  closed block benefits and expenses,
  before income taxes and cumulative
  effect of accounting change. . .      36.6       38.5      73.4       77.2
 Income taxes, net of amounts
  credited to the policyholder
  dividend obligation of $(0.1)
  million and $(0.1) million for the
  three months ended June 30, 2002
  and 2001, respectively and $(3.1)
  million and $(1.2) million for
  the six months ended June 30,
  2002 and 2001, respectively. . .      12.5       13.1      25.0       26.2
                                      ------     ------    ------     ------
 Closed block revenues, net of
  closed block benefits and
  expenses, income taxes before the
  cumulative effect of accounting
  change . . . . . . . . . . . . .      24.1       25.4      48.4       51.0
 Cumulative effect of accounting
  change, net of tax, and net of
  amounts credited to policyholder
  dividend obligation of $(1.4)
  million for the six months ended
  June 30, 2001 (1). . . . . . . .        --         --        --         --
                                      ------     ------    ------     ------
 Closed block revenues, net of
  closed block benefits and
  expenses, income taxes and the
  cumulative effect of accounting
  change . . . . . . . . . . . . .    $ 24.1     $ 25.4    $ 48.4     $ 51.0
                                      ======     ======    ======     ======

---------
(1) The cumulative effect of change in accounting principle represents the adoption of SFAS No. 133, effective January 1, 2001.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 6. GOODWILL AND VALUE OF BUSINESS ACQUIRED

  The Company recognizes two purchased intangible assets, goodwill and value of business acquired. The excess of the cost over the fair value of identifiable assets acquired in business combinations is recorded as goodwill. The present value of estimated future profits of insurance policies in force related to businesses acquired is recorded as the value of business acquired (VOBA).

  The following tables set forth certain summarized financial information relating to goodwill and VOBA as of the dates and periods indicated.


                                          GROSS      ACCUMULATED        NET
                                         CARRYING  AMORTIZATION AND   CARRYING
                                          AMOUNT    OTHER CHANGES      AMOUNT
                                         --------  ----------------  ----------
JUNE 30, 2002                                       (IN MILLIONS)
Unamortizable intangible assets:
 Goodwill. . . . . . . . . . . . . . .   $166.7        $(58.1)         $108.6
Amortizable intangible assets:
 VOBA. . . . . . . . . . . . . . . . .   $ 97.4        $(22.5)         $ 74.9
JUNE 30, 2001
Unamortizable intangible assets:
 Goodwill. . . . . . . . . . . . . . .   $174.1        $(52.5)         $121.6
Amortizable intangible assets:
 VOBA. . . . . . . . . . . . . . . . .   $ 97.4        $(19.6)         $ 77.8





                                      THREE MONTHS ENDED    SIX MONTHS ENDED
AMORTIZATION EXPENSE                       JUNE 30,             JUNE 30,
                                     --------------------  -------------------
                                       2002       2001       2002      2001
                                     ---------  ---------  --------  ---------
Goodwill, net of tax of $0.9
 million and $1.8 million for the
 three and six month periods ended
 June 30, 2001, respectively . . .       --       $1.9         --       $3.9
VOBA, net of tax of $0.2 million
 and $0.2 million for the three
 month periods ended June 30, 2002
 and 2001, respectively, and
 $0.5 million and $0.4 million for
 the six month periods ended
 June 30, 2002 and 2001,
 respectively . . . . . . . . . .      $0.5       $0.5       $0.9       $0.7

                       JOHN HANCOCK LIFE INSURANCE COMPANY


ESTIMATED FUTURE AMORTIZATION EXPENSE FOR THE YEARS ENDED   TAX EFFECT   NET EXPENSE
DECEMBER 31,                                                ----------  -------------
                                                                 (IN MILLIONS)
2002. . . . . . . . . . . . . . . . . . . . . . . . . . .      $1.1         $2.0
2003. . . . . . . . . . . . . . . . . . . . . . . . . . .      $1.4         $2.6
2004. . . . . . . . . . . . . . . . . . . . . . . . . . .      $1.5         $2.7
2005. . . . . . . . . . . . . . . . . . . . . . . . . . .      $1.6         $2.9
2006. . . . . . . . . . . . . . . . . . . . . . . . . . .      $1.6         $3.0
2007. . . . . . . . . . . . . . . . . . . . . . . . . . .      $1.6         $2.9

  The changes in the carrying value of goodwill, presented for each business segment and in total, for the periods indicated, are as follows:


                                      ASSET           INVESTMENT  CORPORATE
                        PROTECTION  GATHERING  G&SFP  MANAGEMENT  AND OTHER   CONSOLIDATED
                        ----------  ---------  -----  ----------  ---------  --------------
                                                  (IN MILLIONS)
Goodwill balance at
 April 1, 2002. . . .     $66.2      $42.1       --     $ 0.4         --        $108.7
Changes to goodwill:
 Adjustment (1) . . .      (0.1)        --       --        --         --          (0.1)
                          -----      -----     ----     -----       ----        ------
Goodwill balance at
 June 30, 2002. . . .     $66.1      $42.1              $ 0.4         --        $108.6
                          =====      =====     ====     =====       ====        ======

---------
(1) Purchase price negotiations with Fortis, Inc. were concluded during the first quarter of 2002, resulting in an adjustment to the goodwill related to the Company's 1999 acquisition of Fortis' long term care insurance business. Legal fees associated with these negotiations were finalized in the second quarter of 2002, resulting in a further adjustment to goodwill of $(0.1) million.


                                      ASSET           INVESTMENT  CORPORATE
                        PROTECTION  GATHERING  G&SFP  MANAGEMENT  AND OTHER   CONSOLIDATED
                        ----------  ---------  -----  ----------  ---------  --------------
                                                  (IN MILLIONS)
Goodwill balance at
 January 1, 2002. . .     $73.5      $42.1       --     $0.4          --        $116.0
Changes to goodwill:
 Adjustment (1) . . .      (7.4)        --       --       --          --          (7.4)
                          -----      -----     ----     ----        ----        ------
Goodwill balance at
 June 30, 2002. . . .     $66.1      $42.1              $0.4          --        $108.6
                          =====      =====     ====     ====        ====        ======

---------
(1) Purchase price negotiations with Fortis, Inc. were concluded during the first quarter of 2002, resulting in an adjustment of $(7.3) million to the goodwill related to the Company's 1999 acquisition of Fortis' long term care insurance business. Legal fees associated with these negotiations were finalized in the second quarter of 2002, resulting in a further adjustment to goodwill of $(0.1) million

                       JOHN HANCOCK LIFE INSURANCE COMPANY

  The changes in the carrying value of VOBA, presented for each business segment and in total, for the periods indicated, are as follows:


                                      ASSET           INVESTMENT  CORPORATE
                        PROTECTION  GATHERING  G&SFP  MANAGEMENT  AND OTHER   CONSOLIDATED
                        ----------  ---------  -----  ----------  ---------  --------------
                                                  (IN MILLIONS)
VOBA balance at April
 1, 2002. . . . . . .     $76.9         --       --       --          --         $76.9
 Amortization and
  other changes:
 Amortization . . . .      (0.7)        --       --       --          --          (0.7)
 Adjustment to
  unrealized gains on
  securities
  available-for-sale.      (1.3)        --       --       --          --          (1.3)
                          -----       ----     ----     ----        ----         -----
VOBA balance at June
 30, 2002 . . . . . .     $74.9         --       --       --          --         $74.9
                          =====       ====     ====     ====        ====         =====


                                      ASSET           INVESTMENT  CORPORATE
                        PROTECTION  GATHERING  G&SFP  MANAGEMENT  AND OTHER   CONSOLIDATED
                        ----------  ---------  -----  ----------  ---------  --------------
                                                  (IN MILLIONS)
VOBA balance at
 January 1, 2002. . .     $76.2         --       --       --          --         $76.2
 Amortization and
  other changes:
 Amortization . . . .      (1.4)        --       --       --          --          (1.4)
 Adjustment to
  unrealized gains on
  securities
  available-for-sale.       0.1         --       --       --          --           0.1
                          -----       ----     ----     ----        ----         -----
VOBA balance at June
 30, 2002 . . . . . .     $74.9         --       --       --          --         $74.9
                          =====       ====     ====     ====        ====         =====

  The net income of the Company, if the Company had not amortized goodwill prior to the adoption of SFAS No. 142, would have been as follows:


                                      THREE MONTHS ENDED    SIX MONTHS ENDED
                                           JUNE 30,             JUNE 30,
                                     -------------------   -------------------
                                       2002       2001       2002       2001
                                     ---------  ---------  --------  ---------
                                                  (IN MILLIONS)
Net income:
 As reported . . . . . . . . . . .    $101.6     $182.0     $233.4     $330.5
 Goodwill amortization, net of tax        --        1.9         --        3.9
                                      ------     ------     ------     ------
 Pro forma (unaudited) . . . . . .    $101.6     $183.9     $233.4     $334.4
                                      ======     ======     ======     ======

                       JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 7. SUBSEQUENT EVENTS

  On August 11, 2002, US Airways and certain of its subsidiaries filed petitions for reorganization under Chapter 11 of the Bankruptcy Code. John Hancock's fixed maturities securities include notes and collateralized structured financings backed by US Airways or its subsidiaries, and in some cases guaranteed by a guarantor rated AA or better. As of June 30, 2002, these securities were recorded with a carrying value of $287.9 million, net unrealized losses of $14.7 million, and accrued investment income of $6.4 million. A further breakdown is shown below:

  . $139.9 million, with $3.6 million in accrued interest, are senior tranche
    Enhanced Equipment Trust Certificate (EETC) bonds guaranteed by MBIA, GE, or SNECMA, all of which are rated AA or better.

  . $40.1 million, with $1.6 million in accrued interest, are senior tranche
    EETC bonds without a guarantee. These bonds had an original loan-to-value of 40-50% and have a liquidity facility to pay interest for up to 18 months.

  . $85.9 million, with $1.2 million in accrued interest, are Equipment Trust
    Certificate (ETC) bonds that originally had a loan-to-value of 75-80%.

  . $22.0 million, with no accrued interest, is equity in leveraged leases of aircraft.

  With the bankruptcy filing, US Airways has the right to affirm or reject the leases on the aircraft that underlie these investments. For tranches other than the guaranteed EETCs, to the extent that (1) US Airways rejects the leases and
(2) the aircraft are worth less than our loan balance, we will suffer a loss. We do not yet know if US Airways intends to reject the leases underlying our bonds.

                          AUDITED FINANCIAL STATEMENTS

                                      FOR

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors
John Hancock Life Insurance Company

  We have audited the accompanying consolidated balance sheets of John Hancock Life Insurance Company as of December 31, 2001 and 2000, and the related consolidated statements of income, changes in shareholder's equity and comprehensive income, and cash flows for each of the three years in the period ended December 31, 2001. Our audits also included the financial statement schedules. These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Life Insurance Company at December 31, 2001 and 2000, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

  As discussed in Note 1 to the consolidated financial statements, in 2001 the Company changed its method of accounting for its employee pension plan and postretirement health and welfare plans, derivatives and certain long-duration participating contracts.

                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
March 1, 2002

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                          CONSOLIDATED BALANCE SHEETS


                                                              DECEMBER 31
                                                            2001        2000
                                                          ---------  -----------
                                                             (IN MILLIONS)

ASSETS
Investments - Notes 3 and 4
Fixed maturities:
 Held-to-maturity-at amortized cost
 (fair value: 2001-$1,908.2; 2000-$13,965.8)...........   $ 1,923.5   $14,145.1
 Available-for-sale-at fair value
 (cost: 2001-$35,778.0; 2000-$15,822.4)................    36,072.1    15,925.4
Equity securities:
 Available-for-sale-at fair value
 (cost: 2001-$433.1; 2000-$587.6)......................       562.3       846.1
 Trading securities-at fair value
 (cost: 2001-$2.7; 2000-$1.1)..........................         1.4         1.6
Mortgage loans on real estate..........................     9,667.0     9,659.4
Real estate............................................       380.4       447.9
Policy loans...........................................     1,927.0     1,894.9
Short-term investments.................................        78.6       174.9
Other invested assets..................................     1,676.9     1,335.2
                                                          ---------  ----------
  Total Investments....................................    52,289.2    44,430.5


Cash and cash equivalents..............................     1,025.3     2,966.3
Accrued investment income..............................       745.9       699.4
Premiums and accounts receivable.......................       117.2       129.0
Deferred policy acquisition costs......................     3,186.3     3,027.1
Reinsurance recoverable - Note 9.......................     2,464.3     1,905.9
Other assets...........................................     2,298.4     1,946.8
Separate accounts assets...............................    18,998.1    23,307.0
                                                          ---------  ----------
  Total Assets.........................................   $81,124.7   $78,412.0
                                                          =========  ==========



  The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                             DECEMBER 31
                                                         ---------------------
                                                           2001        2000
                                                         ---------  ----------
                                                            (IN MILLIONS)
LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities
Future policy benefits................................   $29,715.0   $26,726.8
Policyholders' funds..................................    20,530.3    18,543.1
Unearned revenue......................................       346.0       323.1
Unpaid claims and claim expense reserves..............       203.8       256.4
Dividends payable to policyholders....................       472.8       453.7
Short-term debt - Note 7..............................       124.6       245.3
Long-term debt - Note 7...............................       618.7       534.0
Income taxes - Note 5.................................       803.9       526.3
Other liabilities.....................................     3,675.5     2,370.7
Separate accounts liabilities.........................    18,998.1    23,307.0
                                                         ---------   ---------
  Total Liabilities...................................    75,488.7    73,286.4
Minority interest - Note 8............................        28.8          --
Commitments and contingencies - Note 11
Shareholder's Equity - Note 12
Common stock, $10,000 par value; 1,000 shares
 authorized and outstanding...........................        10.0        10.0
Additional paid in capital............................     4,763.4     4,764.6
Retained earnings.....................................       608.2       284.3
Accumulated other comprehensive income (loss).........       225.6        66.7
                                                         ---------   ---------
  Total Shareholder's Equity..........................     5,607.2     5,125.6
                                                         ---------   ---------
  Total Liabilities and Shareholder's Equity..........   $81,124.7   $78,412.0
                                                         =========   =========



  The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                       CONSOLIDATED STATEMENTS OF INCOME


                                                  YEARS ENDED DECEMBER 31
                                                 2001       2000       1999
                                               ---------  --------  -----------
                                                       (IN MILLIONS)
REVENUES
Premiums....................................   $2,351.9   $2,390.7   $2,021.4
Universal life and investment-type product
 charges....................................      600.8      591.4      560.9
Net investment income - Note 3..............    3,646.2    3,563.9    3,338.9
Net realized investment and other gains
 (losses), net of related amortization of
 deferred policy acquisition costs, amounts
 credited to participating pension
 contractholders and the policyholder dividend
 obligation ($(4.1), $11.6 and $85.0,
 respectively) - Notes 1, 3 and 13..........     (245.8)      78.3      169.6
Investment management revenues, commissions
 and Other fees.............................      585.1      746.5      672.5
Other revenue (expense).....................      185.8        3.4       (1.3)
                                               --------   --------   --------
 Total revenues.............................    7,124.0    7,374.2    6,762.0
BENEFITS AND EXPENSES
Benefits to policyholders, excluding amounts
 related to net realized
 investment and other gains (losses) credited
 to participating pension contractholders
 and the policyholder dividend obligation
 ($25.3, $21.0, and $35.3, respectively)
 - Notes 1, 3 and 13........................    4,328.1    4,247.4    4,585.4
Other operating costs and expenses..........    1,227.8    1,288.8    1,251.0
Amortization of deferred policy acquisition
 costs, excluding amounts related to net
 realized investment and other gains (losses)
 ($(29.4) $(9.4) and $49.7, respectively) -
 Notes 1, 3 and 13..........................      249.0      187.1      125.0
Dividends to policyholders..................      551.7      539.2      487.3
Demutualization expenses....................         --       10.6       96.2
                                               --------   --------   --------
  Total benefits and expenses...............    6,356.6    6,273.1    6,544.9
                                               --------   --------   --------
Income before income taxes and cumulative
 effect of accounting changes...............      767.4    1,101.1      217.1
Income taxes - Note 5.......................      200.7      308.9       81.5
                                               --------   --------   --------
Income before cumulative effect of accounting
 changes....................................      566.7      792.2      135.6
Cumulative effect of accounting changes, net
 of income tax - Note 1.....................        7.2         --       (9.7)
                                               --------   --------   --------
Net income..................................   $  573.9   $  792.2   $  125.9
                                               ========   ========   ========


  The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

           CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY

                            AND COMPREHENSIVE INCOME


                                                                                            ACCUMULATED
                                                    ADDITIONAL                  OTHER          TOTAL
                                          COMMON     PAID IN     RETAINED   COMPREHENSIVE  SHAREHOLDER'S    OUTSTANDING
                                           STOCK     CAPITAL     EARNINGS   INCOME (LOSS)     EQUITY          SHARES
                                         ---------  ----------  ----------  -------------  -------------   -------------
                                                          (IN MILLIONS, EXCEPT FOR SHARE AMOUNTS)
BALANCE AT JANUARY 1, 1999...........           --         --   $ 4,226.6     $ 281.5        $4,508.1             --
Comprehensive income:
 Net income..........................                               125.9                       125.9
Other comprehensive income,
 net of tax:
 Net unrealized investment gains
  (losses)...........................                                                          (251.4)
 Foreign currency translation
  Adjustment.........................                                                            (1.8)
 Minimum pension liability...........                                                           (22.9)
                                                                                             --------
Comprehensive income.                                                                          (150.2)
                                         ---------   --------   ---------     -------        --------          -----
BALANCE AT DECEMBER 31, 1999.........           --         --     4,352.5         5.4         4,357.9             --
                                         =========   ========   =========     =======        ========          =====

Demutualization transaction..........    $    10.0   $4,722.1    (4,394.4)                      337.7          1,000
Comprehensive income:
 Net income before
  demutualization....................                                41.9                        41.9
 Net income after
  demutualization....................                               750.3                       750.3
                                                                ---------                    --------
  Net income.........................                               792.2                       792.2
Other comprehensive income,
 Net of tax:
 Net unrealized investment gains
  (losses)...........................                                            54.6            54.6
 Foreign currency translation
  Adjustment.........................                                            (1.5)           (1.5)
 Minimum pension liability...........                                             8.2             8.2
                                                                                             --------
Comprehensive income.                                                                           853.5
Capital contributions from parent
 company.............................                    42.5                                    42.5
Dividend paid to parent company......                              (466.0)                     (466.0)
                                         ---------   --------   ---------     -------        --------          -----
BALANCE AT DECEMBER 31, 2000.........         10.0    4,764.6       284.3        66.7         5,125.6          1,000
                                         =========   ========   =========     =======        ========          =====


  The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

           CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY

                      AND COMPREHENSIVE INCOME (CONTINUED)


                                                                             ACCUMULATED
                                                      ADDITIONAL                OTHER          TOTAL
                                             COMMON    PAID IN    RETAINED  COMPREHENSIVE  SHAREHOLDER'S   OUTSTANDING
                                              STOCK    CAPITAL    EARNINGS  INCOME (LOSS)     EQUITY         SHARES
                                             -------- ----------  --------  -------------  -------------  -------------
                                                             (IN MILLIONS, EXCEPT FOR SHARE AMOUNTS)
Balance at December 31, 2000 ............      10.0    4,764.6       284.3       66.7         5,125.6         1,000
Demutualization transactions ............                 (1.2)                                  (1.2)
Comprehensive income:
 Net income .............................                            573.9                      573.9
Other comprehensive income, Net
 of tax:
 Net unrealized investment gains
  (losses)  .............................                                       (81.1)          (81.1)
 Foreign currency translation
  Adjustment ............................                                         1.0             1.0
 Minimum pension liability ..............                                        15.2            15.2
 Cash flow hedges .......................                                        (3.8)           (3.8)
                                                                                             --------
Comprehensive income ....................                                                       505.2
Dividends paid to parent company ........                           (250.0)                    (250.0)
Change in accounting principles .........                                       227.6           227.6
                                            -------   --------    --------    -------        --------         -----
BALANCE AT DECEMBER 31, 2001 ............     $10.0   $4,763.4    $  608.2    $ 225.6        $5,607.2         1,000
                                            =======   ========    ========    =======        ========         =====


  The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS


                                               YEARS ENDED DECEMBER 31
                                            2001        2000          1999
                                         -----------  ----------  -------------
                                                    (IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES:
 Net income...........................   $    573.9   $   792.2    $    125.9
  Adjustments to reconcile net income
   to net cash provided by operating
   activities:
   Amortization of discount-fixed
    maturities........................       (134.0)     (102.9)        (67.9)
   Net realized investment and other
    gains (losses), net...............        245.8       (78.3)       (169.6)
   Change in deferred policy
    acquisition costs.................       (204.0)     (235.4)       (251.3)
   Depreciation and amortization......         72.1        78.8          70.0
   Net cash flows from trading
    securities........................          0.2        (0.1)           --
   Increase in accrued investment
    income............................        (46.5)      (89.8)        (92.6)
   Decrease in premiums and accounts
    receivable........................         11.8         8.4          32.0
   Increase in other assets and other
    liabilities, net..................       (263.5)     (464.5)       (304.4)
   Increase in policy liabilities and
    accruals, net.....................      2,323.7     1,798.1       2,235.1
   Loss on sale of subsidiaries.......           --          --          21.3
   Increase (decrease) in income taxes        195.4       336.7         (31.5)
                                         ----------   ---------    ----------
   Net cash provided by operating
    activities........................      2,774.9     2,043.2       1,567.0
CASH FLOWS FROM INVESTING ACTIVITIES:
 Sales of:
  Fixed maturities held-to-maturity...           --          --          24.3
  Fixed maturities available-for-sale.     16,058.9     4,360.5       9,567.7
  Equity securities available-for-sale        614.6       669.9         149.7
  Real estate.........................         53.8        59.8       1,277.1
  Short-term investments and other
   invested assets....................        113.4        81.5         695.9
 Maturities, prepayments and scheduled
  redemptions of:
  Fixed maturities held-to-maturity...        241.8     1,807.2       1,769.3
  Fixed maturities available-for-sale.      3,051.1     1,476.6       1,800.5
  Equity securities available-for-sale         35.9        13.4            --
  Short-term investments and other
   invested assets....................        168.4       418.8         270.9
  Mortgage loans on real estate.......      1,342.0     1,447.4       1,304.3
 Purchases of:
  Fixed maturities held-to-maturity...        (66.7)   (2,092.4)     (2,688.5)
  Fixed maturities available-for-sale.    (26,321.9)   (6,961.4)    (12,272.9)
  Equity securities available-for-sale       (285.8)     (425.3)       (283.6)
  Real estate.........................        (52.8)      (58.7)       (190.9)
  Short-term investments and other
   invested assets....................       (448.5)     (784.8)       (649.1)
  Mortgage loans on real estate issued     (1,204.5)   (1,499.9)     (2,348.0)
  Net cash (paid) received related to
   acquisition/sale of businesses.....        (28.2)      141.3        (206.5)
  Other, net..........................        177.4       (25.7)        (57.9)
                                         ----------   ---------    ----------
    Net cash used in investing
      activities......................   $ (6,551.1)  $(1,371.8)   $ (1,837.7)


    The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                YEARS ENDED DECEMBER 31
                                             2001        2000         1999
                                           ----------  ----------  ------------
                                                     (IN MILLIONS)
CASH FLOWS FROM FINANCING ACTIVITIES:
 Issuance of common stock...............          --   $    10.0           --
 Contribution from Parent...............          --     1,552.0           --
 Payments to eligible policyholders under
  Plan of Reorganization................          --    (1,076.7)          --
 Dividend paid to parent company........   $  (250.0)     (466.0)          --
 Universal life and investment-type
  contract deposits.....................    10,520.3     7,918.2    $ 8,134.9
 Universal life and investment-type
  contract maturities and withdrawals...    (8,271.8)   (7,034.2)    (7,977.7)
 Issuance of long-term debt.............        81.9        20.0          6.0
 Repayment of long-term debt............       (22.9)      (73.2)       (15.5)
 Net decrease in commercial paper.......      (222.3)     (158.2)       (30.5)
                                           ---------   ---------    ---------
   Net cash provided by financing
    activities..........................     1,835.2       691.9        117.2
                                           ---------   ---------    ---------
   Net (decrease) increase in cash and
    cash equivalents....................    (1,941.0)    1,363.3       (153.5)
   Cash and cash equivalents at
    beginning of year...................     2,966.3     1,603.0      1,756.5
                                           ---------   ---------    ---------
   Cash and cash equivalents at end of
    year................................   $ 1,025.3   $ 2,966.3    $ 1,603.0
                                           =========   =========    =========



   The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 Business

  John Hancock Life Insurance Company, (the Company), formerly known as John Hancock Mutual Life Insurance Company (the Mutual Company) and Subsidiaries, is a diversified financial services organization that provides a broad range of insurance and investment products and investment management and advisory services.

 Basis of Presentation

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

  The accompanying consolidated financial statements include the accounts of the Company and its majority-owned and controlled subsidiaries. All significant intercompany transactions and balances have been eliminated.

  Partnerships, joint venture interests and other equity investments in which the Company does not have a controlling interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets.

  Certain prior year amounts have been reclassified to conform to the current year presentation.

  In December 2001, the Company transferred both its remaining portion of John Hancock Canadian Holdings Limited and certain international subsidiaries held by the Company, with a carrying value at December 31, 2001 of $300.1 million, to its parent, JHFS, in the form of a dividend. The transfer has been accounted for as a de-pooling of interests. As a result of the de-pooling of interests, all current and prior period consolidated financial data has been restated to exclude the results of operations, financial position, and cash flows of these transferred foreign subsidiaries from the Company's financial statements. No gain or loss was recognized on the transaction.

  The following acquisitions were recorded under the purchase method of accounting and, accordingly, the operating results have been included in the Company's consolidated results of operations from the applicable date of acquisition. Each purchase price was allocated to the assets acquired and the liabilities assumed based on estimated fair values, with the excess of the applicable purchase price over the estimated fair values, if any, recorded as goodwill. These entities or books of business were generally acquired by the Company in execution of its plan to acquire businesses that have strategic value, meet its earnings requirements and advance the growth of its current businesses. The unaudited pro forma revenues, assuming the transactions had taken place at the beginning of the year of acquisition and the preceding year, for 2001, 2000 and 1999, were approximately $7,177.3 million, $7,714.1 million and $6,894.9 million, an increase of $53.3 million, $248.7 million and $132.9 million, respectively, from reported balances. The unaudited pro forma net income for the years ended December 31, 2001, 2000 and 1999, was approximately $572.7 million, $783.9 million and $118.6 million, a change of $(1.2) million, $(8.3) million and $(7.3) million, respectively, from reported balances.

  On April 2, 2001, a subsidiary of the Company, Signature Fruit Company, LLC (Signature Fruit), purchased certain assets and assumed certain liabilities out of the bankruptcy proceedings of Tri Valley Growers, Inc., a cooperative association, for approximately $53.0 million. The net losses related to the acquired operations included in the Company's results from the date of acquisition through December 31, 2001 were $3.4 million. The unaudited pro forma results for the years ended December 31, 2001 and 2000, assuming the transaction had taken place at the beginning of 2001 and 2000, would not be materially different from the reported results.

  On March 1, 2000, the Company acquired the individual long-term care insurance business of Fortis, Inc. (Fortis) through a coinsurance agreement for approximately $165.0 million. The unaudited pro forma results for the years ended December 31, 2000 and 1999, assuming the acquisition of Fortis had taken place at the beginning of 2000 and 1999, would not be materially different from the reported results.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

 Reorganization

  In connection with the Mutual Company's Plan of Reorganization (the Plan), effective February 1, 2000, the Mutual Company converted from a mutual life insurance company to a stock life insurance company (i.e., demutualized) and became a wholly-owned subsidiary of John Hancock Financial Services, Inc. (JHFS or the parent company), which is a holding company. All policyholder membership interests in the Mutual Company were extinguished on that date and eligible policyholders of the Mutual Company received, in the aggregate, 212.8 million shares of common stock of JHFS, $1,438.7 million of cash and $43.7 million of policy credits as compensation. In addition, the Company established a closed block to fund the guaranteed benefits and dividends of certain participating insurance policies. In connection with the Plan, the Mutual Company changed its name to John Hancock Life Insurance Company.

  In addition, on February 1, 2000, JHFS completed its initial public offering
(IPO) in which 102.0 million shares of common stock were issued at a price of $17.00 per share. Net proceeds from the IPO were $1,657.7 million, of which $105.7 million was retained by JHFS and $1,552.0 million was contributed to the Company.

 Investments

  The Company classifies its debt and equity investment securities into one of three categories: held-to-maturity, available-for-sale or trading. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date. Fixed maturity investments include bonds, mortgage-backed securities, and redeemable preferred stock and are classified as held-to-maturity or available-for-sale. Those bonds and mortgage-backed securities that the Company has the positive intent and ability to hold to maturity are classified as held-to-maturity and are carried at amortized cost. Fixed maturity investments not classified as held-to-maturity are classified as available-for-sale and are carried at fair value. Unrealized gains and losses related to available-for-sale securities are reflected in shareholder's equity, net of related amortization of deferred policy acquisition costs, amounts credited to participating pension contractholders, amounts credited to the policyholder dividend obligation, and applicable taxes. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income. The amortized cost of fixed maturity investments is adjusted for impairments in value deemed to be other than temporary and such adjustments are reported as a component of net realized investment and other gains (losses).

  For the mortgage-backed bond portion of the fixed maturity investment portfolio, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

  Equity securities include common stock and non-redeemable preferred stock. Equity securities that have readily determinable fair values are carried at fair value. For equity securities that the Company has classified as available-for-sale, unrealized gains and losses are reflected in shareholder's equity, as described above for available-for-sale fixed maturity securities. Impairments in value deemed to be other than temporary are reported as a component of net realized investment and other gains (losses). Gains and losses, both realized and unrealized, on equity securities classified as trading are included in net realized investment and other gains (losses).

                      JOHN HANCOCK LIFE INSURANCE COMPANY

  Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premium or discount, less allowance for probable losses. When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, the loan is deemed to be impaired and a valuation allowance for probable losses is established. The valuation allowance is based on the present value of the expected future cash flows, discounted at the loan's original effective interest rate or on the collateral value of the loan if the loan is collateral dependent. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in interest income in the period received. If foreclosure becomes probable, the measurement method used is collateral value. Foreclosed real estate is then recorded at the collateral's fair value at the date of foreclosure, which establishes a new cost basis.

  Investment real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

  Real estate to be disposed of is carried at the lower of cost or fair value less costs to sell. Any change to the valuation allowance for real estate to be disposed of is reported as a component of net realized investment and other gains (losses). The Company does not depreciate real estate to be disposed of.

  Policy loans are carried at unpaid principal balances, which approximate fair value.

  Short-term investments are carried at amortized cost, which approximates fair value.

  Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on the basis of specific identification of cost and are reported net of related amortization of deferred policy acquisition costs, amounts credited to participating pension contractholder accounts, and amounts credited to the policyholder dividend obligation.

 Derivative Financial Instruments

  The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices, and to manage the duration of assets and liabilities. All derivatives are carried on the consolidated balance sheets at fair value.

  In certain cases, the Company uses hedge accounting as allowed by Statement of Financial Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," by designating derivative instruments as either fair value hedges or cash flow hedges. For derivative instruments that are designated and qualify as fair value hedges, the change in fair value of the derivative instrument as well as the offsetting change in fair value of the hedged item are recorded in net realized investment and other gains (losses). Basis adjustments are amortized into income through net realized investment and other gains and losses. For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in other comprehensive income, and then reclassified into income when the hedged item affects income. Hedge effectiveness is assessed quarterly by a variety of techniques including regression analysis and cumulative dollar offset. In certain cases, there is no hedge ineffectiveness because the derivative instrument was constructed such that all the terms of the derivative exactly match the hedged risk in the hedged item. If a hedge becomes ineffective, the hedge accounting described above ceases.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

  In cases where the Company receives or pays a premium as consideration for entering into a derivative instrument (i.e., interest rate caps and floors, swaptions, and equity collars), the premium is amortized into investment income over the useful life of the derivative instrument. The fair value of such premiums (i.e., the inherent ineffectiveness of the derivative) is excluded from the assessment of hedge effectiveness and is included in net realized investment and other gains (losses). Changes in fair value of derivatives that are not hedges are included in net realized investment and other gains (losses).

 Cash and Cash Equivalents

  Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

 Deferred Policy Acquisition Costs

  Costs that vary with, and are related primarily to, the production of new business have been deferred to the extent that they are deemed recoverable.
Such costs include commissions, certain costs of policy issue and underwriting, and certain agency expenses. For participating traditional life insurance policies, such costs are amortized over the life of the contracts at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the contracts. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. For universal life insurance contracts and investment-type products, such costs are being amortized generally in proportion to the present value of expected gross profits arising principally from surrender charges and investment results, and mortality and expense margins.
The effects on the amortization of deferred policy acquisition costs of revisions to estimated gross margins and profits are reflected in earnings in the period such estimated gross margins and profits are revised. For non-participating term life and long-term care insurance products, such costs are being amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. Amortization of deferred policy acquisition costs was $219.6 million, $177.7 million and $174.7 million in 2001, 2000 and 1999, respectively.

  Amortization of deferred policy acquisition costs is allocated to: (1) net realized investment and other gains (losses) for those products in which such gains (losses) have a direct impact on the amortization of deferred policy acquisition costs; (2) unrealized investment gains and losses, net of tax, to provide for the effect on the deferred policy acquisition cost asset that would result from the realization of unrealized gains and losses on assets backing participating traditional life insurance and universal life and investment-type contracts; and (3) a separate component of benefits and expenses to reflect amortization related to the gross margins or profits, excluding net realized investment and other gains (losses), relating to policies and contracts in force.

  Net realized investment and other gains (losses) related to certain products have a direct impact on the amortization of deferred policy acquisition costs as such gains and losses affect the amount and timing of profit emergence.

  Accordingly, to the extent that such amortization results from net realized investment and other gains (losses), management believes that presenting realized investment and other gains and losses net of related amortization of deferred policy acquisition costs provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

 Reinsurance

  The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

  Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying statements of income reflect premiums, benefits and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its policyholders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations.

 Goodwill and Value of Business Acquired

  The excess of cost over the fair value of the net assets of businesses acquired (goodwill) was $116.0 million and $131.2 million at December 31, 2001 and 2000, respectively, and is included in other assets in the consolidated balance sheets. Goodwill relating to acquisitions completed before July 1, 2001 is amortized on systematic bases over periods not exceeding 40 years, which correspond with the benefits estimated to be derived from the acquisitions. Accumulated amortization was $58.1 million and $48.0 million at December 31, 2001 and 2000, respectively. Amortization expense included in other operating costs and expenses was $11.3 million, $11.2 million, and $8.5 million, in 2001, 2000 and 1999, respectively. The Company reevaluates the recoverability of recorded goodwill based on the undiscounted cash flows of the related business whenever significant events or changes indicate an impairment might exist. If the undiscounted cash flows do not support the amount recorded, an impairment is recognized by a charge to current operations to reduce the carrying value of the goodwill based on the expected discounted cash flows of the related business.

  The Company records an asset representing the present value of estimated future profits of insurance policies inforce related to the businesses acquired. This asset is recorded as the value of business acquired (VOBA) and amounted to $76.2 million and $81.4 million at December 31, 2001 and 2000, respectively, and is included in other assets in the consolidated balance sheets. VOBA is amortized in proportion to the present value of expected gross profits. Amortization expense included in other operating costs and expenses was $2.3 million, $4.2 million and $1.3 million in 2001, 2000 and 1999 respectively.

 Separate Accounts

  Separate accounts assets and liabilities reported in the accompanying consolidated balance sheets represent funds that are administered and invested by the Company to meet specific investment objectives of the contractholders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contractholders who bear the investment risk, subject in some cases to minimum guaranteed rates. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value. Deposits, net investment income and net realized investment and other gains (losses) of separate accounts are not included in the revenues of the Company. Fees charged to contractholders, principally mortality, policy administration and surrender charges, are included in universal life and investment-type product charges.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

 Future Policy Benefits and Policyholders' Funds

  Future policy benefits for participating traditional life insurance policies are based on the net level premium method. This net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates, which range from 2.5% to 8.0%. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the contract.

  For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency, interest and expenses established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Company's experience, which, together with interest and expense assumptions, include a margin for adverse deviation. Benefit liabilities for annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.5% to 8.0% for life insurance liabilities, from 2.0% to 14.2% for individual annuity liabilities and from 2.0% to 11.3% for group annuity liabilities.

  Future policy benefits for long-term care insurance policies are based on the net level premium method. Assumptions established at policy issue as to mortality, morbidity, persistency, interest and expenses, which include a margin for adverse deviation, are based on estimates developed by management. Interest rates used in establishing such liabilities range from 6.0% to 8.5%.

  Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported individual and group life, long-term care, and group accident and health insurance claims and estimates of incurred but not reported claims based on historical claims development patterns.

  Estimates of future policy benefit reserves, claim reserves and expenses are reviewed continually and adjusted as necessary; such adjustments are reflected in current earnings. Although considerable variability is inherent in such estimates, management believes that future policy benefit reserves and unpaid claims and claims expense reserves are adequate.

  Policyholders' funds for universal life and investment-type products, including guaranteed investment contracts and funding agreements, are equal to the policyholder account values before surrender charges. Policy benefits that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders' account balances. Interest crediting rates range from 3.0% to 9.0% for universal life products and from 2.0% to 14.7% for investment-type products.

  Major components of policyholder funds presented in the consolidated balance sheets are summarized as follows:



                                                              DECEMBER 31
                                                            2001        2000
                                                          ---------  -----------
                                                             (IN MILLIONS)
LIABILITIES FOR POLICYHOLDER FUNDS
 Guaranteed investment contracts.......................   $ 6,583.5   $ 7,985.5
 U.S. funding agreements...............................        67.1        80.9
 Global funding agreements backing medium-term notes...     9,490.4     6,266.3
 Other investment-type contracts.......................     2,247.7     2,341.8
                                                          ---------   ---------
  Total liabilities for investment type contracts......    18,388.7    16,674.5
 Liabilities for individual annuities..................        56.6        62.2
 Universal life and other reserves.....................     2,085.0     1,806.4
                                                          ---------   ---------
  Total liabilities for policyholder funds.............   $20,530.3   $18,543.1
                                                          =========   =========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

  The Company is authorized to issue up to $15.0 billion in global funding agreements under two distribution programs, and through December 31, 2001, we have $9.5 billion outstanding. Global funding agreements are investment products which require the Company to pay a stated rate of interest on the principal amount and to repay the principal at maturity. These agreements may not be terminated prior to maturity by the Company or the contractholder.
Claims for principal and interest under these global funding agreements are afforded equal priority to claims of life insurance and annuity policyholders under the insolvency provisions of Massachusetts Insurance Laws. Under the Company's programs, the global funding agreements are issued to special purpose entities. The special purpose entities fund the purchase of the global funding agreement through the issuance of medium-term notes to investors. These notes are non-recourse to the Company. If the medium-term notes issued by the special purpose entity are denominated in a foreign currency, the Company also enters into a currency swap with the special purpose entity. Similarly, the Company may enter into an interest rate swap with the special purpose entity to match the interest rate characteristics of the global funding agreement to those of the medium term note. As a result, the payment terms of any particular series of notes issued by the special purpose entity correspond to the payment terms of the global funding agreement and swap agreement(s), if any, that secure that series.

  Under the first program, established in May 1998 for $2.5 billion, expanded to $7.5 billion in 1999, an affiliated offshore special purpose entity issued medium-term notes in Europe, Asia and Australia. Through December 31, 2001, there is $3.9 billion outstanding under this program. This special purpose entity is consolidated in the Company's financial statements. The medium-term notes issued by this special purpose entity are reported with global funding agreements in the Company's consolidated balance sheet.

  Under the second program, established in June 2000, for $5.0 billion, expanded to $7.5 billion in 2001, the unaffiliated special purpose entity issued medium-term notes in Europe, Asia, and to institutional investors in the United States. Through December 31, 2001, there is $5.6 billion outstanding under this program. Although this special purpose entity is not consolidated in the Company's financial statements, the funding agreements backing the related medium-term notes are included in policyholders' funds in the Company's consolidated balance sheets.

  At December 31, 2001, the annual contractual maturities of global funding agreements on notes issued under both programs were as follows: 2002 - $236.6 million; 2003 - $1,227.8 million; 2004 - $1,227.6 million; 2005 - $1,246.3 million; 2006 - $2,047.9 million; 2007 and thereafter - $3,504.2 million.

 Participating Insurance

  Participating business represents approximately 76.6%, 86.3%, and 88.1% of the Company's life insurance in force, 98.1%, 97.9%, and 98.3% of the number of life insurance policies in force, and 92.1%, 99.6% and 97.4%, of life insurance premiums in 2001, 2000 and 1999, respectively.

  The portion of earnings allocated to participating pension contractholders and closed block policyholders that cannot be expected to inure to the Company is excluded from net income and shareholder's equity.

  The amount of policyholders' dividends to be paid is approved annually by the Company's Board of Directors. The determination of the amount of policyholder dividends is complex and varies by policy type. In general, the aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity, persistency and expense experience for the year and is also based on management's judgment as to the appropriate level of statutory surplus to be retained by the Company. For policies included in the closed block, expense experience is not included in determining policyholders' dividends.

 Revenue Recognition

  Premiums from participating and non-participating traditional life insurance and annuity policies with life contingencies are recognized as income when due.

  Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

  Premiums for contracts with a single premium or a limited number of premium payments, due over a significantly shorter period than the total period over which benefits are provided, are recorded in income when due. The portion of such premium that is not required to provide for all benefits and expenses is deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

  Premiums from long-term care insurance contracts are recognized as income when due. Premiums from group life and health insurance contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

  Investment advisory, transfer agent, distribution and service fees are recognized as revenues when services are performed. Commissions related to security transactions and related expenses are recognized as income on the trade date. Contingent deferred selling charge commissions are recognized as income in the year received. Selling commissions paid to the selling broker/dealer for sales of mutual funds that do not have a front-end sales charge are deferred and amortized on a straight-line basis over periods not exceeding six years. This is the approximate period of time expected to be benefited and during which fees earned pursuant to Rule 12b-1 distribution plans are received from the funds and contingent deferred sales charges are received from shareholders of the funds.

 Federal Income Taxes

  The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax basis and book basis of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. Foreign subsidiaries and U.S. subsidiaries operating outside of the United States are taxed under applicable foreign statutory rates.

 Foreign Currency Translation

  The assets and liabilities of operations in foreign currencies are translated into United States dollars at current exchange rates. Revenues and expenses are translated at average rates during the year. The resulting net translation adjustments for each year are accumulated and included in shareholder's equity. Gains or losses on foreign currency transactions are reflected in earnings.

 Severance

  As part of JHFS's ongoing Competitive Position Project, it has initiated a restructuring plan to reduce costs and increase future operating efficiency by consolidating portions of its operations. The plan consists primarily of reducing staff in the home office and terminating certain operations outside the home office.

  In connection with the restructuring plan, approximately 872 employees have been or will be terminated. These employees are or have been associated with operations in the Boston office and outside the home office. As of December 31, 2001 and 2000, the liability for employee termination costs, included in other liabilities was $18.0 million and $20.6 million, respectively. Employee termination costs, included in other operating costs and expenses, were $40.0 million, $18.8 million and $26.3 million for the years ended December 31, 2001, 2000 and 1999, respectively. Of the total number of employees affected, approximately 855 employees were terminated as of December 31, 2001, having received benefit payments of approximately $67.8 million.

  On January 7, 2002, as part of its ongoing expense reduction program, the Company eliminated an additional 160 jobs. During the first quarter of 2002, affected employees will receive severance benefits and outplacement services of approximately $5.7 million.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

 Cumulative Effect of Accounting Changes

  During the first quarter of 2001, the Company changed the method of accounting for the recognition of deferred gains and losses considered in the calculation of the annual expense for its employee pension plan under SFAS No. 87, "Employers' Accounting for Pensions," and for its postretirement health and welfare plans under SFAS No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions." The Company changed the method of recognizing gains and losses from deferral within a 10% corridor and amortization of gains outside this corridor over the future working careers of the participants to deferral within a 5% corridor and amortization of gains and losses outside this corridor over the future working careers of the participants. The new method is preferable because in the Company's situation, it produces results that more closely match current economic realities of the Company's retirement and welfare plans through the use of the current fair values of assets while still mitigating the impact of extreme gains and losses. As a result, on January 1, 2001, the Company recorded a credit of $18.6 million (net of tax of $9.9 million), related to its employee benefit pension plans, and a credit of $4.7 million (net of tax of $2.6 million), related to its postretirement health and welfare plans. The total credit recorded as a cumulative effect of an accounting change was $23.3 million (net of tax of $12.5 million) for the year ended December 31, 2001. This change in accounting increased net income for the year ended December 31, 2001 by $4.4 million. The unaudited pro forma results for the years ended December 31, 2000 and 1999, assuming this change in accounting had taken place as of the beginning of 2000 and 1999, would not be materially different from the reported results.

  On January 1, 2001, the Company adopted SFAS No. 133, as amended by SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities." The adoption of SFAS No. 133, as amended, resulted in a charge to operations accounted for as a cumulative effect of accounting change of $16.1 million (net of tax benefit of $8.3 million) as of January 1, 2001. In addition, as of January 1, 2001, a $227.6 million (net of tax of $122.6 million) cumulative effect of accounting change was recorded in other comprehensive income for (1) the transition adjustment in the adoption of SFAS No. 133, as amended, an increase of $40.5 million (net of tax of $21.8 million), and (2) the reclassification of $12.1 billion in securities from the held-to-maturity category to the available-for-sale category, an increase of $187.1 million (net of tax of $100.8 million).

  In April 1998, the American Institute of Certified Public Accountants (AICPA) issued Statement of Position (SOP) 98-5, "Reporting the Costs of Start-Up Activities." The SOP, which was adopted by the Company on January 1, 1999, required that start-up costs capitalized prior to January 1, 1999 be written-off immediately and any start-up costs incurred on or after January 1, 1999 be expensed as incurred. The adoption of SOP 98-5 resulted in a charge to operations of $9.7 million (net of tax of $5.9 million) and was accounted for as a cumulative effect of an accounting change.

 Recent Accounting Pronouncements

  In September 2001, the Financial Accounting Standard Board's (FASB's) Emerging Issues Task Force reached a consensus on Issue 01-10, "Accounting for the Impact of the Terrorist Attacks of September 11, 2001." Issue 01-10 presents guidance relative to accounting for and financial reporting of the events of September 11, 2001 (the Events), including both how and when to measure, record and report losses and any resulting liabilities which are directly attributable to the Events. Based on a comprehensive review of the Company's operations, the Company believes that the Events had no material financial impact on the Company's results of operations or financial position.

  In June 2001, the FASB issued SFAS No. 141, "Business Combinations." SFAS No. 141 requires that all business combinations be accounted for under a single method, the purchase method. Use of the pooling-of-interests method is no longer permitted. SFAS No. 141 also clarifies the criteria to recognize intangible assets separately from goodwill, and prohibits the amortization of goodwill relating to acquisitions completed after July 1, 2001. SFAS No. 141 is effective for business combinations initiated after June 30, 2001.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

  In June 2001, the FASB issued SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS No. 142 requires that goodwill and other intangible assets deemed to have indefinite lives no longer be amortized to earnings, but instead be reviewed at least annually for impairment. Intangible assets with definite lives will continue to be amortized over their useful lives. SFAS No. 142 will be effective January 1, 2002. The Company estimates that adoption of SFAS No. 142 on January 1, 2002, and the cessation of amortization of previously amortizable goodwill, will result in an increase in net income of $7.8 million (net of tax of $3.4 million) for the year ending December 31, 2002. During early 2002, the Company will perform initial impairment tests of goodwill as of January 1, 2002 based on the guidance in SFAS No. 142. The Company plans on evaluating the goodwill of each reporting unit for impairment using valuations of reporting units based on earnings and book value multiples and by reference to similar multiples of publicly traded peers. Any goodwill impairments resulting from these initial impairment tests would be recorded as the cumulative effect of a change in accounting principle. The Company has conducted preliminary impairment tests which indicated no impairments of goodwill. The Company does not expect the impact of the impairment tests required under SFAS No. 142 to have a material impact on its results of operations, earnings or financial position.

  In January 2001, the FASB's Emerging Issues Task Force (EITF) reached a consensus on Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets." Issue 99-20 requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and specifies evaluation methods with which to evaluate these securities for an other-than-temporary decline in value. The adoption of EITF 99-20 did not have a material financial impact on the Company's results of operations or financial position.

  In December 2000, the AICPA issued SOP 00-3, "Accounting by Insurance Enterprises for Demutualizations and Formations of Mutual Insurance Holding Companies and Certain Long-Duration Participating Contracts." The SOP, which was adopted with respect to accounting for demutualization expenses by the Company on December 31, 2000, requires that demutualization related expenses be classified as a single line item within income from continuing operations and should not be classified as an extraordinary item. The adoption of SOP 00-3 resulted in the reclassification of demutualization expenses previously recorded as an extraordinary item in 1999 of $93.6 million (net of tax of $2.6 million). On October 1, 2001, the Company adopted the remaining provisions of SOP 00-3 which required the reclassification of $9,710.0 million and $12,035.9 million of closed block assets and liabilities, respectively at December 31, 2000, and $1,467.7 million and $1,343.6 million of closed block revenues, and benefits and expenses, respectively, for the period from February 1, 2000 (date of demutualization) to December 31, 2000, all of which were reclassified to other existing asset, liability, revenue, and benefit and expense accounts. The required implementation of SOP 00-3 also resulted in a reduction of net income of $20.2 million (net of tax of $6.6 million), for the period from February 1, 2000 to December 31, 2000 and $3.4 million (net of tax of $1.8 million), for the nine months ended September 30, 2001. Finally, adoption also resulted in the recognition of a policyholder dividend obligation of $77.0 million at December 31, 2000, which represents cumulative actual closed block earnings in excess of expected periodic amounts calculated at the date of the demutualization. See
Note 6 for a summary description of the closed block assets, liabilities, revenues and expenses.

  In September 2000, the FASB issued SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," which replaces SFAS No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities." SFAS No. 140 provides new accounting and reporting standards which are based on consistent application of a financial components approach that focuses on control. Under this approach, after a transfer of financial assets, the Company recognizes the financial and servicing assets it controls and the liabilities it has incurred, derecognizes financial assets when control has been surrendered, and derecognizes liabilities when extinguished. SFAS No. 140 provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. SFAS No. 140 is effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001. The adoption of SFAS No. 140 did not have a material impact on the Company's results of operations or financial position.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

  Accounting Principles Board Opinion (APB) No. 25, "Accounting for Stock Issued to Employees," provides guidance on how to account for the issuance of stock and stock options to employees. Certain of the Company's employees are compensated, in part, with non-vested stock and stock options, issued by the parent company, JHFS, and the related expenses are borne by the Company. The Company adopted APB No. 25 upon its demutualization and upon JHFS' IPO effective February 1, 2000. Compensation cost for stock options, if any, is measured as the excess of the quoted market price of JHFS' stock at the date of grant over the amount an employee must pay to acquire the stock. Compensation cost is recognized over the requisite vesting periods based on market value on the date of grant. APB No. 25 was amended by SFAS No. 123, "Accounting for Stock-Based Compensation," to require pro forma disclosures of net income and earnings per share as if a "fair value" based method was used. On March 31, 2000, the FASB issued FASB Interpretation No. 44, "Accounting for Certain Transactions Involving Stock Compensation, an interpretation of APB No. 25." The Interpretation clarifies guidance for certain issues that arose in the application of APB No. 25. The Company was required to adopt the Interpretation on July 1, 2000.
Interpretation No. 44 did not have a material impact on the Company's results of operations or financial position.

  In December 1999, the Securities and Exchange Commission (SEC) issued Staff Accounting Bulletin (SAB) 101, "Revenue Recognition in Financial Statements." SAB 101 clarifies the SEC staff's views on applying generally accepted accounting principles to revenue recognition in financial statements. In March 2000, the SEC issued an amendment, SAB 101A, which deferred the effective date of SAB 101. In June 2000, the SEC issued a second amendment, SAB 101B, which deferred the effective date of SAB 101 to no later than the fourth fiscal quarter of fiscal years beginning after December 15, 1999. The Company adopted SAB 101 in the fourth quarter of fiscal 2000. The adoption of SAB 101 did not have a material impact on the Company's results of operations or financial position.

 Codification

  In March 1998, the National Association of Insurance Commissioners (NAIC) adopted codified statutory accounting principles (Codification) effective January 1, 2001. Codification changes prescribed statutory accounting practices and resulted in changes to the accounting practices that the Company and its domestic life insurance subsidiaries use to prepare their statutory-basis financial statements. The states of domicile of the Company and its domestic life insurance subsidiaries have adopted Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results effective January 1, 2001. The cumulative effect of changes in accounting principles adopted to conform to the requirements of Codification is reported as an adjustment to surplus in the statutory-basis financial statements as of January 1, 2001. Implementation of Codification did not have a material impact on the Company's domestic life insurance subsidiaries' statutory-basis capital and surplus, and these companies remain in compliance with all regulatory and contractual obligations.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 2.  RELATED PARTY TRANSACTIONS

  Certain directors of the Company are members or directors of other entities that periodically perform services for or have other transactions with Company. Such transactions are either subject to bidding procedures or are otherwise entered into on terms comparable to those that would be available to unrelated third parties and are not material to the Company's results of operations or financial condition.

  The Company provides certain administrative and asset management services to its pension plans and employee welfare trust. Fees paid to the Company for these services were $8.4 million, $6.4 million and $6.5 million during the years ended December 31, 2001, 2000 and 1999, respectively.

  The Company provides JHFS with personnel, property and facilities in carrying out certain of its corporate functions. JHFS determines fees, annually, for these services and facilities based on a number of criteria. The amount of these service fees charged to JHFS were $28.5 million and $19.8 million for the years ended December 31, 2001 and 2000, respectively. These fees are included as a reduction of other operating costs and expenses in the consolidated statements of income.

  The Company has reinsured certain portions of its long term care and group pension businesses with John Hancock Reassurance Company, Ltd. of Bermuda (JHReCo), a wholly owned subsidiary of JHFS. The Company entered into these reinsurance contracts in order to facilitate its capital management process. These reinsurance contracts are primarily written on a funds withheld basis where the related financial assets remain invested at the Company. As a result, the Company recorded accounts payable to JHReCo for coinsurance amounts withheld of $1,158.9 million and $633.2 million at December 31, 2001 and 2000, respectively, which are included with other liabilities in the consolidated balance sheets, and recorded reinsurance recoverable from JHReCo of $1,504.6 million and $870.4 million at December 31, 2001 and 2000, respectively, which are included with other reinsurance recoverables on the consolidated balance sheets. Premiums ceded to JHReCo were $740.8 million, $396.7 million and $306.2 million during 2001, 2000 and 1999 respectively.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 3.  INVESTMENTS

  The following information summarizes the components of net investment income and net realized investment and other gains (losses):


                                                 YEARS ENDED DECEMBER 31
                                                2001       2000        1999
                                              ---------  ---------  -----------
                                                      (IN MILLIONS)
NET INVESTMENT INCOME
 Fixed maturities..........................   $2,721.2   $2,456.2    $2,407.0
 Equity securities.........................       29.7       23.3        19.2
 Mortgage loans on real estate.............      774.4      796.2       750.7
 Real estate...............................       67.7       82.7       147.3
 Policy loans..............................      118.4      112.7       105.3
 Short-term investments....................       73.9      147.1        83.7
 Other.....................................      101.4      200.7       161.8
                                              --------   --------    --------
 Gross investment income...................    3,886.7    3,818.9     3,675.0
   Less investment expenses................      240.5      255.0       336.1
                                              --------   --------    --------
Net investment income......................   $3,646.2   $3,563.9    $3,338.9
                                              ========   ========    ========
NET REALIZED INVESTMENT AND OTHER GAINS
 (LOSSES), NET OF RELATED AMORTIZATION OF
 DEFERRED POLICY ACQUISITION COSTS, AMOUNTS
 CREDITED TO THE POLICYHOLDER DIVIDEND
 OBLIGATION AND AMOUNTS CREDITED TO
 PARTICIPATING PENSION CONTRACTHOLDERS
 Fixed maturities..........................   $ (351.1)  $ (135.3)   $  (34.2)
 Equity securities.........................      201.8      196.1       109.7
 Mortgage loans on real estate and real
  estate to be disposed of.................      (60.4)     (15.2)      141.3
 Derivatives and other invested assets.....      (40.2)      44.3        37.8
 Amortization adjustment for deferred policy
  acquisition costs........................       29.4        9.4       (49.7)
 Amounts credited to the policyholder
  dividend obligation......................       17.0      (14.1)         --
 Amounts credited to participating pension
  contractholders..........................      (42.3)      (6.9)      (35.3)
                                              --------   --------    --------
Net realized investment and other gains
 (losses), net of related amortization of
 deferred policy acquisition costs, amounts
 credited to the policyholder dividend
 obligation and amounts credited to
 participating pension contractholders.....   $ (245.8)  $   78.3    $  169.6
                                              ========   ========    ========



  Gross gains of $ 349.9 million in 2001, $294.6 million in 2000 and $186.4 million in 1999, and gross losses of $119.0 million in 2001, $123.6 million in 2000 and $173.7 million in 1999, were realized on the sale of available-for-sale securities.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

  The Company's investments in held-to-maturity securities and available-for-sale securities are summarized below:


                                              GROSS       GROSS
                                 AMORTIZED  UNREALIZED  UNREALIZED     FAIR
                                   COST       GAINS       LOSSES       VALUE
                                 ---------  ----------  ----------  -----------
                                                (IN MILLIONS)
DECEMBER 31, 2001
HELD-TO-MATURITY:
 Corporate securities.........   $ 1,073.9   $   28.3    $   15.2    $ 1,087.0
 Mortgage-backed securities...       844.9       14.5        43.0        816.4
 Obligations of states and
  political subdivisions......         4.7        0.1          --          4.8
                                 ---------   --------    --------    ---------
   Total fixed maturities
    held-to-maturity..........   $ 1,923.5   $   42.9    $   58.2    $ 1,908.2
                                 =========   ========    ========    =========
AVAILABLE-FOR-SALE:
 Corporate securities.........   $29,680.2   $1,103.5    $  879.1    $29,904.6
 Mortgage-backed securities...     5,252.7      125.1        98.7      5,279.1
 Obligations of states and
  political subdivisions......        93.3        5.5         0.2         98.6
 Debt securities issued by
  foreign governments.........       457.1       44.7         4.0        497.8
 U.S. Treasury securities and
  obligations of U.S.
  government corporations and
  agencies....................       294.7        3.8         6.5        292.0
                                 ---------   --------    --------    ---------
 Fixed maturities
  available-for-sale..........    35,778.0    1,282.6       988.5     36,072.1
 Equity securities............       433.1      175.5        46.3        562.3
                                 ---------   --------    --------    ---------
   Total fixed maturities and
    equity securities
    available-for-sale........   $36,211.1   $1,458.1    $1,034.8    $36,634.4
                                 =========   ========    ========    =========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                              GROSS       GROSS
                                 AMORTIZED  UNREALIZED  UNREALIZED     FAIR
                                   COST       GAINS       LOSSES       VALUE
                                 ---------  ----------  ----------  -----------
                                                (IN MILLIONS)
DECEMBER 31, 2000
HELD-TO-MATURITY:
 Corporate securities.........   $12,834.7    $553.7      $698.4     $12,690.0
 Mortgage-backed securities...     1,202.5      11.5        53.0       1,161.0
 Obligations of states and
  political subdivisions.....        102.3       3.1         0.9         104.5
 Debt securities issued by
  foreign governments.........         5.6       4.7          --          10.3
                                 ---------    ------      ------     ---------
   Total fixed maturities
    held-to-maturity.........    $14,145.1    $573.0      $752.3     $13,965.8
                                 =========    ======      ======     =========
AVAILABLE-FOR-SALE:
 Corporate securities.........   $10,948.3    $457.1      $478.2     $10,927.2
 Mortgage-backed securities...     4,105.0      94.7        33.0       4,166.7
 Obligations of states and
  political subdivisions.....         25.3       1.8          --          27.1
 Debt securities issued by
  foreign governments.........       546.0      67.3        12.0         601.3
 U.S. Treasury securities and
  obligations of U.S.
  government corporations and
  agencies...................        197.8       5.4         0.1         203.1
                                 ---------    ------      ------     ---------
 Fixed maturities
  available-for-sale.........     15,822.4     626.3       523.3      15,925.4
 Equity securities...........        587.6     348.5        90.0         846.1
                                 ---------    ------      ------     ---------
   Total fixed maturities and
    equity securities
    available-for-sale
    governments...............   $16,410.0    $974.8      $613.3     $16,771.5
                                 =========    ======      ======     =========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

  The amortized cost and fair value of fixed maturities at December 31, 2001, by contractual maturity, are shown below:


                                                         AMORTIZED      FAIR
                                                            COST        VALUE
                                                         ----------  -----------
                                                             (IN MILLIONS)
HELD-TO-MATURITY:
Due in one year or less...............................   $    62.9    $    68.0
Due after one year through five years.................        15.4         22.2
Due after five years through ten years................        67.7         65.4
Due after ten years...................................       932.6        936.2
                                                         ---------    ---------
                                                           1,078.6      1,091.8
Mortgage-backed securities............................       844.9        816.4
                                                         ---------    ---------
Total.................................................   $ 1,923.5    $ 1,908.2
                                                         =========    =========
AVAILABLE-FOR-SALE:
Due in one year or less...............................   $ 1,861.7    $ 1,905.8
Due after one year through five years.................     9,874.3     10,073.3
Due after five years through ten years................    10,902.5     10,927.6
Due after ten years...................................     7,886.8      7,886.3
                                                         ---------    ---------
                                                          30,525.3     30,793.0
Mortgage-backed securities............................     5,252.7      5,279.1
                                                         ---------    ---------
Total.................................................   $35,778.0    $36,072.1
                                                         =========    =========





  Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

  The sale of fixed maturities held-to-maturity relate to certain securities with amortized cost of $24.3 million for the year ended December 31, 1999, which were sold due to a significant decline in the issuers' credit quality or as part of the sale of the property and casualty operations in 1999. The related net realized investment and other gains on the sales were $0.9 million in 1999.

  The change in net unrealized gains (losses) on trading securities that has been included in earnings during 2001, 2000 and 1999 amounted to $(1.8) million, $0.1 million and $(0.1) million, respectively.

  The Company participates in a security lending program for the purpose of enhancing income on securities held. At December 31, 2001 and 2000, $775.4 million and $88.6 million, respectively, of the Company's securities, at market value, were on loan to various brokers/dealers, and were fully collateralized by cash and highly liquid securities. The market value of the loaned securities is monitored on a daily basis, and the collateral is maintained at a level of at least 102.0% of the loaned securities' market value.

  For 2001, 2000 and 1999, investment results passed through to participating pension contractholders as interest credited to policyholders' account balances amounted to $170.5 million, $171.7 million and $180.9 million, respectively.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

  Mortgage loans on real estate are evaluated periodically as part of the Company's loan review procedures and are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses that exist at the balance sheet date. Management's periodic evaluation of the adequacy of the allowance for losses is based on the Company's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired mortgage loans that may be susceptible to significant change.

  Changes in the allowance for probable losses on mortgage loans on real estate and real estate to be disposed of are summarized below.


                                   BALANCE AT                          BALANCE AT
                                   BEGINNING                              END
                                    OF YEAR    ADDITIONS  DEDUCTIONS    OF YEAR
                                   ----------  ---------  ----------   ----------
                                                  (IN MILLIONS)
Year ended December 31, 2001
 Mortgage loans on real estate...    $ 81.6      $37.8      $  6.6       $112.8
 Real estate to be disposed of...      43.5       46.0         5.9         83.6
                                     ------      -----      ------       ------
Total............................    $125.1      $83.8      $ 12.5       $196.4
                                     ======      =====      ======       ======
Year ended December 31, 2000
 Mortgage loans on real estate...    $107.9      $ 4.6      $ 30.9       $ 81.6
 Real estate to be disposed of...      58.1       17.1        31.7         43.5
                                     ------      -----      ------       ------
Total............................    $166.0      $21.7      $ 62.6       $125.1
                                     ======      =====      ======       ======
Year ended December 31, 1999
 Mortgage loans on real estate...    $ 96.0      $38.4      $ 26.5       $107.9
 Real estate to be disposed of...     112.0       22.5        76.4         58.1
                                     ------      -----      ------       ------
Total............................    $208.0      $60.9      $102.9       $166.0
                                     ======      =====      ======       ======

  At December 31, 2001 and 2000, the total recorded investment in mortgage loans that are considered to be impaired under SFAS No. 114, "Accounting by Creditors for Impairment of a Loan," along with the related provision for losses were as follows:

                                                               DECEMBER 31
                                                             2001       2000
                                                            --------  ---------
                                                             (IN MILLIONS)
Impaired mortgage loans on real estate with provision
 for losses..............................................   $ 92.5     $ 32.4
Provision for losses.....................................    (42.6)     (14.9)
                                                            ------     ------
Net impaired mortgage loans on real estate...............   $ 49.9     $ 17.5
                                                            ======     ======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

  The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:


                                                     YEARS ENDED DECEMBER 31
                                                      2001    2000      1999
                                                     ------  -------  ---------
                                                          (IN MILLIONS)
Average recorded investment in impaired loans.....   $62.5   $100.3    $135.5
Interest income recognized on impaired loans......     8.4      2.9       4.9




  The payment terms of mortgage loans on real estate may be restructured or modified from time to time. Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

  Restructured commercial mortgage loans aggregated $56.0 million and $60.4 million as of December 31, 2001 and 2000, respectively. The expected gross interest income that would have been recorded had the loans been current in accordance with the original loan agreements and the actual interest income recorded were as follows:


                                                     YEARS ENDED DECEMBER 31
                                                     2001     2000      1999
                                                    -------  -------  ---------
                                                          (IN MILLIONS)
Expected.........................................    $5.0     $5.2      $11.1
Actual...........................................     3.8      4.7        7.2





  At December 31, 2001, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:


COLLATERAL                CARRYING     GEOGRAPHIC                  CARRYING
PROPERTY TYTPE             AMOUNT      CONCENTRATION                AMOUNT
----------------------  -------------  -----------------------  ---------------
                        (IN MILLIONS)                            (IN MILLIONS)
Apartments...........     $1,601.7     East North Central....      $1,072.5
Hotels...............        451.6     East South Central....         490.6
Industrial...........        809.8     Middle Atlantic.......       1,490.4
Office buildings ....      2,601.5     Mountain..............         417.4
Retail...............      1,429.7     New England...........         891.1
Multi family.........          1.8     Pacific...............       1,823.1
Mixed Use............        108.0     South Atlantic........       2,097.5
Agricultural.........      2,532.3     West North Central....         385.1
Other................        243.4     West South Central....         907.0
                                       Canada/Other..........         205.1
Allowance for losses.       (112.8)    Allowance for losses..        (112.8)
                          --------                                 --------
Total................     $9,667.0     Total.................      $9,667.0
                          ========                                 ========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

  Mortgage loans with outstanding principal balances of $2.0 million, bonds with amortized cost of $388.7 million and real estate with a carrying value of $0.5 million were non-income producing for the year ended December 31, 2001.

  Depreciation expense on investment real estate was $4.6 million, $7.9 million, and $7.1 million in 2001, 2000, and 1999, respectively. Accumulated depreciation was $65.1 million and $60.9 million at December 31, 2001 and 2000, respectively.

  The Company sold $542.9 million, $359.2 million, and $172.0 million of commercial mortgage loans in securitization transactions in 2001, 2000, and 1999, respectively, for which it received net proceeds of $546.1 million, $362.4 million and $175.5 million, in 2001, 2000 and 1999, respectively. During 2001, 2000 and 1999, the Company recognized pre-tax gains of $3.2 million, $3.2 million and $3.5 million, respectively, related to these transactions.

  As a result of these securitizations, the Company retained mortgage servicing responsibilities which were recorded as servicing assets. These servicing assets were valued at $1.2 million and $0.8 million at December 31, 2001 and 2000, respectively.

  Investments in other assets, which include unconsolidated joint ventures, partnerships, and limited liability corporations, accounted for by using the equity method of accounting totaled $1,062.1 million and $826.5 million at December 31, 2001 and 2000, respectively. Total combined assets of such investments were $12,541.6 million and $5,040.1 million (consisting primarily of investments), and total combined liabilities were $1,108.6 million and $823.3 million (including $580.0 million and $354.0 million of notes payable) at December 31, 2001 and 2000, respectively. Total combined revenues and expenses of these investments in 2001 were $942.5 million and $645.2 million, respectively, resulting in $297.3 million of total combined income from operations. Total combined revenues and expenses were $508.0 million and $172.7 million, respectively, resulting in $335.3 million of total combined income from operations in 2000. Net investment income on investments accounted for using the equity method totaled $56.4 million, $143.8 million and $65.1 million in 2001, 2000, and 1999 respectively.

NOTE 4.  DERIVATIVES AND HEDGING INSTRUMENTS

  The fair value of derivative instruments classified as assets at December 31, 2001 was $331.2 million, and appears on the consolidated balance sheet in other assets. The fair value of derivative instruments classified as liabilities at December 31, 2001 was $580.0 million, and appears on the consolidated balance sheet in other liabilities.

 Fair Value Hedges

  The Company uses interest rate futures contracts and interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with a counterparty to exchange interest rate payments of a differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

  The Company also manages interest rate exposure by using interest rate swap agreements to modify certain liabilities, such as fixed rate debt and Constant Maturity Treasuries (CMT) indexed liabilities, by converting them to a LIBOR-based floating rate.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 4.  DERIVATIVES AND HEDGING INSTRUMENTS

  The Company enters into interest rate cap agreements, cancelable interest rates swap agreements, and written swaptions to manage the interest rate exposure of options that are embedded in certain assets and liabilities. A written swaption obligates the Company to enter into an interest rate agreement on the expiration date, contingent on future interest rates. Interest rate cap and floor agreements are contracts with a counterparty which require the payment of a premium for the right to receive payments for the difference between the cap or floor interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal). Amounts earned on interest rate cap and floor agreements and swaptions are recorded as an adjustment to net investment income.

  The Company uses equity collar agreements to reduce its equity market exposure with respect to certain common stock investments that the Company holds. A collar consists of a written call option that limits the Company's potential for gain from appreciation in the stock price as well as a purchased put option that limits the Company's potential for loss from a decline in the stock price.

  Currency rate swap agreements are used to manage the Company's exposure to foreign exchange rate fluctuations. Currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on currency rate swap agreements is accrued and recognized as a component of net investment income.

  For the year ended December 31, 2001, the Company recognized a net loss of $16.5 million related to the ineffective portion of its fair value hedges, and a net gain of $1.9 million, related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. Both of these amounts are recorded in net realized investment and other gains and losses. For the year ended December 31, 2001, all of the Company's hedged firm commitments qualified as fair value hedges.

 Cash Flow Hedges

  The Company uses forward starting interest rate swap agreements to hedge the variable cash flows associated with future fixed income asset acquisitions, which will support the Company's long-term care and life insurance businesses. These agreements will reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. During the periods in the future when the acquired assets are held by the Company, the accumulated gain or loss will be amortized into investment income as a yield adjustment on the assets.

  The Company used interest rate futures contracts to hedge the variable cash flows associated with variable benefit payments that it will make on certain annuity contracts. Amounts are reclassified from other comprehensive income when benefit payments are made.

  The Company used interest rate floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses. Amounts are reclassified from other comprehensive income if interest rates fall below certain levels.

  For the year ended December 31, 2001, the Company recognized a loss of $0.2 million related to the ineffective portion of its cash flow hedges, and a net gain of $0.4 million related to the portion of the hedging instruments that was excluded from the assessment of hedge effectiveness. Both of these amounts are recorded in net realized investment and other gains and losses. For the year ended December 31, 2001, all of the Company's hedged forecast transactions qualified as cash flow hedges.

  For the year ended December 31, 2001, a net loss of $0.2 million was reclassified from other accumulated comprehensive income to earnings. It is anticipated that approximately $0.6 million of net gains will be reclassified from other accumulated comprehensive income to earnings within the next twelve months. The maximum length for which variable cash flows are hedged is 24 years.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

  For the year ended December 31, 2001, none of the Company's cash flow hedges have been discontinued because it was probable that the original forecasted transactions would not occur by the end of the originally specified time period documented at inception of the hedging relationship.

  The transition adjustment for the adoption of SFAS No. 133, as amended, resulted in an increase in other comprehensive income of $23.0 million (net of tax of $12.3 million) representing the accumulation in other comprehensive income of the effective portion of the Company's cash flow hedges as of January 1, 2001. For the year ended December 31, 2001, $3.8 million of loss (net of tax of $2.1 million) representing the effective portion of the change in fair value of derivative instruments designated as cash flow hedges was added to accumulated other comprehensive income, resulting in a balance of $19.1 million (net of tax of $10.3 million).

 Derivatives Not Designated as Hedging Instruments

  The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, interest rate futures contracts, and interest rate cap and floor agreements to manage exposure to interest rates as described above under Fair Value Hedges without designating the derivatives as hedging instruments.

NOTE 5.  INCOME TAXES

  The Company participates in the filing of a life/non-life consolidated federal income tax return. The life company sub-group includes three domestic life insurance companies (the Company, John Hancock Variable Life Insurance Company and Investors Partner Life Insurance Company) and a Bermuda life insurance company (John Hancock Reassurance Company, Ltd.) that is treated as a U.S. company for federal income tax purposes. The non-life subgroup consists of John Hancock Financial Services, Inc., John Hancock Subsidiaries, LLC and John Hancock International Holdings, Inc.

  In addition to taxes on operations, mutual life insurance companies are charged an equity base tax. As the Company was a mutual life insurance company for the entire year 1999, it was subject to the re-computation of its 1999 equity base tax liability in its 2000 tax return. The equity base tax is determined by application of an industry-based earnings rate to mutual companies' average equity base, as defined by the Internal Revenue Code. The industry earnings rate is determined by the Internal Revenue Service (IRS) and is not finalized until the subsequent year. The Company estimated its taxes for the current year based on estimated industry earnings rates and revised these estimates up or down when the earnings rates were finalized and published by the IRS in the subsequent year.

  Income before income taxes and cumulative effect of accounting changes includes the following:


                                                     YEARS ENDED DECEMBER 31
                                                     2001      2000      1999
                                                    -------  --------  --------
                                                          (IN MILLIONS)
Domestic.........................................   $761.8   $1,093.5   $210.7
Foreign..........................................      5.6        7.6      6.4
                                                    ------   --------   ------
Income before income taxes and cumulative effect
 of accounting changes...........................   $767.4   $1,101.1   $217.1
                                                    ======   ========   ======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

  The components of income taxes were as follows:


                                                    YEARS ENDED DECEMBER 31
                                                     2001     2000      1999
                                                    -------  -------  ---------
                                                         (IN MILLIONS)
CURRENT TAXES:
 Federal.........................................   $ (9.9)  $ 15.7    $(34.1)
 Foreign.........................................      3.1      1.2       2.3
 State...........................................      4.6     12.0       5.8
                                                    ------   ------    ------
                                                      (2.2)    28.9     (26.0)
DEFERRED TAXES:
 Federal.........................................    210.5    279.4     108.6
 Foreign.........................................     (0.9)     1.6        --
 State...........................................     (6.7)    (1.0)     (1.1)
                                                    ------   ------    ------
                                                     202.9    280.0     107.5
                                                    ------   ------    ------
Total income taxes...............................   $200.7   $308.9    $ 81.5
                                                    ======   ======    ======





  A reconciliation of income taxes computed by applying the federal income tax rate to income before income taxes and the consolidated income tax expense charged to operations follows:


                                                    YEARS ENDED DECEMBER 31
                                                     2001     2000      1999
                                                    -------  -------  ---------
                                                         (IN MILLIONS)
Tax at 35%.......................................   $268.6   $385.4    $ 76.0
Add (deduct):
 Equity base tax.................................    (13.4)   (46.0)     22.2
 Prior year taxes................................      9.9     (0.3)      1.8
 Tax credits.....................................    (28.1)   (20.6)    (12.9)
 Foreign taxes...................................      1.3      0.4       1.0
 Tax exempt investment income....................    (25.7)   (11.5)    (14.4)
 Non-taxable gain on sale of subsidiary..........       --       --     (15.4)
 Disallowed demutualization expenses.............       --       --      31.1
 Other...........................................    (11.9)     1.5      (7.9)
                                                    ------   ------    ------
   Total income taxes............................   $200.7   $308.9    $ 81.5
                                                    ======   ======    ======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

  The significant components of the Company's deferred tax assets and liabilities were as follows:


                                                               DECEMBER 31
                                                             2001       2000
                                                           --------  ----------
                                                             (IN MILLIONS)
DEFERRED TAX ASSETS:
 Policy reserve adjustments.............................   $  485.5   $  492.2
 Other postretirement benefits..........................      136.6      148.9
 Book over tax basis of investments.....................      418.1      299.5
 Dividends payable to policyholders.....................      125.7      117.6
 Interest...............................................       34.5       38.3
 Other..................................................      163.1       51.2
                                                           --------   --------
   Total deferred tax assets                                1,363.5    1,147.7
                                                           --------   --------
DEFERRED TAX LIABILITIES:
 Deferred policy acquisition costs......................      824.5      649.1
 Depreciation...........................................      214.2      211.7
 Basis in partnerships..................................      130.7      109.8
 Market discount on bonds...............................       72.9       64.2
 Pension plan expense...................................      133.6      104.0
 Capitalized charges related to mutual funds............       31.5       56.9
 Lease Income...........................................      523.2      339.4
 Unrealized gains.......................................      135.8       56.7
                                                           --------   --------
   Total deferred tax liabilities.......................    2,066.4    1,591.8
                                                           --------   --------
   Net deferred tax liabilities.........................   $  702.9   $  444.1
                                                           ========   ========





  The Company made an income tax payment of $3.7 million , received an income tax refund of $21.7 million and made an income tax payment of $83.4 million in 2001, 2000 and 1999, respectively.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 6.  CLOSED BLOCK

  As of February 1, 2000, the Company established a closed block for the benefit of certain classes of individual or joint traditional participating whole life insurance policies for which the Company had a dividend scale payable in 1999 and individual term life insurance policies that were in force on February 1, 2000. Assets were allocated to the closed block in an amount that, together with anticipated revenues from policies included in the closed block, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, and taxes, and for continuation of dividend scales payable in 1999, assuming experience underlying such dividend scales continues. Assets allocated to the closed block inure solely to the benefit of the holders of the policies included in the closed block and will not revert to the benefit of the shareholders of JHFS. No reallocation, transfer, borrowing, or lending of assets can be made between the closed block and other portions of the Company's general account, any of its separate accounts, or any affiliate of the Company without approval of the Massachusetts Division of Insurance.

  If, over time, the aggregate performance of the closed block assets and policies is better than was assumed in funding the closed block, dividends to policyholders will be increased. If, over time, the aggregate performance of the closed block assets and policies is less favorable than was assumed in the funding, dividends to policyholders could be reduced.

  The assets and liabilities allocated to the closed block are recorded in the Company's financial statements on the same basis as other similar assets and liabilities. The carrying amount of closed block liabilities in excess of the carrying amount of closed block assets at the date of demutualization (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the maximum future earnings from the assets and liabilities designated to the closed block that can be recognized in income over the period the policies in the closed block remain in force. The Company has developed an actuarial calculation of the timing of such maximum future shareholder earnings, and this is the basis of the policyholder dividend obligation.

  If actual cumulative earnings are greater than expected cumulative earnings, only expected earnings will be recognized in income. Actual cumulative earnings in excess of expected cumulative earnings represents undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation because the excess will be paid to closed block policyholders as an additional policyholder dividend unless otherwise offset by future performance of the closed block that is less favorable than originally expected. If actual cumulative performance is less favorable than expected, only actual earnings will be recognized in income.

  The principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholders' benefits, policyholder dividends, premium taxes, guaranty fund assessments, and income taxes. The principal income and expense items excluded from the closed block are management and maintenance expenses, commissions and net investment income and realized investment gains and losses of investment assets outside the closed block that support the closed block business, all of which enter into the determination of total gross margins of closed block policies for the purpose of the amortization of deferred acquisition costs. The amounts shown in the following tables for assets, liabilities, revenues and expenses of the closed block are those that enter into the determination of amounts that are to be paid to policyholders.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

  The following tables set forth certain summarized financial information relating to the closed block as of the dates indicated:


                                                   DECEMBER 31,   DECEMBER 31,
                                                       2001           2000
                                                   ------------  --------------
                                                         (IN MILLIONS)
LIABILITIES
Future policy benefits..........................    $10,198.7      $ 9,910.5
Policyholder dividend obligation................        251.2           77.0
Policyholders' funds............................      1,460.9        1,459.5
Policyholder dividends payable..................        433.4          409.8
Other closed block liabilities..................         53.7           84.6
                                                    ---------      ---------
 Total closed block liabilities.................     12,397.9       11,941.4
                                                    ---------      ---------
ASSETS
Investments
Fixed maturities:
 Held-to-maturity--at amortized cost
  (fair value: 2001--$100.7; 2000--$2,327.4)....        103.3        2,269.9
 Available-for-sale--at fair value
  (cost: 2001--$5,204.0; 2000--$2,378.7)........      5,320.7        2,353.0
Equity securities:
 Available-for-sale--at fair value
  (cost: 2001--$8.8; 2000--$5.3) ...............         13.4            6.3
Mortgage loans on real estate...................      1,837.0        1,944.0
Policy loans....................................      1,551.9        1,540.6
Short-term investments..........................           --           62.1
Other invested assets...........................         83.1           40.7
                                                    ---------      ---------
 Total investments..............................      8,909.4        8,216.6
Cash and cash equivalents.......................        192.1          305.6
Accrued investment income.......................        158.9          149.3
Other closed block assets ......................        297.5          317.1
                                                    ---------      ---------
 Total closed block assets......................      9,557.9        8,988.6
                                                    ---------      ---------
Excess of reported closed block liabilities over
 assets designated to the closed block..........      2,840.0        2,952.8
                                                    ---------      ---------
Portion of above representing other comprehensive
 income:
 Unrealized appreciation (depreciation), net of
  tax of $43.3 million and $(8.8) million at 2001
  and 2000, respectively........................         80.1          (16.1)
 Allocated to the policyholder dividend
  obligation, net of tax $50.8 million and
  $4.7 million at 2001 and  2000, respectively..        (94.4)          (8.8)
                                                    ---------      ---------
   Total........................................        (14.3)         (24.9)
                                                    ---------      ---------
Maximum future earnings to be recognized from
 closed block assets and liabilities............    $ 2,825.7      $ 2,927.9
                                                    =========      =========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                   DECEMBER 31,   DECEMBER 31,
                                                       2001           2000
                                                   ------------  --------------
                                                         (IN MILLIONS)
Change in the policyholder dividend obligation:
 Balance at beginning of period.................      $ 77.0            --
   Impact on net income before income taxes ....        42.5         $63.5
   Unrealized investment gains (losses).........        67.1          13.5
   Cumulative effect of change in accounting
    principle (1)...............................        64.6            --
                                                      ------         -----
    Balance at end of period....................      $251.2         $77.0
                                                      ======         =====



(1) The cumulative effect of change in accounting principle represents the impact of transferring fixed maturities from held-to-maturity to available-for-sale as part of the adoption of SFAS No. 133 effective January 1, 2001. See Note 1.


                                                                FOR THE PERIOD
                                                     YEAR         FEBRUARY 1
                                                    ENDED          THROUGH
                                                 DECEMBER 31,    DECEMBER 31,
                                                     2001            2000
                                                 ------------  ----------------
                                                        (IN MILLIONS)
REVENUES
 Premiums.....................................    $  940.0        $  865.0
 Net investment income.......................        667.5           591.6
 Net realized investment and other gains
  (losses), net of amounts credited to the
  policyholder dividend obligation of $(17.0)
  million and $14.1 million, respectively.....        (3.6)           (2.9)
 Other closed block revenues..................         0.6            (0.6)
                                                  --------        --------
  Total closed block revenues ................     1,604.5         1,453.1
BENEFITS AND EXPENSES
 Benefits to policyholders....................       924.4           870.0
 Change in policyholder dividend obligation...        54.9            46.6
 Other closed block operating costs and
  expenses....................................        (6.3)          (10.0)
 Dividends to policyholders...................       474.9           407.1
                                                  --------        --------
  Total benefits and expenses.................     1,447.9         1,313.7
                                                  --------        --------
 Closed block revenues, net of closed block
  benefits and expenses, before income taxes
  and cumulative effect of accounting change..       156.6           139.4
 Income taxes, net of amounts credited to the
  policyholder dividend obligation of $4.6
  million and $2.8 million, respectively......        53.0            52.3
                                                  --------        --------
 Closed block revenues, net of closed block
  benefits and expenses and income taxes,
  before cumulative effect of accounting
  change......................................       103.6            87.1
                                                  --------        --------
 Cumulative effect of accounting change,
  net of tax..................................        (1.4)             --
                                                  --------        --------
 Closed block revenu.es, net of closed block
  benefits and expenses, income taxes and the
  cumulative effect of accounting change......    $  102.2        $   87.1
                                                  ========        ========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

  Maximum future earnings from closed block assets and liabilities:


                                                                FOR THE PERIOD
                                                     YEAR         FEBRUARY 1
                                                    ENDED          THROUGH
                                                 DECEMBER 31,    DECEMBER 31,
                                                     2001            2000
                                                 ------------  ----------------
                                                        (IN MILLIONS)
Beginning of period...........................     $2,927.9        $3,015.0
End of period.................................      2,825.7         2,927.9
                                                   --------        --------
 Change during period.........................     $  102.2        $   87.1
                                                   ========        ========


NOTE 7. DEBT AND LINE OF CREDIT

  Short-term and long-term debt consists of the following:


                                                              DECEMBER 31
                                                             2001       2000
                                                           ---------  ---------
                                                             (IN MILLIONS)
SHORT-TERM DEBT:
 Commercial paper.......................................        --     $222.3
 Current maturities of long-term debt...................   $ 124.6       23.0
                                                           -------     ------
Total short-term debt...................................     124.6      245.3
                                                           -------     ------
LONG-TERM DEBT:
 Surplus notes, 7.38% maturing in 2024..................     447.3      447.2
 Notes payable, interest ranging from 5.43% to 14.0%,
  due in varying amounts through 2007...................     296.0      109.8
                                                           -------     ------
Total long-term debt....................................     743.3      557.0
Less current maturities.................................    (124.6)     (23.0)
                                                           -------     ------
Long-term debt..........................................     618.7      534.0
                                                           -------     ------
  Total debt............................................   $ 743.3     $779.3
                                                           =======     ======



  The Company issues commercial paper primarily to meet working capital needs. The Company had no commercial paper outstanding at December 31, 2001. The weighted-average interest rate for outstanding commercial paper at December 31, 2000 was 6.59%. The weighted-average life for outstanding commercial paper at December 31, 2000 was approximately 11 days. Commercial paper borrowing arrangements are supported by a syndicated line of credit.

  The issuance of surplus notes was approved by the Massachusetts Commissioner of Insurance, and any payments of interest or principal on the surplus notes requires the prior approval of the Massachusetts Commissioner of Insurance.

  At December 31, 2001, the Company had a syndicated line of credit with a group of banks totaling $1.0 billion, $500.0 million pursuant to a 364-day commitment which expires on July 26, 2002 and $500.0 million pursuant to a multi-year facility, which expires on August 3, 2005. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain certain minimum levels of net worth and comply with certain other covenants, which were met at December 31, 2001. At December 31, 2001, the Company had no outstanding borrowings under the agreement.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

  Aggregate maturities of long-term debt are as follows: 2002-$124.6 million; 2003-$32.2 million; 2004-$31.5 million; 2005-$25.4 million; 2006-$7.5 million and thereafter-$522.1 million.

  Interest expense on debt, included in other operating costs and expenses, was $59.0 million, $62.6 million, and $70.1 million in 2001, 2000 and 1999, respectively. Interest paid amounted to $55.8 million in 2001, $63.4 million in 2000, and $70.1 million in 1999.

NOTE 8. MINORITY INTEREST

  Minority interest relates to preferred stock issued by Signature Tomato, a subsidiary of Signature Fruit, a subsidiary of the Company, which acquired certain assets and assumed certain liabilities out of bankruptcy proceedings of Tri-Valley Growers, Inc., a cooperative association, and equity interests in consolidated partnerships. For financial reporting purposes, the assets, the liabilities, and earnings of Signature Fruit and the partnerships are consolidated in the Company's financial statements.

  In conjunction with the transaction discussed above, Signature Tomato, a subsidiary of Signature Fruit, issued $2.1 million of 14.24% cumulative, voting preferred stock in exchange for debt. In addition, Signature Fruit sold 3.0% of its Class A membership shares to outside third parties with put options exercisable in a period from one to three years from acquisition. All amounts arising from these transactions have been included in minority interest in the accompanying consolidated balance sheets.

  The minority interest in the equity of consolidated partnerships of approximately $26.1 million reflects the original investment by minority shareholders in various consolidated partnerships, along with their proportional share of the earnings or losses of these partnerships.

NOTE 9. REINSURANCE

  The effect of reinsurance on premiums written and earned was as follows:


                                  2001                    2000                    1999
                                PREMIUMS                PREMIUMS                PREMIUMS
                           WRITTEN     EARNED      WRITTEN     EARNED      WRITTEN      EARNED
                          ----------  ----------  ----------  ----------  ----------  ------------
                                                    (IN MILLIONS)
LIFE, HEALTH AND
 ANNUITY:
Direct..................   $ 3,076.8   $ 3,080.7   $ 3,181.1   $ 3,180.3   $ 2,940.2    $ 2,938.3
Assumed.................       427.7       427.7       465.3       465.4       311.3        311.3
Ceded...................    (1,156.5)   (1,156.5)   (1,255.0)   (1,255.0)   (1,228.5)    (1,228.5)
                           ---------   ---------   ---------   ---------   ---------    ---------
 Net life, health and
  annuity premiums......     2,348.0     2,351.9     2,391.4     2,390.7     2,023.0      2,021.1
                           ---------   ---------   ---------   ---------   ---------    ---------
PROPERTY AND CASUALTY:
Direct..................          --          --          --          --          --           --
Assumed.................          --          --          --          --         0.3          0.3
Ceded...................          --          --          --          --          --           --
                           ---------   ---------   ---------   ---------   ---------    ---------
 Net property and
   casualty premiums....          --          --          --          --         0.3          0.3
                           ---------   ---------   ---------   ---------   ---------    ---------
   Net premiums.........   $ 2,348.0   $ 2,351.9   $ 2,391.4   $ 2,390.7   $ 2,023.3    $ 2,021.4
                           =========   =========   =========   =========   =========    =========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

  For the years ended December 31, 2001, 2000 and 1999, benefits to policyholders under life, health and annuity ceded reinsurance contracts were $552.7 million, $649.4 million, and $514.5 million, respectively.

  On February 28, 1997, the Company sold a major portion of its group insurance business to UNICARE Life & Health Insurance Company (UNICARE), a wholly owned subsidiary of WellPoint Health Networks, Inc. The business sold included the Company's group accident and health business and related group life business and Cost Care, Inc., Hancock Association Services Group and Tri-State, Inc., all of which were indirect wholly-owned subsidiaries of the Company. The Company retained its group long-term care operations. The insurance business sold was transferred to UNICARE through a 100% coinsurance agreement. The Company remains liable to its policyholders to the extent that UNICARE does not meet its contractual obligations under the coinsurance agreement.

  Through the Company's group health insurance operations, the Company entered into a number of reinsurance arrangements in respect of personal accident insurance and the occupational accident component of workers compensation insurance, a portion of which was originated through a pool managed by Unicover Managers, Inc. Under these arrangements, the Company both assumed risks as a reinsurer, and also passed 95% of these risks on to other companies. This business had originally been reinsured by a number of different companies, and has become the subject of widespread disputes. The disputes concern the placement of the business with reinsurers and recovery of the reinsurance. The Company is engaged in disputes, including a number of legal proceedings, in respect of this business. The risk to the Company is that other companies that reinsured the business from the Company may seek to avoid their reinsurance obligations. However, the Company believes that it has a reasonable legal position in this matter. During the fourth quarter of 1999 and early 2000, the Company received additional information about its exposure to losses under the various reinsurance programs. As a result of this additional information and in connection with global settlement discussions initiated in late 1999 with other parties involved in the reinsurance programs, during the fourth quarter of 1999 the Company recognized a charge for uncollectible reinsurance of $133.7 million, after tax, as its best estimate of its remaining loss exposure. The Company believes that any exposure to loss from this issue, in addition to amounts already provided for as of December 31, 2001, would not be material.

  Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurers.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 10.  PENSION BENEFIT PLANS AND OTHER POSTRETIREMENT BENEFIT PLANS

  The Company provides pension benefits to substantially all employees and general agency personnel. These benefits are provided through both qualified defined benefit and defined contribution pension plans. In addition, through nonqualified plans, the Company provides supplemental pension benefits to employees with salaries and/ or pension benefits in excess of the qualified plan limits imposed by federal tax law. Pension benefits under the defined benefit plans had been based on years of service and average compensation generally during the three years prior to retirement. In 2001, the defined benefit pension plans were amended to a cash balance basis under which benefits are based on career average compensation. Under grandfathering rules, employees over a certain age and with at least a certain number of years of service will receive pension benefits based on the greater of the benefit from the cash balance basis or the prior final average salary basis. This amendment became effective on January 1, 2002. Benefits related to the Company's defined benefit pension plans paid to employees and retirees covered by annuity contracts issued by the Company amounted to $115.9 million in 2001, $102.2 million in 2000, and $97.6 million in 1999. Plan assets consist principally of listed equity securities and corporate obligations and U.S. government securities.

  The Company's funding policy for qualified defined benefit plans is to contribute annually an amount in excess of the minimum annual contribution required under the Employee Retirement Income Security Act (ERISA). This amount is limited by the maximum amount that can be deducted for federal income tax purposes. Because the qualified defined benefit plans are overfunded, no amounts were contributed to these plans in 2001 or 2000. The funding policy for nonqualified defined benefit plans is to contribute the amount of the benefit payments made during the year. The projected benefit obligation and accumulated benefit obligation for the non-qualified defined benefit pension plans, which are underfunded, for which accumulated benefit obligations are in excess of plan assets were $258.7 million, and $236.2 million, respectively, at December 31, 2001, and $256.3 million, and $244.3 million, respectively, at December 31, 2000. Non-qualified plan assets, at fair value, were $4.6 million and $0.8 million at December 31, 2000 and 1999, respectively.

  Defined contribution plans include The Investment Incentive Plan and the Savings and Investment Plan. The expense for defined contribution plans was $10.6 million, $8.3 million, and $8.3 million, in 2001, 2000 and 1999, respectively.

  In addition to the Company's defined benefit pension plans, the Company has employee welfare plans for medical, dental, and life insurance covering most of its retired employees and general agency personnel.

  Substantially all employees may become eligible for these benefits if they reach certain age and service requirements while employed by the Company. The postretirement health care and dental coverages are contributory based on service for post January 1, 1992 non-union retirees. A small portion of pre-January 1, 1992 non-union retirees also contribute. The applicable contributions are based on service.

  The Company's policy is to fund postretirement benefits in amounts at or below the annual tax qualified limits. As of December 31, 2001 and 2000, plan assets related to non-union employees were comprised of an irrevocable health insurance contract to provide future health benefits to retirees. Plan assets related to union employees were comprised of approximately 60% equity securities and 40% fixed income investments.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 10.  PENSION BENEFIT PLANS AND OTHER POSTRETIREMENT BENEFIT PLANS
  (CONTINUED)

  The changes in benefit obligation and plan assets related to the Company's qualified and nonqualified benefit plans are summarized as follows:



                                         YEARS ENDED DECEMBER 31
                                                       OTHER POSTRETIREMENT
                                PENSION BENEFITS              BENEFITS
                             ------------------------  ---------------------
                                2001         2000        2001         2000
                             -----------  -----------  ----------  ------------
                                              (IN MILLIONS)
CHANGE IN BENEFIT
 OBLIGATION:
 Benefit obligation at
  beginning of year.......    $1,803.6     $1,905.3     $ 486.8      $ 443.2
 Service cost.............        30.7         34.0         5.9          7.8
 Interest cost............       129.1        129.2        31.8         30.9
 Amendments...............        50.1        (10.3)      (48.3)          --
 Actuarial loss (gain)....        46.7       (143.7)       (1.3)        36.6
 Benefits paid............      (127.1)      (110.9)      (29.6)       (31.7)
 Curtailment..............          --           --        (3.9)          --
                              --------     --------     -------      -------
 Benefit obligation at end
  of year.................     1,933.1      1,803.6       441.4        486.8
                              --------     --------     -------      -------
CHANGE IN PLAN ASSETS:
 Fair value of plan assets
  at beginning of year....     2,410.9      2,384.4       261.4        232.9
 Actual return on plan
  assets..................      (105.8)       125.2        (6.7)         0.3
 Employer contribution....        18.9         12.2          --         35.5
 Benefits paid............      (127.1)      (110.9)       (9.0)        (7.3)
                              --------     --------     -------      -------
 Fair value of plan assets
  at end of year..........     2,196.9      2,410.9       245.7        261.4
                              --------     --------     -------      -------
Funded status.............       263.8        607.3      (195.7)      (225.4)
Unrecognized actuarial loss
 (gain)...................        24.3       (400.5)      (95.3)      (139.7)
Unrecognized prior service
 cost.....................        67.9         24.1       (47.5)        (1.4)
Unrecognized net transition
 asset....................         0.1          0.2          --           --
                              --------     --------     -------      -------
Prepaid (accrued) benefit
 cost, net................    $  356.1     $  231.1     $(338.5)     $(366.5)
                              ========     ========     =======      =======
AMOUNTS RECOGNIZED IN THE
CONSOLIDATED BALANCE SHEETS
CONSIST OF:
 Prepaid benefit cost.....    $  523.9     $  380.7
 Accrued benefit liability      (231.6)      (243.5)
 Intangible asset.........         0.5          6.0
 Accumulated other
  comprehensive income....        63.3         87.9
                              --------     --------
Prepaid benefit cost, net.    $  356.1     $  231.1
                              ========     ========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 10.  PENSION BENEFIT PLANS AND OTHER POSTRETIREMENT BENEFIT PLANS
  (CONTINUED)

  The assumptions used in accounting for the Company's qualified and nonqualified benefit plans were as follows:


                                         YEARS ENDED DECEMBER 31
                                                         OTHER POSTRETIREMENT
                                 PENSION BENEFITS              BENEFITS
                             ------------------------  ------------------------
                                2001         2000         2001         2000
                             -----------  -----------  ----------  ------------
Discount rate.............      7.25%        7.25%       7.25%        7.25%
Expected return on plan
 assets...................      9.50%        9.00%       9.50%        9.00%
Rate of compensation
 increase.................      4.20%        4.77%       4.20%        4.77%



  For measurement purposes, an 8.75% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2002. The rate was assumed to decrease gradually to 5.25% in 2006 and remain at that level thereafter.

  For the prior valuation, a 5.50% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2001. The rate was assumed to decrease gradually to 5.25% in 2001 and remain at that level thereafter.

  The net periodic benefit (credit) cost related to the Company's qualified and nonqualified benefit plans includes the following components:


                                       YEARS ENDED DECEMBER 31
                                                         OTHER POSTRETIREMENT
                             PENSION BENEFITS                  BENEFITS
                        ---------------------------   --------------------------
                         2001      2000      1999      2001     2000      1999
                        --------  --------  --------  -------  -------  --------
                                            (IN MILLIONS)
Service cost.........   $  30.7   $  34.0   $  33.8   $  5.9   $  7.8    $  7.5
Interest cost........     129.1     129.2     119.0     31.8     30.9      28.7
Expected return on
 plan assets.........    (223.8)   (209.9)   (182.9)   (24.4)   (24.1)    (18.3)
Amortization of
 transition asset....       0.1     (12.0)    (12.1)      --       --        --
Amortization of prior
 service cost........       6.5       4.6       3.9     (2.2)    (0.2)     (0.2)
Recognized actuarial
 gain................     (18.3)     (9.3)     (6.3)    (6.8)    (8.7)     (8.5)
Other................        --        --        --     (3.9)      --        --
                        -------   -------   -------   ------   ------    ------
 Net periodic benefit
  (credit) cost......   $ (75.7)  $ (63.4)  $ (44.6)  $  0.4   $  5.7    $  9.2
                        =======   =======   =======   ======   ======    ======



  Assumed health care cost trend rates have a significant effect on the amounts reported for the healthcare plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:


                                                1-PERCENTAGE     1-PERCENTAGE
                                               POINT INCREASE   POINT DECREASE
                                               --------------  ----------------
                                                       (IN MILLIONS)
Effect on total of service and interest costs
  in 2001...................................       $ 4.0           $ (3.7)
Effect on postretirement benefit obligations
 as of December 31, 2001....................        42.2            (38.8)

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 11.  COMMITMENTS AND CONTINGENCIES

  The Company has extended commitments to purchase fixed maturity investments, preferred and common stock, and other invested assets and to issue mortgage loans on real estate totaling $518.4 million, $0.3 million, $491.2 million and $212.9 million, respectively at December 31, 2001. If funded, loans related to real estate mortgages would be fully collateralized by related properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The estimated fair values of the commitments described above aggregate $1.2 billion at December 31, 2001. The majority of these commitments expire in 2002.

  In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 2001. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

 Class Action

  During 1997, the Company entered into a court-approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, the Company specifically denied any wrongdoing. The total reserve held in connection with the settlement to provide for relief to class members and for legal and administrative costs associated with the settlement amounted to $52.7 million and $224.0 million at December 31, 2001 and 2000, respectively. Costs incurred related to the settlement were $30.0 million and $140.2 million in 2001 and 1999, respectively. No such costs were incurred in 2000. The estimated reserve is based on a number of factors, including the estimated cost per claim and the estimated costs to administer the claims.

  During 1996, management determined that it was probable that a settlement would occur and that a minimum loss amount could be reasonably estimated. Accordingly, the Company recorded its best estimate based on the information available at the time. The terms of the settlement agreement were negotiated throughout 1997 and approved by the court on December 31, 1997. In accordance with the terms of the settlement agreement, the Company contacted class members during 1998 to determine the actual type of relief to be sought by class members. The majority of the responses from class members were received by the fourth quarter of 1998. The type of relief sought by class members differed from the Company's previous estimates, primarily due to additional outreach activities by regulatory authorities during 1998 encouraging class members to consider alternative dispute resolution (ADR) relief. In 1999, the Company updated its estimate of the cost of claims subject to alternative dispute resolution relief and revised its reserve estimate accordingly. The reserve estimate was further evaluated quarterly, and was adjusted as noted above, in the fourth quarter of 2001. The adjustment to the reserve in 2001 was the result of the Company being able to better estimate the cost of settling the remaining claims, which on average tend to be larger, more complicated claims.
 The better estimate comes from experience with actual settlements on similar claims.

  Administration of the ADR component of the settlement continues to date. Although some uncertainty remains as to the cost of claims in the final phase (i.e., arbitration) of the ADR process, it is expected that the final cost of the settlement will not differ materially from the amounts presently provided for by the Company.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

 Harris Trust

  Since 1983, the Company has been involved in complex litigation known as Harris Trust and Savings Bank, as Trustee of Sperry Master Retirement Trust No. 2 v. John Hancock Mutual Life Insurance Company (S.D.N.Y. Civ. 83-5491). After successive appeals to the Second Circuit and to the U.S. Supreme Court, the case was remanded to the District Court and tried to a Federal District Court judge in 1997.The judge issued an opinion in November 2000.

  In that opinion the Court found against the Company and awarded the Trust approximately $13.8 million in relation to this claim together with unspecified additional pre-judgment interest on this amount from October 1988. The Court also found against the Company on issues of liability valuation and ERISA law. Damages in the amount of approximately $5.7 million, together with unspecified pre-judgment interest from December 1996, were awarded on these issues. As part of the relief, the judge ordered the removal of Hancock as a fiduciary to the plan. On April 11, 2001, the Court entered a judgment against the Company for approximately $84.9 million, which includes damages to the plaintiff, pre-judgment interest, attorney's fees and other costs.

  The Company believes that the underlying case was incorrectly decided and there are promising grounds for challenging the District Court's decision. Therefore, the Company has filed an appeal and believes that it is probable that the Appeals Court will reverse the lower court's decision. Notwithstanding what the Company believes to be the merits of the Company's position in this case, if unsuccessful, its ultimate liability, including fees, costs and interest could have a material adverse impact on net income. However, the Company does not believe that any such liability would be material in relation to its financial position or liquidity.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 12.  SHAREHOLDER'S EQUITY

  (a) Common Stock

  As result of the Reorganization, as described in Note 1, the Company was converted to a stock life insurance company. The Company has one class of capital stock, common stock ($10,000 par value, 1,000 shares authorized and outstanding). All of the outstanding common stock of the Company is owned by JHFS, the parent.

  (b) Other Comprehensive Income

  The components of accumulated other comprehensive income are as follows:


                                                                 NET
                                                             ACCUMULATED     FOREIGN                  ACCUMULATED
                                                  NET         GAIN (LOSS)    CURRENCY     MINIMUM         OTHER
                                              UNREALIZED     ON CASH FLOW  TRANSLATION    PENSION    COMPREHENSIVE
                                            GAINS (LOSSES)      HEDGES      ADJUSTMENT   LIABILITY       INCOME
                                            --------------  -------------  -----------  ----------   -------------
                                                                          (IN MILLIONS)
Balance at December 31, 1998 ............      $ 320.5             --        $ (0.7)     $ (38.3)        $ 281.5
Gross unrealized gains (losses)
 (net of deferred income tax
 benefit of $234.7 million) .............       (453.8)            --            --           --          (453.8)
Reclassification (losses),
 realized in net income
 (net of tax expense of
 $4.5 million)  .........................          8.2             --            --           --             8.2
Adjustment for participating
 group annuity contracts
 (net of deferred income tax
 expense of $40.1 million) ..............         74.6             --            --           --            74.6
Adjustment for deferred policy
 acquisition costs and present
 value of future profits (net
 of deferred income tax
 expense of $60.7 million) ..............        119.6             --            --           --           119.6
                                               -------            ---        ------       ------          ------
Net unrealized gains (losses) ...........       (251.4)            --            --           --          (251.4)
Foreign currency translation
 adjustment .............................           --             --          (1.8)          --            (1.8)
Minimum pension liability (net of
 deferred income tax
 benefit of $12.3 million) ..............           --             --            --        (22.9)          (22.9)
                                               -------            ---        ------       ------          ------
Balance at December 31, 1999 ............      $  69.1             --        $ (2.5)      $(61.2)         $  5.4
                                               =======            ===        ======       ======          ======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                             NET
                                         ACCUMULATED     FOREIGN                  ACCUMULATED
                             NET         GAIN (LOSS)    CURRENCY     MINIMUM         OTHER
                          UNREALIZED     ON CASH FLOW  TRANSLATION    PENSION    COMPREHENSIVE
                        GAINS (LOSSES)      HEDGES      ADJUSTMENT   LIABILITY       INCOME
                        --------------  -------------  -----------  ----------   -------------
                                                    (IN MILLIONS)
Balance at December
 31, 1999 . . . . . .      $ 69.1             --         $(2.5)      $(61.2)        $  5.4
Gross unrealized gains
 (losses) (net of
 deferred income tax
 benefit of $8.1
 million) . . . . . .       (12.7)            --            --           --          (12.7)
Reclassification
 adjustments for
 gains (losses),
 realized in net
 income (net of tax
 expense of
 $59.8 million) . . .       111.2             --            --           --          111.2
Adjustment for
 participating
 group annuity
 contracts
 (net of deferred
 income tax
 expense of $3.6
 million) . . . . . .        (6.8)            --            --           --           (6.8)
Adjustment for
 policyholder dividend
 obligation (net of
 income tax
 benefit of $4.7
 million. . . . . . .        (8.8)            --            --           --           (8.8)
Adjustment for
 deferred policy
 acquisition costs and
 present
 value of future
 profits (net
 of deferred income
 tax expense of
 $15.4 million) . . .       (28.3)            --            --           --          (28.3)
                           ------          -----         -----       ------         ------
Net unrealized gains
 (losses) . . . . . .        54.6             --            --           --           54.6
Foreign currency
 translation
 adjustment . . . . .          --             --          (1.5)          --           (1.5)
Minimum pension
 liability (net of
 deferred income tax
 benefit of $4.4
 million) . . . . . .          --          -----            --          8.2            8.2
                           ------              -         -----       ------         ------
Balance at December
 31, 2000 . . . . . .      $123.7             --         $(4.0)      $(53.0)        $ 66.7
                           ======          =====         =====       ======         ======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                                NET
                                                            ACCUMULATED      FOREIGN                   ACCUMULATED
                                                NET         GAIN (LOSS)     CURRENCY      MINIMUM         OTHER
                                             UNREALIZED     ON CASH FLOW   TRANSLATION    PENSION     COMPREHENSIVE
                                           GAINS (LOSSES)      HEDGES       ADJUSTMENT   LIABILITY       INCOME
                                           --------------   -------------  -----------   ---------    -------------
                                                                         (IN MILLIONS)
Balance at December 31, 2000 ............     $  123.7           --           $(4.0)       $(53.0)         $ 66.7
Gross unrealized gains (losses)
 (net of deferred income tax
 benefit of $49.1 million) ..............        (88.3)          --              --            --           (88.3)
Reclassification adjustment for
 gains (losses), realized in net
 income (net of tax expense of
 $80.8 million) .........................        150.1           --              --            --           150.1
Adjustment for participating
 group annuity contracts (net
 of deferred income tax
 benefit of $5.1 million) ...............         (9.5)          --              --            --            (9.5)
Adjustment for deferred policy
 acquisition costs and present
 value of future profits (net of
 deferred income tax benefit
 of $25.8 million)  .....................        (47.8)          --              --            --           (47.8)
Adjustment for net shadow
 policyholder dividend
 obligation (net of tax benefit
 of $46.1 million)  .....................        (85.6)          --              --            --           (85.6)
                                                ------        -----           -----        ------          ------
Net unrealized gains (losses) ...........        (81.1)          --              --            --           (81.1)
Foreign currency translation
 adjustment .............................           --           --             1.0            --             1.0
Minimum pension liability (net
 of deferred income tax
 expense of $8.2 million) ...............           --           --              --          15.2            15.2
Net accumulated gains (losses)
 on cash flow hedges (net
 of tax benefit of $2.1
 million) ...............................           --        $(3.8)             --            --            (3.8)
Change in accounting principle
 (net of income tax expense of
 $122.6 million)  .......................        204.7         22.9              --            --           227.6
                                                ------        -----           -----        ------          ------
Balance at December 31, 2001 ............       $247.3        $19.1           $(3.0)       $(37.8)         $225.6
                                                ======        =====           =====        ======          ======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

  Net unrealized investment and other gains (losses), included in the consolidated balance sheets as a component of shareholder's equity, are summarized as follows:


                                                         YEAR ENDED
                                                  2001      2000       1999
                                                ---------  --------  ----------
                                                       (IN MILLIONS)
BALANCE, END OF YEAR COMPRISES:
 Unrealized investment gains (losses) on:
  Fixed maturities...........................   $ 294.1    $ 103.0    $(190.5)
  Equity investments.........................     129.2      258.5      136.6
  Derivatives and other......................     205.0     (155.8)     107.5
                                                -------    -------    -------
Total........................................     628.3      205.7       53.6
AMOUNTS OF UNREALIZED INVESTMENT (GAINS)
 LOSSES ATTRIBUTABLE TO:
  Participating group annuity contracts......     (49.0)     (34.4)     (24.0)
  Deferred policy acquisition cost and present
   value of future profits...................     (51.0)      22.6       66.3
  Policyholder dividend obligation...........    (145.2)     (13.5)        --
  Deferred federal income taxes..............    (135.8)     (56.7)     (26.8)
                                                -------    -------    -------
Total........................................    (381.0)     (82.0)      15.5
                                                -------    -------    -------
Net unrealized investment gains..............   $ 247.3    $ 123.7    $  69.1
                                                =======    =======    =======



 (c) Statutory Results

  The Company adopted the new codified statutory accounting principles (Codification) effective January 1, 2001. Codification changes prescribe statutory accounting practices and results in changes to the accounting practices that the Company and its domestic life insurance subsidiaries use to prepare their statutory-basis financial statements.

  The Company and its domestic insurance subsidiaries prepare their statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the state of domicile. For the Life Company the Commonwealth of Massachusetts only recognizes statutory accounting practices prescribed or permitted by Massachusetts insurance regulations and laws. The National Association of Insurance Commissioners' "Accounting Practices and Procedures" manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by Massachusetts. The Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices.

  Prior to 2001, the Commissioner had provided the Company approval to recognize as an admitted asset the pension plan prepaid expense in accordance with the requirements of SFAS No. 87, "Employers' Accounting for Pensions." Beginning in 2001, the Commissioner has provided the Company with approval to phase-in over a three-year period the impact of implementing the material provisions of statutory SSAP No. 8, "Pensions." As a result of this permitted practice, the Company's reported statutory surplus as of December 31, 2001 is increased by $319.5 million over what it would be under NAIC SAP. Statutory net income is not impacted by this permitted practice.

  In addition, during 2000 and 1999, the Company received permission from the Commonwealth of Massachusetts Division of Insurance to record its Asset Valuation Reserve in excess of the prescribed maximum reserve level by $36.7 million and $48.0 million at December 31, 2000 and 1999, respectively. There are no other material permitted practices.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

  Statutory net income and surplus include the accounts of the Company and its variable life insurance subsidiary, John Hancock Variable Life Insurance Company, including its wholly-owned subsidiary, Investors Partner Life Insurance Company. Investors Guaranty Life Insurance Company, a former subsidiary of the Company, was sold in 2001, and its statutory net income for the period January 1, 2001 to May 22, 2001 and for the years 2000 and 1999, and its statutory surplus at December 31, 2000 and 1999, are included in the table below.


                                    AS OF OR FOR THE YEARS ENDED DECEMBER 31
                                        2001           2000           1999
                                        ----           ----           ----
                                                  (IN MILLIONS)
Statutory surplus................     $3,513.6       $3,700.5       $3,456.7
Statutory net income.............        631.4          617.6          573.2



  Massachusetts has enacted laws governing the payment of dividends by insurers. Under Massachusetts insurance law, no insurer may pay any shareholder dividends from any source other than statutory unassigned funds without the prior approval of the Massachusetts Division of Insurance. Massachusetts law also limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Massachusetts Division of Insurance, to the greater of (i) 10% of its statutory policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year, if such insurer is a life company.

NOTE 13.  SEGMENT INFORMATION

  The Company's reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets or distribution channels.

 Protection Segment

  Offers a variety of individual life insurance and individual and group long-term care insurance products, including participating whole life, term life, universal life, variable life, and retail and group long-term care insurance. Products are distributed through multiple distribution channels, including insurance agents and brokers and alternative distribution channels that include banks, financial planners, direct marketing and the Internet.

 Asset Gathering Segment

  Offers individual annuities and mutual fund products and services. Individual annuities consist of fixed deferred annuities, fixed immediate annuities, single premium immediate annuities, and variable annuities. Mutual fund products and services primarily consist of open-end mutual funds and closed end funds. This segment distributes its products through distribution channels including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, and banks.

 Guaranteed and Structured Financial Products (G&SFP) Segment

  Offers a variety of retirement products to qualified defined benefit plans, defined contribution plans and non-qualified buyers. The Company's products include guaranteed investment contracts, funding agreements, single premium annuities, and general account participating annuities and fund type products. These contracts provide non-guaranteed, partially guaranteed, and fully guaranteed investment options through general and separate account products. The segment distributes its products through a combination of dedicated regional representatives, pension consultants and investment professionals.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

 Investment Management Segment

  Offers a wide range of investment management products and services to investors covering a variety of private and publicly traded asset classes including fixed income, equity, mortgage loans, and real estate. This segment distributes its products through a combination of dedicated sales and marketing professionals, independent marketing specialists, and investment professionals.

 Corporate and Other Segment

  Primarily consists of the Company's international group insurance program, certain corporate operations, and businesses that are either disposed or in run-off. The international group insurance program consists of an international network of 46 insurers that coordinate and/or reinsure group life, health, disability and pension coverage for foreign and globally mobile employees of multinational companies in 50 countries and territories. Corporate operations primarily include certain financing activities, income on capital not specifically allocated to the reporting segments and certain non-recurring expenses not allocated to the segments. The disposed businesses primarily consist of group health insurance and related group life insurance, property and casualty insurance and selected broker/dealer operations.

  The accounting policies of the segments are the same as those described in the summary of significant accounting policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

  Management of the Company evaluates performance based on segment after-tax operating income, which excludes the effect of net realized investment and other gains (losses) and unusual or non-recurring events and transactions. Segment after-tax operating income is determined by adjusting GAAP net income for net realized investment and other gains (losses), including gains and losses on disposals of businesses and certain other items which management believes are not indicative of overall operating trends. While these items may be significant components in understanding and assessing the Company's financial performance, management believes that the presentation of after-tax operating income enhances its understanding of the Company's results of operations by highlighting net income attributable to the normal, recurring operations of the business.

  Amounts reported as segment adjustments in the tables below primarily relate to: (i) certain net realized investment and other gains (losses), net of related amortization adjustment for deferred policy acquisition costs, amounts credited to participating pension contractholder accounts and policyholder dividend obligation (the adjustment for net realized investment and other gains (losses) excludes gains and losses from mortgage securitizations and investments backing short-term funding agreements because management views the related gains and losses as an integral part of the core business of those operations); (ii) benefits to policyholders and expenses incurred relating to the settlement of a class action lawsuit against the Company involving certain individual life insurance policies sold from 1979 through 1996; (iii) restructuring costs related to our distribution systems, retail operations and mutual fund operations; (iv) the surplus tax on mutual life insurance companies which as a stock company is no longer applicable to the Company; (v) a fourth quarter 1999 charge for uncollectible reinsurance related to certain assumed reinsurance business; (vi) a fourth quarter 1999 charge for a group pension dividend resulting from demutualization related asset transfers and the formation of a corporate account; (vii) a charge for certain one time costs associated with the demutualization process; and (viii) cumulative effect of accounting changes.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

  The following table summarizes selected financial information by segment for the year ended or as of December 31 and reconciles segment revenues and segment after-tax operating income to amounts reported in the consolidated statements of income (in millions):


                                      ASSET                 INVESTMENT  CORPORATE
2001                    PROTECTION  GATHERING     G&SFP     MANAGEMENT  AND OTHER   CONSOLIDATED
----                    ----------  ----------  ----------  ----------  ---------  --------------
REVENUES:
Segment revenues.....   $ 3,054.7   $ 1,155.0   $ 2,369.5   $  143.2    $  650.6     $ 7,373.0
Net realized
 investment and other
 gains (losses)......       (98.1)      (54.8)     (121.1)      (0.2)       25.2        (249.0)
                        ---------   ---------   ---------   --------    --------     ---------
Revenues.............   $ 2,956.6   $ 1,100.2   $ 2,248.4   $  143.0    $  675.8     $ 7,124.0
                        =========   =========   =========   ========    ========     =========
Net investment income   $ 1,258.5   $   498.5   $ 1,834.5   $   28.7    $   26.0     $ 3,646.2
NET INCOME:
Segment after-tax
 operating
 income..............       284.3       148.3       238.0       29.8        55.4         755.8
Realized investment
 gains (losses), net.       (62.2)      (34.7)      (77.0)      (0.2)       16.6        (157.5)
Class action lawsuit.          --          --          --         --       (19.5)        (19.5)
Restructuring charges        (4.4)      (17.6)       (1.2)      (0.9)       (1.3)        (25.4)
Surplus tax..........         9.6         0.2         2.6        0.1         0.8          13.3
Cumulative effect of
 accounting
 changes, net of tax         11.7        (0.5)       (1.2)      (0.2)       (2.6)          7.2
                        ---------   ---------   ---------   --------    --------     ---------
Net income...........   $   239.0   $    95.7   $   161.2   $   28.6    $   49.4     $   573.9
                        =========   =========   =========   ========    ========     =========
SUPPLEMENTAL
 INFORMATION:
Inter-segment revenues         --          --          --   $   28.0    $  (28.0)           --
Equity in net income
 of investees
 accounted for by the
 equity method.......   $    12.9   $     7.0   $    24.8        6.9         4.8     $    56.4
Amortization of
 deferred policy
 acquisition costs...       171.3        75.0         2.4         --         0.3         249.0
Interest expense.....         0.9         1.9          --       12.4        43.8          59.0
Income tax expense...       108.8        35.0        71.0       16.2       (30.3)        200.7
Segment assets.......    28,912.5    14,740.5    32,253.9    2,049.8     3,168.0      81,124.7

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                      ASSET              INVESTMENT  CORPORATE
2001                    PROTECTION  GATHERING   G&SFP    MANAGEMENT  AND OTHER   CONSOLIDATED
----                    ----------  ---------  --------  ----------  ---------  --------------
                                                   (IN MILLIONS)
NET REALIZED
 INVESTMENT AND OTHER
 GAINS (LOSSES) DATA:
Net realized
 investment and other
 gains (losses)......    $(122.9)    $(76.4)   $ (78.8)    $ 3.0      $25.2        $(249.9)
Less amortization of
 deferred policy
 acquisition costs
 related to net
 realized investment
 and other gains
 (losses)............        7.8       21.6         --        --         --           29.4
Less amounts credited
 to participating pension
 contractholder
 accounts............         --         --      (42.3)       --         --          (42.3)
Add amounts credited
 to the policyholder
 dividend obligation.       17.0         --         --        --         --           17.0
                         -------     ------    -------     -----      -----        -------
Net realized
 investment and other
 gains (losses), net
 of related
 amortization of
 deferred policy
 acquisition costs,
 amounts credited to
 participating pension
 contractholders and
 amounts credited to
 the policyholder
 dividend obligation-
 per the consolidated
 financial statements      (98.1)     (54.8)    (121.1)      3.0       25.2         (245.8)
Less net realized
 investment and
 other gains (losses)
 attributable to
 mortgage
 securitizations.....         --         --         --      (3.2)        --           (3.2)
                         -------     ------    -------     -----      -----        -------
Net realized
 investment and other
 gains (losses),
 net-pre-tax
 adjustment made to
 calculate segment
 operating income....      (98.1)     (54.8)    (121.1)     (0.2)      25.2         (249.0)
Less income tax effect      35.9       20.1       44.1        --       (8.6)          91.5
                         -------     ------    -------     -----      -----        -------
Net realized
 investment and other
 gains (losses),
 net-after-tax
 adjustment made to
 calculate segment
 operating income....    $ (62.2)    $(34.7)   $ (77.0)    $(0.2)     $16.6        $(157.5)
                         =======     ======    =======     =====      =====        =======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                      ASSET                 INVESTMENT  CORPORATE
2000                    PROTECTION  GATHERING     G&SFP     MANAGEMENT  AND OTHER   CONSOLIDATED
----                    ----------  ----------  ----------  ----------  ---------  --------------
                                                     (IN MILLIONS)
REVENUES:
Segment revenues.....   $ 2,887.0   $ 1,195.9   $ 2,427.2    $  212.0   $  577.0     $ 7,299.1
Net realized
 investment and
 other gains (losses)       (24.4)       15.4       (64.7)        7.1      141.7          75.1
                        ---------   ---------   ---------    --------   --------     ---------
Revenues.............   $ 2,862.6   $ 1,211.3   $ 2,362.5    $  219.1   $  718.7     $ 7,374.2
                        =========   =========   =========    ========   ========     =========
Net investment income   $ 1,196.3   $   445.8   $ 1,741.9    $   22.7   $  157.2     $ 3,563.9
NET INCOME:
Segment after-tax
 operating income....       238.8       128.8       211.6        46.8       82.4         708.4
Realized investment
 gains (losses), net.       (18.2)       18.6       (40.5)        4.4       87.3          51.6
Restructuring charges        (6.7)       (1.4)       (2.6)         --       (1.3)        (12.0)
Surplus tax..........        20.8         0.6         6.5          --       18.1          46.0
Demutualization
 expenses............         1.6         0.4         0.4          --        0.1           2.5
Other demutualization
 related costs.......        (6.8)       (1.3)       (1.7)         --       (0.2)        (10.0)
Group pension dividend
 transfer............          --          --         5.7          --         --           5.7
                        ---------   ---------   ---------    --------   --------     ---------
Net income...........   $   229.5   $   145.7   $   179.4    $   51.2   $  186.4     $   792.2
                        =========   =========   =========    ========   ========     =========
SUPPLEMENTAL
 INFORMATION:
Inter-segment revenues         --          --          --    $   39.1   $  (39.1)           --
Equity in net income
 of investees
 accounted for by the
 equity method.......   $     7.5   $     3.5   $    11.2        16.8      104.8     $   143.8
Amortization of
 deferred policy
 acquisition costs...       106.0        78.8         2.6          --       (0.3)        187.1
Interest expense.....         2.9         3.5         1.0        12.1       43.1          62.6
Income tax expense...        82.0        57.9        78.3        35.2       55.5         308.9
Segment assets.......   $27,091.5   $14,067.2   $31,161.1    $3,124.5   $2,967.7     $78,412.0

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                      ASSET              INVESTMENT  CORPORATE
2000                    PROTECTION  GATHERING   G&SFP    MANAGEMENT  AND OTHER   CONSOLIDATED
----                    ----------  ---------  --------  ----------  ---------  --------------
                                                   (IN MILLIONS)
NET REALIZED
 INVESTMENT AND OTHER
 GAINS (LOSSES) DATA:
Net realized
 investment and other
 gains (losses)......      (23.2)      18.9      (57.8)     10.3       141.7          89.9
Less amortization of
 deferred policy
 acquisition costs
 related to net
 realized investment
 and other
 gains (losses)......       12.9       (3.5)        --        --          --           9.4
Less amounts credited
 to participating pension
 contractholder
 accounts............         --         --       (6.9)       --          --          (6.9)
Less amounts credited
 to policyholder dividend
 obligation..........      (14.1)        --         --        --          --         (14.1)
                         -------     ------    -------    ------     -------       -------
Net realized
 investment and other
 gains (losses), net
 of related
 amortization of
 deferred policy
 acquisition costs,
 amounts credited to
 participating pension
 contractholders and
 amounts credited to
 the policyholder
 dividend obligation-
 per consolidated
 financial statements.     (24.4)      15.4      (64.7)     10.3       141.7          78.3
Less net realized
 investment and
 other gains (losses)
 attributable to mortgage
 securitizations.....         --         --         --      (3.2)         --          (3.2)
                         -------     ------    -------    ------     -------       -------
Net realized
 investment and other
 gains (losses),
 net-pre-tax
 adjustment made to
 calculate segment
 operating income.....     (24.4)      15.4      (64.7)      7.1       141.7          75.1
Less income tax effect       6.2        3.2       24.2      (2.7)      (54.4)        (23.5)
                         -------     ------    -------    ------     -------       -------
Net realized
 investment and other
 gains (losses),
 net-after-tax
 adjustment made to
 calculate segment
 operating income.....   $ (18.2)    $ 18.6    $ (40.5)   $  4.4     $  87.3       $  51.6
                         =======     ======    =======    ======     =======       =======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                      ASSET                 INVESTMENT  CORPORATE
1999                    PROTECTION  GATHERING     G&SFP     MANAGEMENT  AND OTHER   CONSOLIDATED
----                    ----------  ----------  ----------  ----------  ---------  --------------
                                                     (IN MILLIONS)
REVENUES:
Segment revenues.....   $ 2,756.9   $ 1,057.3   $ 2,028.2   $  189.9    $  532.4     $ 6,564.7
Net realized
 investment and other
 gains (losses)......       173.6       (11.0)       93.3        3.1       (61.7)        197.3
                        ---------   ---------   ---------   --------    --------     ---------
Revenues.............   $ 2,930.5   $ 1,046.3   $ 2,121.5   $  193.0    $  470.7     $ 6,762.0
                        =========   =========   =========   ========    ========     =========
Net investment income   $ 1,101.9   $   388.6   $ 1,681.3   $   45.9    $  121.2     $ 3,338.9
NET INCOME:
Segment after-tax
 operating
 income..............       188.7       115.1       201.7       37.3        45.6         588.4
Realized investment
 gains (losses), net.       108.6        (6.9)       58.4        2.0       (45.6)        116.5
Class action lawsuit.          --          --          --         --       (91.1)        (91.1)
Restructuring charges        (8.6)       (7.3)       (0.6)        --        (0.5)        (17.0)
Surplus tax..........       (12.5)       (1.0)       (6.5)        --        (2.3)        (22.3)
Workers compensation
 reinsurance
 reserves............          --          --          --         --      (133.7)       (133.7)
Group pension dividend
 transfer............          --          --      (205.8)        --          --        (205.8)
Demutualization
 expenses............       (61.3)      (13.0)      (16.1)        --        (2.2)        (92.6)
Other demutualization
 related costs.......        (4.6)       (0.9)       (1.1)        --        (0.2)         (6.8)
Cumulative effect of
 accounting
 change..............          --        (9.6)         --       (0.1)         --          (9.7)
                        ---------   ---------   ---------   --------    --------     ---------
Net income...........   $   210.3   $    76.4   $    30.0   $   39.2    $ (230.0)    $   125.9
                        =========   =========   =========   ========    ========     =========
SUPPLEMENTAL
 INFORMATION:
Inter-segment revenues         --          --          --   $   43.6    $  (43.6)           --
Equity in net income
 of investees accounted
for by the equity
 method..............   $    46.2   $    (0.3)  $    14.3        3.5         1.4     $    65.1
Amortization of
 deferred policy
 acquisition costs...        69.2        53.5         3.1         --        (0.8)        125.0
Interest expense.....         0.7         6.2          --        5.3        57.9          70.1
Income tax expense
 (credit)............       138.9        52.6        (7.5)      26.5      (129.0)         81.5
Segment assets.......   $25,372.1   $14,297.2   $30,370.5   $3,531.4    $2,488.7     $76,059.9

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                      ASSET             INVESTMENT  CORPORATE
1999                    PROTECTION  GATHERING  G&SFP    MANAGEMENT  AND OTHER   CONSOLIDATED
----                    ----------  ---------  -------  ----------  ---------  --------------
                                                   (IN MILLIONS)
NET REALIZED
 INVESTMENT AND
 OTHER GAINS (LOSSES)
 DATA:
Net realized
 investment and other
 gains (losses)......    $228.4      $(16.1)   $ 97.4     $ 6.6      $(61.7)      $254.6
Less amortization of
 deferred policy
 acquisition costs
 related to net
 realized investment
 and other gains
 (losses)............     (54.8)        5.1        --        --          --        (49.7)
Less amounts credited
 to participating
 pension contractholder
 accounts............        --          --     (35.3)       --          --        (35.3)
                         ------      ------    ------     -----      ------       ------
Net realized
 investment and other
 gains (losses), net
 of related
 amortization of
 deferred policy
 acquisition costs and
 amounts credited to
 participating
 pension contractholders
 - per consolidated
 financial statements     173.6       (11.0)     62.1       6.6       (61.7)       169.6
Less net realized
 investment and
 other gains (losses)
 attributable
 to mortgage
 securitizations
 and investments
 backing short-term
 funding agreements..        --          --      31.2      (3.5)         --         27.7
Less gain on sale of
 business............        --          --        --        --       (33.0)       (33.0)
                         ------      ------    ------     -----      ------       ------
Net realized
 investment and
 other gains (losses),
 net-pre-tax
 adjustment made to
 calculate segment
 operating income....     173.6       (11.0)     93.3       3.1       (94.7)       164.3
Less income tax effect    (65.0)        4.1     (34.9)     (1.1)       49.1        (47.8)
                         ------      ------    ------     -----      ------       ------
Net realized
 investment and other
 gains (losses),
 net-after-tax
 adjustment made to
 calculate segment
 operating income....    $108.6      $ (6.9)   $ 58.4     $ 2.0      $(45.6)      $116.5
                         ======      ======    ======     =====      ======       ======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

  The Company operates primarily in the United States and also in Indonesia. In addition, the international group insurance program consists of a network of 46 insurers that coordinate and/or reinsure group life, health, disability and pension coverage for foreign and globally mobile employees of multinational companies in 50 countries and territories. The following table summarizes selected financial information by geographic location for the year ended or at December 31:


                                                              INCOME BEFORE
                                                               INCOME TAXES
                                                              AND CUMULATIVE
                                    LONG-LIVED                  EFFECT OF
LOCATION                  REVENUES    ASSETS     ASSETS     ACCOUNTING CHANGES
--------                  --------  ----------  ---------  --------------------
                                             (IN MILLIONS)
2001
United States..........   $6,917.4    $533.8    $81,052.9        $  761.4
Foreign - other........      206.6       0.6         71.8             6.0
                          --------    ------    ---------        --------
                          $7,124.0    $534.4    $81,124.7        $  767.4
                          ========    ======    =========        ========
2000
United States..........   $7,201.4    $419.6    $78,346.9        $1,093.4
Foreign - other........      172.8       0.3         65.1             7.7
                          --------    ------    ---------        --------
                          $7,374.2    $419.9    $78,412.0        $1,101.1
                          ========    ======    =========        ========
1999
United States..........   $6,573.0    $440.0    $75,993.0        $  211.2
Foreign - other........      189.0       0.4         66.9             5.9
                          --------    ------    ---------        --------
                          $6,762.0    $440.4    $76,059.9        $  217.1
                          ========    ======    =========        ========





  The Company has no reportable major customers and revenues are attributed to countries based on the location of customers.

NOTE 14.  FAIR VALUE OF FINANCIAL INSTRUMENTS

  The following discussion outlines the methodologies and assumptions used to determine the fair value of the Company's financial instruments. The aggregate fair value amounts presented herein do not represent the underlying value of the Company and, accordingly, care should be exercised in drawing conclusions about the Company's business or financial condition based on the fair value information presented herein.

  The following methods and assumptions were used by the Company to determine the fair values of financial instruments:

     Fair values for publicly traded fixed maturities (including redeemable preferred stocks) are obtained from an independent pricing service. Fair values for private placement securities and fixed maturities not provided by the independent pricing service are estimated by the Company by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair value for equity securities is based on quoted market prices.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 14.  FAIR VALUE OF FINANCIAL INSTRUMENTS

     The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations. Fair values for impaired mortgage loans are measured based either on the present value of expected future cash flows discounted at the loan's effective interest rate or the fair value of the underlying collateral for loans that are collateral dependent.

     The carrying amount in the balance sheet for policy loans, short-term investments and cash and cash equivalents approximates their respective fair values.

     The fair value of the Company's long-term debt is estimated using discounted cash flows based on the Company's incremental borrowing rates for similar types of borrowing arrangements. Carrying amounts for commercial paper and short-term borrowings approximate fair value.

     Fair values for the Company's guaranteed investment contracts and funding agreements are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. The fair value for fixed-rate deferred annuities is the cash surrender value, which represents the account value less applicable surrender charges. Fair values for immediate annuities without life contingencies and supplementary contracts without life contingencies are estimated based on discounted cash flow calculations using current market rates.

     The Company's derivatives include futures contracts, interest rate swap, cap and floor agreements, swaptions, currency rate swap agreements and equity collar agreements. Fair values for these contracts are based on current settlement values. These values are based on quoted market prices for the financial futures contracts and brokerage quotes that utilize pricing models or formulas using current assumptions for all swaps and other agreements.

     The fair value for commitments approximates the amount of the initial commitment.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 14.  FAIR VALUE OF FINANCIAL INSTRUMENTS

  The following table presents the carrying amounts and fair values of the Company's financial instruments:


                                                 DECEMBER 31
                                ---------------------------------------------
                                        2001                   2000
                                --------------------   ----------------------
                                CARRYING     FAIR      CARRYING       FAIR
                                  VALUE      VALUE       VALUE        VALUE
                                ---------  ----------  ----------  ----------
                                                (IN MILLIONS)
ASSETS
 Fixed maturities:
   Held-to-maturity..........   $ 1,923.5  $ 1,908.2   $14,145.1    $13,965.8
   Available-for-sale........    36,072.1   36,072.1    15,925.4     15,925.4
 Equity securities:
   Available-for-sale........       562.3      562.3       846.1        846.1
   Trading securities........         1.4        1.4         1.6          1.6
 Mortgage loans on real estate    9,667.0   10,215.0     9,659.4     10,075.2
 Policy loans................     1,927.0    1,927.0       447.9        447.9
 Short-term investments......        78.6       78.6       174.9        174.9
 Cash and cash equivalents...     1,025.3    1,025.3     2,966.3      2,966.3
Derivatives:
 Futures contracts, net......          --         --       (14.8)       (14.8)
 Interest rate swap agreements       24.9       24.9      (178.2)      (296.8)
 Interest rate swap CMT......         7.5        7.5          --           --
 Interest rate cap agreements         3.6        3.6         0.1          0.1
 Interest rate floor
  agreements.................        56.5       56.5          --           --
 Interest rate swaption
  agreements.................          --         --        (1.3)        (1.3)
 Currency rate swap agreements      401.6      401.6        11.4         11.4
 Equity collar agreements....        16.7       16.7        11.7         11.7

LIABILITIES:
 Debt........................       743.3      758.8       779.3        771.5
 Guaranteed investment
  contracts and funding
  agreements.................    16,142.7   15,947.0    14,333.9     13,953.8
 Fixed rate deferred and
  immediate annuities........     6,212.2    6,123.3     5,195.2      5,101.3
 Supplementary contracts
  without life contingencies.        54.4       58.4        60.0         63.1
Derivatives:
 Futures contracts, net......         0.9        0.9         1.4          1.4
 Interest rate swap agreements      420.3      420.3          --        114.3
 Interest rate swap CMT......          --         --          --         (5.2)
 Interest rate cap agreements          --         --         2.1          2.1
 Interest rate floor
  agreements.................          --         --        59.0         59.0
 Interest rate swaption
  agreements.................         1.3        1.3          --           --
 Currency rate swap agreements      318.2      318.2          --       (473.0)
 Equity collar agreements....        18.9       18.9          --           --
 Commitments.................          --   (1,241.3)         --     (1,694.2)

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 15.  STOCK COMPENSATION PLANS

  On January 5, 2000, the Company, as sole shareholder of John Hancock Financial Services, Inc., approved and adopted the 1999 Long-Term Stock Incentive Plan (the Incentive Plan), which originally had been approved by the Board of Directors (the Board) of the Company on August 31, 1999. Under the Incentive Plan, which became effective on February 1, 2000, the effective date of the Plan of Reorganization of the Company, options of JHFS common stock granted may be either non-qualified options or incentive stock options qualifying under Section 422 of the Internal Revenue Code. The Incentive Plan objectives include attracting and retaining the best personnel, providing for additional performance incentives, and promoting the success of the Company by providing employees the opportunity to acquire JHFS' common stock. In 2001, JHFS' Board adopted and the shareholders approved the amended and restated 1999 Long-Term Stock Incentive Plan (as amended, the Long-Term Stock Incentive Plan) and the Non-Employee Directors Long-Term Stock Incentive Plan (the Directors' Plan, collectively, the Incentive Plans).

  The maximum number of shares of JHFS common stock available under the Long-Term Stock Incentive Plan is 40,741,403. Of these, no more than 8,148,281 shares shall be available for stock awards, and the maximum number of shares that may be granted as incentive stock options is 32,593,122 shares. The aggregate number of shares that may be covered by awards for any one participant over the period that the Long-Term Stock Incentive Plan is in effect shall not exceed 8,148,281 shares. Subject to these overall limits, there is no annual limit on the number of stock options or stock awards that may be granted in any one year.

  The maximum number of shares available in the Non-Employee Directors' Long-Term Stock Incentive Plan is 1,000,000 shares of common stock. Pursuant to the Non-Employee Directors' Long-Term Stock Incentive Plan, each director receives 50% of the annual retainer paid to eligible directors in the form of stock awards. If a director elects to have the remaining 50% of their retainer invested in shares of the JHFS' common stock through purchases on the open market, JHFS grants a partial matching stock award, which is forfeitable within three years prior to a change of control if his/her service as a director terminates (other than for death, disability or retirement). In addition, on shareholder approval of the Non-Employee Directors' Long-Term Stock Incentive Plan, each director received a non-qualified stock option award of 15,000 shares and annually thereafter will receive non-qualified stock option awards for 5,000 shares (except that each new director shall receive an option exercisable for 15,000 shares and will not be eligible for an annual grant in the same year.)

  The Incentive Plans have options exercisable at the dates listed in the table below. JHFS granted 11.0 million options to the Company's employees during the year ended December 31, 2001. Options outstanding under the Long-Term Stock Incentive Plan were granted at a price equal to the fair market value of the stock on the date of grant, vest over a two-year period, and expire five years after the grant date. Options outstanding under the Non-Employee Director's Long Term Stock Incentive Plan were granted at a price equal to the fair market value of the stock on the date of grant, vest immediately, and expire five years after grant date.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 15.  STOCK COMPENSATION PLANS

  The status of JHFS stock options held by the Company's employees under the Long-Term Stock Incentive Plan and by Directors of the Company under the Non-Employee Directors' Long-Term Stock Incentive Plan are summarized below as of December 31:


                                          WEIGHTED-
                                           AVERAGE        SHARES SUBJECT       WEIGHTED-
                           NUMBER OF    EXERCISE PRICE   TO EXERCISABLE     AVERAGE EXERCISE
                           OPTIONS        PER OPTION         OPTIONS        PRICE PER OPTION
                        --------------  --------------  -----------------  ------------------
                        (IN THOUSANDS)                   (IN THOUSANDS)
Outstanding at
 February 1, 2000                --             --
 Granted.............       4,165.0         $14.06
 Exercised...........           0.2          13.94
 Canceled............         275.8          13.94
                           --------         ------
Outstanding at
 December 31, 2000          3,889.0         $14.07
                           ========         ======
 Granted.............      10,992.1          35.96
 Exercised...........         746.3          14.05
 Canceled............         984.8          29.61
                           --------         ------           -------             ------
Outstanding at
 December 31, 2001         13,150.0         $31.21           2,270.5             $26.03
                           ========         ======           =======             ======



  The Company accounts for stock-based compensation using the intrinsic value method prescribed by APB Opinion No. 25, under which no compensation cost for stock options is recognized for stock option awards granted at or above fair market value, with the exception of the Signator Stock Option Program. Had compensation expense for the remaining Company's stock-based compensation plans been determined based upon fair values at the grant dates for awards under the plan in accordance with SFAS No. 123, the Company's net earnings would have been reduced to the pro forma amounts indicated below. Additional stock option awards are anticipated in future years. The effects of applying SFAS No. 123 on proforma disclosures of net income indicated below are not likely to be representative of the pro-forma effects on net income in future years for the following reasons: 1) the number of future shares to be issued under these plans is not known, 2) the effect of an additional year of vesting options granted in prior years is not considered in the assumptions and 3) the assumptions used to determine the fair value can vary significantly.

  The Black-Scholes option valuation model was developed for use in estimating fair value of traded options, which have no vesting restrictions and are fully transferable. In addition, option valuation models require input of highly subjective assumptions including the expected stock price volatility. Because the JHFS stock options granted to the employees of the Company have characteristics significantly different from those of traded options, and because changes in the subjective input assumptions can materially affect the fair value estimate, in management's opinion, the existing models do not necessarily provide a reliable single measure of the fair value of the employee stock options.

  The estimated weighted-average fair value per share using the Black-Scholes option valuation model is $9.24 and $3.66, respectively, for the years ending December 31, 2001 and 2000, using the following assumptions:


                                  2001                   2000
                          --------------------  --------------------
Expected term..........         3-5 years              2 -5 years
Risk free rate (1).....         4.6%-6.0%              4.8%-5.6%
Dividend yield.........            1.0%                   1.8%
Expected volatility....           32.0 %                 24.0 %


(1) Dependent on grant date.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

  For the purposes of pro forma disclosures, the estimated fair value of the options is amortized to expense over the options' vesting period. The Company's pro forma information follows:


                                                   YEAR ENDED           FOR THE PERIOD
                              YEAR ENDED        DECEMBER 31, 2000     FEBRUARY 1 THROUGH
                           DECEMBER 31, 2001  PRO FORMA (UNAUDITED)   DECEMBER 31, 2000
                           -----------------  ---------------------  --------------------
                                                  (IN MILLIONS)
Net income:
 As reported.............       $573.9               $792.2                 $750.3
 Pro forma (unaudited)...        540.6                790.0                  748.8




  The following table summarizes information about JHFS' stock options held by the Company's employees, outstanding at December 31, 2001:


                 NUMBER OF     WEIGHTED-AVERAGE                      NUMBER OF
  RANGE OF        OPTIONS         REMAINING      WEIGHTED-AVERAGE   EXERCISABLE       WEIGHTED-AVERAGE
   EXERCISE     OUTSTANDING    CONTRACTUAL LIFE   EXERCISE PRICE     OPTIONS AT      EXERCISE PRICE PER
    PRICE       AT 12/31/01        (YEARS)          PER OPTION        12/31/01       EXERCISABLE OPTION
-------------  --------------  ----------------  ----------------  --------------  ----------------------
               (IN THOUSANDS)                                      (IN THOUSANDS)
$12.29-$16.39      2,849.3           3.2              $13.94          1,013.9              $13.94
$20.49-$24.58         35.2           3.6               23.59             16.6               23.59
$32.78-$36.88      9,240.0           4.1               35.55          1,045.0               35.53
$36.88-$40.98      1,025.5           4.4               39.31            195.0               38.18
                  --------           ---              ------          -------              ------
                  13,150.0           3.9              $30.92          2,270.5              $26.03
                  ========           ===              ======          =======              ======




  In February 2001, JHFS implemented the Signator Stock Options Grant Program, under the Long-Term Stock Incentive Plan. The program granted 339,307 stock options to non-employee general agents (agents) at the market price of $35.53 per share. The stock options vest over a two-year period, subject to continued participation in the JHFS sales program and attainment of established, individual sales goals. After one year of vesting, an agent is allowed to exercise 50% of the stock options granted. The Company amortizes compensation expense for the grant over a 24-month period commencing on grant date at a fair value of $9.24 per option determined by the Black-Scholes option valuation model. Total expense recognized for the year ended December 31, 2001, is $1.3 million. The total grant date fair value of the stock options granted under the program from January 1, 2001 through December 31, 2001, is $3.1 million. During 2001, 4,737 stock options were forfeited with a total grant date price of $0.01 million. The outstanding option balance in the Signator Grant Program is 334,570 at December 31, 2001.

  On March 13, 2000, JHFS granted 281,084 shares of non-vested stock to key Company personnel at a weighted- average grant price of $14.34 per share. These grants of non-vested stock are forfeitable and vest at three or five years of service within the Company. The Company recognizes compensation expense immediately, as the grants are based on historical compensation. The total grant-date price of the non-vested stock granted from January 1, 2000 through December 31, 2000 is $4.0 million. During 2001 and 2000, 12,142 and 50,837 shares of this non-vested stock were forfeited with a total grant date price of $0.2 million and $0.7 million, respectively. The outstanding share balance in the 2000 plan is 218,105 as of December 31, 2001.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

  On February 12, March 12 and March 15, 2001, JHFS granted an aggregate 265,391 total shares of non-vested stock to key Company personnel. The program was funded with cash and the shares were purchased on the open market at the weighted-average grant price of $37.22 per share. These grants of non-vested stock are forfeitable and vest at three years of service within the Company. The Company recognizes compensation expense immediately, as the grants are based on historical compensation. The total grant-date price of the non-vested stock granted from January 1, 2001 through December 31, 2001 is $9.9 million. During 2001, 16,414 shares of non-vested stock were forfeited with a total grant-date price of $0.6 million. The outstanding share balance in the 2001 plan is 248,977.

  During 2001, JHFS granted 72,749 shares of non-vested stock to Company executive officers at a weighted-average grant price of $35.72 per share. These grants of non-vested stock are forfeitable and vest at three or five years of
service within the Company.   The Company amortizes compensation expense for the
grant over the vesting period. Total amortization for the period ending December 31, 2001, is $0.3 million. The total grant-date price of the non-vested stock granted from January 1, 2001 through December 31, 2001, is $2.6 million. During 2001, 14,000 shares of non-vested stock were forfeited with a total grant-date exercise price of $0.5 million. The outstanding share balance in the Executive Restricted Stock Compensation Plan is 58,749 at December 31, 2001.

  In 2001, JHFS issued 3,129 shares to Non-Employee Directors as payment of 50% of their quarterly retainer. These shares are not forfeitable and vest immediately. The total grant-date price of this stock issued to the Company's non-employee directors from January 1, 2001 through December 31, 2001 is $0.1 million. In addition, in July 2001, the Company implemented a plan that would allow directors, at their discretion, to invest one half of their quarterly retainer in JHFS' common stock in lieu of receiving cash. JHFS will match any investment at a rate of 50%. The restricted stock given as matching shares, is forfeitable and vests over three years, thus amortizes the balance to director compensation expense over the vesting period. At December 31, 2001, 256 shares were matched under the program at a weighted-average grant price per share of $39.07. Total amortization expense recognized for the period ending December 31, 2001 is $0.01 million. There were no forfeitures through December 31, 2001.

  On January 9, 2002, the Compensation Committee of JHFS' Board of Directors approved stock and stock option grants to the Policy Committee and certain key employees of the Company. The equity grants were made in compliance with the terms of the Long-Term Stock Incentive Plan. A total of 550.0 thousand shares of non-vested stock was granted, with a total grant date price of $22.9 million. A total of 6.2 million options were granted, with a grant date fair value of $12.57 per option as determined by the Black-Scholes option valuation model.

  On February 5, 2002, the Compensation Committee of JHFS' Board of Directors approved stock grants to executive officers and approved stock and stock option
grants to certain key employees and agents of the Company.   A total of 87.4
thousand shares of non-vested stock was issued by the Company to executive officers for cash totaling $3.3 million or $38.22 per share. A total of 154.6 thousand shares of non-vested stock was granted to certain key personnel, with a total grant price of $5.9 million. This program was funded with cash and the shares were purchased on the open market at the weighted-average grant price of $38.22 per share. A total of 602.0 thousand options were granted, with a grant date price of $11.34 per option as determined by the Black-Scholes option valuation model.

  Stock Ownership Loan Program

  In January 2000, JHFS adopted a loan program whereby JHFS may extend credit to key Company executives to purchase JHFS stock in order for them to meet mandatory stock ownership requirements. These full recourse loans bear interest at variable rates and principal and interest are payable no later than the death of the executive, termination of employment or five years. As of December 31, 2001 and 2000, these amounts loaned by JHFS to Company executives were $2.9 million and $3.6 million, respectively.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                     SCHEDULE I -- SUMMARY OF INVESTMENTS -
                   OTHER THAN INVESTMENTS IN RELATED PARTIES
                            AS OF DECEMBER 31, 2001
                                 (IN MILLIONS)


                  COLUMN A                COLUMN B   COLUMN C        COLUMN D
                                                                   AMOUNT AT
                                                                  WHICH SHOWN
                                                                    IN THE
                                                                 CONSOLIDATED
TYPE OF INVESTMENT                        COST (2)     VALUE     BALANCE SHEET
------------------                        ---------  ---------  ---------------
FIXED MATURITY SECURITIES,
 AVAILABLE-FOR-SALE:
Bonds:
United States government and government
 agencies
 and authorities.......................   $   332.7  $   330.1     $   330.1
States, municipalities and political
 subdivisions..........................       202.6      206.9         206.9
Foreign governments....................       457.0      497.8         497.8
Public utilities.......................     3,178.5    3,198.0       3,198.0
Convertibles and bonds with warrants
 attached..............................       496.7      503.5         503.5
All other corporate bonds..............    30,405.2   30,644.0      30,644.0
Certificates of deposits...............          --         --            --
Redeemable preferred stock.............       705.3      691.8         691.8
                                          ---------  ---------     ---------
Total fixed maturity securities,
 available-for-sale....................   $35,778.0  $36,072.1     $36,072.1
                                          ---------  ---------     ---------
EQUITY SECURITIES, AVAILABLE-FOR-SALE:
Common stocks:
Public utilities.......................          --         --            --
Banks, trust and insurance companies...          --         --            --
Industrial, miscellaneous and all other   $   307.2  $   433.7     $   433.7
Non-redeemable preferred stock.........       125.9      128.6         128.6
                                          ---------  ---------     ---------
Total equity securities,
 available-for-sale....................   $   433.1  $   562.3     $   562.3
                                          ---------  ---------     ---------
FIXED MATURITY SECURITIES,
 HELD-TO-MATURITY:
Bonds
United States government and government
 agencies and authorities..............   $    25.8  $    27.2     $    25.8
States, municipalities and political
 subdivisions..........................       509.8      499.6         509.8
Foreign governments....................          --         --            --
Public utilities.......................       140.2      140.1         140.2
Convertibles and bonds with warrants
 attached..............................          --         --            --
All other corporate bonds..............     1,169.1    1,164.4       1,169.1
Certificates of deposits...............        78.6       76.9          78.6
Redeemable preferred stock.............          --         --            --
                                          ---------  ---------     ---------
Total fixed maturity securities,
 held-to-maturity......................   $ 1,923.5  $ 1,908.2     $ 1,923.5
                                          ---------  ---------     ---------



  The condensed financial information should be read in conjunction with the audited consolidated financial statements and notes thereto.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

                     SCHEDULE I -- SUMMARY OF INVESTMENTS -
             OTHER THAN INVESTMENTS IN RELATED PARTIES (CONTINUED)
                            AS OF DECEMBER 31, 2001
                                 (IN MILLIONS)


                  COLUMN A                   COLUMN B   COLUMN C        COLUMN D
                                                                      AMOUNT AT
                                                                     WHICH SHOWN
                                                                       IN THE
                                                                    CONSOLIDATED
TYPE OF INVESTMENT                           COST (2)     VALUE     BALANCE SHEET
------------------                           ---------  ---------  --------------
EQUITY SECURITIES, TRADING:
Common stocks:
Public utilities..........................          --         --            --
Banks, trust and insurance companies......          --         --            --
Industrial, miscellaneous and all other...   $     2.7  $     1.4     $     1.4
Non-redeemable preferred stock............          --         --            --
                                             ---------  ---------     ---------
Total equity securities, trading..........         2.7        1.4           1.4
                                             ---------  ---------     ---------
Mortgage loans on real estate, net (1)....     9,779.8       XXXX       9,667.0
REAL ESTATE, NET:
Investment properties (1).................       290.0       XXXX         253.3
Acquired in satisfaction of debt (1)......       174.0       XXXX         127.1
Policy loans..............................     1,927.0       XXXX       1,927.0
Other long-term investments (2)...........     1,676.9       XXXX       1,676.9
Short-term investments....................        78.6       XXXX          78.6
                                             ---------  ---------     ---------
Total investments.........................   $52,060.5  $38,544.0     $52,289.2
                                             =========  =========     =========



(1) Difference between Column B and Column D is primarily due to valuation allowances due to impairments on mortgage loans on real estate and due to accumulated depreciation. See Note 3 to the audited consolidated financial statements.

(2) Difference between Column B and Column C is primarily due to operating gains (losses) of investments in limited partnerships.

  The condensed financial information should be read in conjunction with the audited consolidated financial statements and notes thereto.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

               SCHEDULE III - SUPPLEMENTARY INSURANCE INFORMATION
  AS OF DECEMBER 31, 2001, 2000 AND 1999 AND FOR EACH OF THE YEARS THEN ENDED
                                 (IN MILLIONS)


       COLUMN A          COLUMN B    COLUMN C     COLUMN D    COLUMN E   COLUMN F
                                      FUTURE                   OTHER
                                      POLICY                   POLICY
                                     BENEFITS,                 CLAIMS
                         DEFERRED     LOSSES,                   AND
                          POLICY      CLAIMS                  BENEFITS
                        ACQUISITION  AND LOSS     UNEARNED    PAYABLE    PREMIUM
SEGMENT                    COSTS     EXPENSES   PREMIUMS (1)    (1)      REVENUE
-------                 -----------  ---------  ------------  --------  ---------
2001:
Protection...........    $2,557.1    $18,369.2    $280.4      $102.0     $1,363.8
Asset Gathering             616.2      6,689.4        --         0.1         74.8
Guaranteed &
 Structured
 Financial Products..         8.8     24,375.1      65.7         4.9        483.3
Investment Management          --           --        --          --           --
Corporate & Other....         4.2      1,284.4      (0.1)       96.8        430.0
                         --------    ---------    ------      ------     --------
Total................    $3,186.3    $50,718.1    $346.0      $203.8     $2,351.9
                         ========    =========    ======      ======     ========
2000:
Protection...........    $2,455.7    $16,671.2    $262.6      $ 89.9     $1,295.5
Asset Gathering......       558.2      5,619.9        --        (4.5)        63.4
Guaranteed & Structured
 Financial Products..         8.5     21,944.2      60.4         0.7        620.3
Investment Management          --           --        --          --           --
Corporate & Other....         4.7      1,488.3       0.1       170.3        411.5
                         --------    ---------    ------      ------     --------
Total................    $3,027.1    $45,723.6    $323.1      $256.4     $2,390.7
                         ========    =========    ======      ======     ========
1999:
Protection...........    $2,291.6    $15,035.0    $217.4      $112.1     $1,291.0
Asset Gathering......       521.5      5,166.8        --         0.2         17.2
Guaranteed & Structured
 Financial Products..         8.4     20,310.4      56.1         0.5        298.2
Investment Management          --           --        --          --           --
Corporate & Other....         4.8      1,882.4       0.1       171.5        415.0
                         --------    ---------    ------      ------     --------
Total................    $2,826.3    $42,394.6    $273.6      $284.3     $2,021.4
                         ========    =========    ======      ======     ========



  The condensed financial information should be read in conjunction with the audited consolidated financial statements and notes thereto.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

  AS OF DECEMBER 31, 2001, 2000 AND 1999 AND FOR EACH OF THE YEARS THEN ENDED
                                 (IN MILLIONS)


       COLUMN A          COLUMN B    COLUMN C          COLUMN D         COLUMN E
                                                     AMORTIZATION
                                                     OF DEFERRED
                                                        POLICY
                                                     ACQUISITION
                                     BENEFITS,     COSTS EXCLUDING
                                      CLAIMS,     AMOUNTS RELATED TO
                           NET      LOSSES, AND      NET REALIZED         OTHER
                        INVESTMENT  SETTLEMENT   INVESTMENT AND OTHER   OPERATING
SEGMENT                   INCOME     EXPENSES       GAINS (LOSSES)      EXPENSES
-------                 ----------  -----------  --------------------  ----------
2001:
Protection...........    $1,258.5    $1,603.3          $171.3           $  346.0
Asset Gathering......       498.5       441.6            75.0              452.4
Guaranteed & Structured
 Financial Products..     1,834.5     1,869.2             2.4              107.0
Investment Management        28.7          --              --               97.9
Corporate & Other....        26.0       414.0             0.3              224.5
                         --------    --------          ------           --------
Total................    $3,646.2    $4,328.1          $249.0           $1,227.8
                         ========    ========          ======           ========
2000:
Protection...........    $1,196.3    $1,550.1          $106.0           $  405.2
Asset Gathering......       445.8       371.3            78.8              557.2
Guaranteed &
 Structured
 Financial Products..     1,741.9     1,963.4             2.6              108.8
Investment Management        22.7          --              --              132.7
Corporate & Other....       157.2       362.6            (0.3)              84.9
                         --------    --------          ------           --------
Total                    $3,563.9    $4,247.4          $187.1           $1,288.8
                         ========    ========          ======           ========
1999:
Protection...........    $1,101.9    $1,595.0          $ 69.2           $  401.2
Asset Gathering......       388.6       299.3            53.5              542.1
Guaranteed & Structured
 Financial Products..     1,681.3     1,959.9             3.1               94.5
Investment Management        45.9          --              --              127.2
Corporate & Other....       121.2       731.2            (0.8)              86.0
                         --------    --------          ------           --------
Total................    $3,338.9    $4,585.4          $125.0           $1,251.0
                         ========    ========          ======           ========


(1) Unearned premiums and other policy claims and benefits payable are included in Column C amounts.

(2) Allocations of net investment income and certain operating expenses are based on a number of assumptions and estimates, and reported operating results would change by segment if different methods were applied.

  The condensed financial information should be read in conjunction with the audited consolidated financial statements and notes thereto.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                           SCHEDULE IV - REINSURANCE
  AS OF DECEMBER 31, 2001, 2000 AND 1999 AND FOR EACH OF THE YEARS THEN ENDED:
                                 (IN MILLIONS)


                                                 ASSUMED                PERCENTAGE
                                     CEDED TO     FROM                   OF AMOUNT
                          GROSS       OTHER       OTHER       NET       ASSUMED TO
                          AMOUNT    COMPANIES   COMPANIES    AMOUNT         NET
                        ----------  ----------  ---------  ----------  -----------
2001:
Life insurance in
 force                  $282,557.8  $107,601.2  $27,940.6  $202,897.2      13.8%
                        ==========  ==========  =========  ==========
PREMIUMS:
Life insurance.......      2,551.6       787.6      233.2     1,997.2      11.7%
Accident and health
 Insurance...........        529.1       368.9      194.5       354.7      54.8%
P&C..................           --          --         --          --       0.0%
                        ----------  ----------  ---------  ----------
  Total..............   $  3,080.7  $  1,156.5  $   427.7  $  2,351.9      18.2%
                        ==========  ==========  =========  ==========

2000:
Life insurance in
 force                  $245,171.2  $ 49,119.2  $27,489.1  $223,541.0      12.3%
                        ==========  ==========  =========  ==========
PREMIUMS:
Life insurance.......      2,369.9       313.7      279.0     2,335.2      11.9%
Accident and health
 Insurance...........        810.4       941.3      186.4        55.5     335.9%
P&C..................           --          --         --          --       0.0%
                        ----------  ----------  ---------  ----------
  Total..............   $  3,180.3  $  1,255.0  $   465.4  $  2,390.7      19.5%
                        ==========  ==========  =========  ==========
1999:
Life insurance in
 force                  $283,946.1  $ 43,244.4  $29,214.6  $269,916.3      10.8%
                        ==========  ==========  =========  ==========
PREMIUMS:
Life insurance.......      2,074.5       408.1      139.4     1,806.1       7.7%
Accident and health
 Insurance...........        863.8       820.4      171.6       215.0      79.8%
P&C..................           --          --        0.3         0.3     100.0%
                        ----------  ----------  ---------  ----------
  Total..............   $  2,938.3  $  1,228.5  $   311.3  $  2,021.4      15.4%
                        ==========  ==========  =========  ==========


  Note: The life insurance caption represents principally premiums from traditional life insurance and life-contingent immediate annuities and excludes deposits on investment products and the universal life insurance products.

  The condensed financial information should be read in conjunction with the audited consolidated financial statements and notes thereto.

                         UNAUDITED FINANCIAL STATEMENTS

                                       FOR

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                              SECOND QUARTER 2002

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)

                                  JUNE 30, 2002


                         LARGE CAP      ACTIVE     INTERNATIONAL    SMALL CAP
                          GROWTH         BOND      EQUITY INDEX      GROWTH
                        SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                        -----------  ------------  -------------  -------------
ASSETS
Investment in shares
 of portfolios of:
 John Hancock Variable
  Series Trust I,
  at value. . . . . .   $35,386,081  $100,025,845   $ 5,309,272    $ 4,416,308
Policy loans and
 accrued interest
 receivable . . . . .     2,847,141    11,870,083       419,722             --
Receivable from
 portfolio/JHVLICO. .            --            --            --             --
                        -----------  ------------   -----------    -----------
Total assets. . . . .    38,233,222   111,895,928     5,728,994      4,416,308
LIABILITIES
Payable to
 portfolio/JHVLICO. .           622         1,487            88             70
Asset charges payable            --            --            --             --
                        -----------  ------------   -----------    -----------
Total liabilities . .           622         1,487            88             70
                        -----------  ------------   -----------    -----------
                        $38,232,600  $111,894,441   $ 5,728,906    $ 4,416,238
                        -----------  ------------   -----------    -----------
NET ASSETS:
 Accumulation units .   $38,232,600  $111,894,441   $ 5,728,906    $ 4,416,238
                        -----------  ------------   -----------    -----------
 Total net assets . .   $38,232,600  $111,894,441   $ 5,728,906    $ 4,416,238
                        -----------  ------------   -----------    -----------
 Units outstanding. .       671,864     2,009,996       226,095        364,393
                        -----------  ------------   -----------    -----------
 Unit value
  (accumulation). . .   $     56.91  $      55.67   $     25.34    $     12.12
                        ===========  ============   ===========    ===========

                             GLOBAL     MULTI CAP    LARGE CAP       MONEY
                            BALANCED     GROWTH        VALUE        MARKET
                           SUBACCOUNT  SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                           ----------  -----------  -----------  --------------
ASSETS
Investment in shares of
 portfolios of:
 John Hancock Variable
  Series Trust I,
  at value . . . . . . .   $3,235,518  $16,104,416  $24,400,461   $20,369,856
Policy loans and accrued
 interest receivable . .           --           --           --     2,259,076
Receivable from
 portfolio/JHVLICO . . .           --           --           --            (1)
                           ----------  -----------  -----------   -----------
Total assets . . . . . .    3,235,518   16,104,416   24,400,461    22,628,931
LIABILITIES
Payable to
 portfolio/JHVLICO . . .           53          258          394         1,006
Asset charges payable. .           --           --           --            --
                           ----------  -----------  -----------   -----------
Total liabilities. . . .           53          258          394         1,006
                           ----------  -----------  -----------   -----------
                           $3,235,465  $16,104,158  $24,400,067   $22,627,925
                           ----------  -----------  -----------   -----------
NET ASSETS:
 Accumulation units. . .   $3,235,465  $16,104,158  $24,400,067   $22,627,925
                           ----------  -----------  -----------   -----------
 Total net assets. . . .   $3,235,465  $16,104,158  $24,400,067   $22,627,925
                           ----------  -----------  -----------   -----------
 Units outstanding . . .      294,695    1,500,698    1,394,548       741,384
                           ----------  -----------  -----------   -----------
 Unit value
  (accumulation) . . . .   $    10.98  $     10.73  $     17.50   $     30.52
                           ==========  ===========  ===========   ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                                  JUNE 30, 2002

                        SMALL/MID CAP  REAL ESTATE    GROWTH &
                           GROWTH        EQUITY        INCOME        MANAGED
                         SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                        -------------  -----------  ------------  --------------
ASSETS
Investment in shares
 of portfolios of:
 John Hancock Variable
  Series Trust I,
  at value. . . . . .    $7,932,940    $7,010,878   $175,994,139   $ 86,325,324
Policy loans and
 accrued interest
 receivable . . . . .            --       407,294     31,811,634     13,831,967
Receivable from
 portfolio/JHVLICO. .            --            --             --             --
                         ----------    ----------   ------------   ------------
Total assets. . . . .     7,932,940     7,418,172    207,805,773    100,157,291
LIABILITIES
Payable to
 portfolio/JHVLICO. .           127           115          2,584          1,583
Asset charges payable            --            --             --             --
                         ----------    ----------   ------------   ------------
Total liabilities . .           127           115          2,584          1,583
                         ----------    ----------   ------------   ------------
                         $7,932,813    $7,418,057   $207,803,189   $100,155,708
                         ----------    ----------   ------------   ------------
NET ASSETS:
 Accumulation units .    $7,932,813    $7,418,057   $207,803,189   $100,155,708
                         ----------    ----------   ------------   ------------
 Total net assets . .    $7,932,813    $7,418,057   $207,803,189   $100,155,708
                         ----------    ----------   ------------   ------------
 Units outstanding. .       404,155       155,476      1,871,894      1,268,871
                         ----------    ----------   ------------   ------------
 Unit value
  (accumulation). . .    $    19.63    $    47.71   $     111.01   $      78.93
                         ==========    ==========   ============   ============

                           SHORT-TERM  SMALL CAP   INTERNATIONAL     EQUITY
                              BOND       EQUITY    OPPORTUNITIES      INDEX
                           SUBACCOUNT  SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                           ----------  ----------  -------------  -------------
ASSETS
Investment in shares of
 portfolios of:. . . . .
 John Hancock Variable
  Series Trust I,
  at value . . . . . . .   $1,095,839  $4,572,899   $14,206,679    $47,476,577
Policy loans and accrued
 interest receivable . .           --          --            --             --
Receivable from
 portfolio/JHVLICO . . .           --          --            --             --
                           ----------  ----------   -----------    -----------
Total assets . . . . . .    1,095,839   4,572,899    14,206,679     47,476,577
LIABILITIES
Payable to
 portfolio/JHVLICO . . .           18          70           225            772
Asset charges payable. .           --          --            --             --
                           ----------  ----------   -----------    -----------
Total liabilities. . . .           18          70           225            772
                           ----------  ----------   -----------    -----------
                           $1,095,821  $4,572,829   $14,206,454    $47,475,805
                           ----------  ----------   -----------    -----------
NET ASSETS:
 Accumulation units. . .   $1,095,821  $4,572,829   $14,206,454    $47,475,805
                           ----------  ----------   -----------    -----------
 Total net assets. . . .   $1,095,821  $4,572,829   $14,206,454    $47,475,805
                           ----------  ----------   -----------    -----------
 Units outstanding . . .       71,801     450,507     1,368,983      3,010,684
                           ----------  ----------   -----------    -----------
 Unit value
  (accumulation) . . . .   $    15.26  $    10.15   $     10.38    $     15.77
                           ==========  ==========   ===========    ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                                  JUNE 30, 2002

                                      EMERGING
                          GLOBAL      MARKETS         BOND         SMALL/MID
                           BOND        EQUITY         INDEX         CAP CORE
                        SUBACCOUNT   SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
                        ----------  ------------  -------------  --------------
ASSETS
Investment in shares
 of portfolios of:
 John Hancock Variable
  Series Trust I,
  at value. . . . . .   $1,041,072   $1,151,654    $5,660,569       $716,506
Policy loans and
 accrued interest
 receivable . . . . .           --           --            --             --
Receivable from
 portfolio/JHVLICO. .           --           --            --             --
                        ----------   ----------    ----------       --------
Total assets. . . . .    1,041,072    1,151,654     5,660,569        716,506
LIABILITIES
Payable to
 portfolio/JHVLICO. .           16           18            90             11
Asset charges payable           --           --            --             --
                        ----------   ----------    ----------       --------
Total liabilities . .           16           18            90             11
                        ----------   ----------    ----------       --------
                        $1,041,056   $1,151,636    $5,660,479       $716,495
                        ----------   ----------    ----------       --------
NET ASSETS:
 Accumulation units .   $1,041,056   $1,151,636    $5,660,479       $716,495
                        ----------   ----------    ----------       --------
 Total net assets . .   $1,041,056   $1,151,636    $5,660,479       $716,495
                        ----------   ----------    ----------       --------
 Units outstanding. .        7,216      152,469       446,358         59,648
                        ----------   ----------    ----------       --------
 Unit value
  (accumulation). . .   $   144.27   $     7.55    $    12.68       $  12.01
                        ==========   ==========    ==========       ========

                                                     BRANDES        FRONTIER
                         HIGH YIELD    TURNER     INTERNATIONAL     CAPITAL
                            BOND     CORE GROWTH     EQUITY       APPRECIATION
                         SUBACCOUNT  SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
                         ----------  -----------  -------------  --------------
ASSETS
Investment in shares of
 portfolios of:
 John Hancock Variable
  Series Trust I,
  at value. . . . . .     $970,290    $      --    $       --       $     --
 Outside Trust, at
  value. . . . . . . .          --      294,255     1,239,122        403,273
Policy loans and
 accrued interest
 receivable. . . . . .          --           --            --             --
Receivable from
 portfolio/JHVLICO . .          --           --            --             --
                          --------    ---------    ----------       --------
Total assets . . . . .     970,290      294,255     1,239,122        403,273
LIABILITIES
Payable to
 portfolio/JHVLICO. .           15            3            11              4
Asset charges payable.          --           --            --             --
                          --------    ---------    ----------       --------
Total liabilities. . .          15            3            11              4
                          --------    ---------    ----------       --------
                          $970,275    $ 294,252    $1,239,111       $403,269
                          --------    ---------    ----------       --------
NET ASSETS:
 Accumulation units. .    $970,275    $ 294,252    $1,239,111       $403,269
                          --------    ---------    ----------       --------
 Total net assets. . .    $970,275    $ 294,252    $1,239,111       $403,269
                          --------    ---------    ----------       --------
 Units outstanding. .      111,923       20,737        78,174         21,368
                          --------    ---------    ----------       --------
 Unit value
  (accumulation). . .     $   8.67    $   14.19    $    15.85       $  18.87
                          ========    =========    ==========       ========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                                  JUNE 30, 2002

                          CLIFTON       LARGE CAP                      AIM V.I.
                          ENHANCED      AGGRESSIVE    FUNDAMENTAL      PREMIER
                        U.S. EQUITY       GROWTH        GROWTH          EQUITY
                         SUBACCOUNT     SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
                        ------------  --------------  -----------  ----------------
ASSETS
Investment in shares
 of portfolios of:
 John Hancock Variable
  Series Trust I,
  at value. . . . . .     $     --       $ 2,018       $ 28,603        $    --
 Outside Trust, at
  value . . . . . . .       44,083            --             --         24,065
Policy loans and
 accrued interest
 receivable . . . . .           --            --             --             --
Receivable from
 portfolio/JHVLICO. .           --            --             --             --
                          --------       -------       --------        -------
Total assets. . . . .       44,083         2,018         28,603         24,065
LIABILITIES
Payable to
 portfolio/JHVLICO. .            1            --             --             --
Asset charges payable           --            --             --             --
                          --------       -------       --------        -------
Total liabilities . .            1            --             --             --
                          --------       -------       --------        -------
                          $ 44,082       $ 2,018       $ 28,603        $24,065
                          --------       -------       --------        -------
NET ASSETS:
 Accumulation units .     $ 44,082       $ 2,018       $ 28,603        $24,065
                          --------       -------       --------        -------
 Total net assets . .     $ 44,082       $ 2,018       $ 28,603        $24,065
                          --------       -------       --------        -------
 Units outstanding. .        4,686           339          4,034          3,565
                          --------       -------       --------        -------
 Unit value
  (accumulation). . .     $   9.41       $  5.95       $   7.09        $  6.75
                          ========       =======       ========        =======

                        FIDELITY VIP  FIDELITY VIP   MFS NEW     V.A. STRATEGIC
                           GROWTH      CONTRAFUND   DISCOVERY        INCOME
                         SUBACCOUNT    SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                        ------------  ------------  ----------  ----------------
ASSETS
Investment in shares
 of portfolios of:
 John Hancock
  Declaration Trust,
  at value. . . . . .     $     --      $    --      $     --        $  739
 John Hancock Variable
  Series Trust I, at
  value . . . . . . .
 Outside Trust, at
  value . . . . . . .      144,601       33,701       106,374
Policy loans and
 accrued interest
 receivable . . . . .           --           --            --            --
Receivable from
 portfolio/JHVLICO. .           --           --            --            --
                          --------      -------      --------        ------
Total assets. . . . .      144,601       33,701       106,374           739
LIABILITIES
Payable to
 portfolio/JHVLICO. .            2           --            --            --
Asset charges payable           --           --            --            --
                          --------      -------      --------        ------
Total liabilities . .            2           --            --            --
                          --------      -------      --------        ------
                          $144,599      $33,701      $106,374        $  739
                          --------      -------      --------        ------
NET ASSETS:
 Accumulation units .     $144,599      $33,701      $106,374        $  739
                          --------      -------      --------        ------
 Total net assets . .     $144,599      $33,701      $106,374        $  739
                          --------      -------      --------        ------
 Units outstanding. .       17,951        3,178        13,924            60
                          --------      -------      --------        ------
 Unit value
  (accumulation). . .     $   8.06      $ 10.60      $   7.64        $12.32
                          ========      =======      ========        ======

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                                  JUNE 30, 2002

                          HEALTH     INTERNATIONAL     FUNDAMENTAL      SMALL CAP
                         SCIENCES   OPPORTUNITIES B       VALUE           VALUE
                        SUBACCOUNT    SUBACCOUNT        SUBACCOUNT      SUBACCOUNT
                        ----------  ---------------  ----------------  ------------
ASSETS
Investment in shares
 of portfolios of:
 John Hancock Variable
  Series Trust I, at
  value . . . . . . .     $5,288        $26,203         $3,982,359       $166,356
Policy loans and
 accrued interest
 receivable . . . . .         --             --                 --             --
Receivable from
 portfolio/JHVLICO. .         --             --                 --             --
                          ------        -------         ----------       --------
Total assets. . . . .      5,288         26,203          3,982,359        166,356
LIABILITIES
Payable to
 portfolio/JHVLICO. .          1             --                 56              1
Asset charges payable         --             --                 --             --
                          ------        -------         ----------       --------
Total liabilities . .          1             --                 56              1
                          ------        -------         ----------       --------
                          $5,287        $26,203         $3,982,303       $166,355
                          ------        -------         ----------       --------
NET ASSETS:
 Accumulation units .     $5,287        $26,203         $3,982,303       $166,355
                          ------        -------         ----------       --------
 Total net assets . .     $5,287        $26,203         $3,982,303       $166,355
                          ------        -------         ----------       --------
 Units outstanding. .        640          3,426            323,088         13,420
                          ------        -------         ----------       --------
 Unit value
  (accumulation). . .     $ 8.26        $  7.65         $    12.33       $  12.40
                          ======        =======         ==========       ========

                                                                       V.A.
                            AIM V.I.       MFS        TEMPLETON     FINANCIAL
                             GROWTH     RESEARCH    INTERNATIONAL   INDUSTRIES
                           SUBACCOUNT  SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                           ----------  -----------  -------------  ------------
ASSETS
Investment in shares of
 portfolios of:
 John Hancock Declaration
  Trust, at value. . . .     $   --      $   --        $   --         $1,876
 Outside Trust, at value      7,316       1,980         2,058             --
Policy loans and accrued
 interest receivable . .         --          --            --             --
Receivable from
 portfolio/JHVLICO . . .         --          --            --             --
                             ------      ------        ------         ------
Total assets . . . . . .      7,316       1,980         2,058          1,876
LIABILITIES
Payable to
 portfolio/JHVLICO . . .         --          --            --             --
Asset charges payable. .         --          --            --             --
                             ------      ------        ------         ------
Total liabilities. . . .         --          --            --             --
                             ------      ------        ------         ------
                             $7,316      $1,980        $2,058         $1,876
                             ------      ------        ------         ------
NET ASSETS:
 Accumulation units. . .     $7,316      $1,980        $2,058         $1,876
                             ------      ------        ------         ------
 Total net assets. . . .     $7,316      $1,980        $2,058         $1,876
                             ------      ------        ------         ------
 Units outstanding . . .        563         233           255            135
                             ------      ------        ------         ------
 Unit value
  (accumulation) . . . .     $12.99      $ 8.50        $ 8.07         $13.90
                             ======      ======        ======         ======

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                                  JUNE 30, 2002

                                                                   JANUS ASPEN
                                       V.A. RELATIVE  LARGE CAP      GLOBAL
                                           VALUE      VALUE CORE   TECHNOLOGY
                                        SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                                       -------------  ----------  -------------
ASSETS
Investment in shares of portfolios
 of:
 John Hancock Declaration Trust, at
  value. . . . . . . . . . . . . . .      $4,431       $     --      $   --
 John Hancock Variable Series Trust
  I, at value. . . . . . . . . . . .          --         13,813          --
 Outside Trust, at value . . . . . .          --             --       1,589
Policy loans and accrued interest
 receivable. . . . . . . . . . . . .          --             --          --
Receivable from portfolio/JHVLICO. .          --             --          --
                                          ------       --------      ------
Total assets . . . . . . . . . . . .       4,431         13,813       1,589
LIABILITIES
Payable to portfolio/JHVLICO . . . .          --             --          --
Asset charges payable. . . . . . . .          --             --          --
                                          ------       --------      ------
Total liabilities. . . . . . . . . .          --             --          --
                                          ------       --------      ------
                                          $4,431       $ 13,813      $1,589
                                          ------       --------      ------
NET ASSETS:
 Accumulation units. . . . . . . . .      $4,431       $ 13,813      $1,589
                                          ------       --------      ------
 Total net assets. . . . . . . . . .      $4,431       $ 13,813      $1,589
                                          ------       --------      ------
 Units outstanding . . . . . . . . .         381          1,447         530
                                          ------       --------      ------
 Unit value (accumulation) . . . . .      $11.63       $   9.55      $ 3.00
                                          ======       ========      ======

                                                   JANUS ASPEN   MFS INVESTORS
                                                    WORLDWIDE       GROWTH
                                                     GROWTH          STOCK
                                                   SUBACCOUNT     SUBACCOUNT
                                                   -----------  ---------------
ASSETS
Investment in shares of portfolios of:
 Outside Trust, at value . . . . . . . . . . . .    $ 59,619        $6,218
Policy loans and accrued interest receivable . .          --            --
Receivable from portfolio/JHVLICO. . . . . . . .          --            --
                                                    --------        ------
Total assets . . . . . . . . . . . . . . . . . .      59,619         6,218
LIABILITIES
Payable to portfolio/JHVLICO . . . . . . . . . .           1            --
Asset charges payable. . . . . . . . . . . . . .          --            --
                                                    --------        ------
Total liabilities. . . . . . . . . . . . . . . .           1            --
                                                    --------        ------
                                                    $ 59,618        $6,218
                                                    --------        ------
NET ASSETS:
 Accumulation units. . . . . . . . . . . . . . .    $ 59,618        $6,218
                                                    --------        ------
 Total net assets. . . . . . . . . . . . . . . .    $ 59,618        $6,218
                                                    --------        ------
 Units outstanding . . . . . . . . . . . . . . .      10,742           770
                                                    --------        ------
 Unit value (accumulation) . . . . . . . . . . .    $   5.55        $ 8.08
                                                    ========        ======

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                            STATEMENTS OF OPERATIONS

            FOR THE YEARS AND PERIOD ENDED JUNE 30, 2002 (UNAUDITED)
                         AND DECEMBER 31, 2001 AND 2000

                                             LARGE CAP GROWTH SUBACCOUNT
                                     ------------------------------------------
                                         2002         2001           2000
                                     ------------  -----------  ---------------
Investment income:
 Dividends . . . . . . . . . . . .   $    71,404   $   75,058    $  6,351,461
 Interest on policy loans. . . . .       107,567      224,030         223,081
                                     -----------   ----------    ------------
Total investment income. . . . . .       178,971      299,088       6,574,542
Expenses:
 Mortality and expense risks . . .       121,512      237,021         286,716
                                     -----------   ----------    ------------
Net investment income. . . . . . .        57,459       62,067       6,287,826
Realized gains (losses) on
 investments:
 Realized gains (losses) on sale of
  portfolio shares . . . . . . . .      (515,622)    (303,166)      1,809,410
 Realized gain distributions . . .            --           --              --
                                     -----------   ----------    ------------
Realized gains (losses). . . . . .      (515,622)    (303,166)      1,809,410
Change in unrealized appreciation
 (depreciation)
 during the period . . . . . . . .    (7,084,402)   9,417,343     (17,039,660)
                                     -----------   ----------    ------------
Net increase (decrease) in net
 assets resulting
 from operations . . . . . . . . .   $(7,542,565)  $9,176,244    $ (8,942,424)
                                     ===========   ==========    ============

                                               ACTIVE BOND SUBACCOUNT
                                       --------------------------------------
                                          2002         2001           2000
                                       -----------  -----------  --------------
Investment income:
 Dividends . . . . . . . . . . . . .   $2,716,324   $5,575,227    $ 5,048,654
 Interest on policy loans. . . . . .      417,606      840,444        769,530
                                       ----------   ----------    -----------
Total investment income. . . . . . .    3,133,930    6,415,671      5,818,184
Expenses:
 Mortality and expense risks . . . .      260,208      492,587        485,231
                                       ----------   ----------    -----------
Net investment income. . . . . . . .    2,873,722    5,923,084      5,332,953
Realized gains (losses) on
 investments:
 Realized losses on sale of portfolio
  shares . . . . . . . . . . . . . .     (154,849)    (578,863)    (1,058,175)
 Realized gain distributions . . . .           --           --             --
                                       ----------   ----------    -----------
Realized losses. . . . . . . . . . .     (154,849)    (578,863)    (1,058,175)
Change in unrealized appreciation
 (depreciation)
 during the period . . . . . . . . .     (755,593)   1,577,966      3,862,398
                                       ----------   ----------    -----------
Net increase in net assets resulting
 from operations . . . . . . . . . .   $1,963,280   $6,922,187    $ 8,137,176
                                       ==========   ==========    ===========

See accompanying notes.

                    JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

            FOR THE YEARS AND PERIOD ENDED JUNE 30, 2002 (UNAUDITED)
                         AND DECEMBER 31, 2001 AND 2000

                                         INTERNATIONAL EQUITY INDEX SUBACCOUNT
                                       ----------------------------------------
                                         2002         2001           2000
                                       ----------  ------------  --------------
Investment income:
 Dividends . . . . . . . . . . . . .   $  47,320   $    92,540    $   334,135
 Interest on policy loans. . . . . .      15,365        32,013         29,828
                                       ---------   -----------    -----------
Total investment income. . . . . . .      62,685       124,553        363,963
Expenses:
 Mortality and expense risks . . . .      16,115        35,964         41,808
                                       ---------   -----------    -----------
Net investment income. . . . . . . .      46,570        88,589        322,155
Realized gains (losses) on
 investments:
 Realized gains (losses) on sale of
  portfolio shares . . . . . . . . .    (195,650)     (244,081)        76,586
 Realized gain distributions . . . .          --           690             --
                                       ---------   -----------    -----------
Realized gains (losses). . . . . . .    (195,650)     (243,391)        76,586
Change in unrealized appreciation
 (depreciation) during the period. .     169,621    (1,167,176)    (1,706,468)
                                       ---------   -----------    -----------
Net increase (decrease) in net assets
 resulting from operations . . . . .   $  20,541   $(1,321,978)   $(1,307,727)
                                       =========   ===========    ===========

                                               SMALL CAP GROWTH SUBACCOUNT
                                         --------------------------------------
                                            2002        2001          2000
                                         ----------  ----------  --------------
Investment income:
 Dividends . . . . . . . . . . . . . .   $      --   $      --    $   621,346
                                         ---------   ---------    -----------
Total investment income. . . . . . . .          --          --        621,346
Expenses:
 Mortality and expense risks . . . . .      13,503      27,911         39,379
                                         ---------   ---------    -----------
Net investment income (loss) . . . . .     (13,503)    (27,911)       581,967
Realized gains (losses) on investments:
 Realized gains (losses) on sale of
  portfolio shares . . . . . . . . . .    (353,269)   (193,161)       159,388
 Realized gain distributions . . . . .          --          --             --
                                         ---------   ---------    -----------
Realized gains (losses). . . . . . . .    (353,269)   (193,961)       159,388
Change in unrealized depreciation
 during the period . . . . . . . . . .    (543,530)   (449,625)    (2,654,137)
                                         ---------   ---------    -----------
Net decrease in net assets resulting
 from operations . . . . . . . . . . .   $(910,302)  $(670,697)   $(1,912,782)
                                         =========   =========    ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

            FOR THE YEARS AND PERIOD ENDED JUNE 30, 2002 (UNAUDITED)
                         AND DECEMBER 31, 2001 AND 2000

                                          GLOBAL BALANCED SUBACCOUNT
                               ------------------------------------------------
                                   2002           2001             2000
                               --------------  ------------  ------------------
Investment income:
 Dividends . . . . . . . . .   $      24,859   $     4,344    $         8,232
                               -------------   -----------    ---------------
Total investment income. . .          24,859         4,344              8,232
Expenses:
 Mortality and expense risks           9,570         1,319              1,034
                               -------------   -----------    ---------------
Net investment income. . . .          15,289         3,025              7,198
                               =============   ===========    ===============
Realized gains (losses) on
 investments:
 Realized losses on sale of
  portfolio shares . . . . .         (10,810)      (18,478)            (3,641)
 Realized gain distributions              --            --                 --
                               -------------   -----------    ---------------
Realized losses. . . . . . .         (10,810)      (18,478)            (3,641)
Change in unrealized
 appreciation (depreciation)
 during the period . . . . .        (114,845)       12,916            (21,945)
                               -------------   -----------    ---------------
Net decrease in net assets
 resulting from operations .   $    (110,366)  $    (2,537)   $       (18,388)
                               =============   ===========    ===============

                                          MULTI CAP GROWTH SUBACCOUNT
                                    -------------------------------------------
                                       2002          2001            2000
                                    ------------  ------------  ---------------
Investment income:
 Dividends. . . . . . . . . . . .   $        --   $        --    $  2,284,720
                                    -----------   -----------    ------------
Total investment income . . . . .            --            --       2,284,720
Expenses:
 Mortality and expense risks. . .        48,326        85,083         101,903
                                    -----------   -----------    ------------
Net investment income (loss). . .       (48,326)      (85,083)      2,182,817
Realized gains (losses) on
 investments:
 Realized gains (losses) on sale
  of portfolio shares . . . . . .    (1,660,611)   (2,329,455)      1,892,763
 Realized gain distributions. . .            --            --              --
                                    -----------   -----------    ------------
Realized gains (losses) . . . . .    (1,660,611)   (2,329,455)      1,892,763
Change in unrealized depreciation
 during the period. . . . . . . .    (3,104,474)   (4,249,250)    (11,690,290)
                                    -----------   -----------    ------------
Net decrease in net assets
 resulting from operations. . . .   $(4,813,411)  $(6,663,788)   $ (7,614,710)
                                    ===========   ===========    ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

            FOR THE YEARS AND PERIOD ENDED JUNE 30, 2002 (UNAUDITED)
                         AND DECEMBER 31, 2001 AND 2000

                                              LARGE CAP VALUE SUBACCOUNT
                                        ---------------------------------------
                                            2002         2001         2000
                                        ------------  ----------  -------------
Investment income:
 Dividends. . . . . . . . . . . . . .   $   158,389   $ 278,945    $  759,319
                                        -----------   ---------    ----------
Total investment income . . . . . . .       158,389     278,945       759,319
Expenses:
 Mortality and expense risks. . . . .        71,582     108,117        65,992
                                        -----------   ---------    ----------
Net investment income . . . . . . . .        86,807     170,828       693,327
Realized gains (losses) on
 investments:
 Realized gains (losses) on sale of
  portfolio shares. . . . . . . . . .         1,603      69,861       (47,306)
 Realized gain distributions. . . . .            --     274,383            --
                                        -----------   ---------    ----------
Realized gains (losses) . . . . . . .         1,603     344,244       (47,306)
Change in unrealized appreciation
 (depreciation) during
 the period . . . . . . . . . . . . .    (1,211,853)   (277,488)      854,807
                                        -----------   ---------    ----------
Net increase (decrease) in net assets
 resulting from operations. . . . . .   $(1,123,443)  $ 237,584    $1,500,828
                                        ===========   =========    ==========

                                                   MONEY MARKET SUBACCOUNT
                                              ---------------------------------
                                                2002       2001        2000
                                              ---------  --------  ------------
Investment income:
 Dividends . . . . . . . . . . . . . .        $157,083   $797,762   $1,260,525
 Interest on policy loans. . . . . . .          79,423    169,029      162,299
                                              --------   --------   ----------
Total investment income. . . . . . . .         236,506    966,791    1,422,824
Expenses:
 Mortality and expense risks . . . . .          62,274    132,202      132,261
                                              --------   --------   ----------
Net investment income. . . . . . . . .         174,232    834,589    1,290,563
Realized gains on investments:
 Realized gains on sale of portfolio
  shares . . . . . . . . . . . . . . .             206         --           --
 Realized gain distributions . . . . .              --         --           --
                                              --------   --------   ----------
Realized gains . . . . . . . . . . . .             206         --           --
Change in unrealized depreciation
 during the period . . . . . . . . . .              (1)        --           --
                                              --------   --------   ----------
Net increase in net assets resulting
 from operations . . . . . . . . . . .        $174,437   $834,589   $1,290,563
                                              ========   ========   ==========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

            FOR THE YEARS AND PERIOD ENDED JUNE 30, 2002 (UNAUDITED)
                         AND DECEMBER 31, 2001 AND 2000

                                             SMALL/MID CAP GROWTH SUBACCOUNT
                                          -------------------------------------
                                             2002        2001         2000
                                          ----------  ----------  -------------
Investment income:
 Dividends. . . . . . . . . . . . . . .   $      --   $      --    $  603,438
                                          ---------   ---------    ----------
Total investment income . . . . . . . .          --          --       603,438
Expenses:
 Mortality and expense risks. . . . . .      24,158      34,942        32,879
                                          ---------   ---------    ----------
Net investment income (loss). . . . . .     (24,158)    (34,942)      570,559
Realized gains (losses) on investments:
 Realized losses on sale of portfolio
  shares. . . . . . . . . . . . . . . .     (63,168)   (212,465)     (136,669)
 Realized gain distributions. . . . . .          --          --            --
                                          ---------   ---------    ----------
Realized losses . . . . . . . . . . . .     (63,168)   (212,465)     (136,669)
Change in unrealized appreciation
 (depreciation) during the period . . .    (782,437)    391,420        (2,663)
                                          ---------   ---------    ----------
Net increase (decrease) in net assets
 resulting from operations. . . . . . .   $(869,763)  $ 144,013    $  431,227
                                          =========   =========    ==========

                                               REAL ESTATE EQUITY SUBACCOUNT
                                           ------------------------------------
                                             2002       2001          2000
                                           ---------  ----------  -------------
Investment income:
 Dividends. . . . . . . . . . . . . . .    $131,352   $ 233,523    $  471,363
 Interest on policy loans . . . . . . .      14,408      29,769        21,486
                                           --------   ---------    ----------
Total investment income . . . . . . . .     145,760     263,292       492,849
Expenses:
 Mortality and expense risks. . . . . .      18,233      33,541        27,585
                                           --------   ---------    ----------
Net investment income . . . . . . . . .     127,527     229,751       465,264
Realized gains (losses) on investments:
 Realized losses on sale of portfolio
  shares. . . . . . . . . . . . . . . .    (14,875)   (234,535)     (159,205)
 Realized gain distributions. . . . . .          --     167,156            --
                                           --------   ---------    ----------
Realized losses . . . . . . . . . . . .     (14,875)    (67,379)     (159,205)
Change in unrealized appreciation during
 the period . . . . . . . . . . . . . .     564,505     128,322       919,904
                                           --------   ---------    ----------
Net increase in net assets resulting from
 operations . . . . . . . . . . . . . .    $677,157   $ 290,694    $1,225,963
                                           ========   =========    ==========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

            FOR THE YEARS AND PERIOD ENDED JUNE 30, 2002 (UNAUDITED)
                         AND DECEMBER 31, 2001 AND 2000

                                             GROWTH & INCOME SUBACCOUNT
                                  ---------------------------------------------
                                      2002           2001            2000
                                  -------------  -------------  ---------------
Investment income:
 Dividends. . . . . . . . . . .   $    634,217   $  1,000,312    $ 43,732,520
 Interest on policy loans . . .      1,139,728      2,433,647       2,428,588
                                  ------------   ------------    ------------
Total investment income . . . .      1,773,945      3,433,959      46,161,108
Expenses:
 Mortality and expense risks. .        491,945      1,065,963       1,733,223
                                  ------------   ------------    ------------
Net investment income . . . . .      1,282,000      2,367,996      44,427,885
Realized gains (losses) on
 investments:
 Realized gains (losses) on sale
  of portfolio shares . . . . .       (229,825)       205,711      18,300,286
 Realized gain distributions. .             --             --              --
                                  ------------   ------------    ------------
Realized gains (losses) . . . .       (229,825)       205,711      18,300,286
Change in unrealized
 depreciation during the period    (23,032,815)   (37,067,063)    (96,829,044)
                                  ------------   ------------    ------------
Net decrease in net assets
 resulting from operations. . .   $(21,980,640)  $(34,493,356)   $(34,100,873)
                                  ============   ============    ============

                                                 MANAGED SUBACCOUNT
                                    -------------------------------------------
                                       2002          2001            2000
                                    ------------  ------------  ---------------
Investment income:
 Dividends. . . . . . . . . . . .   $   759,936   $ 2,011,926    $ 11,757,304
 Interest on policy loans . . . .       514,389     1,055,240              --
                                    -----------   -----------    ------------
Total investment income . . . . .     1,274,325     3,067,166      11,757,304
Expenses:
 Mortality and expense risks. . .       298,804       624,031         664,664
                                    -----------   -----------    ------------
Net investment income . . . . . .       975,521     2,443,135      11,092,640
Realized gains on investments:
 Realized gains on sale of
  portfolio shares. . . . . . . .        55,484        33,494       1,551,519
 Realized gain distributions. . .            --       495,279              --
                                    -----------   -----------    ------------
Realized gains. . . . . . . . . .        55,484       528,773       1,551,519
Change in unrealized depreciation
 during the period. . . . . . . .    (8,119,870)   (5,276,809)    (12,278,637)
                                    -----------   -----------    ------------
Net increase (decrease) in net
 assets resulting
 from operations. . . . . . . . .   $(7,088,865)  $(2,304,901)   $    365,522
                                    ===========   ===========    ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

            FOR THE YEARS AND PERIOD ENDED JUNE 30, 2002 (UNAUDITED)
                         AND DECEMBER 31, 2001 AND 2000

                                               SHORT-TERM BOND SUBACCOUNT
                                         --------------------------------------
                                            2002         2001          2000
                                         ----------  ------------  ------------
Investment income:
 Dividends . . . . . . . . . . . . . .   $  22,369   $    27,491    $  17,131
                                         ---------   -----------    ---------
Total investment income. . . . . . . .      22,369        27,491       17,131
Expenses:
 Mortality and expense risks . . . . .       2,957         3,039        1,637
                                         ---------   -----------    ---------
Net investment income. . . . . . . . .      19,412        24,452       15,494
Realized gains (losses) on investments:
 Realized gains (losses) on sale of
  portfolio shares . . . . . . . . . .         414         8,797       (2,287)
 Realized gain distributions . . . . .          --            --           --
                                         ---------   -----------    ---------
Realized gains (losses). . . . . . . .         414         8,797       (2,287)
Change in unrealized appreciation
 (depreciation) during the period. . .        (652)       (2,372)       6,756
                                         ---------   -----------    ---------
Net increase in net assets resulting
 from operations . . . . . . . . . . .   $  19,174   $    30,877    $  19,963
                                         =========   ===========    =========

                                                SMALL CAP EQUITY SUBACCOUNT
                                           ------------------------------------
                                              2002        2001         2000
                                           ----------  ----------  ------------
Investment income:
 Dividends . . . . . . . . . . . . . . .   $      --   $   2,669    $ 321,253
                                           ---------   ---------    ---------
Total investment income. . . . . . . . .          --       2,669      321,253
Expenses:
 Mortality and expense risks . . . . . .      13,141      21,562       23,745
                                           ---------   ---------    ---------
Net investment income (loss) . . . . . .     (13,141)    (18,893)     297,508
Realized gains (losses) on investments:
 Realized losses on sale of portfolio
  shares . . . . . . . . . . . . . . . .     (60,672)   (553,686)    (110,857)
 Realized gain distributions . . . . . .          --          --           --
                                           ---------   ---------    ---------
Realized losses. . . . . . . . . . . . .     (60,672)   (553,686)    (110,857)
Change in unrealized appreciation
 (depreciation) during the period. . . .    (462,537)    580,661     (668,463)
                                           ---------   ---------    ---------
Net increase (decrease) in net assets
 resulting from operations . . . . . . .   $(536,350)  $   8,082    $(481,812)
                                           =========   =========    =========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

            FOR THE YEARS AND PERIOD ENDED JUNE 30, 2002 (UNAUDITED)
                         AND DECEMBER 31, 2001 AND 2000

                              INTERNATIONAL OPPORTUNITIES SUBACCOUNT
                            -----------------------------------------
                                2002         2001           2000
                            -----------  ------------  --------------
Investment income:
 Dividends. . . . . . . .   $   55,830   $   104,368    $   617,754
                            ----------   -----------    -----------
Total investment income .       55,830       104,368        617,754
Expenses:
 Mortality and expense
  risks . . . . . . . . .       37,652        78,353         53,038
                            ----------   -----------    -----------
Net investment income . .       18,178        26,015        564,716
Realized gains (losses) on
 investments:
 Realized gains (losses)
  on sale of portfolio
  shares  . . . . . . . .     (294,903)   (2,366,905)       348,813
 Realized gain
  distributions . . . . .           --            --             --
                            ----------   -----------    -----------
Realized gains (losses) .     (294,903)   (2,366,905)       348,813
Change in unrealized
 depreciation during the
 period . . . . . . . . .     (365,144)     (510,586)    (2,497,504)
                            ----------   -----------    -----------
Net decrease in net assets
 resulting from operations  $ (641,869)  $(2,851,476)   $(1,583,975)
                            ==========   ===========    ===========

                                               EQUITY INDEX SUBACCOUNT
                                     ------------------------------------------
                                         2002          2001           2000
                                     ------------  ------------  --------------
Investment income:
 Dividends . . . . . . . . . . . .   $   325,857   $   580,736    $ 2,327,055
                                     -----------   -----------    -----------
Total investment income. . . . . .       325,857       580,736      2,327,055
Expenses:
 Mortality and expense risks . . .       148,306       288,749        185,175
                                     -----------   -----------    -----------
Net investment income. . . . . . .       177,551       291,987      2,141,880
Realized gains (losses) on
 investments:
 Realized gains (losses) on sale of
  portfolio shares . . . . . . . .      (404,527)     (350,536)       485,643
 Realized gain distributions . . .            --     1,572,305             --
                                     -----------   -----------    -----------
Realized gains (losses). . . . . .      (404,527)    1,221,769        485,643
Change in unrealized depreciation
 during the period . . . . . . . .    (7,088,039)   (8,084,684)    (8,035,375)
                                     -----------   -----------    -----------
Net decrease in net assets
 resulting from operations . . . .   $(7,315,015)  $(6,570,928)   $(5,407,852)
                                     ===========   ===========    ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

            FOR THE YEARS AND PERIOD ENDED JUNE 30, 2002 (UNAUDITED)
                         AND DECEMBER 31, 2001 AND 2000

                                                  GLOBAL BOND SUBACCOUNT
                                            -----------------------------------
                                              2002       2001         2000
                                            --------  ----------  -------------
Investment income:
 Dividends. . . . . . . . . . . . . . . .   $    --   $  39,052    $   63,032
                                            -------   ---------    ----------
Total investment income . . . . . . . . .        --      39,052        63,032
Expenses:
 Mortality and expense risks. . . . . . .     2,408       6,664         5,624
                                            -------   ---------    ----------
Net investment income (loss). . . . . . .    (2,408)     32,388        57,408
Realized gains (losses) on investments:
 Realized losses on sale of portfolio
  shares. . . . . . . . . . . . . . . . .      (485)     (4,928)      (14,302)
 Realized gain distributions. . . . . . .        --          --            --
                                            -------   ---------    ----------
Realized losses . . . . . . . . . . . . .      (485)     (4,928)      (14,302)
Change in unrealized appreciation
 (depreciation) during the period . . . .    83,385     (45,004)       63,359
                                            -------   ---------    ----------
Net increase (decrease) in net assets
 resulting from operations. . . . . . . .   $80,492   $ (17,544)   $  106,465
                                            =======   =========    ==========

                                           EMERGING MARKETS EQUITY SUBACCOUNT
                                         --------------------------------------
                                            2002        2001          2000
                                         ----------  -----------  -------------
Investment income:
 Dividends . . . . . . . . . . . . . .   $  1,769    $   1,896     $  63,791
                                         --------    ---------     ---------
Total investment income. . . . . . . .      1,769        1,896        63,791
Expenses:
 Mortality and expense risks . . . . .      3,013        4,801         5,200
                                         --------    ---------     ---------
Net investment income (loss) . . . . .     (1,244)      (2,905)       58,591
Realized gains (losses) on investments:
 Realized gains (losses) on sale of
  portfolio shares . . . . . . . . . .    (10,278)    (512,242)       19,902
 Realized gain distributions . . . . .         --           --            --
                                         --------    ---------     ---------
Realized gains (losses). . . . . . . .    (10,278)    (512,242)       19,902
Change in unrealized appreciation
 (depreciation) during the period. . .     26,303      454,961      (571,486)
                                         --------    ---------     ---------
Net increase (decrease) in net assets
 resulting from operations . . . . . .   $ 14,781    $ (60,186)    $(492,993)
                                         ========    =========     =========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

            FOR THE YEARS AND PERIOD ENDED JUNE 30, 2002 (UNAUDITED)
                         AND DECEMBER 31, 2001 AND 2000

                                                   BOND INDEX SUBACCOUNT
                                            -----------------------------------
                                               2002       2001         2000
                                            ----------  ---------  ------------
Investment income:
 Dividends. . . . . . . . . . . . . . . .   $ 146,775   $146,628    $   7,273
                                            ---------   --------    ---------
Total investment income . . . . . . . . .     146,775    146,628        7,273
Expenses:
 Mortality and expense risks. . . . . . .      15,884     14,407          561
                                            ---------   --------    ---------
Net investment income . . . . . . . . . .     130,891    132,221        6,712
Realized gains (losses) on investments:
 Realized gains (losses) on sale of
  portfolio shares  . . . . . . . . . . .       1,653      9,436         (607)
 Realized gain distributions. . . . . . .          --      8,792           --
                                            ---------   --------    ---------
Realized gains (losses) . . . . . . . . .       1,653     18,228         (607)
Change in unrealized appreciation
 (depreciation) during the period . . . .      34,100    (26,418)       6,100
                                            ---------   --------    ---------
Net increase in net assets resulting from
 operations . . . . . . . . . . . . . . .   $ 166,644   $124,031    $  12,205
                                            =========   ========    =========

                                                 SMALL/MID CAP CORE SUBACCOUNT
                                               --------------------------------
                                                 2002       2001       2000
                                               ---------  --------  -----------
Investment income:
 Dividends . . . . . . . . . . . . . . . . .   $    919   $ 2,616    $ 22,843
                                               --------   -------    --------
Total investment income. . . . . . . . . . .        919     2,616      22,843
Expenses:
 Mortality and expense risks . . . . . . . .      1,756     3,013       1,051
                                               --------   -------    --------
Net investment income (loss) . . . . . . . .       (837)     (397)     21,792
Realized gains (losses) on investments:
 Realized gains (losses) on sale of portfolio
  shares . . . . . . . . . . . . . . . . . .      2,030    (3,169)      1,505
 Realized gain distributions . . . . . . . .         --        --          --
                                               --------   -------    --------
Realized gains (losses). . . . . . . . . . .      2,030    (3,169)      1,505
Change in unrealized appreciation
 (depreciation) during the period. . . . . .    (14,447)   25,735     (13,928)
                                               --------   -------    --------
Net increase (decrease) in net assets
 resulting from operations . . . . . . . . .   $(13,254)  $22,169    $  9,369
                                               ========   =======    ========

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

            FOR THE YEARS AND PERIOD ENDED JUNE 30, 2002 (UNAUDITED)
                         AND DECEMBER 31, 2001 AND 2000

                                                HIGH YIELD BOND SUBACCOUNT
                                            -----------------------------------
                                              2002        2001         2000
                                            ---------  ----------  ------------
Investment income:
 Dividends. . . . . . . . . . . . . . . .   $ 52,306   $  62,648    $  84,101
                                            --------   ---------    ---------
Total investment income . . . . . . . . .     52,306      62,648       84,101
Expenses:
 Mortality and expense risks. . . . . . .      2,894       4,178        5,409
                                            --------   ---------    ---------
Net investment income . . . . . . . . . .     49,412      58,470       78,692
Realized gains (losses) on investments:
 Realized losses on sale of portfolio
  shares. . . . . . . . . . . . . . . . .    (29,328)   (133,868)     (12,114)
 Realized gain distributions. . . . . . .         --          --           --
                                            --------   ---------    ---------
Realized losses . . . . . . . . . . . . .    (29,328)   (133,868)     (12,114)
Change in unrealized appreciation
 (depreciation) during the period . . . .    (70,306)    132,879     (188,735)
                                            --------   ---------    ---------
Net increase (decrease) in net assets
 resulting from operations. . . . . . . .   $(50,222)  $  57,481    $(122,157)
                                            ========   =========    =========

                                                TURNER CORE GROWTH SUBACCOUNT
                                            -----------------------------------
                                              2002        2001         2000
                                            ---------  ----------  ------------
Investment income:
 Dividends. . . . . . . . . . . . . . . .   $     --   $     420    $  52,832
                                            --------   ---------    ---------
Total investment income . . . . . . . . .         --         420       52,832
Expenses:
 Mortality and expense risks. . . . . . .        590       1,981        2,215
                                            --------   ---------    ---------
Net investment income (loss). . . . . . .       (590)     (1,561)      50,617
Realized gains (losses) on investments:
 Realized gains (losses) on sale of
  portfolio shares. . . . . . . . . . . .    (25,442)    (91,201)      20,969
 Realized gain distributions. . . . . . .         --          --           --
                                            --------   ---------    ---------
Realized gains (losses) . . . . . . . . .    (25,442)    (91,201)      20,969
Change in unrealized depreciation during
 the period . . . . . . . . . . . . . . .    (37,358)    (12,342)    (120,040)
                                            --------   ---------    ---------
Net decrease in net assets resulting from
 operations . . . . . . . . . . . . . . .   $(63,390)  $(105,104)   $ (48,454)
                                            ========   =========    =========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

            FOR THE YEARS AND PERIOD ENDED JUNE 30, 2002 (UNAUDITED)
                         AND DECEMBER 31, 2001 AND 2000

                                      BRANDES INTERNATIONAL EQUITY SUBACCOUNT
                                   --------------------------------------------
                                       2002          2001            2000
                                   ------------  -------------  ---------------
Investment income:
 Dividends . . . . . . . . . . .    $    685      $  14,525       $  92,935
                                    --------      ---------       ---------
Total investment income. . . . .         685         14,525          92,935
Expenses:
 Mortality and expense risks . .       1,944          5,876           4,973
                                    --------      ---------       ---------
Net investment income (loss) . .      (1,259)         8,649          87,962
Realized gains (losses) on
 investments:
 Realized gains (losses) on sale
  of portfolio shares. . . . . .     (23,834)        28,195          13,902
 Realized gain distributions . .          --         43,702              --
                                    --------      ---------       ---------
Realized gains (losses). . . . .     (23,834)        71,897          13,902
Change in unrealized appreciation
 (depreciation) during the
 period. . . . . . . . . . . . .      30,006       (246,498)        (35,201)
                                    --------      ---------       ---------
Net increase (decrease) in net
 assets resulting from operations   $  4,913      $(165,952)      $  66,663
                                    ========      =========       =========

                                     FRONTIER CAPITAL APPRECIATION SUBACCOUNT
                                    -------------------------------------------
                                        2002          2001           2000
                                    ------------  ------------  ---------------
Investment income:
 Dividends. . . . . . . . . . . .    $     --      $     --       $ 133,836
                                     --------      --------       ---------
Total investment income . . . . .          --            --         133,836
Expenses:
 Mortality and expense risks. . .         883         2,728           3,700
                                     --------      --------       ---------
Net investment income (loss). . .        (883)       (2,728)        130,136
Realized gains (losses) on
 investments:
 Realized gains (losses) on sale
  of portfolio shares . . . . . .      (3,219)      (54,796)         68,311
 Realized gain distributions. . .          --         4,602              --
                                     --------      --------       ---------
Realized gains (losses) . . . . .      (3,219)      (50,194)         68,311
Change in unrealized appreciation
 (depreciation) during the
 period . . . . . . . . . . . . .     (54,814)       52,457        (175,994)
                                     --------      --------       ---------
Net increase (decrease) in net
 assets resulting from operations    $(58,916)     $   (465)      $  22,453
                                     ========      ========       =========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

            FOR THE YEARS AND PERIOD ENDED JUNE 30, 2002 (UNAUDITED)
                         AND DECEMBER 31, 2001 AND 2000

                                       CLIFTON ENHANCED U.S. EQUITY SUBACCOUNT
                                     ------------------------------------------
                                         2002          2001           2000
                                     ------------  ------------  --------------
Investment income:
 Dividends . . . . . . . . . . . .     $    --       $ 1,266        $ 3,328
                                       -------       -------        -------
Total investment income. . . . . .          --         1,266          3,328
Expenses:
 Mortality and expense risks . . .          95           149            138
                                       -------       -------        -------
Net investment income (loss) . . .         (95)        1,117          3,190
Realized gains (losses) on
 investments:
 Realized gains (losses) on sale of
  portfolio shares . . . . . . . .        (827)         (826)           302
 Realized gain distributions . . .          --            --             --
                                       -------       -------        -------
Realized gains (losses). . . . . .        (827)         (826)           302
Change in unrealized depreciation
 during the period . . . . . . . .      (4,247)       (3,148)        (5,562)
                                       -------       -------        -------
Net decrease in net assets
 resulting from operations . . . .     $(5,169)      $(2,857)       $(2,070)
                                       =======       =======        =======

                                       LARGE CAP AGGRESSIVE GROWTH SUBACCOUNT
                                     ------------------------------------------
                                         2002          2001          2000*
                                     ------------  ------------  --------------
Investment income:
 Dividends . . . . . . . . . . . .      $  --         $  --          $  36
                                        -----         -----          -----
Total investment income. . . . . .         --            --             36
Expenses:
 Mortality and expense risks . . .          4            11              6
                                        -----         -----          -----
Net investment income (loss) . . .         (4)          (11)            30
Realized gains (losses) on
 investments:
 Realized losses on sale of
  portfolio shares . . . . . . . .        (47)          (68)            (8)
 Realized gain distributions . . .         --            --             --
                                        -----         -----          -----
Realized losses. . . . . . . . . .        (47)          (68)            (8)
Change in unrealized depreciation
 during the period . . . . . . . .       (293)         (216)          (616)
                                        -----         -----          -----
Net decrease in net assets
 resulting from operations . . . .      $(344)        $(295)         $(594)
                                        =====         =====          =====

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

            FOR THE YEARS AND PERIOD ENDED JUNE 30, 2002 (UNAUDITED)
                         AND DECEMBER 31, 2001 AND 2000

                                                FUNDAMENTAL GROWTH SUBACCOUNT
                                              ---------------------------------
                                                2002       2001        2000*
                                              ---------  ---------  -----------
Investment income:
 Dividends. . . . . . . . . . . . . . . . .   $    --    $    --     $ 1,361
                                              -------    -------     -------
Total investment income . . . . . . . . . .        --         --       1,361
Expenses:
 Mortality and expense risks. . . . . . . .        33         62          10
                                              -------    -------     -------
Net investment income (loss). . . . . . . .       (33)       (62)      1,351
Realized gains (losses) on investments:
 Realized losses on sale of portfolio shares     (202)      (340)        (10)
 Realized gain distributions. . . . . . . .        --         --          --
                                              -------    -------     -------
Realized losses . . . . . . . . . . . . . .      (202)      (340)        (10)
Change in unrealized depreciation during the
 period . . . . . . . . . . . . . . . . . .    (4,199)    (3,866)     (1,226)
                                              -------    -------     -------
Net increase (decrease) in net assets
 resulting from operations. . . . . . . . .   $(4,434)   $(4,268)    $   115
                                              =======    =======     =======

                                           AIM V.I. PREMIER EQUITY SUBACCOUNT
                                        ---------------------------------------
                                           2002         2001          2000*
                                        -----------  -----------  -------------
Investment income:
 Dividends. . . . . . . . . . . . . .    $    --      $    17        $  241
                                         -------      -------        ------
Total investment income . . . . . . .         --           17           241
Expenses:
 Mortality and expense risks. . . . .         44           61            11
                                         -------      -------        ------
Net investment income (loss). . . . .        (44)         (44)          230
Realized gains (losses) on
 investments:
 Realized losses on sale of portfolio
  shares. . . . . . . . . . . . . . .       (335)        (754)          (11)
 Realized gain distributions. . . . .         --          251            --
                                         -------      -------        ------
Realized losses . . . . . . . . . . .       (335)        (503)          (11)
Change in unrealized depreciation
 during the period. . . . . . . . . .     (4,344)      (1,395)        (1068)
                                         -------      -------        ------
Net decrease in net assets resulting
 from operations. . . . . . . . . . .    $(4,723)     $(1,942)       $ (849)
                                         =======      =======        ======

---------
*From commencement of operations (refer to footnote d in notes to financial statements 6).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

            FOR THE YEARS AND PERIOD ENDED JUNE 30, 2002 (UNAUDITED)
                         AND DECEMBER 31, 2001 AND 2000

                                               FIDELITY VIP GROWTH SUBACCOUNT
                                            -----------------------------------
                                               2002         2001       2000*
                                            -----------  ----------  ----------
Investment income:
 Dividends. . . . . . . . . . . . . . . .    $      1     $    --      $  --
                                             --------     -------      -----
Total investment income . . . . . . . . .           1          --         --
Expenses:
 Mortality and expense risks. . . . . . .         143          18          6
                                             --------     -------      -----
Net investment loss . . . . . . . . . . .        (142)        (18)        (6)
Realized gains (losses) on investments:
 Realized losses on sale of portfolio
  shares. . . . . . . . . . . . . . . . .      (1,037)     (1,717)        (7)
 Realized gain distributions. . . . . . .          --         272         --
                                             --------     -------      -----
Realized losses . . . . . . . . . . . . .      (1,037)     (1,445)        (7)
Change in unrealized appreciation
 (depreciation) during the period . . . .     (26,030)        469       (525)
                                             --------     -------      -----
Net decrease in net assets resulting from
 operations . . . . . . . . . . . . . . .    $(27,209)    $  (994)     $(538)
                                             ========     =======      =====

                                            FIDELITY VIP CONTRAFUND SUBACCOUNT
                                          -------------------------------------
                                             2002         2001         2000*
                                          -----------  -----------  -----------
Investment income:
 Dividends. . . . . . . . . . . . . . .     $  84       $    41       $  --
                                            -----       -------       -----
Total investment income . . . . . . . .        84            41          --
Expenses:
 Mortality and expense risks. . . . . .        47            65          12
                                            -----       -------       -----
Net investment income (loss). . . . . .        37           (24)        (12)
Realized gains (losses) on investments:
 Realized losses on sale of portfolio
  shares. . . . . . . . . . . . . . . .      (182)       (1,122)         (4)
 Realized gain distributions. . . . . .        --           164          --
                                            -----       -------       -----
Realized losses . . . . . . . . . . . .      (182)         (958)         (4)
Change in unrealized depreciation during
 the period . . . . . . . . . . . . . .      (801)         (616)       (366)
                                            -----       -------       -----
Net decrease in net assets resulting
 from operations. . . . . . . . . . . .     $(946)      $(1,598)      $(382)
                                            =====       =======       =====

---------
*From commencement of operations (refer to footnote d in notes to financial statements 6).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

            FOR THE YEARS AND PERIOD ENDED JUNE 30, 2002 (UNAUDITED)
                         AND DECEMBER 31, 2001 AND 2000

                                                MFS NEW DISCOVERY SUBACCOUNT
                                                -----------------------------
                                                   2002       2001      2000*
                                                ----------  ---------  --------
Investment income:
 Dividends. . . . . . . . . . . . . . . . . .   $     --    $ 3,157     $ --
                                                --------    -------     ----
Total investment income . . . . . . . . . . .         --      3,157       --
Expenses:
 Mortality and expense risks. . . . . . . . .        317        422       19
                                                --------    -------     ----
Net investment income (loss). . . . . . . . .       (317)     2,735      (19)
Realized gains (losses) on investments:
 Realized losses on sale of portfolio shares.        (86)    (2,026)      (7)
 Realized gain distributions. . . . . . . . .         --        125       --
                                                --------    -------     ----
Realized losses . . . . . . . . . . . . . . .        (86)    (1,901)      (7)
Change in unrealized appreciation
 (depreciation) during the period . . . . . .    (24,021)      (743)     197
                                                --------    -------     ----
Net increase (decrease) in net assets
 resulting from operations. . . . . . . . . .   $(24,424)   $    91     $171
                                                ========    =======     ====

---------
*From commencement of operations (refer to footnote d in notes to financial statements 6).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                            STATEMENTS OF OPERATIONS

 FOR THE YEARS AND PERIOD ENDED JUNE 30, 2002 (UNAUDITED) AND DECEMBER 31, 2001

                                  V.A. STRATEGIC             HEALTH
                                      INCOME                SCIENCES
                                    SUBACCOUNT             SUBACCOUNT
                                  ---------------  ----------------------------
                                    2002    2001*      2002           2001*
                                  --------  -----  -------------  -------------
Investment income:
 Dividends. . . . . . . . . . .   $    17   $  3   $         --    $       --
                                  -------   ----   ------------    ----------
Total investment income . . . .        17      3             --            --
Expenses:
 Mortality and expense risks. .         1     --             11             3
                                  -------   ----   ------------    ----------
Net investment income (loss). .        16      3            (11)           (3)
Realized gains (losses) on
 investments:
 Realized gains (losses) on sale
  of portfolio shares . . . . .        (3)     1            (15)           (1)
 Realized gain distributions. .        --     --             --            --
                                  -------   ----   ------------    ----------
Realized gains (losses) . . . .        (3)     1            (15)           (1)
Change in unrealized
 appreciation (depreciation)
 during the period. . . . . . .        (7)     1           (614)          (22)
                                  -------   ----   ------------    ----------
Net increase (decrease) in net
 assets resulting from
 operations . . . . . . . . . .   $     6   $  5   $       (640)   $      (26)
                                  =======   ====   ============    ==========

                                        INTERNATIONAL         FUNDAMENTAL
                                       OPPORTUNITIES B           VALUE
                                         SUBACCOUNT            SUBACCOUNT
                                      -----------------  ----------------------
                                        2002     2001*      2002       2001*
                                      ---------  ------  ----------  ----------
Investment income:
 Dividends. . . . . . . . . . . . .   $    85     $--    $  23,680    $ 3,406
                                      -------     ---    ---------    -------
Total investment income . . . . . .        85      --       23,680      3,406
Expenses:
 Mortality and expense risks. . . .         3       1       10,871      1,049
                                      -------     ---    ---------    -------
Net investment income (loss). . . .        82      (1)      12,809      2,357
Realized gains (losses) on
 investments:
 Realized losses on sale of
  portfolio shares. . . . . . . . .       (28)     --      (53,519)    (5,237)
 Realized gain distributions. . . .        --      --           --         --
                                      -------     ---    ---------    -------
Realized losses . . . . . . . . . .       (28)     --      (53,519)    (5,237)
Change in unrealized appreciation
 (depreciation)
 during the period. . . . . . . . .    (1,708)      7     (401,709)    (4,848)
                                      -------     ---    ---------    -------
Net increase (decrease) in net
 assets resulting from operations .   $(1,654)    $ 6    $(442,419)   $(7,728)
                                      =======     ===    =========    =======

---------
*From commencement of operations (refer to footnote d in notes to financial statements 6).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                            STATEMENTS OF OPERATIONS

 FOR THE YEARS AND PERIOD ENDED JUNE 30, 2002 (UNAUDITED) AND DECEMBER 31, 2001

                                                                   AIM V.I.
                                              SMALL CAP VALUE       GROWTH
                                                SUBACCOUNT        SUBACCOUNT
                                             -----------------  --------------
                                               2002     2001*    2002    2001*
                                             --------  -------  ------  -------
Investment income:
 Dividends . . . . . . . . . . . . . . . .   $   204   $   91   $  --    $  4
                                             -------   ------   -----    ----
Total investment income. . . . . . . . . .       204       91      --       4
Expenses:
 Mortality and expense risks . . . . . . .       152       33       5       2
                                             -------   ------   -----    ----
Net investment income (loss) . . . . . . .        52       58      (5)      2
Realized gains (losses) on investments:
 Realized gains (losses) on sale of
  portfolio shares . . . . . . . . . . . .       701     (308)    (59)     --
 Realized gain distributions . . . . . . .        --      164      --      --
                                             -------   ------   -----    ----
Realized gains (losses). . . . . . . . . .       701     (144)    (59)     --
Change in unrealized appreciation
 (depreciation) during the period. . . . .     2,025    2,861    (485)     68
                                             -------   ------   -----    ----
Net increase (decrease) in net assets
 resulting from operations . . . . . . . .   $ 2,778   $2,775   $(549)    $70
                                             =======   ======   =====    ====

                                                                  TEMPLETON
                                               MFS RESEARCH     INTERNATIONAL
                                                SUBACCOUNT        SUBACCOUNT
                                              --------------   ----------------
                                               2002    2001*    2002    2001*
                                              -------  ------  ------  --------
Investment income:
 Dividends. . . . . . . . . . . . . . . . .   $   4    $ --    $ 30      $--
                                              -----    ----    ----      ---
Total investment income . . . . . . . . . .       4      --      30       --
Expenses:
 Mortality and expense risks. . . . . . . .       5       2       7        3
                                              -----    ----    ----      ---
Net investment income (loss). . . . . . . .      (1)     (2)     23       (3)
Realized gains (losses) on investments:
 Realized gains (losses) on sale of
  portfolio shares. . . . . . . . . . . . .     (16)      1      (5)       1
 Realized gain distributions. . . . . . . .      --      --      --       --
                                              -----    ----    ----      ---
Realized gains (losses) . . . . . . . . . .     (16)      1      (5)       1
Change in unrealized appreciation
 (depreciation) during the period . . . . .    (298)    114     (46)      83
                                              -----    ----    ----      ---
Net increase (decrease) in net assets
 resulting from operations. . . . . . . . .   $(315)   $113    $(28)     $81
                                              =====    ====    ====      ===

---------
*From commencement of operations (refer to footnote d in notes to financial statements 6).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                 FOR THE PERIOD ENDED JUNE 30, 2002 (UNAUDITED)

                                 V.A. FINANCIAL   V.A. RELATIVE     LARGE CAP
                                   INDUSTRIES         VALUE        VALUE CORE
                                   SUBACCOUNT       SUBACCOUNT     SUBACCOUNT
                                 ---------------  --------------  -------------
                                      2002*           2002*           2002*
                                 ---------------  --------------  -------------
Investment income:
 Dividends . . . . . . . . . .        $ --           $    1          $  26
                                      ----           ------          -----
Total investment income. . . .          --                1             26
Expenses:
 Mortality and expense risks .          --               --             --
                                      ----           ------          -----
Net investment income. . . . .          --                1             26
Realized gains (losses) on
 investments:
 Realized losses on sale of
  portfolio shares . . . . . .          (6)             (21)          (133)
 Realized gain distributions .          --               --             --
                                      ----           ------          -----
Realized losses. . . . . . . .          (6)             (21)          (133)
Change in unrealized
 appreciation (depreciation)
 during the period . . . . . .         (28)              28           (762)
                                      ----           ------          -----
Net increase (decrease) in net
 assets resulting
 from operations . . . . . . .        $(34)          $    8          $(869)
                                      ====           ======          =====

                                     JANUS ASPEN   JANUS ASPEN   MFS INVESTORS
                                        GLOBAL      WORLDWIDE       GROWTH
                                      TECHNOLOGY      GROWTH         STOCK
                                      SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                                     ------------  -----------  ---------------
                                        2002*         2002*          2002*
                                     ------------  -----------  ---------------
Investment income:
 Dividends . . . . . . . . . . . .      $ --        $   169         $  --
                                        ----        -------         -----
Total investment income. . . . . .        --            169            --
Expenses:
 Mortality and expense risks . . .        --             85            --
                                        ----        -------         -----
Net investment income. . . . . . .        --             84            --
Realized gains (losses) on
 investments:
 Realized losses on sale of
  portfolio shares . . . . . . . .        (8)           (47)          (25)
 Realized gain distributions . . .        --             --            --
                                        ----        -------         -----
Realized losses. . . . . . . . . .        (8)           (47)          (25)
Change in unrealized depreciation
 during the period . . . . . . . .       (69)        (7,605)         (754)
                                        ----        -------         -----
Net decrease in net assets
 resulting from operations . . . .      $(77)       $(7,568)        $(779)
                                        ====        =======         =====

---------
*From commencement of operations (refer to footnote d in notes to financial statements 6).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                       STATEMENTS OF CHANGES IN NET ASSETS

            FOR THE YEARS AND PERIOD ENDED JUNE 30, 2002 (UNAUDITED)
                         AND DECEMBER 31, 2001 AND 2000

                                     LARGE CAP GROWTH SUBACCOUNT
                        -----------------------------------------------
                            2002              2001            2000
                        ---------------  -------------  ---------------
Increase (decrease) in net
assets from operations:
 Net investment income  $       57,459   $     62,067    $  6,287,826
 Realized gains
  (losses). . . . . .         (516,622)      (303,166)      1,809,410
 Change in unrealized
  depreciation during
  the period. . . . .       (7,084,402)    (6,989,603)    (17,039,660)
                        --------------   ------------    ------------
Net decrease in net
 assets resulting from
 operations . . . . .       (7,542,565)    (7,230,702)     (8,942,424)
                        --------------   ------------    ------------
Policy transactions:
 Net premiums from
  policyholders . . .        5,550,534     14,342,571      16,225,070
 Transfers to
  policyholders for
  benefits and
  termination . . . .       (3,366,712)    (6,740,426)     (8,421,666)
 Net transfers between
  subaccounts . . . .               --       (239,029)             --
 Net change in policy
  loans . . . . . . .           (3,717)       165,268         407,961
                        --------------   ------------    ------------
Net increase in net
 assets resulting from
 policy transactions.        2,180,105      7,528,384       8,211,365
                        --------------   ------------    ------------
Total increase
 (decrease) in net
 assets . . . . . . .       (5,362,460)       297,682        (731,059)
Net assets at
 beginning of period.       43,595,060     43,297,378      44,028,437
                        --------------   ------------    ------------
Net assets at end of
 period . . . . . . .   $   38,232,600   $ 43,595,060    $ 43,297,378
                        ==============   ============    ============

                                  ACTIVE BOND SUBACCOUNT
                        -------------------------------------------
                             2002           2001           2000
                        -------------  -------------  -------------
Increase (decrease) in
net assets from
operations:
 Net investment income  $  2,873,722   $  5,923,084    $  5,332,953
 Realized losses. . .       (154,849)      (578,863)     (1,058,175)
 Change in unrealized
  appreciation
  (depreciation)
  during the period.        (755,593)     1,577,966       3,862,398
                        ------------   ------------    ------------
Net increase in net
 assets resulting from
 operations. . . . .       1,963,280      6,922,187       8,137,176
                        ------------   ------------    ------------
Policy transactions:
 Net premiums from
  policyholders. . .       5,159,247     15,445,246      26,218,788
 Transfers to
  policyholders for
  benefits and
  termination. . . .      (4,282,337)   (10,820,630)    (17,903,281)
 Net transfers between
  subaccounts. . . .              --             --              --
 Net change in policy
  loans. . . . . . .         236,343       (691,455)        620,295
                        ------------   ------------    ------------
Net increase in net
 assets resulting from
 policy transactions.      1,113,253      3,933,161       8,935,802
                        ------------   ------------    ------------
Total increase in net
 assets. . . . . . .       3,076,533     10,855,348      17,072,978
Net assets at
 beginning of period.    108,817,908     97,962,560      80,889,582
                        ------------   ------------    ------------
Net assets at end of
 period. . . . . . .    $111,894,441   $108,817,908    $ 97,962,560
                        ============   ============    ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

            FOR THE YEARS AND PERIOD ENDED JUNE 30, 2002 (UNAUDITED)
                         AND DECEMBER 31, 2001 AND 2000

                          INTERNATIONAL EQUITY INDEX SUBACCOUNT
                        ----------------------------------------
                             2002          2001          2000
                        -------------  ------------  -----------
Increase (decrease) in
net assets from
operations:
 Net investment income   $    46,570   $    88,589    $   322,155
 Realized gains
  (losses). . . . . .       (195,650)     (243,391)        76,586
 Change in unrealized
  appreciation
  (depreciation)
  during the period .        169,621    (1,167,176)    (1,706,468)
                        ------------   -----------    -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .         20,541     1,321,978     (1,307,727)
                        ------------   -----------    -----------
Policy transactions:
 Net premiums from
  policyholders . . .        666,925     1,612,633      2,208,528
 Transfers to
  policyholders for
  benefits and
  termination . . . .       (595,947)   (1,532,111)    (1,307,479)
 Net transfers between
  subaccounts . . . .             --            --             --
 Net change in policy
  loans . . . . . . .        (16,250)       10,754        110,023
                        ------------   -----------    -----------
Net increase in net
 assets resulting from
 policy transactions.         54,728        91,276      1,011,072
                        ------------   -----------    -----------
Total increase
 (decrease) in net
 assets . . . . . . .         75,269    (1,230,702)      (296,655)
Net assets at
 beginning of period.      5,653,637     6,884,339      7,180,994
                        ------------   -----------    -----------
Net assets at end of
 period . . . . . . .    $ 5,728,906   $ 5,653,637    $ 6,884,339
                        ============   ===========    ===========

                               SMALL CAP GROWTH SUBACCOUNT
                        -----------------------------------------
                              2002          2001         2000
                        --------------  ------------  -----------
Increase (decrease) in
net assets from
operations:
 Net investment income
  (loss). . . . . . .   $     (13,503)  $   (27,911)   $   581,967
 Realized gains
  (losses). . . . . .        (353,269)     (193,161)       159,388
 Change in unrealized
  depreciation during
  the period. . . . .        (543,530)     (449,625)    (2,654,137)
                        -------------   -----------    -----------
Net decrease in net
 assets resulting from
 operations. . . . .         (910,302)     (670,697)    (1,912,782)
                        -------------   -----------    -----------
Policy transactions:
 Net premiums from
  policyholders. . .        1,048,364     2,267,910      4,738,730
 Transfers to
  policyholders for
  benefits and
  termination. . . .         (598,116)   (3,102,740)      (956,063)
 Net transfers between
  subaccounts. . . .               --            --             --
 Net change in policy
  loans. . . . . . .               --            --             --
                        -------------   -----------    -----------
Net increase
 (decrease) in net
 assets resulting from
 policy transactions.         450,248      (834,830)     3,782,667
                        -------------   -----------    -----------
Total increase
 (decrease) in net
 assets. . . . . . .         (460,054)   (1,505,527)     1,869,885
Net assets at
 beginning of period.       4,876,292     6,381,819      4,511,934
                        -------------   -----------    -----------
Net assets at end of
 period. . . . . . .    $   4,416,238   $ 4,876,292    $ 6,381,819
                        =============   ===========    ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

            FOR THE YEARS AND PERIOD ENDED JUNE 30, 2002 (UNAUDITED)
                         AND DECEMBER 31, 2001 AND 2000


                                 GLOBAL BALANCED SUBACCOUNT
                        ---------------------------------------------
                              2002           2001           2000
                        --------------  ------------  ---------------
Increase (decrease) in
net assets from
operations:
 Net investment income  $      15,289   $     3,025    $      7,198
 Realized losses. . .         (10,810)      (18,478)         (3,641)
 Change in unrealized
  appreciation
  (depreciation)
  during the period .        (114,845)       12,916         (21,945)
                        -------------   -----------    ------------
Net decrease in net
 assets resulting from
 operations . . . . .        (110,366)       (2,537)        (18,388)
                        -------------   -----------    ------------
Policy transactions:
 Net premiums from
  policyholders . . .         172,225     3,159,097          75,380
 Transfers to
  policyholders for
  benefits and
  termination . . . .         (74,464)      (82,211)        (83,639)
 Net transfers between
  subaccounts . . . .              --            --              --
 Net change in policy
  loans . . . . . . .              --            --              --
                        -------------   -----------    ------------
Net increase
 (decrease) in net
 assets resulting from
 policy transactions.          97,761     3,076,886          (8,259)
                        -------------   -----------    ------------
Total increase
 (decrease) in net
 assets . . . . . . .         (12,605)    3,074,349         (26,647)
Net assets at
 beginning of period.       3,248,070       173,721         200,368
                        -------------   -----------    ------------
Net assets at end of
 period . . . . . . .   $   3,235,465   $ 3,248,070    $    173,721
                        =============   ===========    ============

                                MULTI CAP GROWTH SUBACCOUNT
                        --------------------------------------------
                             2002             2001          2000
                        ---------------  ------------  -------------
Increase (decrease) in
net assets from
operations:
 Net investment income
  (loss). . . . . . .   $      (48,326)  $   (85,083)   $  2,182,817
 Realized gains
  (losses). . . . . .       (1,660,611)   (2,329,455)      1,892,763
 Change in unrealized
  depreciation during
  the period. . . . .       (3,104,474)   (4,249,250)    (11,690,290)
                        --------------   -----------    ------------
Net decrease in net
 assets resulting from
 operations . . . . .       (4,813,411)   (6,663,788)     (7,614,710)
                        --------------   -----------    ------------
Policy transactions:
 Net premiums from
  policyholders . . .        4,447,567    12,612,039      13,112,643
 Transfers to
  policyholders for
  benefits and
  termination . . . .       (1,123,661)   (3,031,534)     (4,430,561)
 Net transfers between
  subaccounts . . . .               --            --              --
 Net change in policy
  loans . . . . . . .               --            --              --
                        --------------   -----------    ------------
Net increase in net
 assets resulting from
 policy transactions.        3,323,906     9,580,505       8,682,082
                        --------------   -----------    ------------
Total increase
 (decrease) in net
 assets . . . . . . .       (1,489,505)    2,916,717       1,067,372
Net assets at
 beginning of period.       17,593,663    14,676,946      13,609,574
                        --------------   -----------    ------------
Net assets at end of
 period . . . . . . .   $   16,104,158   $17,593,633    $ 14,676,946
                        ==============   ===========    ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

            FOR THE YEARS AND PERIOD ENDED JUNE 30, 2002 (UNAUDITED)
                         AND DECEMBER 31, 2001 AND 2000

                                             LARGE CAP VALUE SUBACCOUNT
                                     ------------------------------------------
                                         2002          2001           2000
                                     ------------  ------------  --------------
Increase (decrease) in net assets
 from operations:
 Net investment income . . . . . .   $    86,807   $   170,828    $   693,327
 Realized gains (losses) . . . . .         1,603       344,244        (47,306)
 Change in unrealized appreciation
  (depreciation)
  during the period. . . . . . . .    (1,211,853)     (277,488)       854,807
                                     -----------   -----------    -----------
Net increase (decrease) in net
 assets resulting from operations.    (1,123,443)      237,584      1,500,828
                                     -----------   -----------    -----------
Policy transactions:
 Net premiums from policyholders .     3,245,122    10,170,978      7,024,748
 Transfers to policyholders for
  benefits and termination . . . .    (1,119,296)   (2,001,066)    (1,798,175)
 Net transfers between subaccounts            --            --             --
 Net change in policy loans. . . .            --            --             --
                                     -----------   -----------    -----------
Net increase in net assets
 resulting from policy transactions    2,125,826     8,169,912      5,226,573
                                     -----------   -----------    -----------
Total increase in net assets . . .     1,002,383     8,407,496      6,727,401
Net assets at beginning of period.    23,397,684    14,990,188      8,268,787
                                     -----------   -----------    -----------
Net assets at end of period. . . .   $24,400,067   $23,397,684    $14,990,188
                                     ===========   ===========    ===========

                                             MONEY MARKET SUBACCOUNT
                                   --------------------------------------------
                                       2002          2001            2000
                                   ------------  -------------  ---------------
Increase (decrease) in net assets
 from operations:
 Net investment income . . . . .   $   174,232   $    834,589    $  1,290,563
 Realized gains. . . . . . . . .           206             --              --
 Change in unrealized
  depreciation during the period            (1)            --              --
                                   -----------   ------------    ------------
Net increase in net assets
 resulting from operations . . .       174,437        834,589       1,290,563
                                   -----------   ------------    ------------
Policy transactions:
 Net premiums from policyholders     5,512,953     22,170,735      26,609,851
 Transfers to policyholders for
  benefits and termination . . .    (5,402,127)   (26,886,651)    (22,265,301)
 Net transfers between
  subaccounts. . . . . . . . . .            --             --              --
 Net change in policy loans. . .        13,598         (5,337)         77,509
                                   -----------   ------------    ------------
Net increase (decrease) in net
 assets resulting from
 policy transactions . . . . . .       124,424     (4,721,253)      4,422,059
                                   -----------   ------------    ------------
Total increase (decrease) in net
 assets. . . . . . . . . . . . .       298,861     (3,886,664)      5,712,622
Net assets at beginning of period   22,329,064     26,215,728      20,503,106
                                   -----------   ------------    ------------
Net assets at end of period. . .   $22,627,925   $ 22,329,064    $ 26,215,728
                                   ===========   ============    ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

            FOR THE YEARS AND PERIOD ENDED JUNE 30, 2002 (UNAUDITED)
                         AND DECEMBER 31, 2001 AND 2000

                                            SMALL/MID CAP GROWTH SUBACCOUNT
                                      -----------------------------------------
                                         2002          2001           2000
                                      -----------  ------------  --------------
Increase (decrease) in net assets
 from operations:
 Net investment income (loss) . . .   $  (24,158)  $   (34,942)   $   570,559
 Realized losses. . . . . . . . . .      (63,168)     (212,465)      (136,669)
 Change in unrealized appreciation
  (depreciation)
  during the period . . . . . . . .     (782,437)      391,420         (2,663)
                                      ----------   -----------    -----------
 Net increase (decrease) in net
  assets resulting from operations.     (869,763)      144,013        431,227
                                      ----------   -----------    -----------
Policy transactions:
 Net premiums from policyholders. .      948,748     3,794,737      1,474,342
 Transfers to policyholders for
  benefits and termination. . . . .     (613,578)   (1,326,766)    (1,536,191)
 Net transfers between subaccounts.           --            --             --
 Net change in policy loans . . . .           --            --             --
                                      ----------   -----------    -----------
Net increase (decrease) in net
 assets resulting from policy
 transactions . . . . . . . . . . .      335,170     2,467,971        (61,849)
                                      ----------   -----------    -----------
Total increase (decrease) in net
 assets . . . . . . . . . . . . . .     (534,593)    2,611,984        369,378
Net assets at beginning of period .    8,467,406     5,855,422      5,486,044
                                      ----------   -----------    -----------
Net assets at end of period . . . .   $7,932,813   $ 8,467,406    $ 5,855,422
                                      ==========   ===========    ===========

                                            REAL ESTATE EQUITY SUBACCOUNT
                                      -----------------------------------------
                                         2002          2001           2000
                                      -----------  ------------  --------------
Increase (decrease) in net assets
 from operations:
 Net investment income. . . . . . .   $  127,527   $   229,751    $   465,264
 Realized losses. . . . . . . . . .      (14,875)      (67,379)      (159,205)
 Change in unrealized appreciation
  during the period . . . . . . . .      564,505       128,322        919,904
                                      ----------   -----------    -----------
Net increase in net assets resulting
 from operations. . . . . . . . . .      677,157       290,694      1,225,963
                                      ----------   -----------    -----------
Policy transactions:
 Net premiums from policyholders. .    1,290,446     1,712,308      1,762,038
 Transfers to policyholders for
  benefits and termination. . . . .     (475,202)   (2,078,180)    (1,130,179)
 Net transfers between subaccounts.           --            --             --
 Net change in policy loans . . . .       24,531       (26,470)       114,851
                                      ----------   -----------    -----------
Net increase (decrease) in net
 assets resulting from
 policy transactions. . . . . . . .      839,775      (392,342)       746,710
                                      ----------   -----------    -----------
Total increase (decrease) in net
 assets . . . . . . . . . . . . . .    1,516,932      (101,648)     1,972,673
Net assets at beginning of period .    5,901,125     6,002,773      4,030,100
                                      ----------   -----------    -----------
Net assets at end of period . . . .   $7,418,057   $ 5,901,125    $ 6,002,773
                                      ==========   ===========    ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

            FOR THE YEARS AND PERIOD ENDED JUNE 30, 2002 (UNAUDITED)
                         AND DECEMBER 31, 2001 AND 2000

                                            GROWTH & INCOME SUBACCOUNT
                                  ---------------------------------------------
                                       2002           2001            2000
                                  -------------  -------------  ---------------
Increase (decrease) in net
 assets from operations:
 Net investment income. . . . .   $  1,282,000   $  2,367,996    $ 44,427,885
 Realized gains (losses). . . .       (229,825)       205,711      18,300,286
 Change in unrealized
  depreciation during the period   (23,032,815)   (37,067,063)    (96,829,044)
                                  ------------   ------------    ------------
Net decrease in net assets
 resulting from operations. . .    (21,980,640)   (34,493,356)    (34,100,873)
                                  ------------   ------------    ------------
Policy transactions:
 Net premiums from policyholders    12,379,242     25,738,713      31,462,247
 Transfers to policyholders for
  benefits and termination. . .    (12,129,570)   (29,810,655)    (71,685,409)
 Net transfers between
  subaccounts . . . . . . . . .             --             --              --
 Net change in policy loans . .       (762,860)     1,375,781       1,310,472
                                  ------------   ------------    ------------
Net decrease in net assets
 resulting from
 policy transactions. . . . . .       (513,188)    (2,696,161)    (38,912,690)
                                  ------------   ------------    ------------
Total decrease in net assets. .    (22,493,828)   (37,189,517)    (73,013,563)
Net assets at beginning of
 period . . . . . . . . . . . .    230,297,017    267,486,534     340,500,097
                                  ------------   ------------    ------------
Net assets at end of period . .   $207,803,189   $230,297,017    $267,486,534
                                  ============   ============    ============

                                               MANAGED SUBACCOUNT
                                  ---------------------------------------------
                                      2002           2001            2000
                                  -------------  -------------  ---------------
Increase (decrease) in net
 assets from operations:
 Net investment income. . . . .   $    975,521   $  2,443,135    $ 11,092,640
 Realized gains . . . . . . . .         55,484        528,773       1,551,519
 Change in unrealized
  depreciation during the period    (8,119,870)    (5,276,809)    (12,278,637)
                                  ------------   ------------    ------------
Net increase (decrease) in net
 assets resulting
 from operations. . . . . . . .     (7,088,865)    (2,304,901)        365,522
                                  ------------   ------------    ------------
Policy transactions:
 Net premiums from policyholders     5,738,891     12,491,524      12,192,565
 Transfers to policyholders for
  benefits and termination. . .     (7,073,648)   (13,566,962)    (19,842,234)
 Net transfers between
  subaccounts . . . . . . . . .             --             --              --
 Net change in policy loans . .       (182,323)      (334,235)        630,955
                                  ------------   ------------    ------------
Net decrease in net assets
 resulting from
 policy transactions. . . . . .     (1,517,080)    (1,409,673)     (7,018,714)
                                  ------------   ------------    ------------
Total decrease in net assets. .     (8,605,945)    (3,714,574)     (6,653,192)
Net assets at beginning of
 period . . . . . . . . . . . .    108,761,653    112,476,227     119,129,419
                                  ------------   ------------    ------------
Net assets at end of period . .   $100,155,708   $108,761,653    $112,476,227
                                  ============   ============    ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

            FOR THE YEARS AND PERIOD ENDED JUNE 30, 2002 (UNAUDITED)
                         AND DECEMBER 31, 2001 AND 2000

                                               SHORT-TERM BOND SUBACCOUNT
                                       ----------------------------------------
                                          2002         2001           2000
                                       -----------  -----------  --------------
Increase (decrease) in net assets
 from operations:
 Net investment income . . . . . . .   $   19,412   $   24,452    $    15,494
 Realized gains (losses) . . . . . .          414        8,797         (2,287)
 Change in unrealized appreciation
  (depreciation) during
  the period . . . . . . . . . . . .         (652)      (2,372)         6,756
                                       ----------   ----------    -----------
Net increase in net assets resulting
 from operations . . . . . . . . . .       19,174       30,877         19,963
                                       ----------   ----------    -----------
Policy transactions:
 Net premiums from policyholders . .      243,199      814,841        167,135
 Transfers to policyholders for
  benefits and termination . . . . .     (221,165)    (148,073)       (69,043)
 Net transfers between subaccounts .           --           --             --
 Net change in policy loans. . . . .           --           --             --
                                       ----------   ----------    -----------
Net increase in net assets resulting
 from policy transactions. . . . . .       22,034      666,768         98,092
                                       ----------   ----------    -----------
Total increase in net assets . . . .       41,208      697,645        118,055
Net assets at beginning of period. .    1,054,613      356,968        238,913
                                       ----------   ----------    -----------
Net assets at end of period. . . . .   $1,095,821   $1,054,613    $   356,968
                                       ==========   ==========    ===========

                                             SMALL CAP EQUITY SUBACCOUNT
                                       ----------------------------------------
                                          2002          2001          2000
                                       -----------  ------------  -------------
Increase (decrease) in net assets
 from operations:
 Net investment income (loss). . . .   $  (13,141)  $   (18,893)   $  297,508
 Realized losses . . . . . . . . . .      (60,672)     (553,686)     (110,857)
 Change in unrealized appreciation
  (depreciation) during
  the period . . . . . . . . . . . .     (462,537)      580,661      (668,463)
                                       ----------   -----------    ----------
Net increase (decrease) in net assets
 resulting from operations . . . . .     (536,350)        8,082      (481,812)
                                       ----------   -----------    ----------
Policy transactions:
 Net premiums from policyholders . .      919,861     2,680,094     1,608,648
 Transfers to policyholders for
  benefits and termination . . . . .     (452,147)   (2,188,533)     (452,406)
 Net transfers between subaccounts .           --            --            --
 Net change in policy loans. . . . .           --            --            --
                                       ----------   -----------    ----------
Net increase (decrease) in net assets
 resulting from
 policy transactions . . . . . . . .      467,714      (491,561)    1,156,242
                                       ----------   -----------    ----------
Total increase (decrease) in net
 assets. . . . . . . . . . . . . . .      (68,636)      499,643       674,430
Net assets at beginning of period. .    4,641,465     4,141,822     3,467,392
                                       ----------   -----------    ----------
Net assets at end of period. . . . .   $4,572,829   $ 4,641,465    $4,141,822
                                       ==========   ===========    ==========

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

            FOR THE YEARS AND PERIOD ENDED JUNE 30, 2002 (UNAUDITED)
                         AND DECEMBER 31, 2001 AND 2000

                                       INTERNATIONAL OPPORTUNITIES SUBACCOUNT
                                     ------------------------------------------
                                         2002          2001           2000
                                     ------------  ------------  --------------
Increase (decrease) in net assets
 from operations:
 Net investment income . . . . . .   $    18,178   $    26,015    $   564,716
 Realized gains (losses) . . . . .      (294,903)   (2,366,905)       348,813
 Change in unrealized depreciation
  during the period. . . . . . . .      (365,144)     (510,586)    (2,497,504)
                                     -----------   -----------    -----------
Net decrease in net assets
 resulting from operations . . . .      (641,869)   (2,851,476)    (1,583,975)
                                     -----------   -----------    -----------
Policy transactions:
 Net premiums from policyholders .     3,470,997     9,239,568      9,284,275
 Transfers to policyholders for
  benefits and termination . . . .      (542,408)   (5,328,329)      (469,272)
 Net transfers between subaccounts            --            --             --
 Net change in policy loans. . . .            --            --             --
                                     -----------   -----------    -----------
Net increase in net assets
 resulting from policy transactions    2,928,589     3,911,239      8,815,003
                                     -----------   -----------    -----------
Total increase in net assets . . .     2,286,720     1,059,763      7,231,028
Net assets at beginning of period.    11,919,734    10,859,971      3,628,943
                                     -----------   -----------    -----------
Net assets at end of period. . . .   $14,206,454   $11,919,734    $10,859,971
                                     ===========   ===========    ===========

                                              EQUITY INDEX SUBACCOUNT
                                     ------------------------------------------
                                         2002          2001           2000
                                     ------------  ------------  --------------
Increase (decrease) in net assets
 from operations:
 Net investment income . . . . . .   $   177,551   $   291,987    $ 2,141,880
 Realized gains (losses) . . . . .      (404,527)    1,221,769        485,643
 Change in unrealized depreciation
  during the period. . . . . . . .    (7,088,039)   (8,084,684)    (8,035,375)
                                     -----------   -----------    -----------
Net decrease in net assets
 resulting from operations . . . .    (7,315,015)   (6,570,928)    (5,407,852)
                                     -----------   -----------    -----------
Policy transactions:
 Net premiums from policyholders .     4,721,833    13,985,392     43,728,519
 Transfers to policyholders for
  benefits and termination . . . .    (1,625,835)   (5,816,358)    (2,630,030)
 Net transfers between subaccounts            --            --             --
 Net change in policy loans. . . .            --            --             --
                                     -----------   -----------    -----------
Net increase in net assets
 resulting from policy transactions    3,095,998     8,169,034     41,098,489
                                     -----------   -----------    -----------
Total increase (decrease) in net
 assets. . . . . . . . . . . . . .    (4,219,017)    1,598,106     35,690,637
Net assets at beginning of period.    51,694,822    50,096,716     14,406,079
                                     -----------   -----------    -----------
Net assets at end of period. . . .   $47,475,805   $51,694,822    $50,096,716
                                     ===========   ===========    ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

            FOR THE YEARS AND PERIOD ENDED JUNE 30, 2002 (UNAUDITED)
                         AND DECEMBER 31, 2001 AND 2000

                                                GLOBAL BOND SUBACCOUNT
                                        ---------------------------------------
                                           2002         2001          2000
                                        -----------  -----------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . .   $   (2,408)  $   32,388    $   57,408
 Realized losses  . . . . . . . . . .         (485)      (4,928)      (14,302)
 Change in unrealized appreciation
  (depreciation) during
  the period. . . . . . . . . . . . .       83,385      (45,004)       63,359
                                        ----------   ----------    ----------
Net increase (decrease) in net assets
 resulting from operations. . . . . .       80,492      (17,544)      106,465
                                        ----------   ----------    ----------
Policy transactions:
 Net premiums from policyholders. . .      248,639      352,334       396,099
 Transfers to policyholders for
  benefits and termination. . . . . .      (85,394)    (677,332)     (192,421)
 Net transfers between subaccounts. .           --           --            --
 Net change in policy loans . . . . .           --           --            --
                                        ----------   ----------    ----------
Net increase (decrease) in net assets
 resulting from policy transactions .      163,245     (324,998)      203,678
                                        ----------   ----------    ----------
Total increase (decrease) in net
 assets . . . . . . . . . . . . . . .      243,737     (342,542)      310,143
Net assets at beginning of period . .      797,319    1,139,861       829,718
                                        ----------   ----------    ----------
Net assets at end of period . . . . .   $1,041,056   $  797,319    $1,139,861
                                        ==========   ==========    ==========

                                           EMERGING MARKETS EQUITY SUBACCOUNT
                                         --------------------------------------
                                            2002         2001         2000
                                         -----------  ----------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss). . . . .   $   (1,244)  $  (2,905)   $   58,591
 Realized gains (losses) . . . . . . .      (10,278)   (512,242)       19,902
 Change in unrealized appreciation
  (depreciation) during
  the period . . . . . . . . . . . . .       26,303     454,961      (571,486)
                                         ----------   ---------    ----------
Net increase (decrease) in net assets
 resulting from operations . . . . . .       14,781     (60,186)     (492,993)
                                         ----------   ---------    ----------
Policy transactions:
 Net premiums from policyholders . . .      345,869     801,949     1,133,676
 Transfers to policyholders for
  benefits and termination . . . . . .     (102,049)   (590,080)     (337,143)
 Net transfers between subaccounts . .           --          --            --
 Net change in policy loans. . . . . .           --          --            --
                                         ----------   ---------    ----------
Net increase in net assets resulting
 from policy transactions. . . . . . .      243,820     211,869       796,533
                                         ----------   ---------    ----------
Total increase in net assets . . . . .      258,601     151,683       303,540
Net assets at beginning of period. . .      893,035     741,352       437,812
                                         ----------   ---------    ----------
Net assets at end of period. . . . . .   $1,151,636   $ 893,035    $  741,352
                                         ==========   =========    ==========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

            FOR THE YEARS AND PERIOD ENDED JUNE 30, 2002 (UNAUDITED)
                         AND DECEMBER 31, 2001 AND 2000

                                                  BOND INDEX SUBACCOUNT
                                          -------------------------------------
                                             2002         2001         2000
                                          -----------  -----------  -----------
Increase (decrease) in net assets from
 operations:
 Net investment income. . . . . . . . .   $  130,891   $  132,221    $  6,712
 Realized gains (losses). . . . . . . .        1,653       18,228        (607)
 Change in unrealized appreciation
  (depreciation) during
  the period. . . . . . . . . . . . . .       34,100      (26,418)      6,100
                                          ----------   ----------    --------
Net increase in net assets resulting
 from operations. . . . . . . . . . . .      166,644      124,031      12,205
                                          ----------   ----------    --------
Policy transactions:
 Net premiums from policyholders. . . .      478,279    5,105,113     196,240
 Transfers to policyholders for benefits
  and termination . . . . . . . . . . .     (349,733)    (129,767)    (16,742)
 Net transfers between subaccounts. . .           --           --          --
 Net change in policy loans . . . . . .           --           --          --
                                          ----------   ----------    --------
Net increase in net assets resulting
 from policy transactions . . . . . . .      128,546    4,975,346     179,498
                                          ----------   ----------    --------
Total increase in net assets. . . . . .      295,190    5,099,377     191,703
Net assets at beginning of period . . .    5,365,289      265,912      74,209
                                          ----------   ----------    --------
Net assets at end of period . . . . . .   $5,660,479   $5,365,289    $265,912
                                          ==========   ==========    ========

                                               SMALL/MID CAP CORE SUBACCOUNT
                                            -----------------------------------
                                               2002        2001        2000
                                            ----------  ----------  -----------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . . . .   $    (837)  $    (397)   $ 21,792
 Realized gains (losses). . . . . . . . .       2,030      (3,169)      1,505
 Change in unrealized appreciation
  (depreciation) during
  the period. . . . . . . . . . . . . . .     (14,447)     25,735     (13,928)
                                            ---------   ---------    --------
Net increase (decrease) in net assets
 resulting from operations. . . . . . . .     (13,254)     22,169       9,369
                                            ---------   ---------    --------
Policy transactions:
 Net premiums from policyholders. . . . .     348,639     288,067     479,768
 Transfers to policyholders for benefits
  and termination . . . . . . . . . . . .    (124,258)   (364,419)     (6,951)
 Net transfers between subaccounts. . . .          --          --          --
 Net change in policy loans . . . . . . .          --          --          --
                                            ---------   ---------    --------
Net increase (decrease) in net assets
 resulting from policy transactions . . .     224,381     (76,352)    472,817
                                            ---------   ---------    --------
Total increase (decrease) in net assets .     211,127     (54,183)    482,186
Net assets at beginning of period . . . .     505,368     559,551      77,365
                                            ---------   ---------    --------
Net assets at end of period . . . . . . .   $ 716,495   $ 505,368    $559,551
                                            =========   =========    ========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

            FOR THE YEARS AND PERIOD ENDED JUNE 30, 2002 (UNAUDITED)
                         AND DECEMBER 31, 2001 AND 2000

                                              HIGH YIELD BOND SUBACCOUNT
                                        ---------------------------------------
                                           2002         2001          2000
                                        ----------  ------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income. . . . . . . .   $  49,412   $    58,470    $   78,692
 Realized losses. . . . . . . . . . .     (29,328)     (133,868)      (12,114)
 Change in unrealized appreciation
  (depreciation) during
  the period. . . . . . . . . . . . .     (70,306)      132,879      (188,735)
                                        ---------   -----------    ----------
Net increase (decrease) in net assets
 resulting from operations. . . . . .     (50,222)       57,481      (122,157)
                                        ---------   -----------    ----------
Policy transactions:
 Net premiums from policyholders. . .     224,846       906,532     1,514,684
 Transfers to policyholders for
  benefits and termination. . . . . .    (184,755)   (1,363,474)      (88,711)
 Net transfers between subaccounts. .          --            --            --
 Net change in policy loans . . . . .          --            --            --
                                        ---------   -----------    ----------
Net increase (decrease) in net assets
 resulting from policy transactions .      40,091      (456,942)    1,425,973
                                        ---------   -----------    ----------
Total increase (decrease) in net
 assets . . . . . . . . . . . . . . .     (10,131)     (399,461)    1,303,816
Net assets at beginning of period . .     980,406     1,379,867        76,051
                                        ---------   -----------    ----------
Net assets at end of period . . . . .   $ 970,275   $   980,406    $1,379,867
                                        =========   ===========    ==========

                                               TURNER CORE GROWTH SUBACCOUNT
                                            -----------------------------------
                                              2002        2001         2000
                                            ---------  ----------  ------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . . . .   $   (590)  $  (1,561)   $  50,617
 Realized gains (losses). . . . . . . . .    (25,442)    (91,201)      20,969
 Change in unrealized depreciation during
  the period. . . . . . . . . . . . . . .    (37,358)    (12,342)    (120,040)
                                            --------   ---------    ---------
Net decrease in net assets resulting from
 operations . . . . . . . . . . . . . . .    (63,390)   (105,104)     (48,454)
                                            --------   ---------    ---------
Policy transactions:
 Net premiums from policyholders. . . . .     29,228     316,791      192,556
 Transfers to policyholders for benefits
  and termination . . . . . . . . . . . .    (33,978)   (219,789)     (31,415)
 Net transfers between subaccounts. . . .         --          --           --
 Net change in policy loans . . . . . . .         --          --           --
                                            --------   ---------    ---------
Net increase (decrease) in net assets
 resulting from policy transactions . . .     (4,750)     97,002      161,141
                                            --------   ---------    ---------
Total increase (decrease) in net assets .    (68,140)     (8,102)     112,687
Net assets at beginning of period . . . .    362,392     370,494      257,807
                                            --------   ---------    ---------
Net assets at end of period . . . . . . .   $294,252   $ 362,392    $ 370,494
                                            ========   =========    =========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

            FOR THE YEARS AND PERIOD ENDED JUNE 30, 2002 (UNAUDITED)
                         AND DECEMBER 31, 2001 AND 2000

                                       BRANDES INTERNATIONAL EQUITY SUBACCOUNT
                                     ------------------------------------------
                                         2002          2001           2000
                                     ------------  ------------  --------------
Increase (decrease) in net assets
 from operations:
 Net investment income (loss). . .   $   (1,259)   $    8,649     $   87,962
 Realized gains (losses) . . . . .      (23,834)       71,897         13,902
 Change in unrealized appreciation
  (depreciation) during
  the period . . . . . . . . . . .       30,006      (246,498)       (35,201)
                                     ----------    ----------     ----------
Net increase (decrease) in net
 assets resulting from operations.        4,913      (165,952)        66,663
                                     ----------    ----------     ----------
Policy transactions:
 Net premiums from policyholders .      220,123     1,103,449        616,308
 Transfers to policyholders for
  benefits and termination . . . .     (113,585)     (979,043)       (39,267)
 Net transfers between subaccounts           --            --             --
 Net change in policy loans. . . .           --            --             --
                                     ----------    ----------     ----------
Net increase in net assets
 resulting from policy transactions     106,538       124,406        577,041
                                     ----------    ----------     ----------
Total increase (decrease) in net
 assets. . . . . . . . . . . . . .      111,451       (41,546)       643,704
Net assets at beginning of period.    1,127,660     1,169,206        525,502
                                     ----------    ----------     ----------
Net assets at end of period. . . .   $1,239,111    $1,127,660     $1,169,206
                                     ==========    ==========     ==========

                                              FRONTIER CAPITAL APPRECIATION
                                                       SUBACCOUNT
                                            -----------------------------------
                                              2002        2001         2000
                                            ---------  ----------  ------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . . . .   $   (883)  $  (2,728)   $ 130,136
 Realized gains (losses)  . . . . . . . .     (3,219)    (50,194)      68,311
 Change in unrealized appreciation
  (depreciation) during
  the period. . . . . . . . . . . . . . .    (54,814)     52,457     (175,994)
                                            --------   ---------    ---------
Net increase (decrease) in net assets
 resulting from operations. . . . . . . .    (58,916)       (465)      22,453
                                            --------   ---------    ---------
Policy transactions:
 Net premiums from policyholders. . . . .     70,202     445,490      219,803
 Transfers to policyholders for benefits
  and termination . . . . . . . . . . . .    (67,993)   (501,765)    (179,523)
 Net transfers between subaccounts. . . .         --          --           --
 Net change in policy loans . . . . . . .         --          --           --
                                            --------   ---------    ---------
Net increase (decrease) in net assets
 resulting from policy transactions . . .      2,209     (56,275)      40,280
                                            --------   ---------    ---------
Total increase (decrease) in net assets .    (56,707)    (56,740)      62,733
Net assets at beginning of period . . . .    459,976     516,716      453,983
                                            --------   ---------    ---------
Net assets at end of period . . . . . . .   $403,269   $ 459,976    $ 516,716
                                            ========   =========    =========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

            FOR THE YEARS AND PERIOD ENDED JUNE 30, 2002 (UNAUDITED)
                         AND DECEMBER 31, 2001 AND 2000

                                      CLIFTON ENHANCED U.S. EQUITY SUBACCOUNT
                                     ------------------------------------------
                                         2002          2001           2000
                                     ------------  ------------  --------------
Increase (decrease) in net assets
 from operations:
 Net investment income (loss). . .     $   (95)      $ 1,117        $ 3,190
 Realized gains (losses) . . . . .        (827)         (826)           302
 Change in unrealized depreciation
  during the period. . . . . . . .      (4,247)       (3,148)        (5,562)
                                       -------       -------        -------
Net decrease in net assets
 resulting from operations . . . .      (5,169)       (2,857)        (2,070)
                                       -------       -------        -------
Policy transactions:
 Net premiums from policyholders .      23,181        10,070         16,541
 Transfers to policyholders for
  benefits and termination . . . .      (1,989)       (2,449)        (9,351)
 Net transfers between subaccounts          --            --             --
 Net change in policy loans. . . .          --            --             --
                                       -------       -------        -------
Net increase in net assets
 resulting from policy transactions     21,192         7,621          7,190
                                       -------       -------        -------
Total increase in net assets . . .      16,023         4,764          5,120
Net assets at beginning of period.      28,059        23,295         18,175
                                       -------       -------        -------
Net assets at end of period. . . .     $44,082       $28,059        $23,295
                                       =======       =======        =======

                                      LARGE CAP AGGRESSIVE GROWTH SUBACCOUNT
                                     ---------------------------------------
                                         2002          2001          2000*
                                     ------------  ------------  -----------
Increase (decrease) in net assets
 from operations:
 Net investment income (loss). . .     $   (4)       $  (11)        $   30
 Realized losses . . . . . . . . .        (47)          (68)            (8)
 Change in unrealized depreciation
  during the period. . . . . . . .       (293)         (216)          (616)
                                       ------        ------         ------
Net decrease in net assets
 resulting from operations . . . .       (344)         (295)          (594)
                                       ------        ------         ------
Policy transactions:
 Net premiums from policyholders .        949             5          2,528
 Transfers to policyholders for
  benefits and termination . . . .       (111)         (120)            --
 Net transfers between subaccounts         --            --             --
 Net change in policy loans. . . .         --            --             --
                                       ------        ------         ------
Net increase (decrease) in net
 assets resulting from policy
 transactions. . . . . . . . . . .        838          (115)         2,528
                                       ------        ------         ------
Total increase (decrease) in net
 assets. . . . . . . . . . . . . .        494          (410)         1,934
Net assets at beginning of period.      1,524         1,934             --
                                       ------        ------         ------
Net assets at end of period. . . .     $2,018        $1,524         $1,934
                                       ======        ======         ======

---------
*From commencement of operations (refer to footnote d in notes to financial statements 6).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

            FOR THE YEARS AND PERIOD ENDED JUNE 30, 2002 (UNAUDITED)
                         AND DECEMBER 31, 2001 AND 2000

                                               FUNDAMENTAL GROWTH SUBACCOUNT
                                             ----------------------------------
                                               2002      2001        2000*
                                             --------  --------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss). . . . . . .   $   (33)  $   (62)   $     1,351
 Realized losses . . . . . . . . . . . . .      (202)     (340)           (10)
 Change in unrealized depreciation during
  the period . . . . . . . . . . . . . . .    (4,199)   (3,866)        (1,226)
                                             -------   -------    -----------
Net increase (decrease) in net assets
 resulting from operations . . . . . . . .    (4,434)   (4,268)           115
                                             -------   -------    -----------
Policy transactions:
 Net premiums from policyholders . . . . .    30,737     9,554      9,264,914
 Transfers to policyholders for benefits
  and termination. . . . . . . . . . . . .    (8,496)   (7,743)    (9,251,776)
 Net transfers between subaccounts . . . .        --        --             --
 Net change in policy loans. . . . . . . .        --        --             --
                                             -------   -------    -----------
Net increase in net assets resulting from
 policy transactions . . . . . . . . . . .    22,241     1,811         13,138
                                             -------   -------    -----------
Total increase (decrease) in net assets. .    17,807    (2,457)        13,253
Net assets at beginning of period. . . . .    10,796    13,253             --
                                             -------   -------    -----------
Net assets at end of period. . . . . . . .   $28,603   $10,796    $    13,253
                                             =======   =======    ===========

                                           AIM V.I. PREMIER EQUITY SUBACCOUNT
                                          -------------------------------------
                                             2002        2001         2000*
                                          ----------  ----------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . . .    $   (44)    $   (44)     $   230
 Realized losses  . . . . . . . . . . .       (335)       (503)         (11)
 Change in unrealized depreciation
  during the period . . . . . . . . . .     (4,344)     (1,395)      (1,068)
                                           -------     -------      -------
Net decrease in net assets resulting
 from operations. . . . . . . . . . . .     (4,723)     (1,942)        (849)
                                           -------     -------      -------
Policy transactions:
 Net premiums from policyholders. . . .     18,617      12,072       12,213
 Transfers to policyholders for benefits
  and termination . . . . . . . . . . .     (2,245)     (3,006)      (6,072)
 Net transfers between subaccounts. . .         --          --           --
 Net change in policy loans . . . . . .         --          --           --
                                           -------     -------      -------
Net increase in net assets resulting
 from policy transactions . . . . . . .     16,372       9,066        6,141
                                           -------     -------      -------
Total increase in net assets. . . . . .     11,649       7,124        5,292
Net assets at beginning of period . . .     12,416       5,292           --
                                           -------     -------      -------
Net assets at end of period . . . . . .    $24,065     $12,416      $ 5,292
                                           =======     =======      =======

---------
*From commencement of operations (refer to footnote d in notes to financial statements 6).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

            FOR THE YEARS AND PERIOD ENDED JUNE 30, 2002 (UNAUDITED)
                         AND DECEMBER 31, 2001 AND 2000

                                               FIDELITY VIP GROWTH SUBACCOUNT
                                              ---------------------------------
                                                 2002       2001       2000*
                                              ----------  ---------  ----------
Increase (decrease) in net assets from
 operations:
 Net investment loss. . . . . . . . . . . .   $   (142)   $   (18)    $   (6)
 Realized losses. . . . . . . . . . . . . .     (1,037)    (1,445)        (7)
 Change in unrealized appreciation
  (depreciation) during the period. . . . .    (26,030)       469       (525)
                                              --------    -------     ------
Net decrease in net assets resulting from
 operations . . . . . . . . . . . . . . . .    (27,209)      (994)      (538)
                                              --------    -------     ------
Policy transactions:
 Net premiums from policyholders. . . . . .    181,050      1,474      5,160
 Transfers to policyholders for benefits and
  termination . . . . . . . . . . . . . . .     (9,913)    (4,037)      (394)
 Net transfers between subaccounts. . . . .         --         --         --
 Net change in policy loans . . . . . . . .         --         --         --
                                              --------    -------     ------
Net increase (decrease) in net assets
 resulting from policy transactions . . . .    171,137     (2,563)     4,766
                                              --------    -------     ------
Total increase (decrease) in net assets . .    143,928     (3,557)     4,228
Net assets at beginning of period . . . . .        671      4,228         --
                                              --------    -------     ------
Net assets at end of period . . . . . . . .   $144,599    $   671     $4,228
                                              ========    =======     ======

                                           FIDELITY VIP CONTRAFUND SUBACCOUNT
                                        ---------------------------------------
                                           2002         2001          2000*
                                        -----------  -----------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . .    $    37      $   (24)      $   (12)
 Realized losses. . . . . . . . . . .       (182)        (958)           (4)
 Change in unrealized depreciation
  during the period . . . . . . . . .       (801)        (616)         (366)
                                         -------      -------       -------
Net decrease in net assets resulting
 from operations. . . . . . . . . . .       (946)      (1,598)         (382)
                                         -------      -------       -------
Policy transactions:
 Net premiums from policyholders. . .     23,783       10,866        13,880
 Transfers to policyholders for
  benefits and termination. . . . . .     (1,259)      (3,652)       (6,991)
 Net transfers between subaccounts. .         --           --            --
 Net change in policy loans . . . . .         --           --            --
                                         -------      -------       -------
Net increase in net assets resulting
 from policy transactions . . . . . .     22,524        7,214         6,889
                                         -------      -------       -------
Total increase in net assets. . . . .     21,578        5,616         6,507
Net assets at beginning of period . .     12,123        6,507            --
                                         -------      -------       -------
Net assets at end of period . . . . .    $33,701      $12,123       $ 6,507
                                         =======      =======       =======

---------
*From commencement of operations (refer to footnote d in notes to financial statements 6).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

            FOR THE YEARS AND PERIOD ENDED JUNE 30, 2002 (UNAUDITED)
                         AND DECEMBER 31, 2001 AND 2000

                            MFS NEW DISCOVERY SUBACCOUNT
                         ----------------------------------
                            2002       2001       2000*
                         ----------  ---------  -----------
Increase (decrease) in
net assets from
operations:
 Net investment income
  (loss) . . . . . . .   $    (317)  $  2,735    $    (19)
 Realized losses . . .         (86)    (1,901)         (7)
 Change in unrealized
  appreciation
  (depreciation) during
  the period . . . . .     (24,021)      (743)        197
                         ---------   --------    --------
Net increase (decrease)
 in net assets
 resulting from
 operations. . . . . .     (24,424)        91         171
                         ---------   --------    --------
Policy transactions:
 Net premiums from
  policyholders. . . .      34,311    102,334      37,394
 Transfers to
  policyholders for
  benefits and
  termination. . . . .     (10,070)   (14,675)    (18,758)
 Net transfers between
  subaccounts. . . . .          --         --          --
 Net change in policy
  loans. . . . . . . .          --         --          --
                         ---------   --------    --------
Net increase in net
 assets resulting from
 policy transactions .      24,241     87,659      18,636
                         ---------   --------    --------
Total increase
 (decrease) in net
 assets. . . . . . . .        (183)    87,750      18,807
Net assets at beginning
 of period . . . . . .     106,557     18,807          --
                         ---------   --------    --------
Net assets at end of
 period. . . . . . . .   $ 106,374   $106,557    $ 18,807
                         =========   ========    ========

---------
*From commencement of operations (refer to footnote d in notes to financial statements 6).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

            FOR THE YEARS AND PERIOD ENDED JUNE 30, 2002 (UNAUDITED)
                         AND DECEMBER 31, 2001 AND 2000

                                    V.A. STRATEGIC             HEALTH
                                        INCOME                SCIENCES
                                      SUBACCOUNT             SUBACCOUNT
                                   -----------------  -------------------------
                                    2002     2001*       2002         2001*
                                   -------  --------  -----------  ------------
Increase (decrease) in net assets
 from operations:
 Net investment income (loss). .   $   16   $     3   $      (11)   $      (3)
 Realized gains (losses) . . . .       (3)        1          (15)          (1)
 Change in unrealized
  appreciation (depreciation)
  during the period. . . . . . .       (7)        1         (614)         (22)
                                   ------   -------   ----------    ---------
Net increase (decrease) in net
 assets resulting
 from operations . . . . . . . .        6         5         (640)         (26)
                                   ------   -------   ----------    ---------
Policy transactions:
 Net premiums from policyholders      734     2,513        2,849        3,403
 Transfers to policyholders for
  benefits and termination . . .     (145)   (2,374)        (270)         (29)
 Net transfers between
  subaccounts. . . . . . . . . .       --        --           --           --
 Net change in policy loans. . .       --        --           --           --
                                   ------   -------   ----------    ---------
Net increase in net assets
 resulting from
 policy transactions . . . . . .      589       139        2,579        3,374
                                   ------   -------   ----------    ---------
Total increase in net assets . .      595       144        1,939        3,348
Net assets at beginning of period     144        --        3,348           --
                                   ------   -------   ----------    ---------
Net assets at end of period. . .   $  739   $   144   $    5,287    $   3,348
                                   ======   =======   ==========    =========

                                    INTERNATIONAL           FUNDAMENTAL
                                   OPPORTUNITIES B             VALUE
                                     SUBACCOUNT              SUBACCOUNT
                                  -----------------  --------------------------
                                    2002     2001*      2002          2001*
                                  --------  -------  -----------  -------------
Increase (decrease) in net
 assets from operations:
 Net investment income (loss) .   $    82   $   (1)  $   12,809    $    2,357
 Realized losses. . . . . . . .       (28)      --      (53,519)       (5,237)
 Change in unrealized
  appreciation (depreciation)
  during the period . . . . . .    (1,708)       7     (401,709)       (4,848)
                                  -------   ------   ----------    ----------
Net increase (decrease) in net
 assets resulting
 from operations. . . . . . . .    (1,654)       6     (442,419)       (7,728)
                                  -------   ------   ----------    ----------
Policy transactions:
 Net premiums from policyholders   27,310      517      461,627     2,879,317
 Transfers to policyholders for
  benefits and termination. . .      (485)     509     (430,116)    1,521,622
 Net transfers between
  subaccounts . . . . . . . . .        --       --           --            --
 Net change in policy loans . .        --       --           --            --
                                  -------   ------   ----------    ----------
Net increase in net assets
 resulting from
 policy transactions. . . . . .    26,825    1,026       31,511     4,400,939
                                  -------   ------   ----------    ----------
Total increase (decrease) in net
 assets . . . . . . . . . . . .    25,171    1,032     (410,908)    4,393,211
Net assets at beginning of
 period . . . . . . . . . . . .     1,032       --    4,393,211            --
                                  -------   ------   ----------    ----------
Net assets at end of period . .   $26,203   $1,032   $3,982,303    $4,393,211
                                  =======   ======   ==========    ==========

---------
*From commencement of operations (refer to footnote d in notes to financial statements 6).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

            FOR THE YEARS AND PERIOD ENDED JUNE 30, 2002 (UNAUDITED)
                         AND DECEMBER 31, 2001 AND 2000

                                         SMALL CAP VALUE      AIM V.I. GROWTH
                                           SUBACCOUNT           SUBACCOUNT
                                       -------------------  -------------------
                                         2002      2001*      2002      2001*
                                       ---------  --------  --------  ---------
Increase (decrease) in net assets
from operations:
 Net investment income (loss). . . .   $     52   $    58   $    (5)   $    2
 Realized gains (losses) . . . . . .        701      (144)      (59)       --
 Change in unrealized appreciation
  (depreciation) during the period .      2,025     2,861      (485)       68
                                       --------   -------   -------    ------
Net increase (decrease) in net assets
 resulting from operations . . . . .      2,778     2,775      (549)       70
                                       --------   -------   -------    ------
Policy transactions:
 Net premiums from policyholders . .    140,054    34,295     7,809     1,655
 Transfers to policyholders for
  benefits and termination . . . . .     (7,625)   (5,922)   (1,656)      (13)
 Net transfers between subaccounts .         --        --        --        --
 Net change in policy loans. . . . .         --        --        --        --
                                       --------   -------   -------    ------
Net increase in net assets resulting
 from policy transactions. . . . . .    132,429    28,373     6,153     1,642
                                       --------   -------   -------    ------
Total increase in net assets  . . . .   135,207    31,148     5,604     1,712
Net assets at beginning of period. .     31,148        --     1,712        --
                                       --------   -------   -------    ------
Net assets at end of period. . . . .   $166,355   $31,148   $ 7,316    $1,712
                                       ========   =======   =======    ======

                                                                 TEMPLETON
                                             MFS RESEARCH      INTERNATIONAL
                                              SUBACCOUNT         SUBACCOUNT
                                           ----------------  ------------------
                                            2002     2001*    2002      2001*
                                           -------  -------  -------  ---------
Increase (decrease) in net assets from
operations:
 Net investment income (loss). . . . . .   $   (1)  $   (2)  $   23    $   (3)
 Realized gains (losses) . . . . . . . .      (16)       1       (5)        1
 Change in unrealized appreciation
  (depreciation) during the period . . .     (298)     114      (46)       83
                                           ------   ------   ------    ------
Net increase (decrease) in net assets
 resulting from operations . . . . . . .     (315)     113      (28)       81
                                           ------   ------   ------    ------
Policy transactions:
 Net premiums from policyholders . . . .      772    1,655       --     2,069
 Transfers to policyholders for benefits
  and termination. . . . . . . . . . . .     (231)     (14)     (47)      (17)
 Net transfers between subaccounts . . .       --       --       --        --
 Net change in policy loans. . . . . . .       --       --       --        --
                                           ------   ------   ------    ------
Net increase (decrease) in net assets
 resulting from policy transactions. . .      541    1,641      (47)    2,052
                                           ------   ------   ------    ------
Total increase (decrease) in net assets       226    1,754      (75)    2,133
Net assets at beginning of period. . . .    1,754       --    2,133        --
                                           ------   ------   ------    ------
Net assets at end of period. . . . . . .   $1,980   $1,754   $2,058    $2,133
                                           ======   ======   ======    ======

---------
*From commencement of operations (refer to footnote d in notes to financial statements 6).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

            FOR THE YEARS AND PERIOD ENDED JUNE 30, 2002 (UNAUDITED)
                         AND DECEMBER 31, 2001 AND 2000

                                                         V.A.
                                      V.A. FINANCIAL   RELATIVE     LARGE CAP
                                        INDUSTRIES       VALUE      VALUE CORE
                                        SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                      --------------  -----------  ------------
                                          2002*          2002*        2002*
                                      --------------  -----------  ------------
Increase (decrease) in net assets
 from operations:
 Net investment income. . . . . . .      $   --       $        1     $    26
 Realized losses. . . . . . . . . .          (6)             (21)       (133)
 Change in unrealized appreciation
  (depreciation) during
  the period. . . . . . . . . . . .         (28)              28        (762)
                                         ------       ----------     -------
Net increase (decrease) in net
 assets resulting from operations .         (34)               8        (869)
                                         ------       ----------     -------
Policy transactions:
 Net premiums from policyholders. .       2,237            4,786      19,850
 Transfers to policyholders for
  benefits and termination. . . . .        (327)            (363)     (5,168)
 Net transfers between subaccounts.          --               --          --
 Net change in policy loans . . . .          --               --          --
                                         ------       ----------     -------
Net increase in net assets resulting
 from policy transactions . . . . .       1,910            4,423      14,682
                                         ------       ----------     -------
Total increase in net assets. . . .       1,876            4,431      13,813
Net assets at beginning of period .          --               --          --
                                         ------       ----------     -------
Net assets at end of period . . . .      $1,876       $    4,431     $13,813
                                         ======       ==========     =======

                                        JANUS      JANUS ASPEN   MFS INVESTORS
                                     ASPEN GLOBAL     WORLD         GROWTH
                                      TECHNOLOGY   WIDE GROWTH       STOCK
                                      SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                                     ------------  -----------  ---------------
                                        2002*         2002*          2002*
                                     ------------  -----------  ---------------
Increase (decrease) in net assets
 from operations:
 Net investment income . . . . . .     $   --       $    84         $   --
 Realized losses . . . . . . . . .         (8)          (47)           (25)
 Change in unrealized depreciation
  during the period. . . . . . . .        (69)       (7,605)          (754)
                                       ------       -------         ------
Net decrease in net assets
 resulting from operations . . . .        (77)       (7,568)          (779)
                                       ------       -------         ------
Policy transactions:
 Net premiums from policyholders .      1,768        67,602          7,402
 Transfers to policyholders for
  benefits and termination . . . .       (102)         (416)          (405)
 Net transfers between subaccounts         --            --             --
 Net change in policy loans. . . .         --            --             --
                                       ------       -------         ------
Net increase in net assets
 resulting from
 policy transactions . . . . . . .      1,666        67,186          6,997
                                       ------       -------         ------
Total increase in net assets . . .      1,589        59,618          6,218
Net assets at beginning of period.         --            --             --
                                       ------       -------         ------
Net assets at end of period. . . .     $1,589       $59,618         $6,218
                                       ======       =======         ======

---------
*From commencement of operations (refer to footnote d in notes to financial statements 6).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

                                  JUNE 30, 2002

1. ORGANIZATION

  John Hancock Variable Life Account UV (the Account) is a separate investment account of John Hancock Variable Insurance Company (JHLICO), a wholly-owned subsidiary of John Hancock Insurance Company (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHLICO. Currently, the Account funds the Annual Premium Variable Life, Flex V1 NY, Flex V2 NY, Medallion Variable Life, Variable Estate Protection NY, Variable Estate Protection PLUS NY, Variable Estate Protection EDGE NY, Majestic Variable Universal Life-98 NY, Majestic Variable Estate Protection 98 NY, Medallion Executive Variable Life III, Medallion Variable Universal Life Insurance PLUS NY, Medallion Variable Universal Life Insurance EDGE NY, Variable Master Plan Plus NY insurance policies. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of forty-five subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Trust), John Hancock Declaration Trust (Declaration Trust) or of other Outside Investment Trusts (Outside Trust). New subaccounts may be added as new Portfolios are added to the Trust, Declaration Trust, or to the Outside Trusts, or as other investment options are developed and made available to policyholders. The forty-five Portfolios of the Trust, Declaration Trust, and the Outside Trust which are currently available are the Large Cap Growth, Active Bond, International Equity Index, Small Cap Growth, Global Balanced, Multi Cap Growth, Large Cap Value, Money Market, Small/Mid Cap Growth, Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Equity, International Opportunities, Equity Index, Global Bond, Emerging Markets Equity, Bond Index, Small/Mid Cap CORE, High Yield Bond, Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Clifton Enhanced U.S. Equity, Large Cap Aggressive Growth, Fundamental Growth, Aim V.I. Premier Equity, Fidelity VIP Growth, Fidelity VIP Contrafund, MFS New Discovery, V.A. Strategic Income, Health Sciences, International Opportunities B, Fundamental Value, Small Cap Value, Aim V.I. Growth, MFS Research, Templeton International, V.A. Financial Industries, V.A. Relative Value, Large Cap Value CORE, Janus Aspen Global Technology, Janus Aspen Worldwide Growth and MFS Investors Growth Stock Portfolios. Each portfolio has a different investment objective.

  The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

  The assets of the Account are the property of JHLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHLICO may conduct.

2. SIGNIFICANT ACCOUNTING POLICIES

ESTIMATES

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

VALUATION OF INVESTMENTS

  Investment in shares of the Trust, Declaration Trust and of the Outside Trust are valued at the reported net asset values of the respective Funds. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of respective Fund shares are determined on the basis of identified cost.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

FEDERAL INCOME TAXES

  The operations of the Account are included in the federal income tax return of JHLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the Contracts funded in the Account. Currently, JHLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

EXPENSES

  JHLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from .50% to .625%, depending on the type of policy, of net assets (excluding policy loans) of the Account. Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

  JHLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

AMOUNTS RECEIVABLE/PAYABLE

  Receivables/Payables to/from portfolios/JHLICO are due to unsettled policy transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios' shares. The amounts are due to/ from either the respective portfolio and/or John Hancock Life Insurance Company for the benefit of policyholders.

3. TRANSACTION WITH AFFILIATES

  John Hancock acts as the distributor, principal underwriter and investment advisor for the Trust. Certain officers of the Account are officers and directors of JHLICO or the Trust.

4. NEW AUDIT GUIDE

  Effective January 1, 2001, the Account adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the Guide), as revised, effective for fiscal years beginning after December 15, 2001. The adoption of the Guide did not impact the total net assets of the subaccounts for fiscal year 2001. Certain disclosures in the financial statements of the Account have changed as a result of the adoption of the Guide. The financial statement presentation of the account for the years prior to 2001 have not been restated.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

5. DETAILS OF INVESTMENTS

  The details of the shares owned, cost and value of investments in the Subaccounts of the Trust, Declaration Trust and of the Outside Trust at December 31, 2001 were as follows:

                                       SHARES
SUBACCOUNT                             OWNED          COST           VALUE
-------------------------------------------------------------------------------
Large Cap Growth. . . . . . . . .     2,773,101    $58,877,427    $ 35,386,081
Active Bond . . . . . . . . . . .    10,523,229    101,267,932     100,025,845
International Equity Index. . . .       440,904      6,882,197       5,309,272
Small Cap Growth. . . . . . . . .       456,022      6,646,164       4,416,308
Global Balanced . . . . . . . . .       392,033      3,359,069       3,235,518
Multi Cap Growth. . . . . . . . .     2,166,094     30,602,474      16,104,416
Large Cap Value . . . . . . . . .     1,802,498     25,385,494      24,400,461
Money Market. . . . . . . . . . .    20,367,367     20,369,857      20,369,856
Small/Mid Cap Growth. . . . . . .       623,263      8,879,760       7,932,940
Real Estate Equity. . . . . . . .       469,428      6,317,909       7,010,878
Growth & Income . . . . . . . . .    16,690,027    266,792,149     175,994,139
Managed . . . . . . . . . . . . .     7,205,642    102,213,745      86,325,324
Short Term Bond . . . . . . . . .       107,913      1,098,943       1,095,839
Small Cap Equity. . . . . . . . .       578,901      5,387,072       4,572,899
International Opportunities . . .     1,589,528     16,925,170      14,206,679
Equity Index. . . . . . . . . . .     3,705,069     68,663,073      47,476,577
Global Bond . . . . . . . . . . .        98,157        986,709       1,041,072
Emerging Markets Equity . . . . .       172,502      1,149,212       1,151,654
Bond Index. . . . . . . . . . . .       566,497      5,648,691       5,660,569
Small/Mid Cap CORE. . . . . . . .        73,326        712,539         716,506
High Yield Bond . . . . . . . . .       154,615      1,097,643         970,290
Turner Core Growth. . . . . . . .        26,629        410,440         294,255
Brandes International Equity. . .        99,368      1,362,029       1,239,122
Frontier Capital Appreciation . .        27,230        459,309         403,273
Clifton Enhanced U.S. Equity. . .         3,742         55,755          44,083
Large Cap Aggressive Growth . . .           310          3,143           2,018
Fundamental Growth. . . . . . . .         4,173         37,894          28,603
Aim V.I. Premier Equity . . . . .         1,308         30,873          24,065
Fidelity VIP Growth . . . . . . .         5,358        170,687         144,601
Fidelity VIP Contrafund . . . . .         1,706         35,485          33,701
MFS New Discovery . . . . . . . .         8,599        130,941         106,374
V.A. Strategic Income . . . . . .            87            745             739
Health Sciences . . . . . . . . .           633          5,924           5,288
International Opportunities B . .         3,659         27,904          26,203
Fundamental Value . . . . . . . .       413,403      4,388,916       3,982,359
Small Cap Value . . . . . . . . .        11,264        161,470         166,356
Aim V.I. Growth . . . . . . . . .           563          7,733           7,316
MFS Research. . . . . . . . . . .           162          2,164           1,980
Templeton International . . . . .           179          2,021           2,058
V.A. Financial Industries . . . .           142          1,904           1,876
V.A. Relative Value . . . . . . .           691          4,403           4,431
Large Cap Value CORE. . . . . . .         1,521         14,575          13,813
Janus Aspen Global Technology . .           553          1,658           1,589
Janus Aspen Worldwide Growth. . .         2,427         67,224          59,619
MFS Investors Growth Stock. . . .           777          6,972           6,218

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

  Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Subaccounts of the Trust, Declaration Trust and of the Outside Trust during 2001 were as follows:

SUBACCOUNT                                             PURCHASES      SALES
------------------------------------------------------------------------------
Large Cap Growth . . . . . . . . . . . . . . . . . .   $4,331,881   $2,105,174
Active Bond. . . . . . . . . . . . . . . . . . . . .    7,040,682    3,311,473
International Equity Index . . . . . . . . . . . . .      580,360      469,595
Small Cap Growth . . . . . . . . . . . . . . . . . .      866,876      429,888
Global Balanced. . . . . . . . . . . . . . . . . . .      162,218       49,115
Multi Cap Growth . . . . . . . . . . . . . . . . . .    4,028,741      752,891
Large Cap Value. . . . . . . . . . . . . . . . . . .    3,071,638      858,536
Money Market . . . . . . . . . . . . . . . . . . . .    3,939,975    3,661,527
Small/Mid Cap Growth . . . . . . . . . . . . . . . .      804,171      492,868
Real Estate Equity . . . . . . . . . . . . . . . . .    1,251,843      318,416
Growth & Income. . . . . . . . . . . . . . . . . . .    8,359,175    6,816,753
Managed. . . . . . . . . . . . . . . . . . . . . . .    3,852,760    4,275,406
Short-Term Bond. . . . . . . . . . . . . . . . . . .      282,552      242,866
Small Cap Equity . . . . . . . . . . . . . . . . . .      684,554      230,020
International Opportunities. . . . . . . . . . . . .    3,501,287      554,106
Equity Index . . . . . . . . . . . . . . . . . . . .    4,472,489    1,196,969
Global Bond. . . . . . . . . . . . . . . . . . . . .      242,110       81,645
Emerging Markets Equity. . . . . . . . . . . . . . .      325,489       82,378
Bond Index . . . . . . . . . . . . . . . . . . . . .      642,593      383,289
Small/Mid Cap CORE . . . . . . . . . . . . . . . . .      280,321       56,765
High Yield Bond. . . . . . . . . . . . . . . . . . .      309,432      219,897
Turner Core Growth . . . . . . . . . . . . . . . . .       28,795       34,213
Brandes International Equity . . . . . . . . . . . .      211,502      106,185
Frontier Capital Appreciation. . . . . . . . . . . .       38,890       37,966
Clifton Enhanced U.S. Equity . . . . . . . . . . . .       23,128        2,031
Large Cap Aggressive Growth. . . . . . . . . . . . .          907           73
Fundamental Growth . . . . . . . . . . . . . . . . .       22,469          261
Aim V.I. Premier Equity. . . . . . . . . . . . . . .       18,291        1,964
Fidelity VIP Growth. . . . . . . . . . . . . . . . .      180,507        9,511
Fidelity VIP Contrafund. . . . . . . . . . . . . . .       23,781        1,220
MFS New Discovery. . . . . . . . . . . . . . . . . .       25,675        1,751
V.A. Strategic Income. . . . . . . . . . . . . . . .          741          136
Health Sciences. . . . . . . . . . . . . . . . . . .        2,798          229
International Opportunities B. . . . . . . . . . . .       27,367          460
Fundamental Value. . . . . . . . . . . . . . . . . .      380,855      362,992
Small Cap Value. . . . . . . . . . . . . . . . . . .      138,773        6,292
Aim V.I. Growth. . . . . . . . . . . . . . . . . . .        7,587        1,439
MFS Research . . . . . . . . . . . . . . . . . . . .          742          202
Templeton International. . . . . . . . . . . . . . .           30           55
V.A. Financial Industries. . . . . . . . . . . . . .        2,059          149
V.A. Relative Value. . . . . . . . . . . . . . . . .        4,742          319
Large Cap Value CORE . . . . . . . . . . . . . . . .       19,336        4,628
Janus Aspen Global Technology. . . . . . . . . . . .        1,726           60
Janus Aspen Worldwide Growth . . . . . . . . . . . .       67,663          393
MFS Investors Growth Stock . . . . . . . . . . . . .        7,352          356

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

6. UNIT VALUES

  A summary of unit values and units outstanding for variable life contracts and the expense and the investment income ratios, excluding expenses of the underlying Portfolios were as follows:

                                       AT JUNE 30, 2002 AND DECEMBER 31,              FOR THE YEARS AND PERIODS ENDED
                                                     2001                           JUNE 30, 2002 AND DECEMBER 31, 2001
                                     ---------------------------------------------------------------------------------------------
                                                                               EXPENSES
                                               UNIT FAIR VALUE                  RATIO*       INVESTMENT            TOTAL
                                      UNITS       LOWEST TO       ASSETS       LOWEST TO       INCOME            RETURN***
SUBACCOUNT                           (000S)        HIGHEST        (000S)        HIGHEST       RATIO**        LOWEST TO HIGHEST
----------------------------------------------------------------------------------------------------------------------------------
Large Cap Growth
 June 30, 2002                          672   $11.90 to $44.07   $ 38,232   0.05% to 0.625%    0.87%      (20.83)% to (19.51)%/g/
 December 31, 2001                      627   $14.90 to $58.93   $ 43,595   0.05% to 0.625%    0.98%       (18.04)% to 49.00%/e/
Active Bond
 June 30, 2002                        2,010    14.09 to 34.16     111,894    0.05 to 0.625     5.76           0.80 to 2.18/g/
 December 31, 2001                    1,941    13.84 to 66.70     108,818    0.05 to 0.625     7.87          6.80 to 38.40/e/
International Equity Index
 June 30, 2002                          226    10.25 to 19.26       5,729    0.05 to 0.625     2.24           0.01 to 2.85/g/
 December 31, 2001                      221    10.19 to 19.15       5,654    0.05 to 0.625     2.70         (20.79) to 1.90/e/
Small Cap Growth
 June 30, 2002                          364    11.61 to 13.33       4,416    0.05 to 0.625     --/b/       (20.71) to (18.42)/g/
 December 31, 2001                      330    14.70 to 16.83       4,876    0.05 to 0.625     --/b/         (13.12) to 68.30
Global Balanced
 June 30, 2002                          295    10.70 to 11.12       3,235    0.05 to 0.625     1.56       (4.51) to 11.(2.95)/g/
 December 31, 2001                      291    10.88 to 11.56       3,248    0.60 to 0.625     0.57          (7.08) to (6.99)
Multi Cap Growth
 June 30, 2002                        1,501    10.27 to 11.63      16,104    0.05 to 0.625     --/b/      (27.29) to (19.18)/g,h/
 December 31, 2001                    1,234    14.20 to 16.04      17,594    0.05 to 0.625     --/b/        (37.33) to 60.40/e/
Large Cap Value
 June 30, 2002                        1,395    15.04 to 17.90      24,400    0.05 to 0.625     1.31        (9.57) to (3.84)/g,h/
 December 31, 2001                    1,282    15.89 to 18.90      23,398    0.05 to 0.625     1.83          0.66 to 58.90/e/
Money Market
 June 30, 2002                          741    12.66 to 19.85      22,628    0.05 to 0.625     2.12          0.47 to 0.74/g,h/
 December 31, 2001                      684    12.56 to 34.50      22,329    0.05 to 0.625     5.38          3.29 to 25.60/e/

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                                                                               FOR THE YEARS AND PERIODS ENDED
                             AT JUNE 30, 2002 AND DECEMBER 31, 2001          JUNE 30, 2002 AND DECEMBER 31, 2001
                             ---------------------------------------------------------------------------------------------
                                                                        EXPENSES
                                         UNIT FAIR VALUE                 RATIO*      INVESTMENT            TOTAL
                               UNITS        LOWEST TO       ASSETS      LOWEST TO      INCOME            RETURN***
SUBACCOUNT                    (000S)         HIGHEST        (000S)       HIGHEST      RATIO**        LOWEST TO HIGHEST
--------------------------------------------------------------------------------------------------------------------------
Small/Mid Cap Growth
 June 30, 2002                    404    12.43 to 19.90       7,933   0.05 to 0.625     --/b/      (13.68) to (12.64)/g/
 December 31, 2001                388    14.38 to 23.01       8,467   0.05 to 0.625     --/b/        2.00 to 121.80/e/
Real Estate Equity
 June 30, 2002                    155    14.72 to 35.91       7,418   0.05 to 0.625     4.51         14.72 to 35.91/g/
 December 31, 2001                133    13.29 to 32.43       5,901   0.05 to 0.625     5.72         5.07 to 32.90/e/
Growth & Income
 June 30, 2002                  1,872    12.12 to 51.89     207,803   0.05 to 0.625     1.62      (14.07) to (12.40)/g,h/
 December 31, 2001              1,818    13.99 to 137.76    230,297   0.05 to 0.625     1.94        (16.00) to 39.90/e/
Managed
 June 30, 2002                100,156    18.15 to 41.38     100,156   0.60 to 0.625     2.44       (9.53) to (8.59)/g,h/
 December 31, 2001              1,273    14.88 to 45.24     108,762   0.60 to 0.625     3.72        (3.47) to (3.41)/e/
Short-Term Bond
 June 30, 2002                     72    13.26 to 15.80       1,096   0.05 to 0.625     4.41         1.59 to 2.55/g,h/
 December 31, 2001                 70    13.29 to 15.68       1,055   0.05 to 0.625     5.62        (11.57) to 32.90/e/
Small Cap Equity
 June 30, 2002                    451     8.91 to 9.56        4,573   0.05 to 0.625     --/b/      (13.49) to (12.73)/g/
 December 31, 2001                436    10.30 to 11.04       4,641   0.05 to 0.625     0.09         (4.40) to 3.00/e/
International Opportunities
 June 30, 2002                  1,369    10.12 to 10.77      14,206   0.05 to 0.625     0.87        (4.04) to (1.95)/g/
 December 31, 2001              1,104    10.52 to 11.18      11,920   0.05 to 0.625     1.07         (21.4) to 5.20/e/
Equity Index
 June 30, 2002                  3,011    13.43 to 16.01      47,476   0.05 to 0.625     1.31      (15.87) to (14.45)/g,h/
 December 31, 2001              2,838    15.82 to 18.87      51,695   0.05 to 0.625     1.52         2.54 to 58.20/e/
Global Bond
 June 30, 2002                      7    13.87 to 14.95       1,041   0.05 to 0.625     --/b/         7.71 to 8.31/g/
 December 31, 2001                 60    12.73 to 13.63         797   0.05 to 0.625     4.57        (2.07) to 27.30/e/
Emerging Markets Equity
 June 30, 2002                    152     7.51 to 7.71        1,152   0.05 to 0.625     0.35          0.66 to 2.12/g/
 December 31, 2001                122     7.29 to 7.46          893   0.05 to 0.625     0.31       (26.20) to (4.07)/e/

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                                       AT JUNE 30, 2002 AND DECEMBER 31,               FOR THE YEARS AND PERIODS ENDED
                                                     2001                            JUNE 30, 2002 AND DECEMBER 31, 2001
                                     ----------------------------------------------------------------------------------------------
                                                                               EXPENSES
                                              UNIT FAIR VALUE                   RATIO*       INVESTMENT             TOTAL
                                      UNITS      LOWEST TO        ASSETS      LOWEST TO        INCOME             RETURN***
SUBACCOUNT                           (000S)       HIGHEST         (000S)       HIGHEST         RATIO**        LOWEST TO HIGHEST
-----------------------------------------------------------------------------------------------------------------------------------
Bond Index
 June 30, 2002                         446     12.67 to 13.01   4,465,660   0.60 to 0.625       5.44          2.18 to 3.86/g,h/
 December 31, 2001                     436     12.30 to 12.58       5,365   0.60 to 0.625       6.46             6.86 to 7.22
Small/Mid Cap CORE
 June 30, 2002                          60     10.83 to 11.11         716   0.60 to 0.625       0.31         (2.54) to (1.14)/g/
 December 31, 2001                      45     11.19 to 11.44         505   0.60 to 0.625       0.71            (0.36) to 0.09
High Yield Bond
 June 30, 2002                         112      8.64 to 8.87          970   0.05 to 0.625       10.38        (6.24) to (4.98)/g/
 December 31, 2001                     108      9.08 to 9.29          980   0.05 to 0.625       10.50         (8.00) to 1.68/e/
Turner Core Growth
 June 30, 2002                          21     13.43 to 14.19         294   0.05 to 0.625       --/b/         (20.24) to (20.02)
 December 31, 2001                      21     16.67 to 19.69         362   0 05 to 0.625       0.14         (24.04) to 66.70/e/
Brandes International Equity
 June 30, 2002                          78     15.45 to 16.32       1,239   0.05 to 0.625       0.12             0.31 to 0.59
 December 31, 2001                      71     15.28 to 16.10       1,128   0.05 to 0.625       1.55         (13.33) to 61.00/e/
Frontier Capital Appreciation
 June 30, 2002                          21     16.69 to 20.23         403   0.05 to 0.625       --/b/         (15.94) to (15.70)
 December 31, 2001                      21     19.76 to 24.69         460   0.05 to 0.625   0.60 to 0.625     (2.09) to 97.60/e/
Clifton Enhanced U.S. Equity
 June 30, 2002                           5     8.69 to 11.66           44        0.60           --/b/         (15.54) to (15.31)
 December 31, 2001                       3     10.25 to 13.83          28        0.60       0.60 to 0.625          (13.50)
Large Cap Aggressive Growth
 June 30, 2002                         /a/      5.39 to 6.53            2       0.625           --/b/       (22.07) to (19.50)/g/
 December 31, 2001                     /a/      6.71 to 8.33            2       0.625           --/b/              (15.34)
Fundamental Growth
 June 30, 2002                           4      5.34 to 7.90           29       0.625           --/b/       (22.49) to (20.99)/g/
 December 31, 2001                       2     6.12 to 10.16           11       0.625           --/b/              (32.72)
Aim V.I. Premier Equity
 June 30, 2002                           4     5.62 to 22.90           24   0.525 to 0.625      --/b/       (23.19) to (5.21)/g,h/
 December 31, 2001                       2     7.13 to 29.72           12   0.525 to 0.625      0.19          (13.17) to (12.95)

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                                           AT JUNE 30, 2002 AND                  FOR THE YEARS AND PERIODS ENDED
                                             DECEMBER 31, 2001                 JUNE 30, 2002 AND DECEMBER 31, 2001
                                      --------------------------------------------------------------------------------------
                                                                          EXPENSES
                                              UNIT FAIR VALUE              RATIO*      INVESTMENT            TOTAL
                                      UNITS      LOWEST TO     ASSETS    LOWEST TO       INCOME            RETURN***
SUBACCOUNT                            (000S)      HIGHEST      (000S)     HIGHEST       RATIO**        LOWEST TO HIGHEST
----------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth
 June 30, 2002                          18     5.75 to 55.71     145       0.625          --/b/      (22.34) to (21.08)/g/
 December 31, 2001                     --/a/   7.12 to 71.07       1       0.625          --/b/             (18.22)
Fidelity VIP Contrafund
 June 30, 2002                           3     8.23 to 27.25      34   0.575 to 0.625     0.82        (3.31) to 0.47/g,h/
 December 31, 2001                       1     8.26 to 27.72      12   0.575 to 0.625     0.43        (13.06) to (12.86)
MFS New Discovery
 June 30, 2002                          14     7.38 to 12.93     106   0.575 to 0.625     --/b/      (22.01) to (21.32)/g/
December 31, 2001                       11     9.12 to 16.49     107   0.575 to 0.625     5.14         (5.69) to (5.59)
V.A. Strategic Income
 June 30, 2002                         /a/    10.50 to 14.06       1       0.625          7.14          0.88 to 1.73/g/
 December 31, 2001                     /a/    10.33 to 13.79     /b/       0.625          3.11              3.30/f/
Health Sciences
 June 30, 2002                           1     8.05 to 8.11        5       0.625          --/b/      (17.08) to (16.40)/g/
 December 31, 2001                     /a/     9.77 to 9.81        3       0.625          --/b/            (2.30)/f/
International Opportunities B
 June 30, 2002                           3     7.63 to 7.97       26       0.625          2.05        (5.17) to (2.37)/g/
 December 31, 2001                     /a/     8.03 to 8.43        1       0.625          --/b/           (16.00)/f/
Fundamental Value
 June 30, 2002                         323     8.36 to 14.62   3,982   0.05 to 0.625      1.12       (11.41) to (9.75)/g/
 December 31, 2001                     322     9.40 to 16.44   4,393   0.05 to 0.625      0.30        (6.00) to 64.40/f/
Small Cap Value
 June 30, 2002                          13    10.94 to 17.63     166   0.05 to 0.625      0.38        (1.28) to 6.09/g,h/
 December 31, 2001                       3    10.44 to 16.79      31   0.05 to 0.625      0.97          4.40 to 4.80/f/
Aim V.I. Growth
 June 30, 2002                           1     6.46 to 15.95       7       0.625          --/b/     (23.45) to (20.68)/g,h/
 December 31, 2001                     /a/     8.44 to 20.77       2       0.625          0.34            (15.60)/f/

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                                            AT JUNE 30, 2002 AND                  FOR THE YEARS AND PERIODS ENDED
                                              DECEMBER 31, 2001                 JUNE 30, 2002 AND DECEMBER 31, 2001
                                       ---------------------------------------------------------------------------------------
                                                                            EXPENSES
                                               UNIT FAIR VALUE               RATIO*        INVESTMENT           TOTAL
                                       UNITS      LOWEST TO     ASSETS      LOWEST TO        INCOME           RETURN***
SUBACCOUNT                             (000S)      HIGHEST      (000S)       HIGHEST        RATIO**       LOWEST TO HIGHEST
------------------------------------------------------------------------------------------------------------------------------
MFS Research
 June 30, 2002                          /a/     7.14 to 15.56      2          0.625           0.45      (16.88) to (14.86)/g/
 December 31, 2001                      /a/     8.61 to 18.67      2          0.625           --/b/          (14.10)/f/
Templeton International
 June 30, 2002                          /a/         8.09           2          0.60            2.89             (1.56)
 December 31, 2001                      /a/     8.17 to 8.19       2          0.60            --/b/          (18.30)/f/
V.A. Financial Industries
 June 30, 2002                          /a/         13.92          2          --/c/           --/b/           (9.87)/g/
V.A. Relative Value
 June 30, 2002                          /a/         11.38          4          --/c/           0.60           (33.52)/g/
Large Cap Value CORE
 June 30, 2002                            1         9.45          14          --/c/           2.70            (7.57)/g/
Janus Aspen Global Technology
 June 30, 2002                            1         2.87           2          --/c/           --/b/          (31.46)/g/
Janus Aspen Worldwide Growth
 June 30, 2002                           11     5.47 to 5.54      60    0.03 to 0.21--/d/     1.53      (14.34) to (12.01)/g/
MFS investors Growth Stock
 June 30, 2002                            1         7.99           6          --/c/           --/b/          (18.50)/g/

* These ratios represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying portfolios are excluded.

** These amounts represent the dividends and other income received by the subaccount from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying portfolio in which the subaccounts invest. The investment income ratio is annualized.

***These amounts represents the total return for the periods indicated, including changes in the value of the underlying portfolio, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the commencement date through the end of the reporting period using a $10.00 initial offering price as the unit value.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

   a. Total accumulation units not greater than 500 units.

   b. Portfolio distributed no dividends during the period.

   c. Portfolio incurred no expense charges during the period.

   d. From commencement of operations as follows.

      Large Cap Aggressive Growth                        April 24, 2000
      Fundamental Growth                                 April 24, 2000
      AIM V.I. Premier Equity                            April 24, 2000
      Fidelity VIP Growth                                April 24, 2000
      Fidelity VIP Contrafund                            April 24, 2000
      MFS New Discovery                                  April 24, 2000
      V.A. Strategic Income                              May 1, 2001
      Health Sciences                                    May 1, 2001
      International Opportunities B                      May 1, 2001
      Fundamental Value                                  May 1, 2001
      Small Cap Value                                    May 1, 2001
      AIM V.I. Growth                                    May 1, 2001
      MFS Research                                       May 1, 2001
      Templeton International                            May 1, 2001
      V.A. Financial Industries                          March 27, 2002
      V.A. Relative Value                                March 27, 2002
      Large Cap Value CORE                               March 27, 2002
      Janus Aspen Global Technology                      May 12, 2002
      Janus Aspen Worldwide Growth                       February 1, 2002
      MFS Investors Growth Stock                         March 15, 2002

   e. From July 20, 2001 (inception of investment option). $10.00 initial offering price.

   f. From May 1, 2001 (inception of investment option). $10.00 initial offering price.

   g. Includes initial offering price on January 14, 2002 of a new product for this subaccount.

   h. Includes initial offering price on March 4, 2002 of a new product for this subaccount.

                          AUDITED FINANCIAL STATEMENTS

                                       FOR

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                         REPORT OF INDEPENDENT AUDITORS

To the Policyholders of
John Hancock Variable Life Account UV
 of John Hancock Life Insurance Company

  We have audited the accompanying statement of assets and liabilities of John Hancock Variable Life Account UV (the Account) (comprising of, respectively, the Large Cap Growth, Active Bond, International Equity Index, Small Cap Growth, Global Balanced, Mid Cap Growth, Large Cap Value, Money Market, Small/Mid Cap Growth, Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Equity, International Opportunities, Equity Index, Global Bond, Emerging Markets (formerly Emerging Markets Equity), Bond Index, Small/Mid Cap CORE, High Yield Bond, Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Clifton Enhanced US Equity, Large Cap Aggressive Growth, Fundamental Growth, AIM V.I. Value, Fidelity VIP Growth, Fidelity VIP II Contrafund, MFS New Discovery Series, V.A. Strategic Income, Health Sciences, International Equity, Large/Mid Cap Value, Small Cap Value (formerly Small/Mid Cap Value), AIM V.I. Growth Series, MFS Research Series, and Templeton International Subaccounts) as of December 31, 2001, and the related statements of operations and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Life Account UV at December 31, 2001, the results of their operations for the year then ended, and the changes in their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
February 8, 2002

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                       STATEMENT OF ASSETS AND LIABILITIES

                                DECEMBER 31, 2001

                                      LARGE CAP                  INTERNATIONAL
                                       GROWTH     ACTIVE BOND    EQUITY INDEX
                                     SUBACCOUNT   SUBACCOUNT      SUBACCOUNT
                                     -----------  -----------   ---------------
ASSETS
Investment in shares of portfolios
 of:
 John Hancock Variable Series Trust
  I, at value. . . . . . . . . . .   $40,778,508  $ 97,207,604    $5,224,610
Policy loans and accrued interest
 receivable. . . . . . . . . . . .     2,816,552    11,610,304       429,026
Receivable from portfolio/JHLICO .       112,189        70,028         2,647
                                     -----------  ------------    ----------
Total assets . . . . . . . . . . .    43,707,249   108,887,936     5,656,283
LIABILITIES
Payable to portfolio/JHLICO. . . .       110,064        65,739         2,377
Asset charges payable. . . . . . .         2,125         4,289           269
                                     -----------  ------------    ----------
Total liabilities. . . . . . . . .       112,189        70,028         2,646
                                     -----------  ------------    ----------
                                     $43,595,060  $108,817,908    $5,653,637
                                     -----------  ------------    ----------
NET ASSETS:
 Accumulation units. . . . . . . .   $43,595,060  $108,817,908    $5,653,637
                                     -----------  ------------    ----------
  Total net assets . . . . . . . .   $43,595,060  $108,817,908    $5,653,637
                                     -----------  ------------    ----------
  Units outstanding. . . . . . . .       627,315     1,941,434       221,470
                                     -----------  ------------    ----------
  Unit value (accumulation). . . .   $     69.49  $      56.05    $    25.53
                                     ===========  ============    ==========

                                          SMALL CAP     GLOBAL       MID CAP
                                            GROWTH     BALANCED      GROWTH
                                          SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                                          ----------  ----------  -------------
ASSETS
Investment in shares of portfolios of:
 John Hancock Variable Series Trust I,
  at value. . . . . . . . . . . . . . .   $4,876,292  $3,248,070   $17,593,663
Policy loans and accrued interest
 receivable. . . . . . . . . . . . . .            --          --            --
Receivable from portfolio/JHLICO. . . .       34,125         160        64,808
                                          ----------  ----------   -----------
Total assets. . . . . . . . . . . . . .    4,910,417   3,248,230    17,658,471
LIABILITIES
Payable to portfolio/JHLICO. . . . . .        33,891          --        63,946
Asset charges payable. . . . . . . . .           234         160           862
                                          ----------  ----------   -----------
Total liabilities. . . . . . . . . . .        34,125         160        64,808
                                          ----------  ----------   -----------
                                          $4,876,292  $3,248,070   $17,593,663
                                          ----------  ----------   -----------
NET ASSETS:
 Accumulation units. . . . . . . . . .    $4,876,292  $3,248,070   $17,593,663
                                          ----------  ----------   -----------
  Total net assets. . . . . . . . . . .   $4,876,292  $3,248,070   $17,593,663
                                          ----------  ----------   -----------
  Units outstanding. . . . . . . . . .       329,623     290,809     1,234,358
                                          ----------  ----------   -----------
  Unit value (accumulation). . . . . .    $    14.79  $    11.17   $     14.25
                                          ==========  ==========   ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                                DECEMBER 31, 2001

                                       LARGE CAP      MONEY      SMALL/MID CAP
                                         VALUE       MARKET         GROWTH
                                      SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                                      -----------  -----------  ---------------
ASSETS
Investment in shares of portfolios
 of:
 John Hancock Variable Series Trust
  I, at value . . . . . . . . . . .   $23,397,684  $20,091,408    $8,467,406
Policy loans and accrued interest
 receivable . . . . . . . . . . . .            --    2,238,941            --
Receivable from portfolio/JHLICO. .        98,670      217,372         3,185
                                      -----------  -----------    ----------
Total assets. . . . . . . . . . . .    23,496,354   22,547,721     8,470,591
LIABILITIES
Payable to portfolio/JHLICO . . . .        97,521      218,321         2,768
Asset charges payable . . . . . . .         1,149          336           417
                                      -----------  -----------    ----------
Total liabilities . . . . . . . . .        98,670      218,657         3,185
                                      -----------  -----------    ----------
                                      $23,397,684  $22,329,064    $8,467,406
                                      -----------  -----------    ----------
NET ASSETS:
 Accumulation units . . . . . . . .   $23,397,684  $22,329,064    $8,467,406
                                      -----------  -----------    ----------
  Total net assets. . . . . . . . .   $23,397,684  $22,329,064    $8,467,406
                                      -----------  -----------    ----------
  Units outstanding . . . . . . . .     1,282,001      683,765       388,270
                                      -----------  -----------    ----------
  Unit value (accumulation) . . . .   $     18.25  $     32.66    $    21.81
                                      ===========  ===========    ==========

                                      REAL ESTATE    GROWTH &
                                        EQUITY        INCOME        MANAGED
                                      SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                      -----------  ------------  -------------
ASSETS
Investment in shares of portfolios
 of:
 John Hancock Variable Series Trust
  I, at value. . . . . . . . . . .    $5,525,379   $197,711,222   $ 94,814,008
Policy loans and accrued interest
 receivable. . . . . . . . . . . .       375,743     32,585,795     13,948,330
Receivable from portfolio/JHLICO. .       41,181        125,660         25,333
                                      ----------   ------------   ------------
Total assets. . . . . . . . . . . .    5,942,303    230,422,677    108,787,671
LIABILITIES

Payable to portfolio/JHLICO. . . .        40,902        117,099         20,850
Asset charges payable. . . . . . .           276          8,561          5,168
                                      ----------   ------------   ------------
Total liabilities. . . . . . . . .        41,178        125,660         26,018
                                      ----------   ------------   ------------
                                      $5,901,125   $230,297,017   $108,761,653
                                      ----------   ------------   ------------
NET ASSETS:
 Accumulation units. . . . . . . .    $5,901,125   $230,297,017   $108,761,653
                                      ----------   ------------   ------------
  Total net assets. . . . . . . . .   $5,901,125   $230,297,017   $108,761,653
                                      ----------   ------------   ------------
  Units outstanding. . . . . . . .       132,974      1,818,448      1,272,533
                                      ----------   ------------   ------------
  Unit value (accumulation). . . .    $    44.38   $     126.64   $      85.47
                                      ==========   ============   ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                                DECEMBER 31, 2001

                                        SHORT-TERM  SMALL CAP    INTERNATIONAL
                                           BOND       EQUITY     OPPORTUNITIES
                                        SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
                                        ----------  ----------  ---------------
ASSETS
Investment in shares of portfolios of:
 John Hancock Variable Series Trust I,
  at value. . . . . . . . . . . . . .   $1,054,613  $4,641,466    $11,919,734
Policy loans and accrued interest
 receivable . . . . . . . . . . . . .           --          --             --
Receivable from portfolio/JHLICO. . .        2,603      39,222         24,763
                                        ----------  ----------    -----------
Total assets. . . . . . . . . . . . .    1,057,216   4,680,688     11,944,497
LIABILITIES
Payable to portfolio/JHLICO . . . . .        2,553      39,008         24,187
Asset charges payable . . . . . . . .           50         215            576
                                        ----------  ----------    -----------
Total liabilities . . . . . . . . . .        2,603      39,223         24,763
                                        ----------  ----------    -----------
                                        $1,054,613  $4,641,465    $11,919,734
                                        ----------  ----------    -----------
NET ASSETS:
 Accumulation units . . . . . . . . .   $1,054,613  $4,641,465    $11,919,734
                                        ----------  ----------    -----------
  Total net assets. . . . . . . . . .   $1,054,613  $4,641,465    $11,919,734
                                        ----------  ----------    -----------
  Units outstanding . . . . . . . . .       70,417     436,086      1,103,525
                                        ----------  ----------    -----------
  Unit value (accumulation) . . . . .   $    14.98  $    10.64    $     10.80
                                        ==========  ==========    ===========

                                                                     EMERGING
                                        EQUITY INDEX  GLOBAL BOND    MARKETS
                                         SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                                        ------------  -----------  ------------
ASSETS
Investment in shares of portfolios of:
 John Hancock Variable Series Trust I,
  at value. . . . . . . . . . . . . .   $51,694,821    $797,319      $893,036
Policy loans and accrued interest
 receivable. . . . . . . . . . . . .             --          --            --
Receivable from portfolio/JHLICO. . .        53,474         230         8,020
                                        -----------    --------      --------
Total assets. . . . . . . . . . . . .    51,748,295     797,549       901,056
LIABILITIES
Payable to portfolio/JHLICO. . . . .         50,918         194         7,978
Asset charges payable. . . . . . . .          2,555          36            43
                                        -----------    --------      --------
Total liabilities. . . . . . . . . .         53,473         230         8,021
                                        -----------    --------      --------
                                        $51,694,822    $797,319      $893,035
                                        -----------    --------      --------
NET ASSETS:
 Accumulation units. . . . . . . . .    $51,694,822    $797,319      $893,035
                                        -----------    --------      --------
  Total net assets. . . . . . . . . .   $51,694,822    $797,319      $893,035
                                        -----------    --------      --------
  Units outstanding. . . . . . . . .      2,838,268      60,288       122,482
                                        -----------    --------      --------
  Unit value (accumulation). . . . .    $     18.21    $  13.23      $   7.29
                                        ===========    ========      ========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                                DECEMBER 31, 2001

                                                    SMALL/MID CAP   HIGH YIELD
                                        BOND INDEX      CORE           BOND
                                        SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                                        ----------  -------------  ------------
ASSETS
Investment in shares of portfolios of:
 John Hancock Variable Series Trust I,
  at value. . . . . . . . . . . . . .   $5,365,289   $   505,368     $980,405
Receivable from portfolio / JHLICO. .        2,746         7,956        3,357
                                        ----------   -----------     --------
Total assets. . . . . . . . . . . . .    5,368,035       513,324      983,762
LIABILITIES
Payable to portfolio / JHLICO . . . .        2,483         7,931        3,310
Asset charges payable . . . . . . . .          263            25           46
                                        ----------   -----------     --------
Total liabilities . . . . . . . . . .        2,746         7,956        3,356
                                        ----------   -----------     --------
                                        $5,365,289   $   505,368     $980,406
                                        ----------   -----------     --------
NET ASSETS:
 Accumulation units . . . . . . . . .   $5,365,289   $   505,368     $980,406
                                        ----------   -----------     --------
  Total net assets. . . . . . . . . .   $5,365,289   $   505,368     $980,406
                                        ----------   -----------     --------
  Units outstanding . . . . . . . . .      435,798        45,196      107,798
                                        ----------   -----------     --------
  Unit value (accumulation) . . . . .   $    12.31   $     11.18     $   9.09
                                        ==========   ===========     ========

                                                     BRANDES        FRONTIER
                                     TURNER CORE  INTERNATIONAL     CAPITAL
                                       GROWTH        EQUITY       APPRECIATION
                                     SUBACCOUNT   SUBACCOUNT      SUBACCOUNT
                                     -----------  -------------  --------------
ASSETS
Investment in shares of portfolios
 of:
 Outside Trust, at value. . . . .     $362,393     $1,127,660       $459,976
Receivable from portfolio / JHLICO          10             29             15
                                      --------     ----------       --------
Total assets. . . . . . . . . . .      362,403      1,127,689        459,991
LIABILITIES
Payable to portfolio / JHLICO. . .          --             --             --
Asset charges payable. . . . . . .          11             29             15
                                      --------     ----------       --------
Total liabilities. . . . . . . . .          11             29             15
                                      --------     ----------       --------
                                      $362,392     $1,127,660       $459,976
                                      --------     ----------       --------
NET ASSETS:
 Accumulation units. . . . . . . .    $362,392     $1,127,660       $459,976
                                      --------     ----------       --------
  Total net assets. . . . . . . .     $362,392     $1,127,660       $459,976
                                      --------     ----------       --------
  Units outstanding. . . . . . . .      21,047         71,396         21,343
                                      --------     ----------       --------
  Unit value (accumulation). . . .    $  17.22     $    15.79       $  21.55
                                      ========     ==========       ========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                                DECEMBER 31, 2001

                                           CLIFTON    LARGE CAP
                                           ENHANCED   AGGRESSIVE   FUNDAMENTAL
                                          US EQUITY     GROWTH       GROWTH
                                          SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                                          ----------  ----------  -------------
ASSETS
Investment in shares of portfolios of:
 John Hancock Variable Series Trust I,
  at value. . . . . . . . . . . . . . .    $    --      $1,524       $10,796
 Outside Trust, at value. . . . . . . .     28,059          --            --
Receivable from portfolio / JHLICO. . .          1          --             1
                                           -------      ------       -------
Total assets. . . . . . . . . . . . . .     28,060       1,524        10,797
LIABILITIES
Payable to portfolio / JHLICO . . . . .         --          --            --
Asset charges payable . . . . . . . . .          1          --             1
                                           -------      ------       -------
Total liabilities . . . . . . . . . . .          1          --             1
                                           -------      ------       -------
                                           $28,059      $1,524       $10,796
                                           -------      ------       -------
NET ASSETS:
 Accumulation units . . . . . . . . . .    $28,059      $1,524       $10,796
                                           -------      ------       -------
  Total net assets. . . . . . . . . . .    $28,059      $1,524       $10,796
                                           -------      ------       -------
  Units outstanding . . . . . . . . . .      2,738         221         1,558
                                           -------      ------       -------
  Unit value (accumulation) . . . . . .    $ 10.25      $ 6.90       $  6.93
                                           =======      ======       =======

                                                FIDELITY VIP   FIDELITY VIP II
                                AIM V.I. VALUE     GROWTH        CONTRAFUND
                                  SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
                                --------------  ------------  -----------------
ASSETS
Investment in shares of
 portfolios of:
 Outside Trust, at value. . .      $12,416         $ 671           $12,123
Receivable from portfolio /
 JHLICO. . . . . . . . . . .             1            --                 1
                                   -------         -----           -------
Total assets. . . . . . . . .       12,417           671            12,124
LIABILITIES
Payable to portfolio / JHLICO           --            --                --
Asset charges payable. . . .            --            --                --
Total liabilities. . . . . .             1            --                 1
                                   -------         -----           -------
                                   $12,416         $ 671           $12,123
                                   -------         -----           -------
NET ASSETS:
 Accumulation units. . . . .       $12,416         $ 671           $12,123
                                   -------         -----           -------
  Total net assets. . . . . .      $12,416         $ 671           $12,123
                                   -------         -----           -------
  Units outstanding. . . . .         1,695            91             1,443
                                   -------         -----           -------
  Unit value (accumulation).       $  7.33         $7.37           $  8.40
                                   =======         =====           =======

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                                DECEMBER 31, 2001

                                    MFS NEW
                                   DISCOVERY  V.A. STRATEGIC
                                    SERIES        INCOME       HEALTH SCIENCES
                                   SUBACCOUNT   SUBACCOUNT       SUBACCOUNT
                                  ----------  --------------  -----------------
ASSETS
Investment in shares of
 portfolios of:
 John Hancock Variable Series
  Trust, at value . . . . . . .    $     --       $   --           $3,348
 Declaration Trust. . . . . . .          --          144               --
 Outside Trust, at value. . . .     106,557           --               --
Receivable from portfolio /
 JHLICO . . . . . . . . . . . .           5           --               --
                                   --------       ------           ------
Total assets. . . . . . . . . .     106,562          144            3,348
LIABILITIES
Payable to portfolio / JHLICO .          --           --               --
Asset charges payable . . . . .           5           --               --
                                   --------       ------           ------
Total liabilities . . . . . . .           5           --               --
                                   --------       ------           ------
                                   $106,557       $  144           $3,348
                                   --------       ------           ------
NET ASSETS:
 Accumulation units . . . . . .    $106,557       $  144           $3,348
                                   --------       ------           ------
  Total net assets. . . . . . .    $106,557       $  144           $3,348
                                   --------       ------           ------
  Units outstanding . . . . . .      11,273           14              343
                                   --------       ------           ------
  Unit value (accumulation) . .    $   9.45       $10.29           $ 9.76
                                   ========       ======           ======

                                     INTERNATIONAL  LARGE/MID CAP   SMALL CAP
                                        EQUITY          VALUE         VALUE
                                      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                     -------------  -------------  ------------
ASSETS
Investment in shares of portfolios
 of:
 John Hancock Variable Series
  Trust, at value. . . . . . . . .      $1,032       $4,393,211      $31,149
Receivable from portfolio / JHLICO          --            1,711            1
                                        ------       ----------      -------
Total assets. . . . . . . . . . .        1,032        4,394,922       31,150
LIABILITIES
Payable to portfolio / JHLICO. . .          --            1,523           --
Asset charges payable. . . . . . .          --              188            2
                                        ------       ----------      -------
Total liabilities. . . . . . . . .          --            1,711            2
                                        ------       ----------      -------
                                        $1,032       $4,393,211      $31,148
                                        ------       ----------      -------
NET ASSETS:
 Accumulation units. . . . . . . .      $1,032       $4,393,211      $31,148
                                        ------       ----------      -------
  Total net assets. . . . . . . .       $1,032       $4,393,211      $31,148
                                        ------       ----------      -------
  Units outstanding. . . . . . . .         123          322,043        2,980
                                        ------       ----------      -------
  Unit value (accumulation). . . .      $ 8.39       $    13.64      $ 10.45
                                        ======       ==========      =======

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                                DECEMBER 31, 2001

                                     AIM V.I.     MFS RESEARCH     TEMPLETON
                                   GROWTH SERIES     SERIES      INTERNATIONAL
                                    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                   -------------  ------------  ---------------
ASSETS
Investment in shares of
 portfolios of:
 Outside Trust, at value . . . .      $1,712         $1,754         $2,133
Receivable from portfolio /
 JHLICO. . . . . . . . . . . . .          --             --             --
                                      ------         ------         ------
Total assets . . . . . . . . . .       1,712         $1,754          2,133
LIABILITIES
Payable to portfolio / JHLICO. .          --             --             --
Total liabilities. . . . . . . .          --             --             --
                                      ------         ------         ------
                                      $1,712         $1,754         $2,133
                                      ------         ------         ------
NET ASSETS:
 Accumulation units. . . . . . .      $1,712         $1,754         $2,133
                                      ------         ------         ------
  Total net assets . . . . . . .      $1,712         $1,754         $2,133
                                      ------         ------         ------
  Units outstanding. . . . . . .         203            204            261
                                      ------         ------         ------
  Unit value (accumulation). . .      $ 8.43         $ 8.60         $ 8.17
                                      ======         ======         ======

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                             STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                      LARGE CAP    ACTIVE BOND   INTERNATIONAL
                                       GROWTH      ACTIVE BOND   EQUITY INDEX
                                     SUBACCOUNT    SUBACCOUNT-    SUBACCOUNT
                                     ------------  -----------  ---------------
Investment income:
 Income:
  Dividends. . . . . . . . . . . .   $    75,058   $5,575,227    $    92,540
  Interest on policy loans . . . .       224,030      840,444         32,013
                                     -----------   ----------    -----------
Total investment income  . . . . .       299,088    6,415,671        124,553
Expenses:
 Mortality and expense risks . . .       237,021      492,587         35,964
                                     -----------   ----------    -----------
Net investment income. . . . . . .        62,067    5,923,084         88,589
Realized gains (losses) on
 investments:
 Realized loss on sale of portfolio
  shares . . . . . . . . . . . . .      (303,166)    (578,863)      (244,081)
 Realized gain distributions . . .            --           --            690
                                     -----------   ----------    -----------
Realized losses. . . . . . . . . .      (303,166)    (578,863)      (243,391)
Change in unrealized appreciation
 (depreciation) during the period.    (6,989,603)   1,577,966     (1,167,176)
                                     -----------   ----------    -----------
Net increase (decrease) in net
 assets resulting from operations.   $(7,230,702)  $6,922,187    $(1,321,978)
                                     ===========   ==========    ===========

                                         SMALL CAP     GLOBAL       MID CAP
                                           GROWTH     BALANCED      GROWTH
                                         SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                                         ----------  ----------  --------------
Investment income:
 Income:
  Dividends. . . . . . . . . . . . . .   $      --   $  4,344     $        --
                                         ---------   --------     -----------
Total investment income . . . . . . . .         --      4,344              --
Expenses:
 Mortality and expense risks. . . . .       27,911      1,319          85,083
                                         ---------   --------     -----------
Net investment income (loss). . . . .      (27,911)     3,025         (85,083)
Realized gains (losses) on investments:
 Realized loss on sale of portfolio
  shares. . . . . . . . . . . . . . .     (193,161)   (18,478)     (2,329,455)
 Realized gain distributions. . . . .           --         --              --
                                         ---------   --------     -----------
Realized losses. . . . . . . . . . . .    (193,161)   (18,478)     (2,329,455)
Change in unrealized appreciation
 (depreciation) during the period. . .    (449,625)    12,916      (4,249,250)
                                         ---------   --------     -----------
Net decrease in net assets resulting
 from operations. . . . . . . . . . .    $(670,697)  $ (2,537)    $(6,663,788)
                                         =========   ========     ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                        LARGE CAP     MONEY      SMALL/MID CAP
                                          VALUE       MARKET        GROWTH
                                        SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
                                        ----------  ----------  ---------------
Investment income:
 Income:
  Dividends . . . . . . . . . . . . .   $ 278,945    $797,762     $      --
  Interest on policy loans. . . . . .          --     169,029            --
                                        ---------    --------     ---------
Total investment income . . . . . . .     278,945     966,791            --
Expenses:
 Mortality and expense risks. . . . .     108,117     132,202        34,942
                                        ---------    --------     ---------
Net investment income (loss). . . . .     170,828     834,589       (34,942)
Realized gains (losses) on
 investments:
 Realized gain (loss) on sale of
  portfolio shares  . . . . . . . . .      69,861          --      (212,465)
 Realized gain distributions. . . . .     274,383          --            --
                                        ---------    --------     ---------
Realized gains (losses) . . . . . . .     344,244          --      (212,465)
Change in unrealized appreciation
 (depreciation) during the period . .    (277,488)         --       391,420
                                        ---------    --------     ---------
Net increase in net assets resulting
 from operations. . . . . . . . . . .   $ 237,584    $834,589     $ 144,013
                                        =========    ========     =========

                                    REAL ESTATE    GROWTH &
                                      EQUITY        INCOME           MANAGED
                                    SUBACCOUNT    SUBACCOUNT       SUBACCOUNT
                                    -----------  --------------  -------------
Investment income:
 Income:
  Dividends. . . . . . . . . . .    $ 233,523    $   1,000,312    $ 2,011,926
  Interest on policy loans. . . .      29,769        2,433,647      1,055,240
                                    ---------    -------------    -----------
Total investment income . . . . .     263,292        3,433,959      3,067,166
Expenses:
 Mortality and expense risks. . .      33,541        1,065,963        624,031
                                    ---------    -------------    -----------
Net investment income. . . . . .      229,751        2,367,996      2,443,135
Realized gains (losses) on
 investments:
 Realized gain (loss) on sale of
  portfolio shares . . . . . . . .   (234,535)         205,711         33,494
 Realized gain distributions. . .     167,156               --        495,279
                                    ---------    -------------    -----------
Realized gains (losses). . . . .      (67,379)         205,711        528,773
Change in unrealized appreciation
 (depreciation) during the period     128,322      (37,067,063)    (5,276,809)
                                    ---------    -------------    -----------
Net increase (decrease) in net
 assets resulting from operations   $ 290,694    $ (34,493,356)   $(2,304,901)
                                    =========    =============    ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                        SHORT-TERM  SMALL CAP    INTERNATIONAL
                                           BOND       EQUITY     OPPORTUNITIES
                                        SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
                                        ----------  ----------  ---------------
Investment income:
 Income:
  Dividends . . . . . . . . . . . . .    $27,491    $   2,669    $   104,368
                                         -------    ---------    -----------
Total investment income . . . . . . .     27,491        2,669        104,368
Expenses:
 Mortality and expense risks. . . . .      3,039       21,562         78,353
                                         -------    ---------    -----------
Net investment income (loss). . . . .     24,452      (18,893)        26,015
Realized gains (losses) on
 investments:
 Realized gain (loss) on sale of
  portfolio shares  . . . . . . . . .      8,797     (553,686)    (2,366,905)
 Realized gain distributions. . . . .         --           --             --
                                         -------    ---------    -----------
Realized gains (losses) . . . . . . .      8,797     (553,686)    (2,366,905)
Change in unrealized appreciation
 (depreciation) during the period . .     (2,372)     580,661       (510,586)
                                         -------    ---------    -----------
Net increase (decrease) in net assets
 resulting from operations. . . . . .    $30,877    $   8,082    $(2,851,476)
                                         =======    =========    ===========

                                                                     EMERGING
                                       EQUITY INDEX   GLOBAL BOND    MARKETS
                                        SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                       -------------  -----------  ------------
Investment income:
 Income:
  Dividends. . . . . . . . . . . . .   $    580,736   $  39,052     $   1,896
                                       ------------   ---------     ---------
Total investment income . . . . . . .       580,736      39,052         1,896
Expenses:
 Mortality and expense risks. . . .         288,749       6,664         4,801
                                       ------------   ---------     ---------
Net investment income (loss). . . .         291,987      32,388        (2,905)
Realized gains (losses) on
 investments:
 Realized loss on sale of portfolio
  shares. . . . . . . . . . . . . .        (350,536)     (4,928)     (512,242)
 Realized gain distributions. . . .       1,572,305          --            --
                                       ------------   ---------     ---------
Realized gains (losses). . . . . . .      1,221,769      (4,928)     (512,242)
Change in unrealized appreciation
 (depreciation) during the period. .     (8,084,684)    (45,004)      454,961
                                       ------------   ---------     ---------
Net decrease in net assets resulting
 from operations. . . . . . . . . .    $ (6,570,928)  $ (17,544)    $ (60,186)
                                       ============   =========     =========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                                    SMALL/MID CAP   HIGH YIELD
                                        BOND INDEX      CORE           BOND
                                        SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                                        ----------  -------------  ------------
Investment income:
 Income:
  Dividends . . . . . . . . . . . . .   $146,628      $ 2,616       $  62,648
                                        --------      -------       ---------
Total investment income . . . . . . .    146,628        2,616          62,648
Expenses:
 Mortality and expense risks. . . . .     14,407        3,013           4,178
                                        --------      -------       ---------
Net investment income (loss). . . . .    132,221         (397)         58,470
Realized gains (losses) on
 investments:
 Realized gain (loss) on sale of
  portfolio shares  . . . . . . . . .      9,436       (3,169)       (133,868)
 Realized gain distributions. . . . .      8,792           --              --
                                        --------      -------       ---------
Realized gains (losses) . . . . . . .     18,228       (3,169)       (133,868)
Change in unrealized appreciation
 (depreciation) during the period . .    (26,418)      25,735         132,879
                                        --------      -------       ---------
Net increase in net assets resulting
 from operations. . . . . . . . . . .   $124,031      $22,169       $  57,481
                                        ========      =======       =========

                                                     BRANDES        FRONTIER
                                     TURNER CORE  INTERNATIONAL     CAPITAL
                                       GROWTH        EQUITY       APPRECIATION
                                     SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
                                     -----------  -------------  --------------
Investment income:
 Income:
  Dividends. . . . . . . . . . . .   $     420     $   14,525      $     --
                                     ---------     ----------      --------
Total investment income . . . . . .        420         14,525            --
Expenses:
 Mortality and expense risks. . .        1,981          5,876         2,728
                                     ---------     ----------      --------
Net investment income (loss). . .       (1,561)         8,649        (2,728)
Realized gains (losses) on
 investments:
 Realized gain (loss) on sale of
  portfolio shares . . . . . . . .     (91,201)        28,195       (54,796)
 Realized gain distributions. . .           --         43,702         4,602
                                     ---------     ----------      --------
Realized gains (losses). . . . . .     (91,201)        71,897       (50,194)
Change in unrealized appreciation
 (depreciation) during the period.     (12,342)      (246,498)       52,457
                                     ---------     ----------      --------
Net decrease in net assets
 resulting from operations. . . .    $(105,104)    $ (165,952)     $   (465)
                                     =========     ==========      ========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                      FOR THE YEAR ENDED DECEMBER 31, 2001


                                           CLIFTON    LARGE CAP
                                           ENHANCED   AGGRESSIVE   FUNDAMENTAL
                                          US EQUITY     GROWTH       GROWTH
                                          SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                                          ----------  ----------  -------------
Investment income:
 Income:
  Dividends . . . . . . . . . . . . . .    $ 1,266      $  --       $    --
                                           -------      -----       -------
Total investment income . . . . . . . .      1,266         --            --
Expenses:
 Mortality and expense risks. . . . . .        149         11            62
                                           -------      -----       -------
Net investment income (loss). . . . . .      1,117        (11)          (62)
Realized gains (losses) on investments:
 Realized loss on sale of portfolio
  shares. . . . . . . . . . . . . . . .       (826)       (68)         (340)
 Realized gain distributions. . . . . .         --         --            --
                                           -------      -----       -------
Realized losses . . . . . . . . . . . .       (826)       (68)         (340)
Change in unrealized depreciation during
 the period . . . . . . . . . . . . . .     (3,148)      (216)       (3,866)
                                           -------      -----       -------
Net decrease in net assets resulting
 from operations. . . . . . . . . . . .    $(2,857)     $(295)      $(4,268)
                                           =======      =====       =======

                                     AIM V.I.   FIDELITY VIP   FIDELITY VIP II
                                      VALUE        GROWTH        CONTRAFUND
                                    SUBACCOUNT   SUBACCOUNT      SUBACCOUNT
                                    ----------  ------------  -----------------
Investment income:
 Income:
  Dividends. . . . . . . . . . .     $    17      $    --         $    41
                                     -------      -------         -------
Total investment income . . . . .         17           --              41
Expenses:
 Mortality and expense risks. . .         61           18              65
                                     -------      -------         -------
Net investment loss. . . . . . .         (44)         (18)            (24)
Realized gains (losses) on
 investments:
 Realized loss on sale of
  portfolio shares . . . . . . . .      (754)      (1,717)         (1,122)
 Realized gain distributions. . .        251          272             164
                                     -------      -------         -------
Realized losses. . . . . . . . .        (503)      (1,445)           (958)
Change in unrealized appreciation
 (depreciation) during the period     (1,395)         469            (616)
                                     -------      -------         -------
Net decrease in net assets
 resulting from operations. . . .    $(1,942)     $  (994)        $(1,598)
                                     =======      =======         =======

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                      FOR THE YEAR ENDED DECEMBER 31, 2001


                                       MFS NEW
                                      DISCOVERY   V.A. STRATEGIC     HEALTH
                                        SERIES        INCOME        SCIENCES
                                      SUBACCOUNT   SUBACCOUNT*     SUBACCOUNT*
                                      ----------  --------------  -------------
Investment income:
 Income:
  Dividends . . . . . . . . . . . .    $ 3,157          $3            $ --
                                       -------          --            ----
Total investment income . . . . . .      3,157           3              --
Expenses:
 Mortality and expense risks. . . .        422           --              3
                                       -------          --            ----
Net investment income (loss). . . .      2,735           3              (3)
Realized gains (losses) on
 investments:
 Realized gain (loss) on sale of
  portfolio shares  . . . . . . . .     (2,026)          1              (1)
 Realized gain distributions. . . .        125           --             --
                                       -------          --            ----
Realized gains (losses) . . . . . .     (1,901)          1              (1)
Change in unrealized appreciation
 (depreciation) during the period .       (743)          1             (22)
                                       -------          --            ----
Net increase (decrease) in net
 assets resulting from operations .    $    91          $5            $(26)
                                       =======          ==            ====

                                    INTERNATIONAL  LARGE/MID CAP    SMALL CAP
                                       EQUITY          VALUE          VALUE
                                     SUBACCOUNT*    SUBACCOUNT*    SUBACCOUNT*
                                    -------------  -------------  -------------
Investment income:
 Income:
  Dividends. . . . . . . . . . .        $ --         $ 3,406         $   91
                                        ---          -------         ------
Total investment income . . . . .        --            3,406             91
Expenses:
 Mortality and expense risks. . .         1            1,049             33
                                        ---          -------         ------
Net investment income (loss). . .        (1)           2,357             58
Realized gains (losses) on
 investments:
 Realized loss on sale of
  portfolio shares . . . . . . . .       --           (5,237)          (308)
 Realized gain distributions. . .        --               --            164
                                        ---          -------         ------
Realized losses. . . . . . . . .         --           (5,237)          (144)
Change in unrealized appreciation
 (depreciation) during the period         7           (4,848)         2,861
                                        ---          -------         ------
Net increase (decrease) in net
 assets resulting from operations       $ 6          $(7,728)        $2,775
                                        ===          =======         ======

---------
*From commencement of operations (refer to footnote d in notes to financial statements #6)

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                     AIM V.I.     MFS RESEARCH     TEMPLETON
                                   GROWTH SERIES     SERIES      INTERNATIONAL
                                    SUBACCOUNT*   SUBACCOUNT*     SUBACCOUNT*
                                   -------------  ------------  ---------------
Investment income:
 Income:
  Dividends. . . . . . . . . . .        $ 4          $ --            $--
                                        ---          ----            ---
Total investment income  . . . .          4            --             --
Expenses:
 Mortality and expense risks . .          2             2              3
                                        ---          ----            ---
Net investment income (loss) . .          2            (2)            (3)
Realized gains (losses) on
 investments:
 Realized gain on sale of
  portfolio shares . . . . . . .         --             1              1
                                        ---          ----            ---
 Realized gains. . . . . . . . .         --             1              1
Change in unrealized appreciation
 during the period . . . . . . .         68           114             83
                                        ---          ----            ---
Net increase in net assets
 resulting from operations . . .        $70          $113            $81
                                        ===          ====            ===

---------
*From commencement of operations (refer to footnote d in notes to financial statements #6)

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                       STATEMENTS OF CHANGES IN NET ASSETS

                        FOR THE YEARS ENDED DECEMBER 31,

                                           LARGE CAP GROWTH SUBACCOUNT
                                    ------------------------------------------
                                       2001           2000           1999
                                    ------------  -------------  --------------
Increase (decrease) in net assets
 from operations:
 Net investment income (loss) . .   $    62,067   $  6,287,826    $ 6,329,395
 Realized gains (losses)  . . . .      (303,166)     1,809,410      1,146,308
 Change in unrealized appreciation
  (depreciation) during the period   (6,989,603)   (17,039,660)       320,087
                                    -----------   ------------    -----------
Net increase (decrease) in net
 assets resulting from operations    (7,230,702)    (8,942,424)     7,795,790
Policy transactions:
 Net premiums from policyholders.    14,342,571     16,225,070     10,950,682
 Net transfers to policyholders
  for benefits and terminations .    (6,740,426)    (8,421,666)    (5,776,293)
 Net transfers between subaccounts     (239,029)            --             --
 Net change in policy loans . . .       165,268        407,961             --
                                    -----------   ------------    -----------
Net increase (decrease) in net
 assets resulting from policy
 transactions . . . . . . . . . .     7,528,384      8,211,365      5,174,389
                                    -----------   ------------    -----------
Total increase (decrease) in net
 assets . . . . . . . . . . . . .       297,682       (731,059)    12,970,179
Net assets at beginning of period    43,297,378     44,028,437     31,058,258
                                    -----------   ------------   ------------
Net assets at end of period . . .   $43,595,060   $ 43,297,378    $44,028,437
                                    ===========   ============    ===========

                                              ACTIVE BOND SUBACCOUNT
                                   --------------------------------------------
                                       2001           2000           1999
                                   -------------  -------------  --------------
Increase (decrease) in net assets
 from operations:
 Net investment income (loss). .   $  5,923,084   $  5,332,953    $ 5,481,982
 Realized gains (losses) . . . .       (578,863)    (1,058,175)      (388,883)
 Change in unrealized
  appreciation (depreciation)
  during the period. . . . . . .      1,577,966      3,862,398     (5,439,148)
                                   ------------   ------------    -----------
Net increase (decrease) in net
 assets resulting from operations     6,922,187      8,137,176       (346,049)
Policy transactions:
 Net premiums from policyholders     15,445,246     26,218,788     11,668,600
 Net transfers to policyholders
  for benefits and terminations.    (10,820,630)   (17,903,281)    (7,543,864)
 Net change in policy loans. . .       (691,455)       620,295             --
                                   ------------   ------------    -----------
Net increase in net assets
 resulting from policy
 transactions. . . . . . . . . .      3,933,161      8,935,802      4,124,736
                                   ------------   ------------    -----------
Total increase in net assets . .     10,855,348     17,072,978      3,778,687
Net assets at beginning of period    97,962,560     80,889,582     77,110,895
                                   ------------   ------------    -----------
Net assets at end of period. . .   $108,817,908   $ 97,962,560    $80,889,582
                                   ============   ============   ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                        FOR THE YEARS ENDED DECEMBER 31,

                                        INTERNATIONAL EQUITY INDEX SUBACCOUNT
                                     ------------------------------------------
                                        2001          2000           1999
                                     ------------  ------------  --------------
Increase (decrease) in net assets
 from operations:
 Net investment income . . . . . .   $    88,589   $   322,155    $   200,569
 Realized gains (losses) . . . . .      (243,391)       76,586         62,140
 Change in unrealized appreciation
  (depreciation) during the period    (1,167,176)   (1,706,468)     1,295,768
                                     -----------   -----------    -----------
Net increase (decrease) in net
 assets resulting from operations.    (1,321,978)   (1,307,727)     1,558,477
Policy transactions:
 Net premiums from policyholders .     1,612,633     2,208,528      1,634,643
 Net transfers to policyholders for
  benefits and terminations. . . .    (1,532,111)   (1,307,479)    (1,119,500)
 Net change in policy loans. . . .        10,754       110,023             --
                                     -----------   -----------    -----------
Net increase in net assets
 resulting from policy transactions       91,276     1,011,072        515,143
                                     -----------   -----------    -----------
Total increase (decrease) in net
 assets. . . . . . . . . . . . . .    (1,230,702)     (296,655)     2,073,620
Net assets at beginning of period.     6,884,339     7,180,994      5,107,374
                                     -----------   -----------   ------------
Net assets at end of period. . . .   $ 5,653,637   $ 6,884,339    $ 7,180,994
                                     ===========   ===========    ===========

                                             SMALL CAP GROWTH SUBACCOUNT
                                      -----------------------------------------
                                         2001          2000           1999
                                      ------------  ------------  -------------
Increase (decrease) in net assets
 from operations:
 Net investment income (loss) . . .   $   (27,911)  $   581,967    $  527,624
 Realized gains (losses)  . . . . .      (193,161)      159,388        48,210
 Change in unrealized appreciation
  (depreciation) during the period.      (449,625)   (2,654,137)    1,125,829
                                      -----------   -----------    ----------
Net increase (decrease) in net
 assets resulting from operations .      (670,697)   (1,912,782)    1,701,663
Policy transactions:
 Net premiums from policyholders. .     2,267,910     4,738,730     1,398,160
 Net transfers to policyholders for
  benefits and terminations . . . .    (3,102,740)     (956,063)     (390,180)
                                      -----------   -----------    ----------
Net increase (decrease) in net
 assets resulting from policy
 transactions . . . . . . . . . . .      (834,830)    3,782,667     1,007,980
                                      -----------   -----------    ----------
Total increase (decrease) in net
 assets . . . . . . . . . . . . . .    (1,505,527)    1,869,885     2,709,643
Net assets at beginning of period .     6,381,819     4,511,934     1,802,291
                                      -----------   -----------    ----------
Net assets at end of period . . . .   $ 4,876,292   $ 6,381,819    $4,511,934
                                      ===========   ===========    ==========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                        FOR THE YEARS ENDED DECEMBER 31,

                                                GLOBAL BALANCED SUBACCOUNT
                                           ------------------------------------
                                              2001        2000        1999
                                           -----------  ---------  ------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . . .   $    3,025   $  7,198    $  15,944
 Realized gains (losses) . . . . . . . .      (18,478)    (3,641)       1,061
 Change in unrealized appreciation
  (depreciation) during the period . . .       12,916    (21,945)      (8,559)
                                           ----------   --------    ---------
Net increase (decrease) in net assets
 resulting from operations . . . . . . .       (2,537)   (18,388)       8,446
Policy transactions:
 Net premiums from policyholders . . . .    3,159,097     75,380      115,573
 Net transfers to policyholders for
  benefits and terminations  . . . . . .      (82,211)   (83,639)    (133,983)
                                           ----------   --------    ---------
Net increase (decrease) in net assets
 resulting from policy transactions  . .    3,076,886     (8,259)     (18,410)
                                           ----------   --------    ---------
Total increase (decrease) in net assets     3,074,349    (26,647)      (9,964)
Net assets at beginning of period  . . .      173,721    200,368      210,332
                                           ----------   --------    ---------
Net assets at end of period  . . . . . .   $3,248,070   $173,721    $ 200,368
                                           ==========   ========    =========

                                             MID CAP GROWTH SUBACCOUNT
                                    -------------------------------------------
                                       2001           2000           1999
                                    ------------  -------------  --------------
Increase (decrease) in net assets
 from operations:
 Net investment income (loss) . .   $   (85,083)  $  2,182,817    $ 1,338,175
 Realized gains (losses)  . . . .    (2,329,455)     1,892,763        420,826
 Change in unrealized appreciation
  (depreciation) during the period   (4,249,250)   (11,690,290)     4,283,452
                                    -----------   ------------    -----------
Net increase (decrease) in net
 assets resulting from operations    (6,663,788)    (7,614,710)     6,042,453
Policy transactions:
 Net premiums from policyholders     12,612,039     13,112,643      7,041,199
 Net transfers to policyholders
  for benefits and terminations .    (3,031,534)    (4,430,561)      (947,660)
                                    -----------   ------------    -----------
Net increase in net assets
 resulting from policy
 transactions . . . . . . . . . .     9,580,505      8,682,082      6,093,539
                                    -----------   ------------    -----------
Total increase in net assets  . .     2,916,717      1,067,372     12,135,992
Net assets at beginning of period    14,676,946     13,609,574      1,473,582
                                    -----------   ------------    -----------
Net assets at end of period . . .   $17,593,633   $ 14,676,946    $13,609,574
                                    ===========   ============    ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                        FOR THE YEARS ENDED DECEMBER 31,

                                             LARGE CAP VALUE SUBACCOUNT
                                     ------------------------------------------
                                        2001          2000           1999
                                     ------------  ------------  --------------
Increase (decrease) in net assets
 from operations:
 Net investment income . . . . . .   $   170,828   $   693,327    $   474,149
 Realized gains (losses) . . . . .       344,244       (47,306)       123,242
 Change in unrealized appreciation
  (depreciation) during the period      (277,488)      854,807       (499,454)
                                     -----------   -----------    -----------
Net increase in net assets
 resulting from operations . . . .       237,584     1,500,828         97,937
Policy transactions:
 Net premiums from policyholders .    10,170,978     7,024,748      5,449,922
 Net transfers to policyholders for
  benefits and terminations  . . .    (2,001,066)   (1,798,175)    (1,059,147)
                                     -----------   -----------    -----------
Net increase in net assets
 resulting from policy transactions    8,169,912     5,226,573      4,390,775
                                     -----------   -----------    -----------
Total increase in net assets . . .     8,407,496     6,727,401      4,488,712
Net assets at beginning of period     14,990,188     8,268,787      3,774,075
                                     -----------   -----------    -----------
Net assets at end of period  . . .   $23,397,684   $14,990,188    $ 8,262,787
                                     ===========   ===========    ===========

                                             MONEY MARKET SUBACCOUNT
                                  ---------------------------------------------
                                      2001           2000            1999
                                  -------------  -------------  ---------------
Increase (decrease) in net
 assets from operations:
 Net investment income. . . . .   $    834,589   $  1,290,563    $  1,143,104
 Realized gains (losses)  . . .             --             --              --
 Change in unrealized
  appreciation (depreciation)
  during the period . . . . . .             --             --              --
                                  ------------   ------------    ------------
Net increase in net assets
 resulting from operations  . .        834,589      1,290,563       1,143,104
Policy transactions:
 Net premiums from policyholders    22,170,735     26,609,851      16,733,655
 Net transfers to policyholders
  for benefits and terminations    (26,886,651)   (22,265,301)    (46,642,184)
 Net change in policy loans . .         (5,337)        77,509              --
                                  ------------   ------------    ------------
Net increase (decrease) in net
 assets resulting from policy
 transactions . . . . . . . . .     (4,721,253)     4,422,059     (29,908,529)
                                  ------------   ------------    ------------
Total increase (decrease) in net
 assets . . . . . . . . . . . .     (3,886,664)     5,712,622     (28,765,425)
Net assets at beginning of
 period . . . . . . . . . . . .     26,215,728     20,503,106      49,268,531
                                  ------------   ------------    ------------
Net assets at end of period . .   $ 22,329,064   $ 26,215,728    $ 20,503,106
                                  ============   ============    ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                        FOR THE YEARS ENDED DECEMBER 31,

                                           SMALL/MID CAP GROWTH SUBACCOUNT
                                     ------------------------------------------
                                        2001          2000           1999
                                     ------------  ------------  --------------
Increase (decrease) in net assets
 from operations:
 Net investment income (loss)  . .   $   (34,942)  $   570,559    $   810,295
 Realized gains (losses) . . . . .      (212,465)     (136,669)        16,952
 Change in unrealized appreciation
  (depreciation) during the period       391,420        (2,663)      (590,295)
                                     -----------   -----------    -----------
Net increase in net assets
 resulting from operations . . . .       144,013       431,227        236,952
Policy transactions:
 Net premiums from policyholders .     3,794,737     1,474,342      1,533,102
 Net transfers to policyholders for
  benefits and terminations  . . .    (1,326,766)   (1,536,191)    (1,200,248)
                                     -----------   -----------    -----------
Net increase (decrease) in net
 assets resulting from policy
 transactions. . . . . . . . . . .     2,467,971       (61,849)       332,854
                                     -----------   -----------    -----------
Total increase in net assets . . .     2,611,984       369,378        569,806
Net assets at beginning of period      5,855,422     5,486,044      4,916,238
                                     -----------   -----------    -----------
Net assets at end of period  . . .   $ 8,467,406   $ 5,855,422    $ 5,486,044
                                     ===========   ===========    ===========

                                            REAL ESTATE EQUITY SUBACCOUNT
                                     ------------------------------------------
                                        2001          2000           1999
                                     ------------  ------------  --------------
Increase (decrease) in net assets
 from operations:
 Net investment income . . . . . .   $   229,751   $   465,264    $   255,391
 Realized losses . . . . . . . . .       (67,379)     (159,205)      (168,994)
 Change in unrealized appreciation
  (depreciation) during the period       128,322       919,904       (220,380)
                                     -----------   -----------    -----------
Net increase (decrease) in net
 assets resulting from operations        290,694     1,225,963       (133,983)
Policy transactions:
 Net premiums from policyholders .     1,712,308     1,762,038        968,627
 Net transfers to policyholders for
  benefits and terminations  . . .    (2,078,180)   (1,130,179)    (2,335,552)
 Net change in policy loans  . . .       (26,470)      114,851             --
                                     -----------   -----------    -----------
Net increase (decrease) in net
 assets resulting from policy
 transactions. . . . . . . . . . .      (392,342)      746,710     (1,366,925)
                                     -----------   -----------    -----------
Total increase (decrease) in net
 assets. . . . . . . . . . . . . .      (101,648)    1,972,673     (1,500,908)
Net assets at beginning of period      6,002,773     4,030,100      5,531,008
                                     -----------   -----------    -----------
Net assets at end of period  . . .   $ 5,901,125   $ 6,002,773    $ 4,030,100
                                     ===========   ===========    ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                        FOR THE YEARS ENDED DECEMBER 31,

                                            GROWTH & INCOME SUBACCOUNT
                                  ---------------------------------------------
                                      2001           2000            1999
                                  -------------  -------------  ---------------
Increase (decrease) in net
 assets from operations:
 Net investment income. . . . .   $  2,367,996   $ 44,427,885    $ 35,556,691
 Realized gains . . . . . . . .        205,711     18,300,286       5,502,422
 Change in unrealized
  appreciation (depreciation)
  during the period . . . . . .    (37,067,063)   (96,829,044)      2,405,417
                                  ------------   ------------    ------------
Net increase (decrease) in net
 assets resulting from
 operations . . . . . . . . . .    (34,493,356)   (34,100,873)     43,464,530
Policy transactions:
 Net premiums from policyholders    25,738,713     31,462,247      34,593,082
 Net transfers to policyholders
  for benefits and terminations    (29,810,655)   (71,685,409)    (34,650,911)
 Net change in policy loans . .      1,375,781      1,310,472              --
                                  ------------   ------------    ------------
Net decrease in net assets
 resulting from policy
 transactions . . . . . . . . .     (2,696,161)   (38,912,690)        (57,829)
                                  ------------   ------------    ------------
Total increase (decrease) in net
 assets . . . . . . . . . . . .    (37,189,517)   (73,013,563)     43,406,701
Net assets at beginning of
 period . . . . . . . . . . . .    267,486,534    340,500,097     297,093,396
                                  ------------   ------------    ------------
Net assets at end of period . .   $230,297,017   $267,486,534    $340,500,097
                                  ============   ============    ============

                                               MANAGED SUBACCOUNT
                                  ---------------------------------------------
                                      2001           2000            1999
                                  -------------  -------------  ---------------
Increase (decrease) in net
 assets from operations:
 Net investment income. . . . .   $  2,443,135   $ 11,092,640    $ 10,302,317
 Realized gains . . . . . . . .        528,773      1,551,519         996,546
 Change in unrealized
  depreciation during the period    (5,276,809)   (12,278,637)     (2,108,530)
                                  ------------   ------------    ------------
Net increase (decrease) in net
 assets resulting from
 operations . . . . . . . . . .     (2,304,901)       365,522       9,190,333
Policy transactions:
 Net premiums from policyholders    12,491,524     12,192,565      13,430,282
 Net transfers to policyholders
  for benefits and terminations    (13,566,962)   (19,842,234)    (14,305,859)
 Net change in policy loans . .       (334,235)       630,955              --
                                  ------------   ------------    ------------
Net decrease in net assets
 resulting from policy
 transactions . . . . . . . . .     (1,409,673)    (7,018,714)       (875,577)
                                  ------------   ------------    ------------
Total increase (decrease) in net
 assets . . . . . . . . . . . .     (3,714,574)    (6,653,192)      8,314,756
Net assets at beginning of
 period . . . . . . . . . . . .    112,476,227    119,129,419     110,814,663
                                  ------------   ------------    ------------
Net assets at end of period . .   $108,761,653   $112,476,227    $119,129,419
                                  ============   ============    ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                        FOR THE YEARS ENDED DECEMBER 31,

                                                SHORT-TERM BOND SUBACCOUNT
                                           ------------------------------------
                                              2001        2000        1999
                                           -----------  ---------  ------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . . .   $   24,452   $ 15,494    $  14,042
 Realized gains (losses) . . . . . . . .        8,797     (2,287)      (8,638)
 Change in unrealized appreciation
  (depreciation) during the period . . .       (2,372)     6,756       (2,442)
                                           ----------   --------    ---------
Net increase in net assets resulting from
 operations. . . . . . . . . . . . . . .       30,877     19,963        2,962
Policy transactions:
 Net premiums from policyholders . . . .      814,841    167,135      109,732
 Net transfers to policyholders for
  benefits and terminations  . . . . . .     (148,073)   (69,043)    (370,270)
                                           ----------   --------    ---------
Net increase (decrease) in net assets
 resulting from policy transactions  . .      666,768     98,092     (260,538)
                                           ----------   --------    ---------
Total increase (decrease) in net assets       697,645    118,055     (257,576)
Net assets at beginning of period  . . .      356,968    238,913      496,489
                                           ----------   --------   ----------
Net assets at end of period  . . . . . .   $1,054,613   $356,968    $ 238,913
                                           ==========   ========    =========

                                             SMALL CAP EQUITY SUBACCOUNT
                                      -----------------------------------------
                                         2001          2000          1999
                                      ------------  -----------  --------------
Increase (decrease) in net assets
 from operations:
 Net investment income (loss) . . .   $   (18,893)  $  297,508    $    61,905
 Realized losses. . . . . . . . . .      (553,686)    (110,857)       (33,134)
 Change in unrealized appreciation
  (depreciation) during the period        580,661     (668,463)      (148,401)
                                      -----------   ----------    -----------
Net increase (decrease) in net
 assets resulting from operations .         8,082     (481,812)      (119,630)
Policy transactions:
 Net premiums from policyholders  .     2,680,094    1,608,648      1,483,922
 Net transfers to policyholders for
  benefits and terminations . . . .    (2,188,533)    (452,406)      (447,402)
                                      -----------   ----------    -----------
Net increase (decrease) in net
 assets resulting from policy
 transactions . . . . . . . . . . .      (491,561)   1,156,242      1,036,520
                                      -----------   ----------    -----------
Total increase in net assets  . . .       499,643      674,430        916,890
Net assets at beginning of period .     4,141,822    3,467,392      2,550,502
                                      -----------   ----------   ------------
Net assets at end of period . . . .   $ 4,641,465   $4,141,822    $ 3,467,392
                                      ===========   ==========    ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                        FOR THE YEARS ENDED DECEMBER 31,

                                       INTERNATIONAL OPPORTUNITIES SUBACCOUNT
                                     ------------------------------------------
                                        2001          2000           1999
                                     ------------  ------------  --------------
Increase (decrease) in net assets
 from operations:
 Net investment income . . . . . .   $    26,015   $   564,716    $   223,214
 Realized gains (losses) . . . . .    (2,366,905)      348,813        155,412
 Change in unrealized appreciation
  (depreciation) during the period      (510,586)   (2,497,504)       387,412
                                     -----------   -----------    -----------
Net increase (decrease) in net
 assets resulting from operations     (2,851,476)   (1,583,975)       766,038
Policy transactions:
 Net premiums from policyholders .     9,239,568     9,284,275      2,354,681
 Net transfers to policyholders for
  benefits and terminations  . . .    (5,328,329)     (469,272)    (3,673,500)
                                     -----------   -----------    -----------
Net increase (decrease) in net
 assets resulting from policy
 transactions. . . . . . . . . . .     3,911,239     8,815,003     (1,318,819)
                                     -----------   -----------    -----------
Total increase (decrease) in net
 assets. . . . . . . . . . . . . .     1,059,763     7,231,028       (552,781)
Net assets at beginning of period     10,859,971     3,628,943      4,181,724
                                     -----------   -----------    -----------
Net assets at end of period  . . .   $11,919,734   $10,859,971    $ 3,628,943
                                     ===========   ===========    ===========

                                               EQUITY INDEX SUBACCOUNT
                                     ------------------------------------------
                                        2001          2000           1999
                                     ------------  ------------  --------------
Increase (decrease) in net assets
 from operations:
 Net investment income . . . . . .   $   291,987   $ 2,141,880    $   529,375
 Realized gains. . . . . . . . . .     1,221,769       485,643        271,978
 Change in unrealized appreciation
  (depreciation) during the period    (8,084,684)   (8,035,375)     1,282,937
                                     -----------   -----------    -----------
Net increase (decrease) in net
 assets resulting from operations     (6,570,928)   (5,407,852)     2,084,290
Policy transactions:
 Net premiums from policyholders .    13,985,392    43,728,519      6,697,385
 Net transfers to policyholders for
  benefits and terminations  . . .    (5,816,358)   (2,630,030)    (1,623,429)
                                     -----------   -----------    -----------
Net increase in net assets
 resulting from policy transactions    8,169,034    41,098,489      5,073,956
                                     -----------   -----------    -----------
Total increase in net assets . . .     1,598,106    35,690,637      7,158,246
Net assets at beginning of period     50,096,716    14,406,079      7,247,833
                                     -----------   -----------    -----------
Net assets at end of period  . . .   $51,694,822   $50,096,716    $14,406,079
                                     ===========   ===========    ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                        FOR THE YEARS ENDED DECEMBER 31,

                                                 GLOBAL BOND SUBACCOUNT
                                         --------------------------------------
                                            2001         2000         1999
                                         -----------  -----------  ------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . .   $   32,388   $   57,408    $  33,778
 Realized losses . . . . . . . . . . .       (4,928)     (14,302)        (151)
 Change in unrealized appreciation
  (depreciation) during the period . .      (45,004)      63,359      (52,953)
                                         ----------   ----------    ---------
Net increase (decrease) in net assets
 resulting from operations . . . . . .      (17,544)     106,465      (19,326)
Policy transactions:
 Net premiums from policyholders . . .      352,334      396,099      696,619
 Net transfers to policyholders for
  benefits and terminations  . . . . .     (677,332)    (192,421)    (317,999)
                                         ----------   ----------    ---------
Net increase (decrease) in net assets
 resulting from policy transactions  .     (324,998)     203,678      378,620
                                         ----------   ----------    ---------
Total increase (decrease) in net assets    (342,542)     310,143      359,294
Net assets at beginning of period  . .    1,139,861      829,718      470,424
                                         ----------   ----------    ---------
Net assets at end of period  . . . . .   $  797,319   $1,139,861    $ 829,718
                                         ==========   ==========    =========

                                                EMERGING MARKETS SUBACCOUNT
                                           ------------------------------------
                                             2001         2000         1999
                                           ----------  -----------  -----------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)  . . . . .   $  (2,905)  $   58,591    $ 15,170
 Realized gains (losses) . . . . . . . .    (512,242)      19,902       1,838
 Change in unrealized appreciation
  (depreciation) during the period . . .     454,961     (571,486)     92,713
                                           ---------   ----------    --------
Net increase (decrease) in net assets
 resulting from operations . . . . . . .     (60,186)    (492,993)    109,721
Policy transactions:
 Net premiums from policyholders . . . .     801,949    1,133,676     336,277
 Net transfers to policyholders for
  benefits and terminations  . . . . . .    (590,080)    (337,143)     (8,915)
                                           ---------   ----------    --------
Net increase in net assets resulting from
 policy transactions . . . . . . . . . .     211,869      796,533     327,362
                                           ---------   ----------    --------
Total increase in net assets . . . . . .     151,683      303,540     437,083
Net assets at beginning of period  . . .     741,352      437,812         729
                                           ---------   ----------    --------
Net assets at end of period  . . . . . .   $ 893,035   $  741,352    $437,812
                                           =========   ==========    ========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                        FOR THE YEARS ENDED DECEMBER 31,

                                                   BOND INDEX SUBACCOUNT
                                            -----------------------------------
                                               2001        2000        1999
                                            -----------  ---------  -----------
Increase (decrease) in net assets from
 operations:
 Net investment income. . . . . . . . . .   $  132,221   $  6,712    $  2,701
 Realized gains (losses)  . . . . . . . .       18,228       (607)     (1,613)
 Change in unrealized appreciation
  (depreciation) during the period  . . .      (26,418)     6,100      (1,753)
                                            ----------   --------    --------
Net increase (decrease) in net assets
 resulting from operations  . . . . . . .      124,031     12,205        (665)
Policy transactions:
 Net premiums from policyholders  . . . .    5,105,113    196,240      80,921
 Net transfers to policyholders for
  benefits and terminations . . . . . . .     (129,767)   (16,742)    (20,596)
                                            ----------   --------    --------
Net increase in net assets resulting from
 policy transactions  . . . . . . . . . .    4,975,346    179,498      60,325
                                            ----------   --------    --------
Total increase (decrease) in net assets .    5,099,377    191,703      59,660
Net assets at beginning of period . . . .      265,912     74,209      14,549
                                            ----------   --------    --------
Net assets at end of period . . . . . . .   $5,365,289   $265,912    $ 74,209
                                            ==========   ========    ========

                                                SMALL/MID CAP CORE SUBACCOUNT
                                             ----------------------------------
                                               2001        2000        1999
                                             ----------  ---------  -----------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)  . . . . . .   $    (397)  $ 21,792    $  6,364
 Realized gains (losses) . . . . . . . . .      (3,169)     1,505       1,093
 Change in unrealized appreciation
  (depreciation) during the period . . . .      25,735    (13,928)      4,719
                                             ---------   --------   ---------
Net increase in net assets resulting from
 operations. . . . . . . . . . . . . . . .      22,169      9,369      12,176
Policy transactions:
 Net premiums from policyholders . . . . .     288,067    479,768      44,493
 Net transfers to policyholders for
  benefits and terminations  . . . . . . .    (364,419)    (6,951)    (12,003)
                                             ---------   --------    --------
Net increase (decrease) in net assets
 resulting from policy transactions  . . .     (76,352)   472,817      32,490
                                             ---------   --------    --------
Total increase (decrease) in net assets  .     (54,183)   482,186      44,666
Net assets at beginning of period  . . . .     559,551     77,365      32,699
                                             ---------   --------   ---------
Net assets at end of period  . . . . . . .   $ 505,368   $559,551    $ 77,365
                                             =========   ========   =========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                        FOR THE YEARS ENDED DECEMBER 31,

                                                HIGH YIELD BOND SUBACCOUNT
                                          -------------------------------------
                                             2001          2000        1999
                                          ------------  -----------  ----------
Increase (decrease) in net assets from
 operations:
 Net investment income. . . . . . . . .   $    58,470   $   78,692    $ 2,791
 Realized losses. . . . . . . . . . . .      (133,868)     (12,114)      (396)
 Change in unrealized appreciation
  (depreciation) during the period  . .       132,879     (188,735)    (1,172)
                                          -----------   ----------    -------
Net increase (decrease) in net assets
 resulting from operations  . . . . . .        57,481     (122,157)     1,223
Policy transactions:
 Net premiums from policyholders  . . .       906,532    1,514,684     69,375
 Net transfers to policyholders for
  benefits and terminations . . . . . .    (1,363,474)     (88,711)        --
                                          -----------   ----------    -------
Net increase (decrease) in net assets
 resulting from policy transactions . .      (456,942)   1,425,973     69,375
                                          -----------   ----------    -------
Total increase (decrease) in net assets      (399,461)   1,303,816     70,598
Net assets at beginning of period . . .     1,379,867       76,051      5,453
                                          -----------   ----------    -------
Net assets at end of period . . . . . .   $   980,406   $1,379,867    $76,051
                                          ===========   ==========    =======

                                                TUNER CORE GROWTH SUBACCOUNT
                                            -----------------------------------
                                              2001        2000         1999
                                            ----------  ----------  -----------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . . . .   $  (1,561)  $  50,617    $ 18,189
 Realized gains (losses)  . . . . . . . .     (91,201)     20,969      26,736
 Change in unrealized appreciation
  (depreciation) during the period  . . .     (12,342)   (120,040)     23,628
                                            ---------   ---------    --------
Net increase (decrease) in net assets
 resulting from operations  . . . . . . .    (105,104)    (48,454)     68,553
Policy transactions:
 Net premiums from policyholders  . . . .     316,791     192,556     109,802
 Net transfers to policyholders for
  benefits and terminations . . . . . . .    (219,789)    (31,415)    (45,555)
                                            ---------   ---------    --------
Net increase in net assets resulting from
 policy transactions  . . . . . . . . . .      97,002     161,141      64,247
                                            ---------   ---------    --------
Total increase (decrease) in net assets .      (8,102)    112,687     132,800
Net assets at beginning of period . . . .     370,494     257,807     125,007
                                            ---------   ---------    --------
Net assets at end of period . . . . . . .   $ 362,392   $ 370,494    $257,807
                                            =========   =========    ========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                        FOR THE YEARS ENDED DECEMBER 31,

                                      BRANDES INTERNATIONAL EQUITY SUBACCOUNT
                                    -------------------------------------------
                                        2001           2000           1999
                                    -------------  -------------  -------------
Increase (decrease) in net assets
 from operations:
 Net investment income. . . . . .    $    8,649     $   87,962      $ 14,188
 Realized gains . . . . . . . . .        71,897         13,902        11,526
 Change in unrealized appreciation
  (depreciation) during the period     (246,498)       (35,201)      122,734
                                     ----------     ----------      --------
Net increase (decrease) in net
 assets resulting from operations      (165,952)        66,663       148,448
Policy transactions:
 Net premiums from policyholders      1,103,449        616,308       152,629
 Net transfers to policyholders
  for benefits and terminations .      (979,043)       (39,267)      (31,332)
                                     ----------     ----------      --------
Net increase in net assets
 resulting from policy
 transactions . . . . . . . . . .       124,406        577,041       121,297
                                     ----------     ----------      --------
Total increase (decrease) in net
 assets . . . . . . . . . . . . .       (41,546)       643,704       269,745
Net assets at beginning of period     1,169,206        525,502       255,757
                                     ----------     ----------      --------
Net assets at end of period . . .    $1,127,660     $1,169,206      $525,502
                                    ===========    ===========    ==========

                                     FRONTIER CAPITAL APPRECIATION SUBACCOUNT
                                   --------------------------------------------
                                      2001          2000            1999
                                   ------------  ------------  ----------------
Increase (decrease) in net assets
 from operations:
 Net investment income (loss)  .    $  (2,728)    $ 130,136      $     8,771
 Realized gains (losses) . . . .      (50,194)       68,311          (59,550)
 Change in unrealized
  appreciation (depreciation)
  during the period  . . . . . .       52,457      (175,994)          89,369
                                    ---------     ---------      -----------
Net increase (decrease) in net
 assets resulting from operations        (465)       22,453           38,590
Policy transactions:
 Net premiums from policyholders      445,490       219,803          103,675
 Net transfers to policyholders
  for benefits and terminations      (501,765)     (179,523)      (2,221,410)
                                    ---------     ---------      -----------
Net increase (decrease) in net
 assets resulting from policy
 transactions. . . . . . . . . .      (56,275)       40,280       (2,117,735)
                                    ---------     ---------      -----------
Total increase (decrease) in net
 assets. . . . . . . . . . . . .      (56,740)       62,733       (2,079,145)
Net assets at beginning of period     516,716       453,983        2,533,128
                                    ---------     ---------      -----------
Net assets at end of period  . .    $ 459,976     $ 516,716      $   453,983
                                   ==========    ==========    =============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,

                                        CLIFTON ENHANCED US EQUITY SUBACCOUNT
                                      -----------------------------------------
                                         2001          2000           1999*
                                      ------------  ------------  -------------
Increase (decrease) in net assets
 from operations:
 Net investment income. . . . . . .     $ 1,117       $ 3,190        $ 1,374
 Realized gains (losses)  . . . . .        (826)          302             11
 Change in unrealized appreciation
  (depreciation) during the period       (3,148)       (5,562)         1,285
                                        -------       -------        -------
Net increase (decrease) in net
 assets resulting from operations .      (2,857)       (2,070)         2,670
Policy transactions:
 Net premiums from policyholders  .      10,070        16,541         15,505
 Net transfers to policyholders for
  benefits and terminations . . . .      (2,449)       (9,351)            --
                                        -------       -------        -------
Net increase in net assets resulting
 from policy transactions . . . . .       7,621         7,190         15,505
                                        -------       -------        -------
Total increase in net assets  . . .       4,764         5,120         18,175
Net assets at beginning of period .      23,295        18,175             --
                                        -------       -------        -------
Net assets at end of period . . . .     $28,059       $23,295        $18,175
                                        =======       =======        =======

                                 LARGE CAP                  FUNDAMENTAL
                        AGGRESSIVE GROWTH SUBACCOUNT     GROWTH SUBACCOUNT
                            2001           2000**        2001        2000**
                        -------------  --------------  --------  --------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . .      $  (11)        $   30       $   (62)   $     1,351
 Realized losses. . .         (68)            (8)         (340)           (10)
 Change in unrealized
  depreciation during
  the period  . . . .        (216)          (616)       (3,866)        (1,226)
                           ------         ------       -------    -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .        (295)          (594)       (4,268)           115
Policy transactions:
 Net premiums from
  policyholders . . .           5          2,528         9,554      9,264,914
 Net transfers to
  policyholders for
  benefits and
  terminations. . . .        (120)            --        (7,743)    (9,251,776)
                           ------         ------       -------    -----------
Net increase
 (decrease) in net
 assets resulting from
 policy transactions         (115)         2,528         1,811         13,138
                           ------         ------       -------    -----------
Total increase
 (decrease) in net
 assets . . . . . . .        (410)         1,934        (2,457)        13,253
Net assets at
 beginning of period        1,934             --        13,253             --
                           ------         ------       -------    -----------
Net assets at end of
 period . . . . . . .      $1,524         $1,934       $10,796    $    13,253
                           ======         ======       =======    ===========

---------
*From May 1, 1999 (commencement of operations). ** From April 24, 2000
 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                     AIM V.I. VALUE     FIDELITY VIP GROWTH
                                       SUBACCOUNT            SUBACCOUNT
                                     2001      2000*      2001        2000*
                                    --------  --------  ----------  -----------
Increase (decrease) in net assets
 from operations:
 Net investment income (loss) . .   $   (44)  $   230    $   (18)     $   (6)
 Realized losses. . . . . . . . .      (503)      (11)    (1,445)         (7)
 Change in unrealized appreciation
  (depreciation) during the period   (1,395)   (1,068)       469        (525)
                                    -------   -------    -------      ------
Net decrease in net assets
 resulting from operations  . . .    (1,942)     (849)      (994)       (538)
Policy transactions:
 Net premiums from policyholders     12,072    12,213      1,474       5,160
 Net transfers to policyholders
  for benefits and terminations .    (3,006)   (6,072)    (4,037)       (394)
                                    -------   -------    -------      ------
Net increase (decrease) in net
 assets resulting from policy
 transactions . . . . . . . . . .     9,066     6,141     (2,563)      4,766
                                    -------   -------    -------      ------
Total increase (decrease) in net
 assets . . . . . . . . . . . . .     7,124     5,292     (3,557)      4,228
Net assets at beginning of period     5,292        --      4,228          --
                                    -------   -------    -------      ------
Net assets at end of period . . .   $12,416   $ 5,292    $   671      $4,228
                                    =======   =======    =======      ======

                                                 FIDELITY VIP II CONTRAFUND
                                                         SUBACCOUNT
                                                     2001           2000*
                                                 -------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment loss . . . . . . . . . . . . .     $   (24)        $   (12)
 Realized losses . . . . . . . . . . . . . . .        (958)             (4)
 Change in unrealized depreciation during the
  period . . . . . . . . . . . . . . . . . . .        (616)           (366)
                                                   -------         -------
Net decrease in net assets resulting from
 operations. . . . . . . . . . . . . . . . . .      (1,598)           (382)
Policy transactions:
 Net premiums from policyholders . . . . . . .      10,866          13,880
 Net transfers to policyholders for benefits
  and terminations . . . . . . . . . . . . . .      (3,652)         (6,991)
                                                   -------         -------
Net increase in net assets resulting from
 policy transactions . . . . . . . . . . . . .       7,214           6,889
                                                   -------         -------
Total increase in net assets . . . . . . . . .       5,616           6,507
Net assets at beginning of period  . . . . . .       6,507              --
                                                   -------         -------
Net assets at end of period  . . . . . . . . .     $12,123         $ 6,507
                                                   =======         =======

---------
*From April 24, 2000 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,

                                               MFS NEW          V.A. STRATEGIC
                                          DISCOVERY SERIES          INCOME
                                             SUBACCOUNT           SUBACCOUNT
                                         --------------------  ----------------
                                           2001       2000*         2001**
                                         ---------  ---------  ----------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)  . . . .   $  2,735   $    (19)      $     3
 Realized gains (losses) . . . . . . .     (1,901)        (7)            1
 Change in unrealized appreciation
  (depreciation) during the period . .       (743)       197             1
                                         --------   --------       -------
Net increase in net assets resulting
 from operations . . . . . . . . . . .         91        171             5
Policy transactions:
 Net premiums from policyholders . . .    102,334     37,394         2,513
 Net transfers to policyholders for
  benefits and terminations  . . . . .    (14,675)   (18,758)       (2,374)
                                         --------   --------       -------
Net increase in net assets resulting
 from policy transactions  . . . . . .     87,659     18,636           139
                                         --------   --------       -------
Total increase in net assets . . . . .     87,750     18,807           144
Net assets at beginning of period  . .     18,807         --            --
                                         --------   --------       -------
Net assets at end of period  . . . . .   $106,557   $ 18,807       $   144
                                         ========   ========       =======

                                        HEALTH    INTERNATIONAL   LARGE/MIDCAP
                                       SCIENCES      EQUITY          VALUE
                                      SUBACCOUNT   SUBACCOUNT      SUBACCOUNT
                                      ----------  -------------  --------------
                                        2001**       2001**          2001**
                                      ----------  -------------  --------------
Increase (decrease) in net assets
 from operations:
 Net investment income (loss) . . .    $   (3)       $   (1)      $    2,357
 Realized losses. . . . . . . . . .        (1)           --           (5,237)
 Change in unrealized appreciation
  (depreciation) during the period        (22)            7           (4,848)
                                       ------        ------       ----------
Net increase (decrease) in net
 assets resulting from operations .       (26)            6           (7,728)
Policy transactions:
 Net premiums from policyholders  .     3,403         1,026        4,400,939
 Net transfers to policyholders for
  benefits and terminations . . . .       (29)           --               --
                                       ------        ------       ----------
Net increase in net assets resulting
 from policy transactions . . . . .     3,374         1,026        4,400,939
                                       ------        ------       ----------
Total increase in net assets  . . .     3,348         1,032        4,393,211
Net assets at beginning of period .        --            --               --
                                       ------        ------       ----------
Net assets at end of period . . . .    $3,348        $1,032       $4,393,211
                                       ======        ======       ==========

---------
 *From April 24, 2000 (commencement of operations).

**From commencement of operations (refer to footnote d in notes to financial statements #6)

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,

                         SMALL CAP     AIM V.I.        MFS         TEMPLETON
                           VALUE     GROWTH SERIES   RESEARCH    INTERNATIONAL
                         SUBACCOUNT   SUBACCOUNT      SERIES      SUBACCOUNT
                         ----------  -------------  ----------  ---------------
                           2001*         2001*        2001*          2001*
                         ----------  -------------  ----------  ---------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss) . . . . . . .    $    58       $    2       $   (2)        $   (3)
 Realized gains
  (losses) . . . . . .       (144)          --            1              1
 Change in unrealized
  appreciation during
  the period . . . . .      2,861           68          114             83
                          -------       ------       ------         ------
Net increase in net
 assets resulting from
 operations. . . . . .      2,775           70          113             81
Policy transactions:
 Net premiums from
  policyholders. . . .     34,295        1,655        1,655          2,069
 Net transfers to
  policyholders for
  benefits and
  terminations . . . .     (5,922)         (13)         (14)           (17)
                          -------       ------       ------         ------
Net increase in net
 assets resulting from
 policy transactions .     28,373        1,642        1,641          2,052
                          -------       ------       ------         ------
Total increase in net
 assets. . . . . . . .     31,148        1,712        1,754          2,133
Net assets at beginning
 of period . . . . . .         --           --           --             --
                          -------       ------       ------         ------
Net assets at end of
 period. . . . . . . .    $31,148       $1,712       $1,754         $2,133
                          =======       ======       ======         ======

---------
*From commencement of operations (refer to footnote d in notes to financial statements #6)

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 2001

1. ORGANIZATION

  John Hancock Variable Life Account UV (the Account) is a separate investment account of John Hancock Insurance Company (JHLICO), a wholly-owned subsidiary of John Hancock Insurance Company (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHLICO. Currently, the Account funds the UV VLI Class #1, UV VLI Class #2, UV MVL Class #3, UV Flex Class #4, UV Flex II Class #5, UV VEP Class #7, UV VEP Class #8, UV VEP Class #9, NY MEVL3 Class #13, NY MVUL98 Class #14, NY VCOLI1 Class #15, NY VCOLI2 Class #16, and NY VCOLI3 Class #17 Policies. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of thirty-nine subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Trust), John Hancock Declaration Trust (Declaration Trust) or of other Outside Investment Trusts (Outside Trust). New subaccounts may be added as new Portfolios are added to the Trust, Declaration Trust, or to the Outside Trust, or as other investment options are developed and made available to policyholders. The thirty-nine Portfolios of the Trust, Declaration Trust, and the Outside Trust which are currently available are the Large Cap Growth, Active Bond, International Equity Index, Small Cap Growth, Global Balanced, Mid Cap Growth, Large Cap Value, Money Market, Small/Mid Cap Growth, Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Equity, International Opportunities, Equity Index, Global Bond, Emerging Markets (formerly Emerging Markets Equity), Bond Index, Small/Mid Cap CORE, High Yield Bond, Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Clifton Enhanced US Equity, Large Cap Aggressive Growth, Fundamental Growth, AIM V.I. Value, Fidelity VIP Growth, Fidelity VIP Contrafund, MFS New Discovery Series, V.A. Strategic Income, Health Sciences, International Equity, Large/ Mid Cap Value, Small Cap Value (formerly Small/Mid Cap Value), AIM V.I. Growth Series, MFS Research Series, and Templeton International II Portfolios. Each portfolio has a different investment objective.

  The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

  The assets of the Account are the property of JHLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHLICO may conduct.

2. SIGNIFICANT ACCOUNTING POLICIES

ESTIMATES

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

VALUATION OF INVESTMENTS

  Investment in shares of the Trust, Declaration Trust and of the Outside Trust are valued at the reported net asset values of the respective Funds. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of respective Fund shares are determined on the basis of identified cost.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                          NOTES TO FINANCIAL STATEMENTS

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FEDERAL INCOME TAXES

  The operations of the Account are included in the federal income tax return of JHLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the Contracts funded in the Account. Currently, JHLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

EXPENSES

  JHLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from .50% to .625%, depending on the type of policy, of net assets (excluding policy loans) of the Account. Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

  JHLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

AMOUNTS RECEIVABLE/PAYABLE

  Receivables/Payables to/from portfolios/JHLICO are due to unsettled policy transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios' shares. The amounts are due to/ from either the respective portfolio and/or John Hancock Life Insurance Company for the benefit of policyholders.

3. TRANSACTION WITH AFFILIATES

  John Hancock acts as the distributor, principal underwriter and investment advisor for the Trust. Certain officers of the Account are officers and directors of JHLICO or the Trust.

4. NEW AUDIT GUIDE

  Effective January 1, 2001, the Account adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the Guide), as revised, effective for fiscal years beginning after December 15, 2001. The adoption of the Guide did not impact the total net assets of the subaccounts for fiscal year 2001. Certain disclosures in the financial statements of the Account have changed as a result of the adoption of the Guide. The financial statement presentation of the account for the years prior to 2001 have not been restated.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

5. DETAILS OF INVESTMENTS

  The details of the shares owned, cost and value of investments in the Subaccounts of the Trust, Declaration Trust and of the Outside Trust at December 31, 2001 were as follows:

                                         SHARES
             SUBACCOUNT                  OWNED         COST          VALUE
-------------------------------------  ----------  ------------  --------------
Large Cap Growth . . . . . . . . . .    2,623,627  $ 57,185,452   $ 40,778,508
Active Bond  . . . . . . . . . . . .   10,175,029    97,694,098     97,207,604
International Equity Index . . . . .      432,725     6,967,156      5,224,610
Small Cap Growth . . . . . . . . . .      414,200     6,562,618      4,876,292
Global Balanced  . . . . . . . . . .      379,126     3,256,776      3,248,070
Mid Cap Growth . . . . . . . . . . .    1,788,114    28,987,247     17,593,663
Large Cap Value  . . . . . . . . . .    1,653,036    23,170,864     23,397,684
Money Market . . . . . . . . . . . .   20,091,408    20,091,408     20,091,408
Small/Mid Cap Growth . . . . . . . .      600,897     8,631,789      8,467,406
Real Estate Equity . . . . . . . . .      407,874     5,396,915      5,525,379
Growth & Income  . . . . . . . . . .   16,569,601   265,476,417    197,711,222
Managed  . . . . . . . . . . . . . .    7,248,546   102,582,559     94,814,008
Short Term Bond  . . . . . . . . . .      104,302     1,057,065      1,054,613
Small Cap Equity Portfolio . . . . .      527,967     4,993,102      4,641,466
International Opportunities  . . . .    1,281,466    14,273,081     11,919,734
Equity Index . . . . . . . . . . . .    3,480,909    65,793,278     51,694,821
Global Bond  . . . . . . . . . . . .       81,878       826,341        797,319
Emerging Markets . . . . . . . . . .      138,705       916,897        893,036
Bond Index . . . . . . . . . . . . .      542,637     5,387,511      5,365,289
Small/Mid Cap CORE . . . . . . . . .       51,482       486,954        505,368
High Yield Bond  . . . . . . . . . .      143,544     1,037,452        980,405
Turner Core Growth . . . . . . . . .       27,044       441,220        362,393
Brandes International Equity . . . .       91,161     1,280,573      1,127,660
Frontier Capital Appreciation  . . .       27,169       461,198        459,976
Clifton Enhanced US Equity . . . . .        2,069        35,484         28,059
Large Cap Aggressive Growth  . . . .          188         2,356          1,524
Fundamental Growth . . . . . . . . .        1,273        15,888         10,796
AIM V.I. Value . . . . . . . . . . .        5,532        14,880         12,416
Fidelity VIP Growth  . . . . . . . .           20           727            671
Fidelity VIP II Contrafund . . . . .          604        13,106         12,123
MFS New Discovery Series . . . . . .        6,978       107,103        106,557
V.A. Strategic Income  . . . . . . .           16           143            144
Health Sciences Fund . . . . . . . .          341         3,370          3,348
International Equity . . . . . . . .          137         1,025          1,032
Large/Mid Cap Value  . . . . . . . .      411,986     4,398,059      4,393,211
Small Cap Value  . . . . . . . . . .        2,264        28,288         31,149
AIM V.I. Growth Series . . . . . . .          105         1,644          1,712
MFS Research Series  . . . . . . . .          122         1,640          1,754
Templeton International  . . . . . .          182         2,050          2,133

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

  Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Subaccounts of the Trust, Declaration Trust and of the Outside Trust during 2001 were as follows:


     SUBACCOUNT                                       PURCHASES       SALES
--------------------------------------------------   -----------   -----------
Large Cap Growth . . . . . . . . . . . . . . . . .   $10,804,464   $ 3,042,541
Active Bond  . . . . . . . . . . . . . . . . . . .    16,609,722     7,469,708
International Equity Index . . . . . . . . . . . .     1,185,789       993,377
Small Cap Growth . . . . . . . . . . . . . . . . .     1,648,903     2,511,644
Global Balanced  . . . . . . . . . . . . . . . . .     3,149,776        69,865
Mid Cap Growth . . . . . . . . . . . . . . . . . .    12,345,246     2,849,824
Large Cap Value  . . . . . . . . . . . . . . . . .     9,841,981     1,226,858
Money Market . . . . . . . . . . . . . . . . . . .    15,460,482    19,348,199
Small/Mid Cap Growth . . . . . . . . . . . . . . .     3,467,498     1,034,469
Real Estate Equity . . . . . . . . . . . . . . . .     1,668,166     1,690,773
Growth & Income  . . . . . . . . . . . . . . . . .    13,637,246    12,552,806
Managed  . . . . . . . . . . . . . . . . . . . . .     8,042,371     6,853,899
Short Term Bond  . . . . . . . . . . . . . . . . .     1,003,940       312,720
Small Cap Equity . . . . . . . . . . . . . . . . .     2,687,802     2,215,133
International Opportunities  . . . . . . . . . . .     8,249,954     4,312,700
Equity Index . . . . . . . . . . . . . . . . . . .    14,738,704     4,705,379
Global Bond  . . . . . . . . . . . . . . . . . . .       350,575       643,185
Emerging Markets . . . . . . . . . . . . . . . . .       752,255       543,290
Bond Index . . . . . . . . . . . . . . . . . . . .     5,382,722       266,363
Small/Mid Cap CORE . . . . . . . . . . . . . . . .       540,923       617,672
High Yield Bond  . . . . . . . . . . . . . . . . .     1,143,455     1,541,928
Turner Core Growth . . . . . . . . . . . . . . . .       316,156       220,714
Brandes International Equity . . . . . . . . . . .     1,072,801       896,044
Frontier Capital Appreciation  . . . . . . . . . .       482,709       537,110
Clifton Enhanced US Equity . . . . . . . . . . . .        11,334         2,596
Large Cap Aggressive Growth  . . . . . . . . . . .            --           126
Fundamental Growth . . . . . . . . . . . . . . . .         2,150           401
AIM V.I. Value . . . . . . . . . . . . . . . . . .        10,887         1,614
Fidelity VIP Growth  . . . . . . . . . . . . . . .         1,088         3,397
Fidelity VIP II Contrafund . . . . . . . . . . . .        11,048         3,694
MFS New Discovery Series . . . . . . . . . . . . .        97,625         7,106
V.A. Strategic Income  . . . . . . . . . . . . . .           242           100
Health Sciences Fund . . . . . . . . . . . . . . .         3,402            31
International Equity . . . . . . . . . . . . . . .         1,034             9
Large/Mid Cap Value  . . . . . . . . . . . . . . .     4,503,258        99,962
Small Cap Value  . . . . . . . . . . . . . . . . .        34,680         6,084
AIM V.I. Growth Series . . . . . . . . . . . . . .         1,659            15
MFS Research Series  . . . . . . . . . . . . . . .         1,655            16
Templeton International  . . . . . . . . . . . . .         2,068            19

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

6. UNIT VALUES

  A summary of unit values and units outstanding for variable life contracts and the expense and the investment income ratios, excluding expenses of the underlying Portfolios were as follows:

                                      AT DECEMBER 31, 2001               FOR THE YEAR OR PERIODS ENDED DECEMBER 31, 2001
                               -----------------------------------  ---------------------------------------------------------
                                           UNIT FAIR                                                         TOTAL RETURN***
                               UNITS     VALUE LOWEST      ASSETS    EXPENSE RATIO*      INVESTMENT            LOWEST TO
         SUBACCOUNT            (000S)     TO HIGHEST       (000S)   LOWEST TO HIGHEST  INCOME RATIO**           HIGHEST
         ----------            ------    ------------      ------   -----------------  --------------        ---------------
Large Cap Growth                 627   $14.90 to  $58.93  $ 43,595    0.05% to 0.625%       0.98%        (18.04)% to 49.00%/e/
Active Bond                    1,941    13.84 to   66.70   108,818     0.05 to 0.625        7.87           6.80 to 38.40/e/
International Equity Index       221    10.19 to   19.15     5,654     0.05 to 0.625        2.70          (20.79) to 1.90/e/
Small Cap Growth                 330    14.70 to   16.83     4,876     0.05 to 0.625       --/c/           (13.12) to 68.30
Global Balanced                  291    10.88 to   11.56     3,248     0.60 to 0.625        0.57           (7.08) to (6.99)
Mid Cap Growth                 1,234    14.20 to   16.04    17,594     0.05 to 0.625       --/c/          (37.33) to 60.40/e/
Large Cap Value                1,282    15.89 to   18.90    23,398     0.05 to 0.625        1.83           0.66 to 58.90/e/
Money Market                     684    12.56 to   34.50    22,329     0.05 to 0.625        5.38           3.29 to 25.60/e/
Small/Mid Cap Growth             388    14.38 to   23.01     8,467     0.05 to 0.625       --/c/           2.00 to 121.80/e/
Real Estate Equity               133    13.29 to   32.43     5,901     0.05 to 0.625        5.72           5.07 to 32.90/e/
Growth & Income                1,818    13.99 to  137.76   230,297     0.05 to 0.625        1.94          (16.00) to 39.90/e/
Managed                        1,273    14.88 to   45.24   108,762     0.60 to 0.625        3.72           (3.47) to (3.41)
Short Term Bond                   70    13.29 to   15.68     1,055     0.05 to 0.625        5.62          (11.57) to 32.90/e/
Small Cap Equity                 436    10.30 to   11.04     4,641     0.05 to 0.625        0.09           (4.40) to 3.00/e/
International Opportunities    1,104    10.52 to   11.18    11,920     0.05 to 0.625        1.07          (21.41) to 5.20/e/
Equity Index                   2,838    15.82 to   18.87    51,695     0.05 to 0.625        1.52          (12.54) to 58.20/e/
Global Bond                       60    12.73 to   13.63       797     0.05 to 0.625        4.57          (2.07) to 27.30/e/
Emerging Markets                 122     7.29 to    7.46       893     0.05 to 0.625        0.31         (26.20) to (4.07)/e/
Bond Index                       436    12.30 to   12.58     5,365     0.60 to 0.625        6.46             6.86 to 7.22
Small/Mid Cap CORE                45    11.19 to   11.44       505     0.60 to 0.625        0.71            (0.36) to 0.09
High Yield Bond                  108     9.08 to   9.29        980     0.50 to 0.625       10.50           (8.00) to 1.68/e/
Turner Core Growth                21    16.67 to   19.69       362     0.50 to 0.625        0.14          (24.04) to 66.70/e/
Brandes International Equity      71    15.28 to   16.10     1,128     0.50 to 0.625        1.55          (13.33) to 61.00/e/
Frontier Capital Appreciation     21    19.76 to   24.69       460     0.50 to 0.625    0.60 to 0.625     (2.09) to 97.60/e/
Clifton Enhanced US Equity         3    10.25 to   13.83        28         0.60         0.60 to 0.625           (13.50)
Large Cap Aggressive Growth    --/a/     6.71 to   8.33          2        0.625            --/c/                (15.34)
Fundamental Growth                 2     6.12 to   10.16        11        0.625            --/c/                (32.72)
AIM V.I. Value                     2     7.13 to   29.72        12   0.525 to 0.625         0.19          (13.17) to (12.95)
Fidelity VIP Growth            --/a/     7.12 to   71.07         1        0.625            --/c/                (18.22)
Fidelity VIP II Contrafund         1     8.26 to   27.72        12   0.575 to 0.625         0.43          (13.06) to (12.86)
MFS New Discovery Series          11     9.12 to   16.49       107   0.575 to 0.625         5.14           (5.69) to (5.59)
V.A. Strategic Income          --/a/    10.33 to   13.79     --/b/        0.625            3.11/d/              3.30/f/
Health Sciences Fund           --/a/     9.77 to   9.81          3        0.625            --/c/               (2.30)/f/
International Equity           --/a/     8.03 to   8.43          1        0.625            --/c/              (16.00)/f/
Large/Mid Cap Value              322     9.40 to   16.44     4,393     0.50 to 0.625       0.30/d/        (6.00) to 64.40/f/
Small Cap Value                    3    10.44 to   16.79        31     0.50 to 0.625       0.97/d/          4.40 to 4.80/f/
AIM V.I. Growth Series         --/a/     8.44 to   20.77         2        0.625            0.34/d/            (15.60)/f/
MFS Research Series            --/a/     8.61 to   18.67         2        0.625            --/c/              (14.10)/f/
Templeton International        --/a/     8.17 to   8.19          2        0.60             --/c/              (18.30)/f/

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

  *These ratios represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying portfolios are excluded.

 **These amounts represent the dividends and other income received by the subaccount from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying portfolio in which the subaccounts invest.

***These amounts represent the total return for the periods indicated, including changes in the value of the underlying portfolio, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the commencement date through the end of the reporting period.

 a. Total accumulation units not greater than 500 units.

 b. Total assets not greater than $500.

 c. Portfolio distributed no dividends during the year.

 d. From May 1, 2001 (commencement of operations). Investment Income Ratio is annualized.

 e. From July 20, 2001 (inception of investment option). $10.00 initial offering price.

 f. From May 1, 2001 (inception of investment option). $10.00 initial offering price.

                   ALPHABETICAL INDEX OF KEY WORDS AND PHRASES


  This index should help you locate more information about many of the important concepts in this prospectus.

KEY WORD OR PHRASE                     PAGE     KEY WORD OR PHRASE            PAGE
Account ..............................  34      minimum insurance amount ....   18
account value ........................  14      modified endowment ..........   43
Additional Sum Insured ...............  18      monthly deduction date ......   36
asset-based risk charge ..............   8      Option A; Option B ..........   18
asset rebalancing ....................  16      optional benefits charge ....    8
attained age .........................   8      owner .......................    7
Basic Sum Insured ....................  18      partial withdrawal ..........   16
beneficiary ..........................  46      partial withdrawal charge ...    9
business day .........................   4      payment options .............   21
changing Option A or B ...............  21      Planned Premium .............   12
changing the Total Sum Insured .......  20      policy anniversary ..........   35
charges ..............................   7      policy year .................   35
Code .................................  41      premium; premium payment ....   11
contingent deferred sales charge .....   9      premium sales charge ........    7
cost of insurance rates ..............   8      prospectus ..................    2
date of issue ........................  35      receive; receipt ............   24
death benefit ........................   5      reinstate; reinstatement ....   14
deductions ...........................   7      SEC .........................    2
dollar cost averaging ................  16      Separate Account UV .........   34
expenses of the Series Funds .........   9      Series Funds ................    2
fixed investment option ..............  34      Servicing Office ............    2
full surrender .......................  16      special loan account ........   17
fund .................................   2      subaccount ..................   34
grace period .........................  14      surrender ...................    5
guaranteed death benefit feature .....  13      surrender value .............   16
Guaranteed Death Benefit Premium .....  13      Target Premium ..............    7
insurance charge .....................   8      tax considerations ..........   41
insured person .......................   5      telephone transactions ......   24
investment options ...................   1      Total Sum Insured ...........   18
John Hancock .........................  34      transfers of account value ..   15
lapse ................................  13      variable investment options .    1
loan .................................  17      we; us ......................   34
loan interest ........................  17      withdrawal ..................   16
market timing ........................   5      withdrawal charges ..........    9
maximum premiums .....................  12      you; your ...................    7
Minimum Initial Premium ..............  35

                                     PART II

                           UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that Section.

                        REPRESENTATION OF REASONABLENESS

     John Hancock Life Insurance Company represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                      UNDERTAKING REGARDING IMDEMNIFICATION

     Pursuant to Article 8 of John Hancock's Bylaws and Chapter 156B, Section 67 of the Massachusetts Business Corporation Law, John Hancock indemnifies each director, former director, officer, and former officer, and his heirs and legal representatives from liability incurred or imposed in connection with any legal action in which he may be involved by reason of any alleged act or omission as an officer or a director of John Hancock.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT

     This Registration Statement comprises the following papers and documents:

     The facing sheet.

     The prospectus containing 234 pages.

     The undertaking to file reports.

     The representation of reasonableness.

     The undertaking regarding indemnification.

     The signatures.

     The following exhibits:

     I.A.(1) John Hancock Board Resolution establishing the separate account, is incorporated by reference to Post-Effective Amendment No. 3 to the Form S-6 Registration Statement of File No. 33-63842, filed on March 6, 1996

         (2)  Not Applicable

         (3) (a) Form of Distribution and Servicing Agreement by and among Signator Investors, Inc. (previously known as "John Hancock Distributors, Inc."), John Hancock Life Insurance (previously known as "John Hancock Mutual Life Insurance Company"), and John Hancock Variable Life Insurance Company, incorporated by reference from Pre-Effective Amendment No. 2 to Form S-6 Registration Statement of John Hancock Variable Life Account S (File No. 33-15075) filed April 18, 1997.

              (b) Specimen Variable Contracts Selling Agreement between
                  Signator Investors, Inc. and selling broker-dealers, incorporated by reference from Pre-Effective Amendment No. 2 to Form S-6 Registration Statement of John Hancock Variable Life Account S (File No. 33-15075) filed April 18, 1997.

              (c) Schedule of sales commissions included in Exhibit I.A.(3)(a)
                  above.

         (4)  Not Applicable

         (5) Form of flexible premium variable life insurance policy, incorporated by reference from to the initial registration statement to this File, File No. 333-70734, filed on October 2, 2001.

         (6) (a) John Hancock's Restated Articles of Organization are No. 10 incorporated by reference from Post-Effective Amendment the Registration Statement of File No. 333-76662, filed on March 7, 2001.

              (b) John Hancock's Articles of Amendment are incorporated by reference from Pre-Effective Amendment No. 1 to File
                  No. 333-91448, filed on September 23, 2002.

              (c) John Hancock's Amended And Restated By-Laws are incorporated by reference to the Annual Report filed on Form 10-K, File No. 333-45862, filed March 27, 2002.

         (7)  Not applicable.

         (8) (a) Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and John Hancock Life Insurance Company (formerly known as "John Hancock Mutual Life Insurance Company"), filed in Post-Effective Amendment No. 1 to File No. 333-81127, filed May 4, 2000.

              (b) Participation Agreement Among Variable Insurance Products
                  Fund, Fidelity Distributors Corporation and John Hancock Life Insurance Company (formerly known as "John Hancock Mutual Life Insurance Company"), filed in Post-Effective Amendment No. 1 to File No. 333-81127, filed May 4, 2000.

              (c) Participation Agreement Among MFS Variable Insurance Trust,
                  John Hancock Life Insurance Company (formerly known as "John Hancock Mutual Life Insurance Company"), and Massachusetts Financial Services Company, filed in Post-Effective Amendment No. 1 to File No. 333-81127, filed May 4, 2000.

              (d) Participation Agreement By And Among AIM Variable Insurance
                  Funds, Inc., AIM Distributors, Inc., John Hancock Life Insurance Company (formerly known as "John Hancock Mutual Life Insurance Company"), and Certain of its Affiliated Insurance Companies, each on behalf of itself and its Separate Accounts, and John Hancock Funds, Inc., filed in Post-Effective Amendment No. 1 to File No. 333-81127, filed May 4, 2000.

              (e) Participation Agreement between Janus Aspen Series, Janus
                  Capital Corp., and John Hancock Variable Life Insurance Company, incorporated by reference to File 333-425, filed on Form S-6 on November 1, 2001.

              (f) Participation Agreement by and among The World Insurance
                  Trust, First Dominion Capital Corporation, CSI Capital Management, Inc., and John Hancock Life Insurance Company, incorporated by reference to Post-Effective Amendment No. 4 to file 333-52128.

         (9)  Not Applicable.

         (10) Forms of application for Policy, incorporated by reference to the initial registration statement to File No. 333-73082, filed on October 2, 2001.

         (11) Not Applicable. The Registrant invests only in shares of open-end Funds.

2.  Included as Exhibit 1.A(5) above.

3. Opinion and consent of counsel as to securities being registered, incorporated by reference from Pre-Effective Amendment No. 1 to this file, File No. 333-70734, filed August 30, 1994.

4.  Not Applicable

5.  Not Applicable

6.  Opinion and consent of actuary, filed herewith.

7.  Consent of independent auditors, filed herewith.

8. Memorandum describing John Hancock's issuance, transfer and redemption procedures for the flexible policy pursuant to Rule 6e-3(T)(b)(12)(iii), incorporated by reference to this file, File No. 33-76662, filed on April 19, 1996

9. Powers of attorney for David F. D'Alessandro, Foster L. Aborn, Wayne A. Budd, John M. Connors, Jr., John DeCiccio, Richard B. DeWolfe, Robert E. Fast, Thomas P. Glynn, Michael C. Hawley, Edward H Linde, Judith A. McHale,
    R. Robert Popeo, Richard F. Syron and Robert J Tarr, Jr., incorporated by reference to Post-Effective Amendment No. 2 to this File, File No. 333-70734.

10. Representations, Description and Undertaking pursuant to Rule
    6e-3(T)(b)(13)(iii)(F) under the Investment Company Act of 1940 are incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement to File No. 33-79108, filed October 10, 1994.

11. Opinion of Counsel as to eligibility of this Post-Effective Amendment for filing pursuant to Rule 485(b), filed herewith.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the John Hancock Life Insurance Company has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, and attested, all in the City of Boston and Commonwealth of Massachusetts on the 11th day of October, 2002.

                                            On behalf of the Registrant,
                                            JOHN HANCOCK LIFE INSURANCE COMPANY
                                            (Depositor)


                                            By:   /s/ DAVID F. D'ALESSANDRO
                                                -----------------------------
                                                   David F. D'Alessandro
                                                   Chairman, President and Chief
                                                      Executive Officer

Attest:  /s/ RONALD J. BOCAGE
        ----------------------------
          Ronald J. Bocage
          Vice President and Counsel

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities with John Hancock Life Insurance Company and on the dates indicated.

/s/ THOMAS E. MOLONEY                                         October 11, 2002
------------------------------------
Thomas E. Moloney
Senior Executive Vice President and
Chief Financial Officer
(Principal Financial Officer and
Acting Principal Accounting Officer)


/s/ DAVID F. D'ALESSANDRO                                     October 11, 2002
---------------------------
David F. D'Alessandro
Chairman, President and Chief Executive Officer
(Principal Executive Officer)

Signing for himself and as Attorney-In-Fact for:

Foster L. Aborn                Director
Wayne A. Budd                  Director
John M. Connors, Jr.           Director
John M. DeCiccio               Director
Richard B. DeWolfe             Director
Robert E. Fast                 Director
Thomas P. Glynn                Director
Michael C. Hawley              Director
Edward H. Linde                Director
Judith A. McHale               Director
R. Robert Popeo                Director
Richard F. Syron               Director
Robert J. Tarr, Jr.            Director

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto fixed and attested, all in the City of Boston and Commonwealth of Massachusetts on the 11th day of October, 2002.

On behalf of the Registrant
By John Hancock Life Insurance Company
(Depositor)


                                            By:  /s/ DAVID F. D'ALESSANDRO
                                                 --------------------------
                                                  David F. D'Alessandro
                                                  Chairman, President and
                                                  Chief Executive Officer

Attest: /s/ RONALD J. BOCAGE
        ---------------------------
         Ronald J. Bocage
         Vice President and Counsel